iShares(R)

iShares Trust

The iShares Trust consists of over 50 separate investment portfolios called "Funds." Each Fund described herein seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular equity market index compiled by one of two "Index Providers":
Standard & Poor's (a division of The McGraw-Hill Companies, Inc.) and Frank Russell Company. Barclays Global Fund Advisors is the advisor to each Fund.

iShares Trust is a registered investment company. The shares of iShares Trust Funds, called "iShares(R)," are listed and traded on national and foreign exchanges (each, a "Listing Exchange"). Market prices for iShares may be different from their net asset value ("NAV"). Each Fund has its own CUSIP number and exchange trading symbol.

Each Fund issues and redeems iShares at NAV only in large blocks of 50,000 iShares or multiples thereof ("Creation Units"). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units.

Except when aggregated in Creation Units, iShares are not redeemable securities.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                        Prospectus dated August 1, 2002
                          (as revised March 1, 2003)

     Table of Contents

Details on Investing    Overview...............................................  1
  in iShares            Introduction...........................................  1
                        Investment Objective...................................  1
                        Principal Investment Strategies........................  1
                        Replication............................................  2
                        Representative Sampling................................  2
                        Correlation............................................  2
                        Industry Concentration Policy..........................  2
Details on the Risks of Principal Risk Factors Common to All Funds.............  2
  Investing in iShares  Market Risk............................................  2
                        Trading Risk...........................................  2
                        Asset Class Risk.......................................  3
                        Tracking Error Risk....................................  3
                        Market Trading Risks...................................  3
                        Passive Investments....................................  3
                        Lack of Governmental Insurance or Guarantee............  3
                        Concentration..........................................  4
                        Derivatives............................................  4

Details on Each         Description of iShares S&P Index Funds.................  5
  iShares Fund          iShares S&P 100 Index Fund.............................  6
                        iShares S&P 500 Index Fund.............................  9
                        iShares S&P 500/BARRA Growth Index Fund................ 12
                        iShares S&P 500/BARRA Value Index Fund................. 15
                        iShares S&P MidCap 400 Index Fund...................... 18
                        iShares S&P MidCap 400/BARRA Growth Index Fund......... 21
                        iShares S&P MidCap 400/BARRA Value Index Fund.......... 24
                        iShares S&P SmallCap 600 Index Fund.................... 27
                        iShares S&P SmallCap 600/BARRA Growth Index Fund....... 30
                        iShares S&P SmallCap 600/BARRA Value Index Fund........ 33
                        iShares S&P Global 100 Index Fund...................... 36
                        iShares S&P Global Energy Sector Index Fund............ 39
                        iShares S&P Global Financials Sector Index Fund........ 42
                        iShares S&P Global Healthcare Sector Index Fund........ 45
                        iShares S&P Global Technology Sector Index Fund........ 48
                        iShares S&P Global Telecommunications Sector Index Fund 51
                        iShares S&P Europe 350 Index Fund...................... 54
                        iShares S&P Latin America 40 Index Fund................ 57
                        iShares S&P/TOPIX 150 Index Fund....................... 59

                        Description of iShares Russell
                          Index Funds.......................................... 61
                        iShares Russell 3000 Index Fund........................ 62
                        iShares Russell 3000 Growth Index Fund................. 65
                        iShares Russell 3000 Value Index Fund.................. 68
                        iShares Russell 2000 Index Fund........................ 71
                        iShares Russell 2000 Growth Index Fund................. 74
                        iShares Russell 2000 Value Index Fund.................. 77
                        iShares Russell 1000 Index Fund........................ 80
                        iShares Russell 1000 Growth Index Fund................. 83
                        iShares Russell 1000 Value Index Fund.................. 86


                                                                         page i

                      iShares Russell Midcap Index Fund..........  89
                      iShares Russell Midcap Growth Index Fund...  91
                      iShares Russell Midcap Value Index Fund....  93

Details on Management Management.................................  95
  and Operations      Investment Advisor.........................  95
                      Administrator, Custodian and Transfer Agent  96

Details on Buying and Shareholder Information....................  96
  Selling iShares     Buying and Selling iShares.................  96
                      Book Entry.................................  96
                      iShare Prices..............................  97
                      Determining NAV............................  97
                      Dividends and Distributions................  97
                      Taxes......................................  97
                      Taxes on Distributions.....................  97
                      Taxes when iShares are Sold................  98
                      Creations and Redemptions..................  98
                      iShares Transaction Fees...................  99
                      Possible Claim............................. 100

                      Distribution............................... 100

                      Financial Highlights....................... 100

                      Index Providers............................ 111

                      Disclaimers................................ 111

                      Supplemental Information................... 114
                      Premium/Discount Information (Unaudited)... 114
                      Total Return Information................... 131

                                                                       i Shares

  page ii

Overview

Introduction

This Prospectus provides the information you need to make an informed decision about investing in iShares. It contains important facts about the iShares Trust as a whole and each Fund in particular.

An index is a group of securities that an Index Provider selects as representative of a market, market segment or specific industry sector. The Index Provider determines the relative weightings of the securities in the index and publishes information regarding the market value of the index.

Each Fund is an "index fund" which seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index (its "Underlying Index") developed by one of the following Index Providers:

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc., provides financial, economic and investment information and analytical services to the financial community.

      Frank Russell Company is an investment services firm that offers a variety of investment management products and services.

Barclays Global Fund Advisors ("BGFA"), the advisor to each Fund, is a subsidiary of Barclays Global Investors, N.A. ("BGI"). BGFA and its affiliates are not affiliated with either of the Index Providers.

The Principal Investment Strategies and the Principal Risk Factors Common to All Funds sections discuss the principal strategies and risks applicable to the Funds, while the Description of iShares Funds sections provide important information about each Fund, including a brief description of its Underlying Index and principal risks specific to that Fund.

Investment Objective

Each Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of its Underlying Index.

Principal Investment Strategies

BGFA uses a "passive" or indexing approach to try to achieve each Fund's investment objective. Unlike many investment companies, the Funds do not try to "beat" the markets they track and do not seek temporary defensive positions when markets decline or appear overvalued. BGFA does not make any judgments about the investment merit of a particular security, nor does it attempt to apply any economic, financial or market analysis.

Indexing may eliminate some of the risks of active management, such as poor stock selection. Indexing may also help increase after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

Each Fund will invest at least 90% of its assets in the securities of its Underlying Index or in American Depository Receipts ("ADRs") based on securities in the Underlying Index. A Fund may hold up to 10% of its assets in securities not included in its Underlying Index. For example, BGFA may invest in securities not included in the relevant Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in the relevant Underlying Index (such as reconstitutions, additions and deletions). A Fund may also invest its other assets in futures contracts, options on futures contracts, options, and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA.

iShares Overview

BGFA uses two basic indexing strategies--Replication and Representative Sampling--as described below. The Description of iShares Funds sections indicate the strategy of each Fund.

Replication

"Replication" is investing in substantially all of the securities in the relevant Underlying Index in approximately the same proportions as in the Underlying Index.

Representative Sampling

"Representative Sampling" is investing in a representative sample of securities in the Underlying Index, which have a similar investment profile as the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use Representative Sampling generally do not hold all of the securities that are included in the relevant Underlying Index.

Correlation

An index is a theoretical financial calculation while a Fund is an actual investment portfolio. The performance of a Fund and its Underlying Index will vary somewhat due to transaction costs, market impact, corporate actions (such as mergers and spin-offs) and timing variances.

BGFA expects that, over time, the correlation between each Fund's performance and that of its Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. Any correlation of less than 100% is called "tracking error." A Fund using Representative Sampling can be expected to have a greater tracking error than a Fund using Replication.

Industry Concentration Policy

No Fund will concentrate its investments (i.e., hold 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Principal Risk Factors Common to all Funds

Each Fund is subject to the principal risks described below. Additional principal risks associated with a Fund are discussed under the description of such Fund. Some or all of these risks may adversely affect a Fund's NAV, trading price, yield, total return and/or its ability to meet its objectives.

Market Risk

Each Fund's NAV will react to securities markets movements. You could lose money over short periods due to fluctuation in a Fund's NAV in response to market movements, and over longer periods during market downturns.

Trading Risk

While the creation/redemption feature of iShares is designed to make it likely that iShares will trade close to their NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from net asset value.


                                                                       i Shares

Asset Class Risk

The returns from the types of securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of out-performance and underperformance in comparison to the general securities markets.

Tracking Error Risk

Factors such as the fees and expenses of a Fund, imperfect correlation between a Fund's securities and those in its Underlying Index, rounding of prices, changes to the Underlying Indices and regulatory policies may affect BGFA's ability to achieve close correlation with the Underlying Index of each Fund. Each Fund's returns may therefore deviate from those of its Underlying Index.

Market Trading Risks

Absence of Prior Active Market

      Although the iShares are listed for trading on the American Stock Exchange LLC ("AMEX"), New York Stock Exchange, Inc. ("NYSE"), Chicago Board Options Exchange ("CBOE"), and are listed and traded on other U.S. and foreign exchanges, there can be no assurance that an active trading market for iShares will develop or be maintained.

Lack of Market Liquidity

      Trading in iShares may be halted because of market conditions or for reasons that, in the view of the Listing Exchange, make trading in iShares inadvisable. In addition, trading in iShares is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of the iShares of any Fund will continue to be met or will remain unchanged.

iShares May Trade at Prices Other than NAV

      iShares may trade at, above or below their NAV. The NAV of iShares will fluctuate with changes in the market value of a Fund's holdings. The trading prices of iShares will fluctuate in accordance with changes in their NAVs as well as market supply and demand. However, given that iShares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAVs of iShares should not be sustained.

      Additional principal risks associated with investing in iShares of a particular Fund are discussed in the Description of iShares Funds sections.

Passive Investments

The Funds are not actively managed. Each Fund may be affected by a general decline in the U.S. or foreign market segments relating to its Underlying Index. Each Fund invests in the securities included in its Underlying Index regardless of their investment merit. BGFA does not attempt to individually select securities or to take defensive positions in declining markets.

Lack of Governmental Insurance or Guarantee

An investment in the Funds is not a bank deposit nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

iShares Overview

Concentration

If the Underlying Index of a Fund concentrates in a particular industry, group of industries or sector, that Fund may be adversely affected by the performance of those securities and be subject to price volatility. In addition, a Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence.

Derivatives

A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Each Fund may invest in stock index future contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

                                                                       i Shares

Description of iShares Funds

iShares S&P Index Funds

..  iShares S&P 100 Index Fund

..  iShares S&P 500 Index Fund

..  iShares S&P 500/BARRA Growth Index Fund

..  iShares S&P 500/BARRA Value Index Fund

..  iShares S&P MidCap 400 Index Fund

..  iShares S&P MidCap 400/BARRA Growth Index Fund

..  iShares S&P MidCap 400/BARRA Value Index Fund

..  iShares S&P SmallCap 600 Index Fund

..  iShares S&P SmallCap 600/BARRA Growth Index Fund

..  iShares S&P SmallCap 600/BARRA Value Index Fund

..  iShares S&P Global 100 Index Fund

..  iShares S&P Global Energy Sector Index Fund

..  iShares S&P Global Financials Sector Index Fund

..  iShares S&P Global Healthcare Sector Index Fund

..  iShares S&P Global Technology Sector Index Fund

..  iShares S&P Global Telecommunications Sector Index Fund

..  iShares S&P Europe 350 Index Fund

..  iShares S&P Latin America 40 Index Fund

..  iShares S&P/TOPIX 150 Index Fund

"Standard & Poor's(R)," "S&P(R)," "S&P500(R)," "Standard & Poor's 500," "S&P 500 Index," "S&P MidCap 400 Index," "S&P SmallCap 600 Index," "S&P 500/BARRA Growth Index," "Standard & Poor's 500/BARRA Growth Index," "S&P 500/BARRA Value Index," "Standard & Poor's 500/BARRA Value Index," "S&P MidCap 400/BARRA Growth Index," "S&P MidCap 400/BARRA Value Index," "S&P SmallCap 600/BARRA Growth Index," "S&P SmallCap 600/BARRA Value Index," "S&P 100 Index," "S&P Global 100 Index," "S&P Global Energy Sector Index(R)," "S&P Global Financials Sector Index(R)," "S&P Global Healthcare Sector Index(R)," "S&P Global Information Technology Sector Index(R)," "S&P Global Telecommunications Sector Index(R)," "S&P Europe 350 Index," "S&P Latin America 40 Index" and "S&P/TOPIX 150 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use for certain purposes by BGI. The Funds that are based on S&P indices are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in iShares.

Description of iShares S&P Index Funds
iShares S&P 100 Index Fund

Cusip: 464287101
CBOE Trading Symbol: OEF
Underlying Index: Standard & Poor's 100 Index

Investment Objective

The iShares S&P 100 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor's 100 Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the large capitalization sector of the U.S. equity market. It is a subset of the Standard & Poor's 500 Index and consists of blue chip stocks from diverse industries in the Standard & Poor's 500 Index. As of May 31, 2002, the Index represented approximately 40% of the market capitalization of listed U.S. equities. The Fund uses a Replication strategy to try to track the Index.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.


                                                                       i Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001    -13.99%


--------
1 The Fund's total return for the six months ended June 30, 2002 was -15.56%. The best calendar quarter return during the period shown above was 9.94% in the 4th quarter of 2001; the worst was -15.39% in the 3rd quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                     -13.99%    -16.56%
     Return After Taxes on Distributions/2/                                  -14.34%    -16.90%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           -8.53%    -13.36%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -13.81%    -16.45%

--------
1  Inception date: 10/23/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

iShares S&P 100 Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are listed on the CBOE.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                             None
      (fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees discussion below)
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.20%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.20%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $20     $64    $113     $255

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $2,654,500. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,654,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $5,935 if the Creation Unit is redeemed after one year, $17,601 if the Creation Unit is redeemed after three years, $30,414 if the Creation Unit is redeemed after five years, and $68,231 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


                                                                       i Shares
iShares S&P 500 Index Fund

Cusip: 464287200
AMEX Trading Symbol: IVV
Underlying Index: Standard & Poor's 500 Index

Investment Objective

The iShares S&P 500 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor's 500 Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the large-capitalization sector of the U.S. equity market. The Fund uses a Replication strategy to try to track the Index, which, as of May 31, 2002, included approximately 79% of the market capitalization of all publicly traded U.S. equity securities. The stocks in the Index are selected according to the total market value of their outstanding shares.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.


iShares S&P 500 Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001    -11.96%


--------
1 The Fund's total return for the six months ended June 30, 2002 was -13.19%. The best calendar quarter return during the period shown above was 10.63% in the 4th quarter of 2001; the worst was -14.68% in the 3rd quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                     -11.96%    -12.39%
     Return After Taxes on Distributions/2/                                  -12.36%    -12.75%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           -7.29%     -9.99%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -11.89%    -12.35%

--------
1  Inception date: 5/15/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                             None
      (fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees discussion below)
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.09%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.09%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $10     $30     $53     $121

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $2,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $5,361,000. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $2,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $5,361,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $6,942 if the Creation Unit is redeemed after one year, $17,564 if the Creation Unit is redeemed after three years, $29,256 if the Creation Unit is redeemed after five years, and $63,893 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


iShares S&P 500 Index Fund
iShares S&P 500/BARRA Growth
Index Fund

Cusip: 464287309
AMEX Trading Symbol: IVW
Underlying Index: Standard & Poor's 500/BARRA Growth Index

Investment Objective

The iShares S&P 500/BARRA Growth Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor's 500/BARRA Growth Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the large-capitalization growth sector of the U.S. equity market. It is a subset of the Standard & Poor's 500 Index and consists of those companies with the highest price-to-book ratios in the Standard & Poor's 500 Index, representing approximately 50% of the market capitalization of the Standard & Poor's 500 Index. The Fund uses a Replication strategy to try to track the Index.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. Growth stocks may lack the dividend yield that can cushion stock prices in market downturns.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.


                                                                       i Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001    -12.88%


--------
1 The Fund's total return for the six months ended June 30, 2002 was -16.99%. The best calendar quarter return during the period shown above was 12.97% in the 4th quarter of 2001; the worst was -17.43% in the 1st quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                     -12.88%    -17.66%
     Return After Taxes on Distributions/2/                                  -13.11%    -17.87%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           -7.84%    -14.05%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -12.73%    -17.56%

--------
1  Inception date: 5/22/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


iShares S&P 500/BARRA Growth Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                             None
      (fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees discussion below)
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.18%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.18%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $18     $58    $101     $230

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $2,677,000. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,677,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $5,434 if the Creation Unit is redeemed after one year, $16,026 if the Creation Unit is redeemed after three years, $27,665 if the Creation Unit is redeemed after five years, and $62,038 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


                                                                       i Shares
iShares S&P 500/BARRA Value
Index Fund

Cusip: 464287408
AMEX Trading Symbol: IVE
Underlying Index: Standard & Poor's 500/BARRA Value Index

Investment Objective

The iShares S&P 500/BARRA Value Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor's 500/BARRA Value Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the large capitalization value sector of the U.S. equity market. It is a subset of the Standard & Poor's 500 Index and consists of those stocks with the lowest price-to-book ratios in the Standard & Poor's 500 Index, representing approximately 50% of the market capitalization of the Standard & Poor's 500 Index. The Fund uses a Replication strategy to try to track the Index.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. Value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.


iShares S&P 500/BARRA Value Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001    -11.85%


--------
1 The Fund's total return for the six months ended June 30, 2002 was -9.54%. The best calendar quarter return during the period shown above was 7.91% in the 4th quarter of 2001; the worst was -16.23% in the 3rd quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                     -11.85%    -3.71%
     Return After Taxes on Distributions/2/                                  -12.34%    -4.28%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           -7.21%    -3.23%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -11.71%    -3.58%

--------
1  Inception date: 5/22/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                             None
      (fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees discussion below)
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.18%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.18%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $18     $58    $101     $230

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $2,661,000. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $1,500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit $2,661,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $6,402 if the Creation Unit is redeemed after one year, $16,928 if the Creation Unit is redeemed after three years, $28,492 if the Creation Unit is redeemed after five years, and $62,647 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


iShares S&P 500/BARRA Value Index Fund
iShares S&P MidCap 400 Index Fund

Cusip: 464287507
AMEX Trading Symbol: IJH
Underlying Index: Standard & Poor's MidCap 400 Index

Investment Objective

The iShares S&P MidCap 400 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor's MidCap 400 Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the mid-capitalization sector of the U.S. equity market. The Fund uses a Representative Sampling strategy to try to track the Index, which, as of May 31, 2002, included approximately 6% of the market capitalization of all U.S. equity securities. The stocks in the Index have a market capitalization between $1 billion and $5 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. Mid-capitalization stocks are more vulnerable than large-capitalization stocks to adverse business or economic developments.

.. Mid-capitalization companies normally have less diverse product lines than large-capitalization companies and thus are more susceptible to adverse developments concerning their products.

.. Mid-capitalization stocks may be thinly traded and thus may be difficult for the Fund to buy and sell.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.


                                                                       i Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001    -00.68%


--------
1 The Fund's total return for the six months ended June 30, 2002 was -3.35%. The best calendar quarter return during the period shown above was 18.00% in the 4th quarter of 2001; the worst was -16.59% in the 3rd quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                      -0.68%     6.92%
     Return After Taxes on Distributions/2/                                   -1.01%     6.51%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           -0.43%     5.35%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)  -0.60%     7.08%

--------
1  Inception date: 5/22/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

iShares S&P MidCap 400 Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                             None
      (fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees discussion below)
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.20%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.20%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $20     $64    $113     $255

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $5,289,500. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $1,500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $5,289,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $12,330 if the Creation Unit is redeemed after one year, $35,574 if the Creation Unit is redeemed after three years, $61,103 if the Creation Unit is redeemed after five years, and $136,451 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


                                                                       i Shares
iShares S&P MidCap 400/BARRA
Growth Index Fund

Cusip: 464287606
AMEX Trading Symbol: IJK
Underlying Index: Standard & Poor's MidCap 400/BARRA Growth Index

Investment Objective

The iShares S&P MidCap 400/BARRA Growth Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor's MidCap 400/BARRA Growth Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the mid-capitalization growth sector of the U.S. equity market. It is a subset of the Standard & Poor's 400 Index and consists of those companies with the highest price-to-book ratios within the Standard & Poor's 400 Index, representing approximately 50% of the market capitalization of the Standard & Poor's 400 Index. The Index consists of stocks from a broad range of industries. The Fund uses a Replication strategy to try to track the Index.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. Mid-capitalization stocks are more vulnerable than large-capitalization stocks to adverse business or economic developments.

.. Mid-capitalization companies normally have less diverse product lines than large-capitalization companies and thus are more susceptible to adverse developments concerning their products.

.. Mid-capitalization stocks may be thinly traded and thus may be difficult for the Fund to buy and sell.

.. Growth stocks may lack the dividend yield that can cushion stock prices in market downturns.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.


iShares S&P MidCap 400/BARRA Growth Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001    -08.23%


--------
1 The Fund's total return for the six months ended June 30, 2002 was -10.16%. The best calendar quarter return during the period shown above was 21.81% in the 4th quarter of 2001; the worst was -20.21% in the 3rd quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                      -8.23%    -11.35%
     Return After Taxes on Distributions/2/                                   -8.26%    -11.45%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           -5.01%     -9.07%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)  -7.97%    -11.03%

--------
1  Inception date: 7/24/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                             None
      (fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees discussion below)
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.25%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.25%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $26     $80    $141     $318

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $5,622,000. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $5,622,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $14,888 if the Creation Unit is redeemed after one year, $45,745 if the Creation Unit is redeemed after three years, $79,604 if the Creation Unit is redeemed after five years, and $179,367 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


iShares S&P MidCap 400/BARRA Growth Index Fund iShares S&P MidCap 400/BARRA
Value Index Fund

Cusip: 464287705
AMEX Trading Symbol: IJJ
Underlying Index: Standard & Poor's MidCap 400/BARRA Value Index

Investment Objective

The iShares S&P MidCap 400/BARRA Value Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor's MidCap 400/BARRA Value Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the Standard & Poor's 400 Index and consists of those companies with the lowest price-to-book ratios within the Standard & Poor's 400 Index, representing approximately 50% of the market capitalization of the Standard & Poor's MidCap 400 Index. The Index consists of stocks from a broad range of industries. The Fund uses a Replication strategy to try to track the Index.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. Mid-capitalization stocks are more vulnerable than large-capitalization stocks to adverse business or economic developments.

.. Mid-capitalization companies normally have less diverse product lines than large-capitalization companies and thus are more susceptible to adverse developments concerning their products.

.. Mid-capitalization stocks may be thinly traded and thus may be difficult for the Fund to buy and sell.

.. Value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.


                                                                       i Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001    7.05%


--------
1 The Fund's total return for the six months ended June 30, 2002 was 3.29%. The best calendar quarter return during the period shown above was 14.55% in the 4th quarter of 2001; the worst was -13.06% in the 3rd quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                      7.05%     18.22%
     Return After Taxes on Distributions/2/                                   6.53%     17.55%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           4.28%     14.32%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)  7.14%     18.41%

--------
1  Inception date: 7/24/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

iShares S&P MidCap 400/BARRA Value Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                             None
      (fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees discussion below)
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.25%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.25%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $26     $80    $141     $318

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,250 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $4,927,500. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $1,250 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $4,927,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $13,858 if the Creation Unit is redeemed after one year, $40,899 if the Creation Unit is redeemed after three years, $70,571 if the Creation Unit is redeemed after five years, and $157,995 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


                                                                       i Shares
iShares S&P SmallCap 600 Index Fund

Cusip: 464287804
AMEX Trading Symbol: IJR
Underlying Index: Standard & Poor's SmallCap 600 Index

Investment Objective

The iShares S&P Small Cap 600 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor's SmallCap 600 Index (the "Index").

Principal Investment Strategy

The Index measures the performance of publicly traded securities in the small-capitalization sector of the U.S. equity market. The Fund uses a Representative sampling strategy to try to track the Index, which, as of May 31, 2002, included approximately 3% of the market capitalization of the U.S. equity market. The stocks in the Index:

..  Have been traded for at least six months;

.. Have a price greater than $1 on any three or more business days during a 12-month period;

.. Have an annualized turnover exceeding 20% of shares outstanding with not more than 50% of the shares owned by a single shareholder; and

..  Have a bid-asked spread of 5% or less.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. Small-capitalization companies may be less financially secure than larger, more established companies.

.. Small-capitalization companies may depend on a small number of essential personnel and thus are more vulnerable to personnel loss.

.. Small-capitalization companies normally have less diverse product lines than larger capitalization companies and thus are more susceptible to adverse developments concerning their products.

.. Small-capitalization stocks may be thinly traded and thus may be difficult for the Fund to buy and sell.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.


iShares S&P SmallCap 600 Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001    06.35%


--------
1 The Fund's total return for the six months ended June 30, 2002 was -0.08%. The best calendar quarter return during the period shown above was 20.62% in the 4th quarter of 2001; the worst was -16.86% in the 3rd quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                      6.35%     11.75%
     Return After Taxes on Distributions/2/                                   6.10%     11.25%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           3.84%      9.19%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)  6.54%     11.97%

--------
1  Inception date: 5/22/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                             None
      (fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees discussion below)
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.20%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.20%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $20     $64    $113     $255

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $2,500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $6,057,500. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $2,500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $6,057,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $14,901 if the Creation Unit is redeemed after one year, $41,516 if the Creation Unit is redeemed after three years, $70,748 if the Creation Unit is redeemed after five years, and $157,026 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


iShares S&P SmallCap 600 Index Fund
iShares S&P SmallCap 600/BARRA
Growth Index Fund

Cusip: 464287887
AMEX Trading Symbol: IJT
Underlying Index: Standard & Poor's SmallCap 600/BARRA Growth Index

Investment Objective/Approach

The iShares S&P SmallCap 600/BARRA Growth Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor's SmallCap 600/BARRA Growth Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the small-capitalization growth sector of the U.S. equity market. It is a subset of the Standard & Poor's 600 Index and consists of those companies with the highest price-to-book ratios within the Standard & Poor's 600 Index, representing approximately 50% of the market capitalization of the Standard & Poor's SmallCap 600 Index. The Fund uses a Replication strategy to try to track the Index.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. Small-capitalization companies may be less financially secure than larger, more established companies.

.. Small-capitalization companies may depend on a small number of key personnel and thus are more vulnerable to personnel losses.

.. Small-capitalization companies normally have less diverse product lines than larger capitalization companies and thus are more susceptible to adverse developments concerning their products.

.. Small-capitalization stocks may be thinly traded and thus may be difficult for the Fund to buy and sell.

.. Growth stocks may lack the dividend yield that can cushion stock prices in market downturns.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.


                                                                       i Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001    -1.38%


--------
1 The Fund's total return for the six months ended June 30, 2002 was -5.78%. The best calendar quarter return during the period shown above was 20.28% in the 4th quarter of 2001; the worst was -17.28% in the 3/rd/ quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                      -1.38%    -4.69%
     Return After Taxes on Distributions/2/                                   -1.43%    -4.92%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           -0.85%    -3.86%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)  -1.18%    -4.42%

--------
1  Inception date: 7/24/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

iShares S&P SmallCap 600/BARRA Growth Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                             None
      (fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees discussion below)
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.25%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.25%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $26     $80    $141     $318

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $750 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $3,861,000. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $750 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $3,861,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $10,630 if the Creation Unit is redeemed after one year, $31,820 if the Creation Unit is redeemed after three years, $55,070 if the Creation Unit is redeemed after five years, and $123,577 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


                                                                       i Shares
iShares S&P SmallCap 600/BARRA
Value Index Fund

Cusip: 464287879
AMEX Trading Symbol: IJS
Underlying Index: Standard & Poor's SmallCap 600/BARRA Value Index

Investment Objective

The iShares S&P SmallCap 600/BARRA Value Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor's SmallCap 600/BARRA Value Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the small-capitalization value sector of the U.S. equity market. It is a subset of the Standard & Poor's 600 Index and consists of those companies with the lowest price-to-book ratios in the Standard & Poor's SmallCap 600 Index, representing approximately 50% of the market capitalization of the Standard & Poor's SmallCap 600 Index. The Fund uses a Representative sampling strategy to try to track the Index.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. Small-capitalization companies may be less financially secure than larger, more established companies.

.. Small-capitalization companies may depend on a small number of essential personnel and are thus more vulnerable to personnel losses.

.. Small-capitalization companies normally have less diverse product lines than larger capitalization companies and thus are more susceptible to adverse developments concerning their products.

.. Small-capitalization stocks may be thinly traded and thus may be difficult for the Fund to buy and sell.

.. Value stocks can continue to be inexpensive for long periods and may not ever realize their full value.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.


iShares S&P SmallCap 600/BARRA Value Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001     12.61%


--------
1 The Fund's total return for the six months ended June 30, 2002 was 5.35%. The best calendar quarter return during the period shown above was 20.82% in the 4th quarter of 2001; the worst was -16.52% in the 3rd quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                      12.61%    18.35%
     Return After Taxes on Distributions/2/                                   12.28%    17.84%
     Return After Taxes on Distributions and Sale of Fund Shares/2/            7.66%    14.50%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)  13.10%    18.70%

--------
1  Inception date: 7/24/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                             None
      (fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees discussion below)
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.25%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.25%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $26     $80    $141     $318

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,750 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $4,723,000. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $1,750 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $4,723,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $13,833 if the Creation Unit is redeemed after one year, $39,750 if the Creation Unit is redeemed after three years, $68,186 if the Creation Unit is redeemed after five years, and $151,973 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


iShares S&P SmallCap 600/BARRA Value Index Fund iShares S&P Global 100 Index Fund

Cusip: 464287572
NYSE Trading Symbol: IOO
Underlying Index: Standard & Poor's Global 100 Index

Investment Objective

The iShares S&P Global 100 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor's Global 100 Index (the "Index").

Principal Investment Strategy

The Index is designed to measure the performance of large trans-national companies that are of major importance in the global markets. It is a subset of the Standard & Poor's Global 1200 Index and contains 100 common stocks, screened for sector representation, liquidity and size. The market capitalization of constituent companies is adjusted to reflect only those shares that are available to foreign investors. The Fund uses a Representative Sampling strategy to try to track the Index.

As of May 31, 2002, the Index was comprised of stocks of companies in the following countries: Australia, Belgium, Canada, Finland, France, Germany, Great Britain, Italy, Japan, Mexico, Netherlands, Spain, Sweden, Switzerland and the United States.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. Since foreign exchanges are open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

.. Because the Fund's NAV is determined on the basis of US dollars, you may lose money if you invest in the Fund if the local currency of a foreign market depreciates against the US dollar, even if the local currency value of the Fund's holdings goes up.

.. An investment in the Fund involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the securities markets of the component countries, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in the Fund generally involves certain risks and considerations not typically associated with investing in a fund that invests in the securities of US issuers. The principal risk factors, which could decrease the value of your investment, are listed and described below:

  .  Less liquid and less efficient securities markets;

  .  Greater price volatility;

  .  Exchange rate fluctuations and exchange controls;

  .  Less publicly available information about issuers;

  .  The imposition of withholding or other taxes;

  . The imposition of restrictions on the expatriation of funds or other assets of the Fund;

  . Higher transaction and custody costs and delays in attendant settlement procedures;

  .  Difficulties in enforcing contractual obligations;

  .  Lesser levels of regulation of the securities markets;

  .  Different accounting, disclosure and reporting requirements;

  .  More substantial government involvement in the economy;

  .  Higher rates of inflation;

  . Greater social, economic and political uncertainty and the risk of nationalization or expropriation of assets and risk of war;

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

                                                                       i Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001    -14.90%





--------
1 The Fund's total return for the six months ended June 30, 2002 was -14.66%. The best calendar quarter return during the period shown above was 9.89% in the 4th quarter of 2001; the worst was -14.50% in the 3rd quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                     -14.90%    -17.06%
     Return After Taxes on Distributions/2/                                  -15.25%    -17.39%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           -9.08%    -13.79%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -14.05%    -15.88%

--------
1  Inception date: 12/5/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

iShares S&P Global 100 Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the NYSE.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                                None
      (fees paid directly from your investment, but see the Creation Transaction Fees and
      Redemption Transaction Fees discussion below)
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                           0.40%
      Distribution and Service (12b-1) Fees                                                     None
      Other Expenses***                                                                         None
-----------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                            0.40%
-----------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $41    $128    $224     $505

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $2,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $2,658,500. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $2,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,658,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $12,870 if the Creation Unit is redeemed after one year, $36,134 if the Creation Unit is redeemed after three years, $61,588 if the Creation Unit is redeemed after five years, and $136,201 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

                                                                       i Shares
iShares S&P Global Energy Sector
Index Fund

CUSIP: 464287341
AMEX Trading Symbol: IXC
Underlying Index: Standard & Poor's Global Energy Sector Index

Investment Objective

The iShares S&P Global Energy Sector Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor's Global Energy Sector Index (the "Index").

Principal Investment Strategy

The Index has been developed by Standard & Poor's. The Index measures the performance of companies that Standard & Poor's deems to be part of the energy sector of the economy and that Standard & Poor's believes are important to global markets. It is a subset of the Standard & Poor's Global 1200 Index. Component companies include oil equipment and services, oil exploration and production, and oil refineries. As of May 31, 2002, the Index was comprised of stocks of companies in the following countries: Australia, Brazil, Canada, France, Great Britain, Italy, Japan, Netherlands, Spain, and the United States. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. Since the Fund attempts to track an index representing a single sector of the economy the Fund is particularly susceptible to economic and other events affecting that sector, and the Fund may be more volatile than funds based on broader market segments.

.. Since foreign exchanges are open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

.. Because the Fund's NAV is determined on the basis of US dollars, you may lose money if you invest in the Fund if the local currency value of a foreign market depreciates against the US Dollar, even if the local currency value of the Fund's holdings goes up.

.. An investment in the Fund involves risks similar to those of investing in a portfolio of equity securities traded on exchanges in the securities markets of the component countries, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in the Fund generally involves certain risks and considerations not typically associated with investing in a fund that invests in the securities of US issuers. The principal risk factors, which could decrease the value of your investment, are listed and described below:

  .  Less liquid and less efficient securities markets;

  .  Greater price volatility;

  .  Exchange rate fluctuations and exchange controls;

iShares S&P Global Energy Sector Index Fund

  .  Less publicly available information about issuers;

  .  The imposition of withholding or other taxes;

  . The imposition of restrictions on the expatriation of funds or other assets of the Fund;

  . Higher transaction and custody costs and delays in attendant settlement procedures;

  .  Difficulties in enforcing contractual obligations;

  .  Lesser levels of regulation of the securities markets;

  .  Different accounting, disclosure and reporting requirements;

  .  More substantial government involvement in the economy;

  .  Higher rates of inflation;

  . Greater social, economic and political uncertainty and the risk of nationalization or expropriation of assets and risk of war;

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.


                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                             None
      (fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees discussion below)
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.65%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.65%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $66    $208    $364     $817

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems iShares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $600 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $2,678,500. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $600 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,678,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $18,385 if the Creation Unit is redeemed after one year, $56,309 if the Creation Unit is redeemed after three years, $97,605 if the Creation Unit is redeemed after five years and $217,626 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

iShares S&P Global Energy Sector Index Fund iShares S&P Global Financials
Sector Index Fund

Cusip: 464287333
AMEX Trading Symbol: IXG
Underlying Index: Standard & Poor's Global Financials Sector Index

Investment Objective

The iShares S&P Global Financials Sector Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor's Global Financials Sector Index (the "Index").

Principal Investment Strategy

The Index has been developed by Standard & Poor's. The Index measures the performance of companies that Standard & Poor's deems to be part of the financial sector of the economy and that Standard & Poor's believes are important to global markets. It is a subset of the Standard & Poor's Global 1200 Index. Component companies include major banks, diversified financial companies, insurance companies, real estate companies, savings and loan associations, and securities brokers. As of May 31, 2002, the Index was comprised of stocks of companies in the following countries: Australia, Belgium, Bermuda, Brazil, Canada, Denmark, France, Germany, Great Britain, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, Singapore, Spain, Sweden, Switzerland and the United States. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. Since the Fund attempts to track an index representing a single sector of the economy, the Fund is particularly susceptible to economic and other events affecting that sector, and the Fund may be more volatile than funds based on broader market segments.

.. Since foreign exchanges are open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

.. Because the Fund's NAV is determined on the basis of US dollars, you may lose money if you invest in the Fund if the local currency value of a foreign market depreciates against the US Dollar, even if the local currency value of the Fund's holdings goes up.

.. An investment in the Fund involves risks similar to those of investing in a portfolio of equity securities traded on exchanges in the securities markets of the component countries, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in the Fund generally involves certain risks and considerations not typically associated with investing in a fund that invests in the securities of US issuers only. The principal risk factors, which could decrease the value of your investment, are listed and described below:

  .  Less liquid and less efficient securities markets;

                                                                       i Shares

  .  Greater price volatility;

  .  Exchange rate fluctuations and exchange controls;

  .  Less publicly available information about issuers;

  .  The imposition of withholding or other taxes;

  . The imposition of restrictions on the expatriation of funds or other assets of the Fund;

  . Higher transaction and custody costs and delays in attendant settlement procedures;

  .  Difficulties in enforcing contractual obligations;

  .  Lesser levels of regulation of the securities markets;

  .  Different accounting, disclosure and reporting requirements;

  .  More substantial government involvement in the economy;

  .  Higher rates of inflation;

  . Greater social, economic and political uncertainty and the risk of nationalization or expropriation of assets and risk of war;

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

iShares S&P Global Financials Sector Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                             None
      (fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees discussion below)
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.65%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.65%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $66    $208    $364     $817

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems iShares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $4,200 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $2,694,500. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $4,200 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,694,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $22,067 if the Creation Unit is redeemed after one year, $60,167 if the Creation Unit is redeemed after three years, $101,654 if the Creation Unit is redeemed after five years and $222,231 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


                                                                       i Shares
iShares S&P Global Healthcare Sector
Index Fund

CUSIP: 464287325
AMEX Trading Symbol: IXJ
Underlying Index: Standard & Poor's Global Healthcare Sector Index

Investment Objective

The iShares S&P Global Healthcare Sector Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor's Global Healthcare Sector Index (the "Index").

Principal Investment Strategy

The Index has been developed by Standard & Poor's. The Index measures the performance of companies that Standard & Poor's deems to be a part of the healthcare sector of the economy and that Standard & Poor's believes are important to global markets. It is a subset of the Standard & Poor's Global 1200 Index. Component companies include health care providers, biotechnology companies and manufacturers of medical supplies, advanced medical devices and pharmaceuticals. As of May 31, 2002, the Index was comprised of stocks of companies in the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Great Britain, Japan, Switzerland and the United States. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific To The Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. Since the Fund attempts to track an index representing a single sector of the economy, the Fund is particularly susceptible to economic and other events affecting that sector, and the Fund may be more volatile than funds based on broader market segments.

.. Since foreign exchanges are open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

.. Because the Fund's NAV is determined on the basis of US dollars, you may lose money if you invest in the Fund if the local currency value of a foreign market depreciates against the US Dollar, even if the local currency value of the Fund's holdings goes up.

.. An investment in the Fund involves risks similar to those of investing in a portfolio of equity securities traded on exchanges in the securities markets of the component countries, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in the Fund generally involves certain risks and considerations not typically associated with investing in a fund that invests in the securities of US issuers only. The principal risk factors, which could decrease the value of your investment, are listed and described below:

  .  Less liquid and less efficient securities markets;

  .  Greater price volatility;

  .  Exchange rate fluctuations and exchange controls;

iShares S&P Global Healthcare Sector Index Fund

  .  Less publicly available information about issuers;

  .  The imposition of withholding or other taxes;

  . The imposition of restrictions on the expatriation of funds or other assets of the Fund;

  . Higher transaction and custody costs and delays in attendant settlement procedures;

  .  Difficulties in enforcing contractual obligations;

  .  Lesser levels of regulation of the securities markets;

  .  Different accounting, disclosure and reporting requirements;

  .  More substantial government involvement in the economy;

  .  Higher rates of inflation;

  . Greater social, economic and political uncertainty and the risk of nationalization or expropriation of assets and risk of war;

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.


                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                             None
      (fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees discussion below)
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.65%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.65%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $66    $208    $364     $817

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems iShares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $700 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $2,296,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $700 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,296,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $15,944 if the Creation Unit is redeemed after one year, $48,540 if the Creation Unit is redeemed after three years, $83,846 if the Creation Unit is redeemed after five years and $186,719 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


iShares S&P Global Healthcare Sector Index Fund iShares S&P Global
Technology Sector Index Fund

CUSIP: 464287291
AMEX Trading Symbol: IXN
Underlying Index: Standard & Poor's Global Information Technology Sector Index

Investment Objective

The iShares S&P Global Technology Sector Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor's Global Information Technology Sector Index (the "Index").

Principal Investment Strategy

The Index has been developed by Standard & Poor's. The Index measures the performance of companies that Standard & Poor's deems to be part of the information technology sector of the economy and that Standard & Poor's believes are important to global markets. It is a subset of the Standard & Poor's Global 1200 Index. Component companies include those involved in the development and production of technology products, including computer hardware and software, telecommunications equipment, microcomputer components, integrated computer circuits and office equipment utilizing technology. As of May 31, 2002, the Index was comprised of stocks of companies in the following countries: Canada, Finland, France, Germany, Great Britain, Japan, Korea, Netherlands, Singapore, Spain, Sweden, Taiwan and the United States. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. Since the Fund attempts to track an index representing a single sector of the economy, the Fund is particularly susceptible to economic and other events affecting that sector, and the Fund may be more volatile than funds based on broader market segments.

.. Since foreign exchanges are open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

.. Because the Fund's NAV is determined on the basis of US dollars, you may lose money if you invest in the Fund if the local currency value of a foreign market depreciates against the US Dollar, even if the local currency value of the Fund's holdings goes up.

.. An investment in the Fund involves risks similar to those of investing in a portfolio of equity securities traded on exchanges in the securities markets of the component countries, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in the Fund generally involves certain risks and considerations not typically associated with investing in a fund that invests in the securities of US issuers only. The principal risk factors, which could decrease the value of your investment, are listed and described below:

  .  Less liquid and less efficient securities markets;

  .  Greater price volatility;

                                                                       i Shares

  .  Exchange rate fluctuations and exchange controls;

  .  Less publicly available information about issuers;

  .  The imposition of withholding or other taxes;

  . The imposition of restrictions on the expatriation of funds or other assets of the Fund;

  . Higher transaction and custody costs and delays in attendant settlement procedures;

  .  Difficulties in enforcing contractual obligations;

  .  Lesser levels of regulation of the securities markets;

  .  Different accounting, disclosure and reporting requirements;

  .  More substantial government involvement in the economy;

  .  Higher rates of inflation;

  . Greater social, economic and political uncertainty and the risk of nationalization or expropriation of assets and risk of war;

  . The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

iShares S&P Global Technology Sector Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                             None
      (fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees discussion below)
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.65%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.65%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $66    $208    $364     $817

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems iShares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,400 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $2,187,500. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $1,400 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,187,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $15,919 if the Creation Unit is redeemed after one year, and $46,878 if the Creation Unit is redeemed after three years, $80,590 if the Creation Unit is redeemed after five years and $178,569 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


                                                                       i Shares
iShares S&P Global Telecommunications
Sector Index Fund

CUSIP: 464287275
AMEX Trading Symbol: IXP
Underlying Index: Standard & Poor's Global Telecommunications Sector Index

Investment Objective

The iShares S&P Global Telecommunications Sector Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor's Global Telecommunications Sector Index (the "Index").

Principal Investment Strategy

The Index has been developed by Standard & Poor's. The Index measures the performance of companies that Standard & Poor's deems to be part of the telecommunications sector of the economy and that Standard & Poor's believes are important to global markets. It is a subset of the Standard & Poor's Global 1200 Index. Component companies include diversified communication carriers and wireless communications companies. As of May 31, 2002, the Index was comprised of stocks of companies in the following countries: Argentina, Australia, Brazil, Canada, Denmark, Finland, France, Germany, Great Britain, Hong Kong, Italy, Japan, Mexico, Netherlands, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United States. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. Since the Fund attempts to track an index representing a single sector of the economy, the Fund is particularly susceptible to economic and other events affecting that sector, and the Fund may be more volatile than funds based on broader market segments.

.. Since foreign exchanges are open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

.. Because the Fund's NAV is determined on the basis of US dollars, you may lose money if you invest in the Fund if the local currency value of a foreign market depreciates against the US Dollar, even if the local currency value of the Fund's holdings goes up.

.. An investment in the Fund involves risks similar to those of investing in a portfolio of equity securities traded on exchanges in the securities markets of the component countries, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in the Fund generally involves certain risks and considerations not typically associated with investing in a fund that invests in the securities of US issuers only. The principal risk factors, which could decrease the value of your investment, are listed and described below:

  .  Less liquid and less efficient securities markets;

iShares S&P Global Telecommunications Sector Index Fund

  .  Greater price volatility;

  .  Exchange rate fluctuations and exchange controls;

  .  Less publicly available information about issuers;

  .  The imposition of withholding or other taxes;

  . The imposition of restrictions on the expatriation of funds or other assets of the Fund;

  . Higher transaction and custody costs and delays in attendant settlement procedures;

  .  Difficulties in enforcing contractual obligations;

  .  Lesser levels of regulation of the securities markets;

  .  Different accounting, disclosure and reporting requirements;

  .  More substantial government involvement in the economy;

  .  Higher rates of inflation;

  . Greater social, economic and political uncertainty and the risk of nationalization or expropriation of assets and risk of war;

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.


                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                             None
      (fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees discussion below)
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.65%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.65%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $66    $208    $364     $817

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems iShares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $900 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $2,013,500. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $900 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,013,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $14,266 if the Creation Unit is redeemed after one year, $42,769 if the Creation Unit is redeemed after three years, $73,805 if the Creation Unit is redeemed after five years and $164,008 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


iShares S&P Global Telecommunications Sector Index Fund iShares S&P Europe 350 Index Fund

Cusip: 464287861
AMEX Trading Symbol: IEV
Underlying Index: Standard & Poor's Europe 350 Index

Investment Objective

The iShares S&P Europe 350 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor's Europe 350 Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the stocks of leading companies in the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States. The market capitalization of constituent companies is adjusted to reflect only those stocks that are available to foreign investors. The stocks in the Index are chosen for market size, liquidity, industry group representation and geographic diversity. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. Since foreign exchanges are open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

.. Because the Fund's NAV is determined on the basis of US dollars, you may lose money if you invest in the Fund if the local currency of a foreign market depreciates against the US dollar, even if the local currency value of the Fund's holdings goes up.

.. An investment in the Fund involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the securities markets of the component European countries, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in the Fund generally involves certain risks and considerations not typically associated with investing in a fund that invests in the securities of US issuers. The principal risk factors, which could decrease the value of your investment, are listed and described below:

  .  Less liquid and less efficient securities markets;

  .  Greater price volatility;

  .  Exchange rate fluctuations and exchange controls;

  .  Less publicly available information about issuers;

  .  The imposition of withholding or other taxes;

  . The imposition of restrictions on the expatriation of funds or other assets of the Fund;

  . Higher transaction and custody costs and delays in attendant settlement procedures;

  .  Difficulties in enforcing contractual obligations;

  .  Lesser levels of regulation of the securities markets;

  .  Different accounting, disclosure and reporting requirements;

  .  More substantial government involvement in the economy;

  .  Higher rates of inflation;

  .  Greater social, economic and political uncertainty.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.


                                                                       i Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001    -20.06%


--------
1 The Fund's total return for the six months ended June 30, 2002 was -4.28%. The best calendar quarter return during the period shown above was 9.39% in the 4th quarter of 2001; the worst was -15.82% in the 1st quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                     -20.06%    -17.46%
     Return After Taxes on Distributions/2/                                  -20.53%    -17.86%
     Return After Taxes on Distributions and Sale of Fund Shares/2/          -12.21%    -14.03%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -19.58%    -16.80%

--------
1  Inception date: 7/25/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

iShares S&P Europe 350 Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees                                                                             None
      (fees paid directly from your investment, but see the Creation Transaction Fees
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.60%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.60%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $61    $192    $335     $750

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $12,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $2,934,500. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $12,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,934,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $29,921 if the Creation Unit is redeemed after one year, $68,163 if the Creation Unit is redeemed after three years, $109,844 if the Creation Unit is redeemed after five years, and $231,192 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


                                                                       i Shares
iShares S&P Latin America 40 Index Fund

Cusip: 464287390
AMEX Trading Symbol: ILF
Underlying Index: Standard & Poor's Latin America 40 Index

Investment Objective

The iShares S&P Latin America 40 Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor's Latin America 40 Index (the "Index").

Principal Investment Strategy

The Index has been developed by Standard & Poor's. It is comprised of selected equities trading on the exchanges of four countries. The Index includes highly liquid securities from major economic sectors of the Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the index. The Fund uses a Representative Sampling strategy to try to track the Index. The Fund expects to invest in American Depository Receipts ("ADRs") instead of directly holding stocks of companies from Argentina, Brazil and Chile. ADRs are receipts, typically issued by a bank or trust company, that evidence ownership of underlying stocks issued by non-US companies.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A "non-diversified" fund generally will hold fewer securities than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political, or regulatory occurrence.

.. Since foreign exchanges are open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

.. Because the Fund's NAV is determined on the basis of US dollars, you may lose money if you invest in the Fund if the local currency value of the Fund's holdings goes up.

.. An investment in the Fund involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the securities market of the component countries, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in the Fund generally involves certain risks and considerations not typically associated with investing in a fund that invests in the securities of US issuers. The principal risk factors, which could decrease the value of your investment, are listed and described below:

  .  Less liquid and less efficient securities markets;

  .  Greater price volatility;

  .  Exchange rate fluctuations and exchange controls;

  .  Less publicly available information about issuers;

  .  The imposition of withholding or other taxes;

  . The imposition of restrictions on the expatriation of funds or other assets of the Fund;

  . Higher transaction and custody costs and delays in attendant settlement procedures;

  .  Difficulties in enforcing contractual obligations;

  .  Lesser levels of regulation of the securities markets;

  .  Different accounting, disclosure and reporting requirements;

  .  More substantial government involvement in the economy;

  .  Higher rates of inflation;

  .  Greater social, economic and political uncertainty.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.


iShares S&P Latin America 40 Index Fund

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.50%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.50%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $51    $160    $280     $628

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems iShares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $450 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $2,380,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $450 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,380,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $12,615 if the Creation Unit is redeemed after one year, $38,613 if the Creation Unit is redeemed after three years, $67,004 if the Creation Unit is redeemed after five years and $149,942 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


                                                                       i Shares
iShares S&P/TOPIX 150 Index Fund

Cusip: 464287382
AMEX Trading Symbol: ITF
Underlying Index: Standard & Poor's/TOPIX 150 Index

Investment Objective

The iShares S&P/TOPIX 150 Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor's/Tokyo Stock Price Index ("TOPIX") 150 Index (the "Index").

Principal Investment Strategy

The Index has been developed by Standard & Poor's. The Index is comprised of approximately 70% of the market value of the Japanese equity market. The Index includes 150 highly liquid securities selected from each major sector of the Tokyo market. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A "non-diversified" fund generally will hold fewer securities than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political, or regulatory occurrence.

.. Since foreign exchanges are open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

.. Because the Fund's NAV is determined on the basis of US dollars, you may lose money if you invest in the Fund if the local currency of a foreign market depreciates against the US dollar, even if the local currency value of the Fund's holdings goes up.

.. An investment in the Fund involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the securities markets of the component countries, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in the Fund generally involves certain risks and considerations not typically associated with investing in a fund that invests in the securities of US issuers. The principal risk factors, which could decrease the value of your investment, are listed and described below:

  .  Less liquid and less efficient securities markets;

  .  Greater price volatility;

  .  Exchange rate fluctuations and exchange controls;

  .  Less publicly available information about issuers;

  .  The imposition of withholding or other taxes;

  . The imposition of restrictions on the expatriation of funds or other assets of the Fund;

  . Higher transaction and custody costs and delays in attendant settlement procedures;

  .  Difficulties in enforcing contractual obligations;

  .  Lesser levels of regulation of the securities markets;

  .  Different accounting, disclosure and reporting requirements;

  .  More substantial government involvement in the economy;

  .  Higher rates of inflation;

  .  Greater social, economic and political uncertainty.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

iShares S&P/TOPOX 150 Index Fund

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.50%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.50%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $51    $160    $280     $628

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems iShares at NAV only in large blocks of 150,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $3,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $12,051,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $3,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $12,051,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $64,595 if the Creation Unit is redeemed after one year, $196,226 if the Creation Unit is redeemed after three years, $339,971 if the Creation Unit is redeemed after five years and $759,897 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

                                                                       i Shares

Description of iShares Funds

iShares Russell Index Funds

..  iShares Russell 3000 Index Fund

..  iShares Russell 3000 Growth Index Fund

..  iShares Russell 3000 Value Index Fund

..  iShares Russell 2000 Index Fund

..  iShares Russell 2000 Growth Index Fund

..  iShares Russell 2000 Value Index Fund

..  iShares Russell 1000 Index Fund

..  iShares Russell 1000 Growth Index Fund

..  iShares Russell 1000 Value Index Fund

..  iShares Russell Midcap Index Fund

..  iShares Russell Midcap Growth Index Fund

..  iShares Russell Midcap Value Index Fund


Frank Russell Company, Russell 1000(R) Index, Russell 2000(R) Index, Russell 3000(R) Index, Russell 1000(R) Value Index, Russell 1000(R) Growth Index, Russell 2000(R) Value Index, Russell 2000(R) Growth Index, Russell 3000(R) Value Index, Russell 3000(R) Growth Index, Russell Midcap Index, Russell Midcap Growth Index and Russell Midcap Value Index are trademarks of Frank Russell Company and have been licensed for use for certain purposes by BGI. The Funds that are based on the Russell indices are not sponsored, endorsed, sold or promoted by Frank Russell Company, and Frank Russell Company makes no representation regarding the advisability of investing in iShares.

Description of iShares Russell Index Funds iShares Russell 3000 Index Fund

Cusip: 464287689
AMEX Trading Symbol: IWV
Underlying Index: Russell 3000 Index

Investment Objective

The iShares Russell 3000 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 3000 Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the broad U.S. equity market. The Fund uses a Replication strategy to try to track the Index, which, as of May 31, 2002, included approximately 98% of the investable U.S. equity market. The Index is a capitalization-weighted index of the largest public companies domiciled in the U.S. and its territories.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.


                                                                       i Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001    -11.78%


--------
1 The Fund's total return for the six months ended June 30, 2002 was -12.30%. The best calendar quarter return during the period shown above was 11.44% in the 4th quarter of 2001; the worst was -15.63% in the 3rd quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                     -11.78%     -9.93%
     Return After Taxes on Distributions/2/                                  -12.13%    -10.26%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           -7.18%     -8.05%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -11.46%     -9.68%

--------
1  Inception date: 5/22/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

iShares Russell 3000 Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.20%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.20%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $20     $64    $113     $255

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $5,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $2,992,000. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $5,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,992,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $17,604 if the Creation Unit is redeemed after one year, $30,705 if the Creation Unit is redeemed after three years, $45,094 if the Creation Unit is redeemed after five years, and $87,563 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


                                                                       i Shares
iShares Russell 3000 Growth Index Fund

Cusip: 464287671
AMEX Trading Symbol: IWZ
Underlying Index: Russell 3000 Growth Index

Investment Objective

The iShares Russell 3000 Growth Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 3000 Growth Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the growth sector of the U.S. equity broad market. It is a subset of the Russell 3000 Index, representing, as of May 31, 2002, approximately 46% of the total market capitalization of the Russell 3000 Index. The Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth. The Fund uses a Replication strategy to try to track the Index.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. Growth stocks may lack the dividend yield that can cushion stock prices in market downturns.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.


iShares Russell 3000 Growth Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001    -19.96%


--------
1 The Fund's total return for the six months ended June 30, 2002 was 20.61%. The best calendar quarter return during the period shown above was 15.47% in the 4th quarter of 2001; the worst was -20.49% in the 1st quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                     -19.96%    -30.02%
     Return After Taxes on Distributions/2/                                  -20.08%    -30.10%
     Return After Taxes on Distributions and Sale of Fund Shares/2/          -12.16%    -23.65%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -19.63%    -29.87%

--------
1  Inception date: 7/24/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.25%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.25%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $26     $80    $141     $318

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $7,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $1,783,000. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $7,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $1,783,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $11,545 if the Creation Unit is redeemed after one year, $21,294 if the Creation Unit is redeemed after three years, $31,991 if the Creation Unit is redeemed after five years, and $63,509 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

iShares Russell 3000 Growth Index Fund
iShares Russell 3000 Value Index Fund

Cusip: 464287663
AMEX Trading Symbol: IWW
Underlying Index: Russell 3000 Value Index

Investment Objective

The Russell 3000 Value Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 3000 Value Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the value sector of the broad U.S. equity market. It is a subset of the Russell 3000 Index, representing, as of May 31, 2002, approximately 54% of the total market capitalization of the Russell 3000 Index. The Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. Value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.


                                                                       i Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001    -4.62%


--------
1 The Fund's total return for the six months ended June 30, 2002 was -4.02%. The best calendar quarter return during the period shown above was 7.83% in the 4th quarter of 2001; the worst was -11.13% in the 3rd quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                      -4.62%     3.12%
     Return After Taxes on Distributions/2/                                   -5.24%     2.40%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           -2.81%     2.14%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)  -4.33%     3.38%

--------
1  Inception date: 7/24/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

iShares Russell 3000 Value Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.25%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.25%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods.

The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $26     $80    $141     $318

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $8,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $3,605,000. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $8,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $3,605,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $17,206 if the Creation Unit is redeemed after one year, $36,951 if the Creation Unit is redeemed after three years, $58,616 if the Creation Unit is redeemed after five years, and $122,451 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


                                                                       i Shares
iShares Russell 2000 Index Fund

Cusip: 464287655
AMEX Trading Symbol: IWM
Underlying Index: Russell 2000 Index

Investment Objective

The iShares Russell 2000 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000 Index (the "Index").

Principal Investment Strategy

The Index measures the performances of the small-capitalization sector of the U.S. equity market. The Fund uses a Representative Sampling strategy to try to track the Index, which, as of May 31, 2002, included approximately 8% of the total market capitalization of the Russell 3000 Index. The Index is a capitalization-weighted index of the approximately 2000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. Small-capitalization companies may be less financially secure than larger, more established companies.

.. Small-capitalization companies may depend on a small number of essential personnel and thus are more vulnerable to personnel losses.

.. Small-capitalization companies normally have less diverse product lines than larger capitalization companies and thus are more susceptible to adverse developments concerning their products.

.. Small-capitalization stocks may be thinly traded and thus may be difficult for the Fund to buy and sell.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.


iShares Russell 2000 Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001    1.96%


--------
1 The Fund's total return for the six months ended June 30, 2002 was -4.76%. The best calendar quarter return during the period shown above was 20.78% in the 4th quarter of 2001; the worst was -20.88% in the 3rd quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                      1.96%      3.05%
     Return After Taxes on Distributions/2/                                   1.51%      2.55%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           1.18%      2.19%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)  2.49%      3.64%

--------
1  Inception date: 5/22/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.20%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.20%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $26     $80    $141     $318

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $7,500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $4,858,000. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $7,500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $4,858,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $17,434 if the Creation Unit is redeemed after one year, $38,755 if the Creation Unit is redeemed after three years, $62,172 if the Creation Unit is redeemed after five years, and $131,286 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


iShares Russell 2000 Index Fund
iShares Russell 2000 Growth Index Fund

Cusip: 464287648
AMEX Trading Symbol: IWO
Underlying Index: Russell 2000 Growth Index

Investment Objective

The iShares Russell 2000 Growth Index Fund seeks investment returns that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000 Growth Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the small-capitalization growth sector of the U.S. equity market. It is a subset of the Russell 2000 Index, representing, as of May 31, 2002, approximately 44% of the total market capitalization of the Russell 2000 Index. The Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth. The Fund uses a Replication strategy to try to track the Index.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. Growth stocks may lack the dividend yield that can cushion stock prices in market downturns.

.. Small-capitalization companies may be less financially secure than larger, more established companies.

.. Small-capitalization companies may depend on a small number of essential personnel and thus are more vulnerable to personnel losses.

.. Small-capitalization companies normally have less diverse product lines than larger capitalization companies and thus are more susceptible to adverse developments concerning their products.

.. Small-capitalization stocks may be thinly traded and thus may be difficult for the Fund to buy and sell.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

                                                                       i Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001    -9.82%


--------
1 The Fund's total return for the six months ended June 30, 2002 was -17.38%. The best calendar quarter return during the period shown above was 25.68% in the 4th quarter of 2001; the worst was -28.14% in the 3rd quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                      -9.82%    -20.92%
     Return After Taxes on Distributions/2/                                   -9.89%    -20.99%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           -5.98%    -16.59%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)  -9.23%    -20.54%

--------
1  Inception date: 7/24/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

iShares Russell 2000 Growth Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.25%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.25%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $26     $80    $141     $318

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $5,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $2,610,000. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $5,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,610,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $11,667 if the Creation Unit is redeemed after one year, $25,967 if the Creation Unit is redeemed after three years, $41,657 if the Creation Unit is redeemed after five years, and $87,887 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


                                                                       i Shares
iShares Russell 2000 Value Index Fund

Cusip: 464287630
AMEX Trading Symbol: IWN
Underlying Index: Russell 2000 Value Index

Investment Objective

The iShares Russell 2000 Value Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000 Value Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the small-capitalization value sector of the U.S. equity market. It is a subset of the Russell 2000 Index, representing, as of May 31, 2002, approximately 56% of the total market capitalization of the Russell 2000 Index. The Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. Value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

.. Small-capitalization companies may be less financially secure than larger, more established companies.

.. Small-capitalization companies may depend on a small number of essential personnel and thus are more vulnerable to personnel losses.

.. Small-capitalization companies normally have less diverse product lines than larger capitalization companies and thus are more susceptible to adverse developments concerning their products.

.. Small-capitalization stocks may be thinly traded and thus may be difficult for the Fund to buy and sell.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.


iShares Russell 2000 Value Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001    13.42%

--------
1 The Fund's total return for the six months ended June 30, 2002 was 7.10%. The best calendar quarter return during the period shown above was 16.34% in the 4th quarter of 2001; the worst was -13.43% in the 3rd quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                      13.42%    18.78%
     Return After Taxes on Distributions/2/                                   12.56%    17.88%
     Return After Taxes on Distributions and Sale of Fund Shares/2/            8.14%    14.64%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)  14.02%    19.38%

--------
1  Inception date: 7/24/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.25%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.25%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $26     $80    $141     $318

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $5,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $7,045,000. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $5,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $7,045,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $23,018 if the Creation Unit is redeemed after one year, $61,662 if the Creation Unit is redeemed after three years, $104,065 if the Creation Unit is redeemed after five years, and $229,001 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


iShares Russell 2000 Value Index Fund
iShares Russell 1000 Index Fund

Cusip: 464287622
AMEX Trading Symbol: IWB
Underlying Index: Russell 1000 Index

Investment Objective

The iShares Russell 1000 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 1000 Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the large-capitalization sector of the U.S. equity market. The Fund uses a Replication strategy to try to track the Index, which includes approximately 80% of the market capitalization of all publicly traded U.S. equity securities. The Index is a capitalization-weighted index of the approximately 1,000 largest companies in the Russell 3000 Index, which, as of May 31, 2002, represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.


                                                                       i Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001    -12.59%


--------
1 The Fund's total return for the six months ended June 30, 2002 was -12.87%. The best calendar quarter return during the period shown above was 10.99% in the 4th quarter of 2001; the worst was -15.24% in the 3rd quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                     -12.59%    -12.63%
     Return After Taxes on Distributions/2/                                  -12.99%    -12.99%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           -7.67%    -10.18%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -12.45%    -12.49%

--------
1  Inception date: 5/15/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

iShares Russell 1000 Growth Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.15%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.15%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $15     $48     $85     $192

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $4,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $2,841,000. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $4,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,841,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $8,359 if the Creation Unit is redeemed after one year, $17,721 if the Creation Unit is redeemed after three years, $28,012 if the Creation Unit is redeemed after five years, and $58,441 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


                                                                       i Shares
iShares Russell 1000 Growth Index Fund

Cusip: 464287614
AMEX Trading Symbol: IWF
Underlying Index: Russell 1000 Growth Index

Investment Objective

The iShares Russell 1000 Growth Index Fund seeks investment returns that correspond generally to the price and yield performance, before fees and expenses, of the Russell 1000 Growth Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the large-capitalization growth sector of the U.S. equity market. It is a subset of the Russell 1000 Index, representing, as of May 31, 2002, approximately 47% of the total market capitalization of the Russell 1000 Index. The Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth. The Fund uses a Replication strategy to try to track the Index.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. Growth stocks may lack the dividend yield that can cushion stock prices in market downturns.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.


iShares Russell 1000 Growth Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001    -20.63%


--------
1 The Fund's total return for the six months ended June 30, 2002 was -20.84%. The best calendar quarter return during the period shown above was 14.93% in the 4th quarter of 2001; the worst was -20.90% in the 1st quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                     -20.63%    -23.61%
     Return After Taxes on Distributions/2/                                  -20.77%    -23.74%
     Return After Taxes on Distributions and Sale of Fund Shares/2/          -12.57%    -18.61%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -20.42%    -23.44%

--------
1  Inception date: 5/22/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.20%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.20%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $20     $64    $113     $255

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $2,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $2,221,500. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $2,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,221,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $6,546 if the Creation Unit is redeemed after one year, $16,302 if the Creation Unit is redeemed after three years, $27,017 if the Creation Unit is redeemed after five years, and $58,642 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


iShares Russell 1000 Growth Index Fund
iShares Russell 1000 Value Index Fund

Cusip: 464287598
AMEX Trading Symbol: IWD
Underlying Index: Russell 1000 Value Index

Investment Objective

The iShares Russell 1000 Value Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 1000 Value Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the large-capitalization value sector of the U.S. equity market. It is a subset of the Russell 1000 Index, representing, as of May 31, 2002, approximately 53% of the total market capitalization of the Russell 1000 Index. The Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth. The Fund uses a Replication strategy to try to track the Index.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. Value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.


                                                                       i Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001    -05.73%


--------
1 The Fund's total return for the six months ended June 30, 2002 was -4.88%. The best calendar quarter return during the period shown above was 7.32% in the 4th quarter of 2001; the worst was -10.97% in the 3rd quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                      -5.73%     0.86%
     Return After Taxes on Distributions/2/                                   -6.32%     0.29%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           -3.50%     0.41%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)  -5.59%     1.01%

--------
1  Inception date: 5/22/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

iShares Russell 1000 Value Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.20%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.20%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in shares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $20     $64    $113     $255

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $3,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $2,795,500. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $3,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,795,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $8,719 if the Creation Unit is redeemed after one year, $20,994 if the Creation Unit is redeemed after three years, $34,475 if the Creation Unit is redeemed after five years, and $74,266 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


                                                                       i Shares
iShares Russell Midcap Index Fund

Cusip: 464287499
AMEX Trading Symbol: IWR
Underlying Index: Russell Midcap Index

Investment Objective

The iShares Russell Midcap Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell Midcap Index (the "Index").

Principal Investment Strategy

The Index is a capitalization-weighted index consisting of the 800 smallest companies in the Russell 1000 Index, representing, as of May 31, 2002, 25% of the total market capitalization of the Russell 1000 Index. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. Mid-capitalization stocks are more vulnerable than large-capitalization stocks to adverse business or economic developments.

.. Mid-capitalization companies normally have less diverse product lines than large-capitalization companies and thus are more susceptible to adverse developments concerning their products.

.. Mid-capitalization stocks may be thinly traded and thus may be difficult for the Fund to buy and sell.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.


iShares Russell Midcap Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.20%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.20%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $20     $64    $113     $255

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $3,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $2,952,500. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a Standard Redemption Fee of $3,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,952,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $9,190 if the Creation Unit is redeemed after one year, $22,155 if the Creation Unit is redeemed after three years, $36,393 if the Creation Unit is redeemed after five years, and $78,418 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


                                                                       i Shares
iShares Russell Midcap Growth Index Fund

Cusip: 464287481
AMEX Trading Symbol: IWP
Underlying Index: Russell Midcap Growth Index

Investment Objective

The iShares Russell Midcap Growth Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell Midcap Growth Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the mid-capitalization growth sector of the U.S. equity market. It is a subset of the Russell Midcap Index, representing, as of May 31, 2002, approximately 34% of the total market capitalization of the Russell Midcap Index. The Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth. The Fund uses a Representative Sampling strategy to try to track the Index.

Principal Risks Specific to the Fund

.. Mid-capitalization stocks are more vulnerable than large-capitalization stocks to adverse business or economic developments.

.. Mid-capitalization companies normally have less diverse product lines than large-capitalization companies and thus are more susceptible to adverse developments concerning their products.

.. Mid-capitalization stocks may be thinly traded and thus may be difficult for the Fund to buy and sell.

.. Growth stocks may lack the dividend yield that can cushion stock prices in market downturns.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.


iShares Russell Midcap Growth Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.25%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.25%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $26     $80    $141     $318

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,600 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $3,228,500. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a Standard Redemption Fee of $1,600 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $3,228,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $9,859 if the Creation Unit is redeemed after one year, $27,572 if the Creation Unit is redeemed after three years, $47,008 if the Creation Unit is redeemed after five years, and $104,275 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


                                                                       i Shares
iShares Russell Midcap Value Index Fund

Cusip: 464287473
AMEX Trading Symbol: IWS
Underlying Index: Russell Midcap Value Index

Investment Objective

The iShares Russell Midcap Value Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell Midcap Value Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the Russell Midcap Index, representing, as of May 31, 2002, approximately 66% of the total market capitalization of the Russell Midcap Index. The Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. Mid-capitalization stocks are more vulnerable than large-capitalization stocks to adverse business or economic developments.

.. Mid-capitalization companies normally have less diverse product lines than large-capitalization companies and thus are more susceptible to adverse developments concerning their products.

.. Mid-capitalization stocks may be thinly traded and thus may be difficult for the Fund to buy and sell.

.. Value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.


iShares Russell Midcap Value Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.25%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.25%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $26     $80    $141     $318

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $2,400 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $4,162,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a Standard Redemption Fee of $2,400 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $4,162,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $12,946 if the Creation Unit is redeemed after one year, $35,780 if the Creation Unit is redeemed after three years, $60,834 if the Creation Unit is redeemed after five years, and $134,655 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

                                                                       i Shares

Management

Investment Advisor

As investment advisor, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for each Fund and manages the investment of its assets. BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team-approach brings together many disciplines and leverages BGFA's extensive resources. BGFA also arranges for transfer agency, custody, fund administration and all other non-distribution related services necessary for the Funds to operate.

Under the Investment Advisory Agreement, BGFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses.

For the fiscal year ended March 31, 2002, BGFA received fees from each Fund based on rates of each Fund's average daily net assets, as shown in the following table.

     iShares Index Fund                                      Management Fee
     ------------------                                      --------------
     iShares S&P 100 Index Fund                                   0.20%
     iShares S&P 500 Index Fund                                   0.09%
     iShares S&P 500/BARRA Growth Index Fund                      0.18%
     iShares S&P 500/BARRA Value Index Fund                       0.18%
     iShares S&P MidCap 400 Index Fund                            0.20%
     iShares S&P MidCap 400/BARRA Growth Index Fund               0.25%
     iShares S&P MidCap 400/BARRA Value Index Fund                0.25%
     iShares S&P SmallCap 600 Index Fund                          0.20%
     iShares S&P SmallCap 600/BARRA Growth Index Fund             0.25%
     iShares S&P SmallCap 600/BARRA Value Index Fund              0.25%
     iShares S&P Global 100 Index Fund                            0.40%
     iShares S&P Global Energy Sector Index Fund                  0.65%
     iShares S&P Global Financials Sector Index Fund              0.65%
     iShares S&P Global Healthcare Sector Index Fund              0.65%
     iShares S&P Global Technology Index Fund                     0.65%
     iShares S&P Global Telecommunications Sector Index Fund      0.65%
     iShares S&P Europe 350 Index Fund                            0.60%
     iShares S&P Latin America 40 Index Fund                      0.50%
     iShares S&P/TOPIX 150 Index Fund                             0.50%
     iShares Russell 3000 Index Fund                              0.20%
     iShares Russell 3000 Growth Index Fund                       0.25%
     iShares Russell 3000 Value Index Fund                        0.25%
     iShares Russell 2000 Index Fund                              0.20%
     iShares Russell 2000 Growth Index Fund                       0.25%
     iShares Russell 2000 Value Index Fund                        0.25%
     iShares Russell 1000 Index Fund                              0.15%
     iShares Russell 1000 Growth Index Fund                       0.20%
     iShares Russell 1000 Value Index Fund                        0.20%
     iShares Russell Midcap Index Fund                            0.20%
     iShares Russell Midcap Growth Index Fund                     0.25%
     iShares Russell Midcap Value Index Fund                      0.25%

BGFA is located at 45 Fremont Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, together with its affiliates, is the world's largest investment advisor of institutional investment assets. As of May 31, 2002, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $785 billion. BGI, BGFA, Barclays Global Investor Services, Barclays Bank and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Funds portfolios may also invest.

Administrator, Custodian and Transfer Agent

Investors Bank & Trust Company ("Investors Bank") is the administrator, custodian and transfer agent for each Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell iShares of any Fund, is available free of charge by calling toll-free: 1-800-iShares or visiting our website www.iShares.com.

Buying and Selling iShares

iShares trade on an auction or negotiated market on the Listing Exchange during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. iShares may trade on a Listing Exchange until 4:15 (Eastern time) every day the Listing Exchange is open. There is no minimum investment. When buying or selling iShares through a broker, you will incur customary brokerage commissions and charges.

iShares may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section.

iShares trade under the ticker symbols listed in this Prospectus.

Each Listing Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by registered investment companies in the securities of other investment companies, including iShares. Registered investment companies may invest in iShares in excess of the section 12(d)(1) limits in accordance with the terms and conditions of an SEC exemptive order which is expected to go into effect during the second quarter of 2003. However, there can be no assurances the SEC will issue the order.

Book Entry

iShares are held in book-entry form, which means that no stock certificates are issued. Depository Trust Company ("DTC") or its nominee, is the record owner of all outstanding iShares of each Fund and is recognized as the owner of all iShares for all purposes.

Investors owning iShares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all iShares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of iShares, you are not entitled to receive physical delivery of stock certificates or to have iShares registered in your name, and you are not considered a registered owner of iShares. Therefore, to exercise any right as an owner of iShares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or "street name" form.

                                                                       i Shares
iShare Prices

The trading prices of iShares on the Listing Exchange may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors. In addition, in the case of a fund that invests in securities that primarily trade on a foreign exchange, since such foreign exchange may be open on days when the Fund or a Listing Exchange is closed, shareholders may not be able to purchase or redeem iShares from the Fund or buy or sell iShares on the Listing Exchange on days when the NAV of the Fund is significantly affected by events in foreign markets.

The approximate value of iShares of each Fund will be disseminated by the Listing Exchange (except the iShares S&P Europe 350 Index Fund, iShares S&P Global 100 Index Fund, iShares S&P Latin America 40 Index Fund, and the iShares S&P/TOPIX 150 Index Fund) every fifteen seconds. The approximate values of iShares of the iShares S&P Europe 350 Index Fund, iShares S&P Global 100 Index Fund, iShares S&P Latin America 40 Index Fund and the iShares S&P/TOPIX 150 Index Fund will be provided by Bloomberg. This approximate value should not be viewed as a "real-time" update of the NAV per iShare of any Fund, because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The Funds are not involved in, or responsible for, the calculation or dissemination of such amount and make no warranty as to its accuracy.

Determining NAV

Investors Bank calculates each Fund's NAV in accordance with the standard formula for valuing mutual fund shares at the close of regular trading (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. The formula calls for deducting all of a Fund's liabilities from the total value of its assets and dividing the result by the number of shares outstanding. Investors Bank values the securities at their current market prices. If such prices are not readily available, Investors Bank uses estimates of the securities' fair value in accordance with guidelines approved by the Trust's Board of Trustees.

Dividends and Distributions

Each Fund pays out dividends to investors at least annually. All the Funds distribute their net capital gains, if any, to investors annually.

Taxes

As with any investment, you should consider how your investment in iShares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in iShares.

Unless your investment in iShares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

..  Each Fund makes distributions, and

..  You sell iShares.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid at least annually by each fund. In general, your distributions are subject to federal income tax for the year when they are paid. Certain dividends paid in January, however, may be treated as paid in the prior year. A distribution may be taxable to you as ordinary income or as capital gain.

Dividends paid out of a Fund's net investment income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short- term capital losses are taxable as long-term capital gains, regardless of how long you have held the iShares.

Dividends and interest received by each Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Since more than 50% of the total assets of the iShares
S&P Europe 350 Index Fund, the iShares S&P Global 100 Index Fund, iShares Latin America 40 Index Fund and the iShares S&P/TOPIX 150 Index Fund will almost certainly consist of foreign stocks or securities, those Funds intend to "pass through" to you certain foreign income taxes (including withholding taxes) paid by those Funds. This means that you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax.

Taxes when iShares are Sold

Currently, any capital gain or loss realized upon a sale of iShares is generally treated as long-term capital gain or loss if iShares have been held for more than one year and as short-term capital gain or loss if iShares have been held for one year or less.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of iShares. Consult your personal tax adviser about the potential tax consequences of an investment in iShares under all applicable tax laws.

Creations and Redemptions

The iShares that trade on a Listing Exchange are "created" at their NAV by market makers, large investors and institutions in block-size Creation Units of 50,000 iShares or more. Each "creator" enters into an authorized participant agreement with SEI Investment Distribution Co., the Funds' distributor, and deposits into the applicable Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units, generally 50,000 iShares.

Similarly, iShares can only be redeemed in a specified number of Creation Units, generally 50,000 iShares, principally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, iShares are not redeemable. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form proscribed in the authorized participant agreement.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC Participant, and in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations ("Participant Agreement"). Information about the procedures regarding creation and redemption of Creation Units is included in the Statement of Additional Information.

Because new iShares may created and issued on an ongoing basis, at any point during the life of a Fund a "distribution," as such term is used in the Securities Act of 1933 (the "Securities Act"), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus-delivery and liability provisions of the Securities Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case. Broker-dealers should

                                                                       i Shares
also note that dealers who are not "underwriters," but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with iShares that are part of an "unsold allotment" within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

iShares Transaction Fees

Each Fund will impose a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of iShares. Purchasers and redeemers of Creation Units of iShares for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. The creation and redemption transaction fees for creations and redemptions in kind for each Fund are listed below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units, and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee will be the amount indicated regardless of the number of Creation Units redeemed that day. The creation and redemption transaction fees for creations and redemptions (i) for domestic Funds made through DTC and (ii) for all Funds made for cash (when cash creations and redemptions are available or specified) will also be subject to an additional variable charge of up to a maximum of four times the amount shown below under "Maximum Creation/Redemption Transaction Fee". In addition, purchasers of iShares in Creation Units are responsible for payment of the costs of transferring the Deposit Securities to the Trust. Redeemers of iShares in Creation Units are responsible for the costs of transferring the Fund Securities from the Trust to their accounts or on their order. Investors who use the services of a broker or other such intermediary may pay fees for such services. The following table also shows, as of May 31, 2002, the approximate cost of one Creation Unit per Fund, including the creation transaction fee.

                                                        Approximate
                                                        Value of a   Standard     Maximum
                                                         Creation    Creation/   Creation/
                                                        Unit as of  Redemption  Redemption
                                                          May 31,   Transaction Transaction
Name of Fund                                               2002         Fee         Fee
------------                                            ----------- ----------- -----------
iShares S&P 100 Index Fund                              $ 2,654,500   $   500     $ 2,000
iShares S&P 500 Index Fund                              $ 5,361,000   $ 2,000     $ 8,000
iShares S&P 500/BARRA Growth Index Fund                 $ 2,677,000   $   500     $ 2,000
iShares S&P 500/BARRA Value Index Fund                  $ 2,661,000   $ 1,500     $ 6,000
iShares S&P MidCap 400 Index Fund                       $ 5,289,500   $ 1,500     $ 6,000
iShares S&P MidCap 400/BARRA Growth Index Fund          $ 5,622,000   $   500     $ 2,000
iShares S&P MidCap 400/BARRA Value Index Fund           $ 4,927,500   $ 1,250     $ 5,000
iShares S&P SmallCap 600 Index Fund                     $ 6,057,500   $ 2,500     $10,000
iShares S&P SmallCap 600/BARRA Growth Index Fund        $ 3,861,000   $   750     $ 3,000
iShares S&P SmallCap 600/BARRA Value Index Fund         $ 4,723,000   $ 1,750     $ 7,000
iShares S&P Global 100 Index Fund                       $ 2,658,500   $ 2,000     $ 8,000
iShares S&P Global Energy Sector Index Fund             $ 2,678,500   $   600     $ 2,400
iShares S&P Global Financials Sector Index Fund         $ 2,694,500   $ 4,200     $16,800
iShares S&P Global Healthcare Sector Index Fund         $ 2,296,000   $   700     $ 2,800
iShares S&P Global Technology Sector Index Fund         $ 2,187,500   $ 1,400     $ 5,600
iShares S&P Global Telecommunications Sector Index Fund $ 2,013,500   $   900     $ 3,600
iShares S&P Europe 350 Index Fund                       $ 2,934,500   $12,000     $48,000
iShares S&P Latin America 40 Index Fund                 $ 2,380,000   $   450     $ 1,800
iShares S&P/TOPIX 150 Index Fund                        $12,051,000   $ 3,000     $12,000
iShares Russell 3000 Index Fund                         $ 2,992,000   $11,500     $46,000
iShares Russell 3000 Growth Index Fund                  $ 1,783,000   $ 7,000     $28,000

                                           Approximate
                                           Value of a   Standard     Maximum
                                            Creation    Creation/   Creation/
                                           Unit as of  Redemption  Redemption
                                             May 31,   Transaction Transaction
  Name of Fund                                2002         Fee         Fee
  ------------                             ----------- ----------- -----------
  iShares Russell 3000 Value Index Fund    $3,605,000    $8,000      $32,000
  iShares Russell 2000 Index Fund          $4,858,000    $7,500      $30,000
  iShares Russell 2000 Growth Index Fund   $2,610,000    $5,000      $20,000
  iShares Russell 2000 Value Index Fund    $7,045,000    $5,000      $20,000
  iShares Russell 1000 Index Fund          $2,841,000    $4,000      $16,000
  iShares Russell 1000 Growth Index Fund   $2,221,500    $2,000      $ 8,000
  iShares Russell 1000 Value Index Fund    $2,795,500    $3,000      $12,000
  iShares Russell Midcap Index Fund        $2,952,500    $3,150      $12,600
  iShares Russell Midcap Growth Index Fund $3,228,500    $1,600      $ 6,400
  iShares Russell Midcap Value Index Fund  $4,162,000    $2,300      $ 9,200

Possible Claim

In April 2002, the judge overseeing an ongoing action in the U.S. District Court for the Northern District of Illinois granted leave for a United States patentholder named Mopex, Inc. to amend its complaint to add the Trust, along with seven other parties, as a defendant. There are now a total of twenty defendants, including the Trust's investment advisor, other exchange traded funds, various fund service providers and market makers, and the Chicago Stock Exchange, Inc. In the action, the plaintiff alleges that the actions of the parties, now including the Trust, infringed the patent. In addition, the plaintiff alleges that the parties engaged in a "conspiracy" amongst themselves to infringe the patent. Although this is the only case to which the Trust has been named a party, this action is one of three involving related issues. The Trust believes it has valid defenses to all claims raised by the patentholder. However, a resolution of this case may impose increased costs on the Trust and thus raise the expense ratios of the Funds, adversely affecting performance.

Distribution

SEI Investments Distribution Co. serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in iShares. The Distributor's principal address is 1 Freedom Valley Drive, Oaks, PA 19456.

The Distributor has no role in determining the policies of any Fund or the securities that are purchased or sold by any Fund.

Financial Highlights

The financial highlights tables are intended to help investors understand the Funds' financial performance for the period of each Fund's operations. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a given Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report is included along with the Funds' financial statements in the Annual Report (available upon request).

                                                                       i Shares
iShares Trust
Financial Highlights

(For a share outstanding throughout each period)
For the period ended March 31, 2002

                                    iShares S&P 100            iShares S&P 500          iShares S&P 500/BARRA
                                      Index Fund                  Index Fund              Growth Index Fund
                               --------------------      -----------------------      ---------------------
                                          Period from                   Period from                Period from
                                           Oct. 23,                       May 15,                    May 22,
                                             2000                          2000                       2000
                               Year ended     to          Year ended        to        Year ended       to
                                Mar. 31,   Mar. 31,        Mar. 31,      Mar. 31,      Mar. 31,     Mar. 31,
                                  2002      2001/1/          2002         2001/1/        2002        2001/1/
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period                    $  59.17     $ 73.44      $   116.24   $   145.24       $  56.61    $  82.15
                               ---------- -----------    ----------   -----------     ----------  -----------
Income from investment
  operations:
   Net investment income           0.61        0.31            1.39         1.06           0.43        0.25
   Net realized and
     unrealized gain (loss)       (1.34)     (14.28)          (1.25)      (28.98)          2.19      (25.44)
                               ---------- -----------    ----------   -----------     ----------  -----------
Total from investment
  operations                      (0.73)     (13.97)           0.14       (27.92)          2.62      (25.19)
                               ---------- -----------    ----------   -----------     ----------  -----------
Less distributions from:
   Net investment income          (0.59)      (0.30)          (1.38)       (1.01)         (0.41)      (0.24)
   Net realized gain                  -           -               -        (0.07)             -       (0.11)
                               ---------- -----------    ----------   -----------     ----------  -----------
Total distributions               (0.59)      (0.30)          (1.38)       (1.08)         (0.41)      (0.35)
                               ---------- -----------    ----------   -----------     ----------  -----------
Net asset value, end of
  period                       $  57.85     $ 59.17      $   115.00   $   116.24       $  58.82    $  56.61
                               ========== ===========    ==========   ===========     ==========  ===========
Total return                      (1.23)%    (19.07)%/2/       0.13 %     (19.32)%/2/      4.64 %    (30.75)%/2/
                               ========== ===========    ==========   ===========     ==========  ===========
Ratios/Supplemental data:
   Net assets, end of period
     (000s)                    $115,703     $88,762      $4,208,946   $2,876,839       $464,656    $141,520
   Ratio of expenses to
     average net assets/3/         0.20 %      0.20 %          0.20 %       0.09 %         0.18 %      0.18 %
   Ratio of net investment
     income to average net
     assets/3/                     1.12 %      1.03 %          1.27 %       1.06 %         0.82 %      0.45 %
   Portfolio turnover rate/4/        13 %         5 %             3 %          5 %           28 %        31 %

--------------------------------------------------------------------------------
1  Commencement of operations.

2  Not annualized.

3  Annualized for periods of less than one year.

4 Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

iShares Financial Highlights
iShares Trust
Financial Highlights (continued)

(For a share outstanding throughout each period)
For the period ended March 31, 2002

                                                                                           iShares S&P
                                 iShares S&P 500/BARRA     iShares S&P MidCap 400        MidCap 400/BARRA
                                   Value Index Fund              Index Fund             Growth Index Fund
                               --------------------      ---------------------      ---------------------
                                           Period from                Period from                Period from
                                             May 22,                    May 22,                   July 24,
                                              2000                       2000                       2000
                               Year ended      to        Year ended       to        Year ended       to
                                Mar. 31,    Mar. 31,      Mar. 31,     Mar. 31,      Mar. 31,     Mar. 31,
                                  2002       2001/1/        2002        2001/1/        2002        2001/1/
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                       $  59.31    $  60.20       $  91.77    $  92.63       $ 101.31    $ 135.73
                               ---------- -----------    ----------  -----------    ----------  -----------
Income from investment
  operations:
   Net investment income           0.83        0.65           0.75        0.72           0.14        0.01
   Net realized and
     unrealized gain (loss)       (3.49)      (0.78)         16.37       (0.59)         16.07      (33.95)
                               ---------- -----------    ----------  -----------    ----------  -----------
Total from investment
  operations                      (2.66)      (0.13)         17.12        0.13          16.21      (33.94)
                               ---------- -----------    ----------  -----------    ----------  -----------
Less distributions from:
   Net investment income          (0.84)      (0.61)         (0.75)      (0.69)         (0.14)      (0.01)
   Net realized gain                  -       (0.15)             -       (0.30)             -       (0.47)
                               ---------- -----------    ----------  -----------    ----------  -----------
Total distributions               (0.84)      (0.76)         (0.75)      (0.99)         (0.14)      (0.48)
                               ---------- -----------    ----------  -----------    ----------  -----------
Net asset value, end of period $  55.81    $  59.31       $ 108.14    $  91.77       $ 117.38    $ 101.31
                               ========== ===========    ==========  ===========    ==========  ===========
Total return                      (4.48)%     (0.27)%/2/     18.75 %      0.04 %/2/     16.03 %    (25.08)%/2/
                               ========== ===========    ==========  ===========    ==========  ===========
Ratios/Supplemental data:
   Net assets, end of period
     (000s)                    $586,051    $367,704       $605,571    $156,005       $252,359    $162,092
   Ratio of expenses to
     average net assets/3/         0.18 %      0.18 %         0.20 %      0.20 %         0.25 %      0.25 %
   Ratio of net investment
     income to average net
     assets/3/                     1.56 %      1.51 %         0.87 %      0.86 %         0.15 %      0.06 %
   Portfolio turnover rate/4/        17 %         9 %           14 %        32 %           50 %        67 %

--------------------------------------------------------------------------------
1  Commencement of operations.

2  Not annualized.

3  Annualized for periods of less than one year.

4 Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

                                                                       i Shares
iShares Trust
Financial Highlights (continued)

(For a share outstanding throughout each period)
For the period ended March 31, 2002

                                      iShares S&P                iShares S&P                iShares S&P
                                   MidCap 400/BARRA             SmallCap 600             SmallCap 600/BARRA
                                   Value Index Fund              Index Fund              Growth Index Fund
                               --------------------      ----------------------      ---------------------
                                          Period from                  Period from                Period from
                                           July 24,                      May 22,                   July 24,
                                             2000                         2000                       2000
                               Year ended     to          Year ended       to        Year ended       to
                                Mar. 31,   Mar. 31,        Mar. 31,     Mar. 31,      Mar. 31,     Mar. 31,
                                  2002      2001/1/          2002        2001/1/        2002        2001/1/
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period                    $  82.15     $ 72.40      $   101.50    $  97.95       $  67.91    $  83.34
                               ---------- -----------    ----------   -----------    ----------  -----------
Income from investment
  operations:
   Net investment income           1.06        0.78            0.57        0.38           0.09     0.00/5/
   Net realized and
     unrealized gain (loss)       16.69        9.86           21.43        4.63          11.87      (14.81)
                               ---------- -----------    ----------   -----------    ----------  -----------
Total from investment
  operations                      17.75       10.64           22.00        5.01          11.96      (14.81)
                               ---------- -----------    ----------   -----------    ----------  -----------
Less distributions from:
   Net investment income          (1.06)      (0.75)          (0.57)      (0.34)         (0.09)      (0.00)/5/
   Net realized gain                  -       (0.14)              -       (1.12)             -       (0.62)
                               ---------- -----------    ----------   -----------    ----------  -----------
Total distributions               (1.06)      (0.89)          (0.57)      (1.46)         (0.09)      (0.62)
                               ---------- -----------    ----------   -----------    ----------  -----------
Net asset value, end of
  period                       $  98.84     $ 82.15      $   122.93    $ 101.50       $  79.78    $  67.91
                               ========== ===========    ==========   ===========    ==========  ===========
Total return                      21.79 %     14.71 %/2/      21.74 %      5.08 %/2/     17.60 %    (17.86)%/2/
                               ========== ===========    ==========   ===========    ==========  ===========
Ratios/Supplemental data:
   Net assets, end of period
     (000s)                    $454,683     $78,044      $1,124,812    $208,081       $191,475    $ 27,162
   Ratio of expenses to
     average net assets/3/         0.25 %      0.25 %          0.20 %     0.20  %         0.25 %      0.25 %
   Ratio of net investment
     income to average net
     assets/3/                     1.43 %      1.58 %          0.60 %      0.61 %         0.14 %      0.00 %/6/
   Portfolio turnover rate/4/        13 %        17 %            16 %        28 %           49 %        77 %

--------------------------------------------------------------------------------
1  Commencement of operations.

2  Not annualized.

3  Annualized for periods of less than one year.

4 Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

5  Rounds to less than $0.01.

6  Rounds to less than 0.01%.

See notes to financial statements.

iShares Financial Highlights
iShares Trust
Financial Highlights (continued)

(For a share outstanding throughout each period)
For the period ended March 31, 2002

                                                                                     iShares        iShares
                                                                                   S&P Global     S&P Global
                                 iShares S&P SmallCap                                Energy       Financials
                                       600/BARRA          iShares S&P Global 100     Sector         Sector
                                   Value Index Fund             Index Fund         Index Fund     Index Fund
                               --------------------      --------------------      -----------    -----------
                                          Period from                Period from   Period from    Period from
                                           July 24,                    Dec. 5,      Nov. 12,       Nov. 12,
                                             2000                       2000          2001           2001
                               Year ended     to         Year ended      to            to             to
                                Mar. 31,   Mar. 31,       Mar. 31,    Mar. 31,      Mar. 31,       Mar. 31,
                                  2002      2001/1/         2002       2001/1/       2002/1/        2002/1/
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                       $  75.87     $ 68.34       $ 60.83    $  72.50        $ 49.64        $ 51.00
                               ---------- -----------    ---------- -----------    -----------    -----------
Income from investment
  operations:
   Net investment income           0.60        0.43          0.65        0.18           0.22           0.29
   Net realized and
     unrealized gain (loss)       18.48        7.82         (3.87)     (11.73)          4.78           2.07
                               ---------- -----------    ---------- -----------    -----------    -----------
Total from investment
  operations                      19.08        8.25         (3.22)     (11.55)          5.00           2.36
                               ---------- -----------    ---------- -----------    -----------    -----------
Less distributions from:
   Net investment income          (0.60)      (0.38)        (0.53)      (0.12)         (0.07)         (0.04)
   Net realized gain                  -       (0.34)            -           -              -              -
                               ---------- -----------    ---------- -----------    -----------    -----------
Total distributions               (0.60)      (0.72)        (0.53)      (0.12)         (0.07)         (0.04)
                               ---------- -----------    ---------- -----------    -----------    -----------
Net asset value, end of
  period                       $  94.35     $ 75.87       $ 57.08    $  60.83        $ 54.57        $ 53.32
                               ========== ===========    ========== ===========    ===========    ===========
Total return                      25.29 %     12.13 %/2/    (5.32)%    (15.94)%/2/     10.10 %/2/      4.64 %/2/
                               ========== ===========    ========== ===========    ===========    ===========
Ratios/Supplemental data:
   Net assets, end of period
     (000s)                    $457,610     $64,490       $45,666    $103,407        $16,372        $10,663
   Ratio of expenses to
     average net assets/3/         0.25 %      0.25 %        0.40 %      0.40 %         0.65 %         0.65 %
   Ratio of net investment
     income to average net
     assets/3/                     0.92 %      0.98 %        1.08 %      0.88 %         1.17 %         1.44 %
   Portfolio turnover rate/4/       14  %        17 %          4  %         5 %            5 %           2 %

--------------------------------------------------------------------------------
1  Commencement of operations.

2  Not annualized.

3  Annualized for periods of less than one year.

4 Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

                                                                       i Shares
iShares Trust
Financial Highlights (continued)

(For a share outstanding throughout each period)
For the period ended March 31, 2002

                                        iShares      iShares
                                      S&P Global   S&P Global
                                      Healthcare   Technology    iShares S&P Global
                                        Sector       Sector      Telecommunications   iShares S&P Europe 350
                                      Index Fund   Index Fund    Sector Index Fund          Index Fund
                                      -----------  -----------   ------------------ ---------------------
                                      Period from  Period from      Period from                  Period from
                                       Nov. 13,     Nov. 12,          Nov. 12,                    July 25,
                                         2001         2001              2001                        2000
                                          to           to                to         Year ended       to
                                       Mar. 31,     Mar. 31,          Mar. 31,       Mar. 31,     Mar. 31,
                                        2002/1/      2002/1/          2002/1/          2002        2001/1/
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                              $ 49.53        $53.19           $ 50.68        $  63.13    $  79.32
                                      -----------  -----------   ------------------ ----------  -----------
Income from investment
  operations:
   Net investment income (loss)          0.11         (0.19)             0.11            0.83        0.38
   Net realized and unrealized
     loss                               (0.57)        (1.09)            (5.93)          (4.08)     (16.30)
                                      -----------  -----------   ------------------ ----------  -----------
Total from investment operations        (0.46)        (1.28)            (5.82)          (3.25)     (15.92)
                                      -----------  -----------   ------------------ ----------  -----------
Less distributions from:
   Net investment income                (0.01)            -             (0.02)          (0.84)      (0.27)
                                      -----------  -----------   ------------------ ----------  -----------
Total distributions                     (0.01)            -             (0.02)          (0.84)      (0.27)
                                      -----------  -----------   ------------------ ----------  -----------
Net asset value, end of period        $ 49.06        $51.91           $ 44.84        $  59.04    $  63.13
                                      ===========  ===========   ================== ==========  ===========
Total return                            (0.92)%/2/    (2.40)%/2/       (11.50)%/2/      (5.16)%    (20.10)%/2/
                                      ===========  ===========   ================== ==========  ===========
Ratios/Supplemental data:
   Net assets, end of period
     (000s)                           $17,172        $7,786           $13,451        $569,757    $154,656
   Ratio of expenses to average
     net assets/3/                      0.65 %         0.65 %            0.65 %         0.60  %      0.60 %
   Ratio of net investment income
     (loss) to average net assets/3/     0.62 %       (0.44)%            0.61 %          1.49 %      1.12 %
   Portfolio turnover rate/4/               1 %           2 %               2 %             4 %        24 %

--------------------------------------------------------------------------------
1  Commencement of operations.

2  Not annualized.

3  Annualized for periods of less than one year.

4 Excludes portfolio securities received or delivered as a result of capital share transactions in Creation Units.

See notes to financial statements.

iShares Financial Highlights
iShares Trust
Financial Highlights (continued)

(For a share outstanding throughout each period)
For the period ended March 31, 2002

                                                                     iShares S&P       iShares
                                                                   Latin America 40 S&P/TOPIX 150
                                                                      Index Fund     Index Fund
                                                                   ---------------- -------------
                                                                     Period from     Period from
                                                                       Oct. 25,       Oct. 23,
                                                                         2001           2001
                                                                          to             to
                                                                       Mar. 31,       Mar. 31,
                                                                       2002/1/         2002/1/
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $41.51         $ 77.39
                                                                   ---------------- -------------
Income from investment operations:
   Net investment income (loss)                                           0.61            0.10
   Net realized and unrealized gain (loss)                               10.64           (3.90)
                                                                   ---------------- -------------
Total from investment operations                                         11.25           (3.80)
                                                                   ---------------- -------------
Less distributions from:
   Net investment income                                                 (0.27)              -
   Net realized gain                                                         -               -
                                                                   ---------------- -------------
Total distributions                                                      (0.27)              -
                                                                   ---------------- -------------
Net asset value, end of period                                          $52.49         $ 73.59
                                                                   ================ =============
Total return                                                             27.16 %/2/      (4.91)%/2/
                                                                   ================ =============
Ratios/Supplemental data:
   Net assets, end of period (000s)                                     $7,873         $33,117
   Ratio of expenses to average net assets/3/                             0.50 %          0.50 %
   Ratio of net investment income (loss) to average net assets/3/         2.94 %          0.32 %
   Portfolio turnover rate/4/                                                2 %             5 %

--------------------------------------------------------------------------------
1  Commencement of operations.

2  Not annualized.

3  Annualized for periods of less than one year.

4 Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

                                                                       i Shares
iShares Trust
Financial Highlights (continued)

(For a share outstanding throughout each period)
For the period ended March 31, 2002

                                  iShares Russell 3000       iShares Russell 3000      iShares Russell 3000
                                       Index Fund              Growth Index Fund         Value Index Fund
                               ----------------------      --------------------      --------------------
                                             Period from              Period from               Period from
                                               May 22,                 July 24,                  July 24,
                                                2000                     2000                      2000
                                Year ended       to        Year ended     to         Year ended     to
                                 Mar. 31,     Mar. 31,      Mar. 31,   Mar. 31,       Mar. 31,   Mar. 31,
                                   2002        2001/1/        2002      2001/1/         2002      2001/1/
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period                    $    63.69    $  76.23       $ 40.70     $ 68.63       $ 71.59     $ 69.91
                               ----------   -----------    ---------- -----------    ---------- -----------
Income from investment
  operations:
   Net investment income             0.65        0.51          0.20        0.06          1.25        0.83
   Net realized and
     unrealized gain (loss)          0.19      (12.56)        (0.99)     (27.93)         2.50        1.71
                               ----------   -----------    ---------- -----------    ---------- -----------
Total from investment
  operations                         0.84      (12.05)        (0.79)     (27.87)         3.75        2.54
                               ----------   -----------    ---------- -----------    ---------- -----------
Less distributions from:
   Net investment income            (0.64)      (0.48)        (0.19)      (0.06)        (1.22)      (0.77)
   Net realized gain                    -       (0.01)            -       (0.00)/5/         -       (0.09)
                               ----------   -----------    ---------- -----------    ---------- -----------
Total distributions                 (0.64)      (0.49)        (0.19)      (0.06)        (1.22)      (0.86)
                               ----------   -----------    ---------- -----------    ---------- -----------
Net asset value, end of
  period                       $    63.89    $  63.69       $ 39.72     $ 40.70       $ 74.12     $ 71.59
                               ==========   ===========    ========== ===========    ========== ===========
Total return                         1.35 %    (15.90)%/2/    (1.95)%    (40.62)%/2/     5.34 %      3.60 %/2/
                               ==========   ===========    ========== ===========    ========== ===========
Ratios/Supplemental data:
   Net assets, end of period
     (000s)                    $1,360,937    $388,509       $27,806     $20,351       $66,712     $32,216
   Ratio of expenses to
     average net assets/3/           0.20 %      0.20 %        0.25 %      0.25 %        0.25 %      0.25 %
   Ratio of net investment
     income to average net
     assets/3/                       1.20 %      1.09 %        0.47 %      0.20 %        1.79 %      1.67 %
   Portfolio turnover rate/4/          6  %        3  %         18  %        3  %         15  %         4 %

--------------------------------------------------------------------------------
1  Commencement of operations.

2  Not annualized.

3  Annualized for periods of less than one year.

4 Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

5  Rounds to less than $0.01.

See notes to financial statements.

iShares Financial Highlights
iShares Trust
Financial Highlights (continued)

(For a share outstanding throughout each period)
For the period ended March 31, 2002

                                  iShares Russell 2000        iShares Russell 2000       iShares Russell 2000
                                       Index Fund              Growth Index Fund           Value Index Fund
                               ----------------------      ---------------------      ---------------------
                                             Period from                Period from                Period from
                                               May 22,                   July 24,                   July 24,
                                                2000                       2000                       2000
                                Year ended       to        Year ended       to        Year ended       to
                                 Mar. 31,     Mar. 31,      Mar. 31,     Mar. 31,      Mar. 31,     Mar. 31,
                                   2002        2001/1/        2002        2001/1/        2002        2001/1/
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period                    $    89.80    $  94.33       $  54.48    $  81.36       $ 116.50    $ 103.35
                               ----------   -----------    ----------  -----------    ----------  -----------
Income from investment
  operations:
   Net investment income             1.04        0.98           0.11        0.05           2.30        1.49
   Net realized and
     unrealized gain (loss)         10.90       (4.47)          2.19      (26.85)         24.16       12.97
                               ----------   -----------    ----------  -----------    ----------  -----------
Total from investment
  operations                        11.94       (3.49)          2.30      (26.80)         26.46       14.46
                               ----------   -----------    ----------  -----------    ----------  -----------
Less distributions from:
   Net investment income            (0.96)      (0.88)         (0.10)      (0.04)         (2.13)      (1.28)
   Net realized gain                    -       (0.16)             -       (0.04)             -       (0.03)
                               ----------   -----------    ----------  -----------    ----------  -----------
Total distributions                 (0.96)      (1.04)         (0.10)      (0.08)         (2.13)      (1.31)
                               ----------   -----------    ----------  -----------    ----------  -----------
Net asset value, end of
  period                       $   100.78    $  89.80       $  56.68    $  54.48       $ 140.83    $ 116.50
                               ==========   ===========    ==========  ===========    ==========  ===========
Total return                        13.40 %     (3.77)%/2/      4.24 %    (32.96)%/2/     23.05 %     14.05 %/2/
                               ==========   ===========    ==========  ===========    ==========  ===========
Ratios/Supplemental data:
   Net assets, end of period
     (000s)                    $2,438,900    $713,939       $436,412    $155,258       $837,968    $273,763
   Ratio of expenses to
     average net assets/3/           0.20 %      0.20 %         0.25 %      0.25 %         0.25 %      0.25 %
   Ratio of net investment
     income to average net
     assets/3/                       1.25 %      1.39 %         0.22 %      0.14 %         2.07 %      2.40 %
   Portfolio turnover rate/4/          20 %        39 %           28 %         9 %           26 %         9 %

--------------------------------------------------------------------------------
1  Commencement of operations.

2  Not annualized.

3  Annualized for periods of less than one year.

4 Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

                                                                       i Shares
iShares Trust
Financial Highlights (continued)

(For a share outstanding throughout each period)
For the period ended March 31, 2002

                                  iShares Russell 1000      iShares Russell 1000      iShares Russell 1000
                                       Index Fund             Growth Index Fund         Value Index Fund
                                --------------------      --------------------      --------------------
                                            Period from               Period from               Period from
                                              May 15,                   May 22,                   May 22,
                                   Year        2000          Year        2000          Year        2000
                                  ended         to          ended         to          ended         to
                                 Mar. 31,    Mar. 31,      Mar. 31,    Mar. 31,      Mar. 31,    Mar. 31,
                                   2002       2001/1/        2002       2001/1/        2002       2001/1/
                                --------   -----------    --------   -----------    --------   -----------
Net asset value, beginning of
  period                        $  61.10    $  76.78      $  50.99    $  79.30      $  56.18    $  56.10
                                --------   -----------    --------   -----------    --------   -----------
Income from investment
  operations:
   Net investment income            0.70        0.64          0.23        0.14          0.90        0.66
   Net realized and unrealized
     gain (loss)                   (0.30)     (15.71)        (1.41)     (28.20)         1.43        0.04
                                --------   -----------    --------   -----------    --------   -----------
Total from investment
  operations                        0.40      (15.07)        (1.18)     (28.06)         2.33        0.70
                                --------   -----------    --------   -----------    --------   -----------
Less distributions from:
   Net investment income           (0.69)      (0.61)        (0.22)      (0.14)        (0.89)      (0.62)
   Net realized gain                   -       (0.00)/5/         -       (0.11)            -           -
                                --------   -----------    --------   -----------    --------   -----------
Total distributions                (0.69)      (0.61)        (0.22)      (0.25)        (0.89)      (0.62)
                                --------   -----------    --------   -----------    --------   -----------
Net asset value, end of period  $  60.81    $  61.10      $  49.59    $  50.99      $  57.62    $  56.18
                                --------   -----------    --------   -----------    --------   -----------
Total return                        0.68 %    (19.75)%/2/    (2.30)%    (35.47)%/2/     4.22 %      1.22 %/2/
                                ========   ===========    ========   ===========    ========   ===========
Ratios/Supplemental data:
   Net assets, end of period
     (000s)                     $419,571    $207,723      $483,465    $209,078      $691,389    $191,005
   Ratio of expenses to
     average net assets/3/          0.15 %      0.15 %        0.20 %      0.20 %        0.20 %      0.20 %
   Ratio of net investment
     income to average net
     assets/3/                      1.23 %      1.01 %        0.52 %      0.26 %        1.82 %      1.64 %
   Portfolio turnover rate/4/          8 %         9 %          22 %        11 %          16 %         9 %

--------------------------------------------------------------------------------
1  Commencement of operations.

2  Not annualized.

3  Annualized for periods of less than one year.

4 Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

5  Rounds to less than $0.01.

See notes to financial statements.

iShares Financial Highlights
iShares Trust
Financial Highlights (continued)

(For a share outstanding throughout each period)
For the period ended March 31, 2002

                                                  iShares Russell  iShares Russell  iShares Russell
                                                      Midcap           Midcap            Midcap
                                                    Index Fund    Growth Index Fund Value Index Fund
                                                  --------------- ----------------- ----------------
                                                    Period from      Period from      Period from
                                                     July 17,         July 17,          July 17,
                                                       2001             2001              2001
                                                        to               to                to
                                                     Mar. 31,         Mar. 31,          Mar. 31,
                                                      2002/1/          2002/1/          2002/1/
                                                  --------------- ----------------- ----------------
Net asset value, beginning of period                  $ 59.55          $ 73.06          $ 78.86
                                                  --------------- ----------------- ----------------
Income from investment operations:
   Net investment income                                 0.46             0.03             1.02
   Net realized and unrealized gain (loss)               1.32            (2.77)            4.49
                                                  --------------- ----------------- ----------------
Total from investment operations                         1.78            (2.74)            5.51
                                                  --------------- ----------------- ----------------
Less distributions from:
   Net investment income                                (0.40)           (0.02)           (0.92)
                                                  --------------- ----------------- ----------------
Total distributions                                     (0.40)           (0.02)           (0.92)
                                                  --------------- ----------------- ----------------
Net asset value, end of period                        $ 60.93          $ 70.30          $ 83.45
                                                  =============== ================= ================
Total return/2/                                          3.08 %          (3.75)%           7.14 %
                                                  =============== ================= ================
Ratios/Supplemental data:
   Net assets, end of period (000s)                   $48,741          $80,847          $54,243
   Ratio of expenses to average net assets/3/            0.20 %           0.25 %           0.25 %
   Ratio of net investment income to average net
     assets/3/                                           1.40 %           0.08 %           1.91 %
   Portfolio turnover rate/4/                               7 %              5 %              6 %

--------------------------------------------------------------------------------
1  Commencement of operations.

2  Not annualized.

3  Annualized for periods of less than one year.

4 Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

                                                                       i Shares

Index Providers

Standard & Poor's (a division of The McGraw-Hill Companies, Inc.) and the Frank Russell Company are the Index Providers for their respective Underlying Indices. Neither of the Index Providers is affiliated with the iShares Trust, BGI, BGFA, Investors Bank, the Distributor, or the Listing Exchanges.

Standard & Poor's, a division of The McGraw-Hill Companies, Inc., provides financial, economic and investment information and analytical services to the financial community. Standard & Poor's calculates and maintains the Standard & Poor's Global 1200 Index, which includes the Standard & Poor's Global Energy Sector Index, the Standard & Poor's Global Financials Sector Index, the Standard & Poor's Global Healthcare Sector Index, the Standard & Poor's Global Information Technology Sector Index, the Standard & Poor's Global Telecommunications Sector Index, the Standard & Poor's Europe 350 for Continental Europe and the U.K., the Standard & Poor's 500 for the U.S., the Standard & Poor's/TOPIX 150 for Japan, the Standard & Poor's Asia Pacific 100 and the Standard & Poor's Latin America 40. Standard & Poor's also publishes the Standard & Poor's MidCap 400, Standard & Poor's SmallCap 600, Standard & Poor's SuperComposite 1500 and Standard & Poor's REIT Composite for the U.S. Company additions to and deletions from a Standard & Poor's equity index do not in any way reflect an opinion on the investment merits of the company.

Frank Russell Company is an investment services firm offering a variety of investment management products and services. The family of indices created by the Frank Russell Company includes the Russell 1000(R), Russell 2000(R), Russell 3000(R), as well as mid-capitalization, value, and growth style indices. Frank Russell Company and Mellon Bank Corporation, parent holding company of Pittsburgh and Boston-based Mellon Trust, operate a joint venture known as Russell/Mellon Analytical Services LLC. Russell/Mellon Analytical Services provides the financial community with financial information and analytical services and calculates the underlying data in the Russell indices.

BGI has entered into a license agreement with each of the Index Providers to use the Underlying Indices. BGI is sub-licensing rights in the Underlying Indices to iShares Trust at no charge.

Disclaimers

The iShares Trust is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of iShares or any member of the public regarding the advisability of investing in securities generally or in iShares particularly or the ability of the S&P Indices to track general stock market performance. S&P's only relationship to BGI or BGFA is the licensing of certain trademarks and trade names of S&P and of the S&P Indices that are determined, composed and calculated by S&P without regard to BGI, BGFA or the Trust. S&P has no obligation to take the needs of BGI, BGFA or the owners of iShares into consideration in determining, composing or calculating the S&P Indices. S&P is not responsible for and has not participated in the determination of the prices and amount of iShares or the timing of the issuance or sale of iShares or in the determination of any financial calculations relating thereto. S&P has no obligation or liability in connection with the administration of the Trust, marketing, or trading of the iShares. S&P does not guarantee the accuracy and/or the completeness of the S&P Indices or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by BGI, BGFA or owners of iShares, or any other person or entity from the use of the S&P Indices or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the S&P Indices or any data included therein, even if notified of the possibility of such damages.

The iShares Trust is not sponsored, endorsed, sold or promoted by Frank Russell Company ("FRC"). FRC makes no representation or warranty, express or implied, to the owners of the iShares or any member of the public regarding the advisability of investing in securities generally or in iShares, particularly or the ability of the Russell Indices to track general stock market performance. FRC is the licensor of certain trademarks, service marks, and trade names. The Russell Indices on which the Funds are based are determined, composed and calculated by FRC without regard to BGI, BGFA or the Funds. FRC has no obligation to take the needs of BGI, BGFA or the owners of iShares into consideration in determining, composing or calculating the Russell Indices. FRC is not responsible for and has not participated in the determination of the prices and amount of iShares or the timing of the issuance or sale of iShares. FRC has no obligation or liability in connection with the administration of the Trust or the marketing or trading of iShares. Although FRC obtains information for inclusion or use in the calculation of the Russell Indices from sources that FRC considers reliable, FRC does not guarantee the accuracy and/or the completeness of the Russell Indices or any data included therein. FRC shall have no liability for any errors, omissions, or interruptions therein. FRC makes no warranty, express or implied, as to results to be obtained by BGI, BGFA or owners of iShares, or any other person or entity from the use of the Russell Indices or any data included therein. FRC makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Indices or any data included therein. Without limiting any of the foregoing, in no event shall FRC have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) resulting from the use of the Russell Indices or any data included therein, even if notified of the possibility of such damages.

iShares are not sponsored, endorsed or promoted by the AMEX. The AMEX makes no representation or warranty, express or implied, to the owners of the iShares of any Fund or any member of the public regarding the ability of a fund to track the total return performance of the various Underlying Indices or the ability of the Underlying Indices identified herein to track stock market performance. The Underlying Indices identified herein are determined, composed and calculated by Standard & Poor's and the FRC without regard to the iShares of any Fund. The AMEX is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any index, nor in the determination of the timing of, prices of, or quantities of the iShares of any Fund to be issued, nor in the determination or calculation of the equation by which the iShares are redeemable. The AMEX has no obligation or liability to owners of the iShares of any Fund in connection with the administration, marketing or trading of the iShares of any Fund.

The AMEX does not guarantee the accuracy and/or the completeness of any indices or any data included therein. The AMEX makes no warranty, express or implied, as to results to be obtained by the iShares Trust on behalf of its Funds as licensee, licensee's customers and counterparties, owners of the iShares, or any other person or entity from the use of the subject indices or any data included therein in connection with the rights licensed as described herein or for any other use. The AMEX makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indices or any data included therein. Without limiting any of the foregoing, in no event shall the AMEX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

iShares are not sponsored, endorsed or promoted by the CBOE. The CBOE makes no representation or warranty, express or implied, to the owners of the iShares S&P 100 Index Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index identified herein to track stock market performance. The Underlying Index identified herein is determined, composed and calculated by Standard & Poor's, without regard to the iShares S&P 100 Index Fund. The CBOE is not responsible for, nor has it participated in, the determination of the

                                                                       i Shares
compilation or the calculation of the Index, nor in the determination of the timing of, prices of, or quantities of the iShares S&P 100 Index Fund to be issued, nor in the determination or calculation of the equation by which the iShares are redeemable. The CBOE has no obligation or liability to owners of the iShares S&P 100 Index Fund in connection with the administration, marketing or trading of the Fund.

The CBOE does not guarantee the accuracy and/or the completeness of the Index or any data included therein. The CBOE makes no warranty, express or implied, as to results to be obtained by the iShares Trust on behalf of its Fund as licensee, licensee's customers and counterparties, owners of the iShares S&P 100 Index Fund, or any other person or entity from the use of the subject indices or any data included therein in connection with the rights licensed as described herein or for any other use. The CBOE makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indices or any data included therein. Without limiting any of the foregoing, in no event shall the CBOE have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

iShares are not sponsored, endorsed or promoted by the NYSE. The NYSE makes no representation or warranty, express or implied, to the owners of the iShares of any Fund or any member of the public regarding the ability of a fund to track the total return performance of the Index or the ability of the Index identified herein to track stock market performance. The Index identified herein is determined, composed and calculated by Standard & Poor's without regard to the iShares of any Fund. The NYSE is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Index, nor in the determination of the timing of, prices of, or quantities of the iShares of the Fund to be issued, nor in the determination or calculation of the equation by which the iShares are redeemable. The NYSE has no obligation or liability to owners of the iShares of the Fund in connection with the administration, marketing or trading of the iShares of the Fund.

The NYSE does not guarantee the accuracy and/or the completeness of any indices or any data included therein. The NYSE makes no warranty, express or implied, as to results to be obtained by the iShares Trust on behalf of the Fund as licensee, licensee's customers and counterparties, owners of the iShares, or any other person or entity from the use of the subject indices or any data included therein in connection with the rights licensed as described herein or for any other use. The NYSE makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the NYSE have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BGFA does not guarantee the accuracy and/or the completeness of the Underlying Indices or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the iShares of the Fund, or any other person or entity from the use of the Index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

iShares Trust

Supplemental Information

I.  Premium/Discount Information (Unaudited)

The charts on the following pages present information about the differences between the daily market price on secondary markets for shares of each Fund and that Fund's net asset value. Net asset value, or "NAV," is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares at the close of regular trading (normally 4:00 p.m. Eastern time) every day the American Stock Exchange is open. The "Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of such Fund is listed for trading, as of the time that Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The trading price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for the period from July 1, 2001 to June 30, 2002. Funds launched after July 1, 2002, show such Fund's first date of trading through June 30, 2002. The specific periods covered for each Fund are disclosed in the chart for such Fund.

The vertical column of each chart shows the premium or discount expressed as a percentage of NAV. The horizontal column indicates the number of trading days in the period covered by each chart. Each bar in the chart shows the number of trading days in which the Fund traded within the premium/discount range indicated. All data presented here represents past performance, which cannot be used to predict future results.

                                                                       i Shares
                           iShares S&P 100 Index Fund
               Period Covered: July 1, 2001 through June 30, 2002

                                    [CHART]


             6.0            0
                            0
             5.0            0
                            0
             4.0            0
                            0
             3.0            0
                            0
             2.0            0
                            1
             1.0            0
                            4
             0.0          237
                            2
            -1.0            0
                            0
            -2.0            0
                            1
            -3.0            0
                            0
            -4.0            0
                            0
            -5.0            0
                            0
            -6.0            0



                           iShares S&P 500 Index Fund
               Period Covered: July 1, 2001 through June 30, 2002

                                     [CHART]

             6.0            0
                            0
             5.0            0
                            0
             4.0            0
                            0
             3.0            0
                            0
             2.0            0
                            2
             1.0            0
                            2
             0.0          233
                            2
            -1.0            0
                            0
            -2.0            1
                            0
            -3.0            0
                            0
            -4.0            0
                            0
            -5.0            0
                            0
            -6.0            0




iShares Supplemental Information
                    iShares S&P 500/BARRA Growth Index Fund
               Period Covered: July 1, 2001 through June 30, 2002

                                    [CHART]
             6            0
             0            0
             5            0
             0            0
             4            0
             0            0
             3            0
             0            0
             2            1
             0            0
             1            0
             0            5
             0          238
             0            2
            -1            0
             0            1
            -2            0
             0            0
            -3            0
             0            0
            -4            0
             0            0
            -5            0
             0            0
            -6            0



                     iShares S&P 500/BARRA Value Index Fund
               Period Covered: July 1, 2001 through June 30, 2002

                                    [CHART]
             6.0            0
                            0
             5.0            0
                            0
             4.0            0
                            0
             3.0            0
                            0
             2.0            0
                            0
             1.0            1
                            0
             0.0          243
                            2
            -1.0            0
                            0
            -2.0            1
                            0
            -3.0            0
                            0
            -4.0            0
                            0
            -5.0            0
                            0
            -6.0            0



                                                                       i Shares
                       iShares S&P MidCap 400 Index Fund
               Period Covered: July 1, 2001 through June 30, 2002

                                    [CHART]

             6.0            0
                            0
             5.0            0
                            0
             4.0            0
                            0
             3.0            0
                            0
             2.0            0
                            1
             1.0            0
                            5
             0.0          217
                            3
            -1.0            1
                            0
            -2.0            0
                            0
            -3.0            0
                            0
            -4.0            0
                            0
            -5.0            0
                            0
            -6.0            0




                 iShares S&P MidCap 400/BARRA Growth Index Fund
               Period Covered: July 1, 2001 through June 30, 2002


                                    [CHART]
             6.0            0
                            0
             5.0            0
                            0
             4.0            0
                            0
             3.0            0
                            0
             2.0            0
                            1
             1.0            0
                            3
             0.0          239
                            3
            -1.0            1
                            0
            -2.0            0
                            0
            -3.0            0
                            0
            -4.0            0
                            0
            -5.0            0
                            0
            -6.0            0



iShares Supplemental Information
                       iShares S&P MidCap 400/BARRA Value Index Fund
               Period Covered: July 1, 2001 through June 30, 2002


                                    [CHART]
             6.0            0
                            0
             5.0            0
                            0
             4.0            0
                            0
             3.0            0
                            0
             2.0            0
                            1
             1.0            0
                            5
             0.0          237
                            3
            -1.0            1
                            0
            -2.0            0
                            0
            -3.0            0
                            0
            -4.0            0
                            0
            -5.0            0
                            0
            -6.0            0



                       iShares S&P SmallCap 600 Index Fund
               Period Covered: July 1, 2001 through June 30, 2002


                                    [CHART]
             6.0            0
                            0
             5.0            0
                            0
             4.0            0
                            0
             3.0            0
                            0
             2.0            0
                            1
             1.0            0
                            5
             0.0          235
                            5
            -1.0            0
                            0
            -2.0            1
                            0
            -3.0            0
                            0
            -4.0            0
                            0
            -5.0            0
                            0
            -6.0            0



                                                                       i Shares
                       iShares S&P SmallCap 600/BARRA Growth Index Fund
               Period Covered: July 1, 2001 through June 30, 2002

                                    [CHART]
             6.0            0
                            0
             5.0            0
                            0
             4.0            0
                            0
             3.0            0
                            0
             2.0            0
                            1
             1.0            0
                            6
             0.0          233
                            6
            -1.0            0
                            0
            -2.0            0
                            1
            -3.0            0
                            0
            -4.0            0
                            0
            -5.0            0
                            0
            -6.0            0



                 iShares S&P SmallCap 600/BARRA Value Index Fund
               Period Covered: July 1, 2001 through June 30, 2002


                                    [CHART]
             6.0            0
                            0
             5.0            0
                            0
             4.0            0
                            0
             3.0            0
                            0
             2.0            1
                            0
             1.0            0
                           11
             0.0          222
                           12
            -1.0            1
                            0
            -2.0            0
                            0
            -3.0            0
                            0
            -4.0            0
                            0
            -5.0            0
                            0
            -6.0            0



iShares Supplemental Information
                       iShares S&P Global 100 Index Fund
               Period Covered: July 1, 2001 through June 30, 2002

                                    [CHART]

             6.0            0
                            0
             5.0            0
                            0
             4.0            0
                            0
             3.0            1
                            0
             2.0            0
                            0
             1.0            2
                           26
             0.0          211
                            4
            -1.0            1
                            0
            -2.0            0
                            0
            -3.0            0
                            0
            -4.0            0
                            0
            -5.0            0
                            0
            -6.0            0



                   iShares S&P Global Energy Sector Index Fund
             Period Covered: November 16, 2001 through June 30, 2002

                                    [CHART]

             6.0            0
                            0
             5.0            0
                            0
             4.0            0
                            0
             3.0            0
                            0
             2.0            0
                            0
             1.0            0
                            2
             0.0          145
                            7
            -1.0            0
                            0
            -2.0            0
                            0
            -3.0            0
                            0
            -4.0            0
                            0
            -5.0            0
                            0
            -6.0            0




                                                                       i Shares
                 iShares S&P Global Financials Sector Index Fund
             Period Covered: November 16, 2001 through June 30, 2002

                                    [CHART]
             6.0            0
                            0
             5.0            0
                            0
             4.0            0
                            0
             3.0            0
                            0
             2.0            0
                            0
             1.0            0
                            0
             0.0          146
                            7
            -1.0            0
                            0
            -2.0            0
                            0
            -3.0            0
                            0
            -4.0            0
                            0
            -5.0            0
                            0
            -6.0            0




                 iShares S&P Global Healthcare Sector Index Fund
             Period Covered: November 21, 2001 through June 30, 2002

                                    [CHART]
             6.0            0
                            0
             5.0            0
                            0
             4.0            0
                            0
             3.0            0
                            0
             2.0            0
                            0
             1.0            0
                            1
             0.0          153
                            0
            -1.0            0
                            0
            -2.0            0
                            0
            -3.0            0
                            0
            -4.0            0
                            0
            -5.0            0
                            0
            -6.0            0



iShares Supplemental Information
                 iShares S&P Global Technology Sector Index Fund
             Period Covered: November 16, 2001 through June 30, 2002

                                    [CHART]
             6.0            0
                            0
             5.0            0
                            0
             4.0            0
                            0
             3.0            0
                            0
             2.0            0
                            0
             1.0            0
                            7
             0.0          112
                           22
            -1.0            2
                            0
            -2.0            0
                            0
            -3.0            0
                            1
            -4.0            1
                            3
            -5.0            1
                            1
            -6.0            0



             iShares S&P Global Telecommunications Sector Index Fund Period Covered: November 16, 2001 through June 30, 2002

                                    [CHART]
             6.0            0
                            1
             5.0            1
                            0
             4.0            3
                            1
             3.0            0
                            0
             2.0            0
                            0
             1.0            0
                            4
             0.0          116
                           22
            -1.0            0
                            1
            -2.0            0
                            0
            -3.0            0
                            0
            -4.0            0
                            0
            -5.0            0
                            0
            -6.0            0



                                                                       i Shares
                        iShares S&P Europe 350 Index Fund
               Period Covered: July 1, 2001 through June 30, 2002

                                    [CHART]

             6.0            0
                            0
             5.0            1
                            0
             4.0            0
                            1
             3.0            0
                            0
             2.0            1
                           12
             1.0           23
                           86
             0.0           97
                            3
            -1.0            3
                            0
            -2.0            0
                            1
            -3.0            0
                            0
            -4.0            0
                            0
            -5.0            0
                            0
            -6.0            0



                     iShares S&P Latin America 40 Index Fund
             Period Covered: October 26, 2001 through June 30, 2002

                                    [CHART]

             6.0            0
                            0
             5.0            0
                            0
             4.0            0
                            0
             3.0            0
                            0
             2.0            0
                            1
             1.0            0
                           17
             0.0          116
                           26
            -1.0            9
                            0
            -2.0            0
                            0
            -3.0            0
                            0
            -4.0            0
                            0
            -5.0            0
                            0
            -6.0            0



iShares Supplemental Information
                        iShares S&P/TOPIX 150 Index Fund
             Period Covered: October 26, 2001 through June 30, 2002

                                    [CHART]

             6.0            0
                            0
             5.0            0
                            0
             4.0            0
                            0
             3.0            0
                            1
             2.0            0
                            4
             1.0            8
                           20
             0.0           87
                           34
            -1.0           10
                            5
            -2.0            0
                            0
            -3.0            0
                            0
            -4.0            0
                            0
            -5.0            0
                            0
            -6.0            0



                         iShares Russell 3000 Index Fund
               Period Covered: July 1, 2001 through June 30, 2002

                                    [CHART]

             6.0            0
                            0
             5.0            0
                            0
             4.0            0
                            0
             3.0            0
                            0
             2.0            0
                            1
             1.0            0
                            1
             0.0          241
                            1
            -1.0            0
                            1
            -2.0            0
                            0
            -3.0            0
                            0
            -4.0            0
                            0
            -5.0            0
                            0
            -6.0            0



                                                                       i Shares
                     iShares Russell 3000 Growth Index Fund
               Period Covered: July 1, 2001 through June 30, 2002

                                     [CHART]
             6.0         0
                         0
             5.0         0
                         0
             4.0         0
                         0
             3.0         0
                         0
             2.0         0
                         1
             1.0         0
                         4
             0.0       234
                         5
            -1.0         0
                         0
            -2.0         0
                         1
            -3.0         0
                         0
            -4.0         0
                         0
            -5.0         0
                         0
            -6.0         0



                     iShares Russell 3000 Value Index Fund
               Period Covered: July 1, 2001 through June 30, 2002

                                    [CHART]
             6.0         0
                         0
             5.0         0
                         0
             4.0         0
                         0
             3.0         0
                         0
             2.0         0
                         1
             1.0         0
                         0
             0.0       240
                         2
            -1.0         2
                         0
            -2.0         0
                         0
            -3.0         0
                         0
            -4.0         0
                         0
            -5.0         0
                         0
            -6.0         0



iShares Supplemental Information
                        iShares Russell 2000 Index Fund
               Period Covered: July 1, 2001 through June 30, 2002

                                    [CHART]
             6.0         0
                         0
             5.0         0
                         0
             4.0         0
                         0
             3.0         0
                         0
             2.0         0
                         0
             1.0         1
                         8
             0.0       223
                        10
            -1.0         1
                         0
            -2.0         1
                         0
            -3.0         0
                         0
            -4.0         0
                         0
            -5.0         0
                         0
            -6.0         0



                     iShares Russell 2000 Growth Index Fund
               Period Covered: July 1, 2001 through June 30, 2002

                                    [CHART]
             6.0         0
                         0
             5.0         0
                         0
             4.0         0
                         0
             3.0         0
                         0
             2.0         0
                         1
             1.0         1
                        15
             0.0       211
                        15
            -1.0         2
                         0
            -2.0         0
                         1
            -3.0         0
                         0
            -4.0         0
                         0
            -5.0         0
                         0
            -6.0         0



                                                                       i Shares
                     iShares Russell 2000 Value Index Fund
               Period Covered: July 1, 2001 through June 30, 2002

                                    [CHART]
             6.0         0
                         0
             5.0         0
                         0
             4.0         0
                         0
             3.0         0
                         0
             2.0         0
                         1
             1.0         0
                         9
             0.0       228
                         7
            -1.0         1
                         1
            -2.0         0
                         0
            -3.0         0
                         0
            -4.0         0
                         0
            -5.0         0
                         0
            -6.0         0



                        iShares Russell 1000 Index Fund
               Period Covered: July 1, 2001 through June 30, 2002

                                    [CHART]
             6.0         0
                         0
             5.0         0
                         0
             4.0         0
                         0
             3.0         0
                         0
             2.0         0
                         1
             1.0         0
                         3
             0.0       241
                         1
            -1.0         0
                         1
            -2.0         0
                         0
            -3.0         0
                         0
            -4.0         0
                         0
            -5.0         0
                         0
            -6.0         0



iShares Supplemental Information
                     iShares Russell 1000 Growth Index Fund
               Period Covered: July 1, 2001 through June 30, 2002

                                    [CHART]
             6.0         0
                         0
             5.0         0
                         0
             4.0         0
                         0
             3.0         0
                         0
             2.0         0
                         1
             1.0         0
                         7
             0.0       233
                         5
            -1.0         0
                         0
            -2.0         0
                         1
            -3.0         0
                         0
            -4.0         0
                         0
            -5.0         0
                         0
            -6.0         0



                     iShares Russell 1000 Value Index Fund
               Period Covered: July 1, 2001 through June 30, 2002

                                    [CHART]
             6.0         0
                         0
             5.0         0
                         0
             4.0         0
                         0
             3.0         0
                         0
             2.0         0
                         1
             1.0         0
                         3
             0.0       241
                         1
            -1.0         1
                         0
            -2.0         0
                         0
            -3.0         0
                         0
            -4.0         0
                         0
            -5.0         0
                         0
            -6.0         0



                                                                       i Shares
                       iShares Russell Midcap Index Fund
              Period Covered: July 20, 2001 through June 30, 2002

                                    [CHART]
             6.0         0
                         0
             5.0         0
                         0
             4.0         0
                         0
             3.0         0
                         0
             2.0         0
                         1
             1.0         0
                         2
             0.0       227
                         2
            -1.0         0
                         1
            -2.0         0
                         0
            -3.0         0
                         0
            -4.0         0
                         0
            -5.0         0
                         0
            -6.0         0



                      iShares Russell Midcap Growth Index Fund
                Period Covered: July 20, 2001 through June 30, 2002

                                    [CHART]
             6.0            0
                            0
             5.0            0
                            0
             4.0            0
                            0
             3.0            0
                            0
             2.0            1
                            0
             1.0            0
                            9
             0.0          218
                            6
            -1.0            0
                            0
            -2.0            0
                            0
            -3.0            0
                            0
            -4.0            0
                            0
            -5.0            0
                            0
            -6.0            0



iShares Supplemental Information
                     iShares Russell Midcap Value Index Fund
                 Period Covered: July 20, 2001 through June 30, 2002

                                    [CHART]
             6.0            0
                            0
             5.0            0
                            0
             4.0            0
                            0
             3.0            0
                            0
             2.0            0
                            1
             1.0            0
                            1
             0.0          230
                            1
            -1.0            1
                            0
            -2.0            0
                            0
            -3.0            0
                            0
            -4.0            0
                            0
            -5.0            0
                            0
            -6.0            0




                                                                       i Shares

II.  Total Return Information (Unaudited)

The tables on the following pages present information about the total return of each Fund's Underlying Index and the total return of each Fund. The information presented for each Fund is for its fiscal year ended March 31, 2002.

Total returns represent the change in value of each Fund during the periods noted in each table. Market return is based on the market price per share of each Fund, and NAV return is based on the NAV per share of each Fund. For a discussion of some of the reasons why NAV per share and market price per share may differ, see "Premium/Discount Information" on page 125. The Market and NAV returns do not include brokers' commissions. If brokerage commissions were included, market returns would be lower. A Fund's past performance is no guarantee of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Underlying Indices are statistical composites that track specified financial markets or sectors. Unlike the Funds, the indices do not actually hold a portfolio of securities and therefore do not incur the management fees or other expenses incurred by the Funds. These fees and expenses negatively impact the performance of the Funds.

                          iShares S&P 100 Index Fund
                           Performance as of 3/31/02

                              Average Annual Total Returns             Cumulative Total Returns
                   -------------------------------------------------- --------------------------
                     Year Ended 3/31/02      Inception to 3/31/02*      Inception to 3/31/02*
                   ----------------------- -------------------------- --------------------------
iShares Index Fund   NAV   Market   Index    NAV     Market   Index     NAV     Market   Index
------------------ ------- ------- ------- -------- -------- -------- -------- -------- --------
S&P 100            (1.23)% (0.25)% (1.03)% (14.42)% (13.51)% (14.25)% (20.06)% (18.71)% (19.86)%
------------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (10/23/00) for the NAV and Index returns and from the first day of trading (10/27/00) for the Market return.

                          iShares S&P 500 Index Funds
                           Performance as of 3/31/02

                                Average Annual Total Returns             Cumulative Total Returns
                     -------------------------------------------------- --------------------------
                       Year Ended 3/31/02      Inception to 3/31/02*      Inception to 3/31/02*
                     ----------------------- -------------------------- --------------------------
iShares Index Fund     NAV   Market   Index    NAV     Market   Index     NAV     Market   Index
------------------   ------- ------- ------- -------- -------- -------- -------- -------- --------
S&P 500                0.13% (0.73)%   0.24% (10.73)%  (9.48)% (10.67)% (19.21)% (16.98)% (19.11)%
S&P 500/BARRA Growth   4.64%   5.08%   4.83% (15.89)% (15.22)% (15.76)% (27.35)% (26.31)% (27.31)%
S&P 500/BARRA Value  (4.48)% (4.37)% (4.29)%  (2.58)%  (1.69)%  (2.42)%  (4.74)%  (3.10)%  (4.45)%
--------------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (05/15/00, 05/22/00 and 05/22/00, respectively) for the NAV and Index returns and from the first day of trading (05/19/00, 05/26/00 and 05/26/00, respectively) for the Market return.

                      iShares S&P MidCap 400 Index Funds
                           Performance as of 3/31/02

                                    Average Annual Total Returns         Cumulative Total Returns
                            -------------------------------------------- -------------------------
                             Year Ended 3/31/02   Inception to 3/31/02*    Inception to 3/31/02*
                            -------------------- ----------------------- -------------------------
iShares Index Fund           NAV   Market Index    NAV   Market   Index    NAV    Market   Index
------------------          ------ ------ ------ ------- ------- ------- -------- ------- --------
S&P MidCap 400              18.75% 18.66% 18.89%   9.70%  10.47%   9.88%   18.79%  20.21%   19.14%
S&P MidCap 400/BARRA Growth 16.03% 16.20% 16.32% (7.96)% (4.60)% (7.69)% (13.07)% (7.59)% (12.57)%
S&P MidCap 400/BARRA Value  21.79% 21.62% 21.98%  21.92%  22.48%  22.28%   39.72%  40.50%   40.20%
--------------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (05/22/00, 07/24/00 and 07/24/00, respectively) for the NAV and Index returns and from the first day of trading (05/26/00, 07/28/00 and 07/28/00, respectively) for the Market return.

iShares Supplemental Information
                     iShares S&P SmallCap 600 Index Funds
                           Performance as of 3/31/02

                                     Average Annual Total Returns         Cumulative Total Returns
                              ------------------------------------------- ----------------------
                               Year Ended 3/31/02  Inception to 3/31/02*  Inception to 3/31/02*
                              -------------------- ---------------------- ----------------------
iShares Index Fund             NAV   Market Index    NAV   Market  Index    NAV     Market  Index
------------------            ------ ------ ------ ------- ------ ------- -------   ------ -------
S&P SmallCap 600              21.74% 21.32% 21.97%  14.16% 15.48%  14.35%  27.93%   30.50%  28.32%
S&P SmallCap 600/BARRA Growth 17.60% 17.95% 17.86% (2.03)%  2.25% (1.76)% (3.39)%    3.79% (2.94)%
S&P SmallCap 600/BARRA Value  25.29% 25.75% 25.86%  22.31% 23.78%  22.76%  40.48%   43.00%  41.13%
--------------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (05/22/00, 07/24/00 and 07/24/00, respectively) for the NAV and Index returns and from the first day of trading (05/26/00, 07/28/00 and 07/28/00, respectively) for the Market return.

                       iShares S&P Global 100 Index Fund
                           Performance as of 3/31/02

                              Average Annual Total Returns             Cumulative Total Returns
                   -------------------------------------------------- --------------------------
                     Year Ended 3/31/02      Inception to 3/31/02*      Inception to 3/31/02*
                   ----------------------- -------------------------- --------------------------
iShares Index Fund   NAV   Market   Index    NAV     Market   Index     NAV     Market   Index
------------------ ------- ------- ------- -------- -------- -------- -------- -------- --------
  S&P Global 100   (5.32)% (5.38)% (4.29)% (15.87)% (15.82)% (14.77)% (20.41)% (20.23)% (19.02)%
------------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (12/05/00) for the NAV and Index returns and from the first day of trading (12/08/00) for the Market return.

                  iShares S&P Global Energy Sector Index Fund
                           Performance as of 3/31/02
--------------------------------------------------------------------------------
                                 Total Returns
--------------------------------------------------------------------------------

                         Inception to 3/31/02*
                         --------------------
iShares Index Fund        NAV    Market Index
------------------       ------  ------ ------
S&P Global Energy Sector 10.10%  19.72% 10.09%
----------------------------------------------

* Since inception total return periods are calculated from inception date (11/12/01) for the NAV and Index returns and from the first day of trading (11/16/01) for the Market return.

                iShares S&P Global Financials Sector Index Fund
                           Performance as of 3/31/02
--------------------------------------------------------------------------------
                                 Total Returns
--------------------------------------------------------------------------------

                             Inception to 3/31/02*
                             ---------------------
iShares Index Fund            NAV   Market  Index
------------------           -----  ------  -----
S&P Global Financials Sector 4.64%  3.26%   5.05%
--------------------------------------------------

* Since inception total return periods are calculated from inception date (11/12/01) for the NAV and Index returns and from the first day of trading (11/16/01) for the Market return.

                                                                       i Shares
                iShares S&P Global Healthcare Sector Index Fund
                           Performance as of 3/31/02
--------------------------------------------------------------------------------
                                 Total Returns
--------------------------------------------------------------------------------

                              Inception to 3/31/02*
                             -----------------------
iShares Index Fund             NAV   Market   Index
------------------           ------- ------- -------
S&P Global Healthcare Sector (0.92)% (3.22)% (0.76)%
----------------------------------------------------

* Since inception total return periods are calculated from inception date (11/13/01) for the NAV and Index returns and from the first day of trading (11/21/01) for the Market return.

                iShares S&P Global Technology Sector Index Fund
                           Performance as of 3/31/02
--------------------------------------------------------------------------------
                                 Total Returns
--------------------------------------------------------------------------------

                              Inception to 3/31/02*
                             -----------------------
iShares Index Fund             NAV   Market   Index
------------------           ------- ------- -------
S&P Global Technology Sector (2.40)% (6.74)% (2.10)%
----------------------------------------------------

* Since inception total return periods are calculated from inception date (11/12/01) for the NAV and Index returns and from the first day of trading (11/16/01) for the Market return.

            iShares S&P Global Telecommunications Sector Index Fund
                           Performance as of 3/31/02
--------------------------------------------------------------------------------
                                 Total Returns
--------------------------------------------------------------------------------

                                       Inception to 3/31/02*
                                     --------------------------
iShares Index Fund                     NAV     Market   Index
------------------                   -------- -------- --------
S&P Global Telecommunications Sector (11.50)% (15.77)% (11.38)%
---------------------------------------------------------------

* Since inception total return periods are calculated from inception date (11/12/01) for the NAV and Index returns and from the first day of trading (11/16/01) for the Market return.

                       iShares S&P Europe 350 Index Fund
                           Performance as of 3/31/02

                              Average Annual Total Returns             Cumulative Total Returns
                   -------------------------------------------------- --------------------------
                     Year Ended 3/31/02      Inception to 3/31/02*      Inception to 3/31/02*
                   ----------------------- -------------------------- --------------------------
iShares Index Fund   NAV   Market   Index    NAV     Market   Index     NAV     Market   Index
------------------ ------- ------- ------- -------- -------- -------- -------- -------- --------
S&P Europe 350     (5.16)% (7.22)% (4.73)% (15.18)% (13.53)% (14.76)% (24.23)% (21.64)% (23.53)%
------------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (07/25/00) for the NAV and Index returns and from the first day of trading (07/28/00) for the Market return.


iShares Supplemental Information
                iShares S&P Latin America 40 Sector Index Fund
                           Performance as of 3/31/02
--------------------------------------------------------------------------------
                                 Total Returns
--------------------------------------------------------------------------------

                     Inception to 3/31/02*
                     --------------------
iShares Index Fund    NAV    Market Index
------------------   ------  ------ ------
S&P Latin America 40 27.16%  27.42% 27.68%
------------------------------------------

* Since inception total return periods are calculated from inception date (10/25/01) for the NAV and Index returns and from the first day of trading (10/26/01) for the Market return.

                       iShares S&P TOPIX 150 Index Fund
                           Performance as of 3/31/02
--------------------------------------------------------------------------------
                                 Total Returns
--------------------------------------------------------------------------------

                    Inception to 3/31/02*
                   -----------------------
iShares Index Fund   NAV   Market   Index
------------------ ------- ------- -------
S&P TOPIX 150      (4.91)% (4.84)% (4.77)%
------------------------------------------

* Since inception total return periods are calculated from inception date (10/23/01) for the NAV and Index returns and from the first day of trading (10/26/01) for the Market return.

                       iShares Russell 3000 Index Funds
                           Performance as of 3/31/02

                               Average Annual Total Returns             Cumulative Total Returns
                    -------------------------------------------------- --------------------------
                      Year Ended 3/31/02      Inception to 3/31/02*      Inception to 3/31/02*
                    ----------------------- -------------------------- --------------------------
iShares Index Fund    NAV   Market   Index    NAV     Market   Index     NAV     Market   Index
------------------  ------- ------- ------- -------- -------- -------- -------- -------- --------
Russell 3000          1.35%   1.57%   1.77%  (8.23)%  (7.80)%  (7.96)% (14.76)% (13.95)% (14.29)%
Russell 3000 Growth (1.95)% (0.15)% (1.47)% (27.42)% (24.60)% (27.34)% (41.77)% (37.72)% (41.53)%
Russell 3000 Value    5.34%   5.79%   5.67%    5.32%    6.27%    5.62%    9.13%   10.73%    9.61%
-------------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (05/22/00, 07/24/00 and 07/24/00, respectively) for the NAV and Index returns and from the first day of trading (05/26/00, 07/28/00 and 07/28/00, respectively) for the Market return.


                                                                       i Shares
                       iShares Russell 2000 Index Funds
                           Performance as of 3/31/02

                             Average Annual Total Returns            Cumulative Total Returns
                    ----------------------------------------------- --------------------------
                     Year Ended 3/31/02    Inception to 3/31/02*      Inception to 3/31/02*
                    -------------------- -------------------------- --------------------------
iShares Index Fund   NAV   Market Index    NAV     Market   Index     NAV     Market   Index
------------------  ------ ------ ------ -------- -------- -------- -------- -------- --------
Russell 2000        13.40% 12.90% 13.98%    4.80%    6.22%    5.33%    9.12%   11.81%   10.14%
Russell 2000 Growth  4.24%  3.32%  4.95% (19.13)% (15.73)% (18.85)% (30.12)% (24.95)% (29.59)%
Russell 2000 Value  23.05% 22.53% 23.74%   22.24%   22.55%   22.90%   40.33%   40.63%   41.41%
----------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (05/22/00, 07/24/00 and 07/24/00, respectively) for the NAV and Index returns and from the first day of trading (05/26/00, 07/28/00 and 07/28/00, respectively) for the Market return.

                       iShares Russell 1000 Index Funds
                           Performance as of 3/31/02

                               Average Annual Total Returns             Cumulative Total Returns
                    -------------------------------------------------- --------------------------
                      Year Ended 3/31/02      Inception to 3/31/02*      Inception to 3/31/02*
                    ----------------------- -------------------------- --------------------------
iShares Index Fund    NAV   Market   Index    NAV     Market   Index     NAV     Market   Index
------------------  ------- ------- ------- -------- -------- -------- -------- -------- --------
Russell 1000          0.68%   0.81%   0.87% (10.73)%  (9.37)% (10.58)% (19.21)% (16.80)% (18.96)%
Russell 1000 Growth (2.30)% (1.66)% (2.00)% (21.96)% (21.38)% (21.75)% (36.95)% (35.91)% (36.93)%
Russell 1000 Value    4.22%   4.64%   4.38%    2.92%    3.68%    3.08%    5.49%    6.91%    5.79%
-------------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (05/15/00, 05/22/00 and 05/22/00, respectively) for the NAV and Index returns and from the first day of trading (05/19/00, 05/26/00 and 05/26/00, respectively) for the Market return.

                      iShares Russell Midcap Index Funds
                           Performance as of 3/31/02
--------------------------------------------------------------------------------
                                 Total Returns
--------------------------------------------------------------------------------

                      Inception to 3/31/02*
                      ---------------------
iShares Index Fund      NAV   Market  Index
------------------    ------- ------- -----
Russell Midcap          3.08%   4.18% 3.18%
Russell Midcap Growth (3.75)% (2.51)% 3.19%
Russell Midcap Value    7.14%   7.99% 7.27%
-------------------------------------------

* Since inception total return periods are calculated from inception date (07/17/01, 07/17/01 and 07/17/01, respectively) for the NAV and Index returns and from the first day of trading (07/20/01, 07/20/01 and 07/20/01, respectively) for the Market return.


iShares Supplemental Information

Copies of the Prospectus can be found on our website at www.iShares.com. For more detailed information on the iShares Trust and iShares, you may request a copy of the Statement of Additional Information ("SAI").

The SAI provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about a Fund's investments is available in the iShares Trust's annual and semiannual reports to shareholders. In the iShares Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

If you have questions about the Funds or iShares or you wish to obtain the SAI, semiannual or annual report free of charge, please:

       Call: 1-800-iShares
             Monday through Friday
             8:00 a.m. to 8:00 p.m. (Eastern time)

      Write: iShares Trust
             c/o SEI Investments Distribution Co.
             1 Freedom Valley Drive
             Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about any Fund and its iShares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

                   Investment Company Act File No. 811-09729 iShares(R)

iShares Trust

The iShares Trust consists of over 50 separate investment portfolios called "Funds." Each Fund described herein seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular equity market index compiled by one of two "Index Providers": Dow Jones & Company and Cohen & Steers Capital Management, Inc. Barclays Global Fund Advisors is the advisor to each Fund.

iShares Trust is a registered investment company. The shares of iShares Trust Funds, called "iShares(R)," are listed and traded on national securities exchanges (each, a "Listing Exchange"). Market prices for iShares may be different from their net asset value ("NAV"). Each Fund has its own CUSIP number and exchange trading symbol.

Each Fund issues and redeems iShares at NAV only in large blocks of 50,000 iShares or multiples thereof ("Creation Units"). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units.

Except when aggregated in Creation Units, iShares are not redeemable securities.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                        Prospectus dated August 1, 2002
                          (as revised March 1, 2003)

     Table of Contents


Details on Investing    Overview......................................................  1
  in iShares            Introduction..................................................  1
                        Investment Objective..........................................  1
                        Principal Investment Strategies...............................  1
                        Replication...................................................  2
                        Representative Sampling.......................................  2
                        Correlation...................................................  2
                        Industry Concentration Policy.................................  2
Details on the Risks of Principal Risk Factors Common to All Funds....................  2
  Investing in iShares  Market Risk...................................................  2
                        Trading Risk..................................................  2
                        Asset Class Risk..............................................  3
                        Tracking Error Risk...........................................  3
                        Market Trading Risks..........................................  3
                        Passive Investments...........................................  3
                        Lack of Governmental Insurance or Guarantee...................  3
                        Concentration.................................................  4
                        Derivatives...................................................  4

Details on Each         Description of iShares Dow Jones U.S.
  iShares Fund             Index Funds................................................  5
                        iShares Dow Jones U.S. Total Market Index Fund................  6
                        iShares Dow Jones U.S. Basic Materials Sector Index Fund......  9
                        iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund.... 12
                        iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund 15
                        iShares Dow Jones U.S. Energy Sector Index Fund............... 18
                        iShares Dow Jones U.S. Financial Sector Index Fund............ 21
                        iShares Dow Jones U.S. Healthcare Sector Index Fund........... 24
                        iShares Dow Jones U.S. Industrial Sector Index Fund........... 27
                        iShares Dow Jones U.S. Technology Sector Index Fund........... 30
                        iShares Dow Jones U.S. Telecommunications Sector Index Fund... 33
                        iShares Dow Jones U.S. Utilities Sector Index Fund............ 36
                        iShares Dow Jones U.S. Financial Services Index Fund.......... 39
                        iShares Dow Jones U.S. Real Estate Index Fund................. 42

                        Description of iShares Cohen & Steers
                           Index Fund................................................. 45
                        iShares Cohen & Steers Realty Majors Index Fund............... 46

Details on Management   Management.................................................... 48
  and Operations        Investment Advisor............................................ 48
                        Administrator, Custodian and Transfer Agent................... 48


                                                                         page i

Details on Buying and Shareholder Information................. 49
  Selling iShares     Buying and Selling iShares.............. 49
                      Book Entry.............................. 49
                      iShare Prices........................... 49
                      Determining NAV......................... 50
                      Dividends and Distributions............. 50
                      Taxes................................... 50
                      Taxes on Distributions.................. 50
                      Taxes when iShares are Sold............. 50
                      Creations and Redemptions............... 50
                      iShares Transaction Fees................ 52
                      Possible Claim.......................... 52

                      Distribution............................ 53

                      Financial Highlights.................... 53

                      Index Providers......................... 60

                      Disclaimers............................. 60

                      Supplemental Information................ 62
                      Premium/Discount Information (Unaudited) 62
                      Total Return Information................ 69

                                                                       i Shares

  page ii

Overview

Introduction

This Prospectus provides the information you need to make an informed decision about investing in iShares. It contains important facts about the iShares Trust as a whole and each Fund in particular.

An index is a group of securities that an Index Provider selects as representative of a market, market segment or specific industry sector. The Index Provider determines the relative weightings of the securities in the index and publishes information regarding the market value of the index.

Each Fund is an "index fund" which seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index (its "Underlying Index") developed by one of the following Index Providers:

      Dow Jones & Company publishes The Wall Street Journal and its international and interactive editions, Barron's and SmartMoney magazines and other periodicals, the Dow Jones Newswires, dowjones.com, and the Ottaway group of community newspapers.

      Cohen & Steers provides financial, economic and investment information and analytical services to the financial community.

Barclays Global Fund Advisors ("BGFA"), the advisor to each Fund, is a subsidiary of Barclays Global Investors, N.A. ("BGI"). BGFA and its affiliates are not affiliated with either of the Index Providers.

The Principal Investment Strategies and the Principal Risk Factors Common to All Funds sections discuss the principal strategies and risks applicable to the Funds, while the Description of iShares Funds sections provide important information about each Fund, including a brief description of its Underlying Index and principal risks specific to that Fund.

Investment Objective

Each Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of its Underlying Index.

Principal Investment Strategies

BGFA uses a "passive" or indexing approach to try to achieve each Fund's investment objective. Unlike many investment companies, the Funds do not try to "beat" the markets they track and do not seek temporary defensive positions when markets decline or appear overvalued. BGFA does not make any judgments about the investment merit of a particular security, nor does it attempt to apply any economic, financial or market analysis.

Indexing may eliminate some of the risks of active management, such as poor stock selection. Indexing may also help increase after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

Each Fund will invest at least 90% of its assets in the securities of its Underlying Index or in American Depository Receipts ("ADRs") based on securities in the Underlying Index. A Fund may hold up to 10% of its assets in securities not included in its Underlying Index. For example, BGFA may invest in securities not included in the relevant Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in the relevant Underlying Index (such as reconstitutions, additions and deletions). A Fund may also invest its other assets in futures contracts, options on futures contracts, options, and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA.

iShares Overview

BGFA uses two basic indexing strategies -- Replication and Representative Sampling -- as described below. The Description of iShares Funds sections indicate the strategy of each Fund.

Replication

"Replication" is investing in substantially all of the securities in the relevant Underlying Index in approximately the same proportions as in the Underlying Index.

Representative Sampling

"Representative Sampling" is investing in a representative sample of securities in the Underlying Index, which have a similar investment profile as the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use Representative Sampling generally do not hold all of the securities that are included in the relevant Underlying Index.

Correlation

An index is a theoretical financial calculation while a Fund is an actual investment portfolio. The performance of a Fund and its Underlying Index will vary somewhat due to transaction costs, market impact, corporate actions (such as mergers and spin-offs) and timing variances.

BGFA expects that, over time, the correlation between each Fund's performance and that of its Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. Any correlation of less than 100% is called "tracking error." A Fund using Representative Sampling can be expected to have a greater tracking error than a Fund using Replication.

Industry Concentration Policy

No Fund will concentrate its investments (i.e., hold 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Principal Risk Factors Common to all Funds

Each Fund is subject to the principal risks described below. Additional principal risks associated with a Fund are discussed under the description of such Fund. Some or all of these risks may adversely affect a Fund's NAV, trading price, yield, total return and/or its ability to meet its objectives.

Market Risk

Each Fund's NAV will react to securities markets movements. You could lose money over short periods due to fluctuation in a Fund's NAV in response to market movements, and over longer periods during market downturns.

Trading Risk

While the creation/redemption feature of iShares is designed to make it likely that iShares will trade close to their NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from net asset value.


                                                                       i Shares

Asset Class Risk

The returns from the types of securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of out-performance and underperformance in comparison to the general securities markets.

Tracking Error Risk

Factors such as the fees and expenses of a Fund, imperfect correlation between a Fund's securities and those in its Underlying Index, rounding of prices, changes to the Underlying Indices and regulatory policies may affect BGFA's ability to achieve close correlation with the Underlying Index of each Fund. Each Fund's returns may therefore deviate from those of its Underlying Index.

Market Trading Risks

Absence of Prior Active Market

      Although the iShares are listed for trading on the American Stock Exchange LLC ("AMEX") and are listed and traded on other U.S. and foreign exchanges, there can be no assurance that an active trading market for iShares will develop or be maintained.

Lack of Market Liquidity

      Trading in iShares may be halted because of market conditions or for reasons that, in the view of the Listing Exchange, make trading in iShares inadvisable. In addition, trading in iShares is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of the iShares of any Fund will continue to be met or will remain unchanged.

iShares May Trade at Prices Other than NAV

      iShares may trade at, above or below their NAV. The NAV of iShares will fluctuate with changes in the market value of a Fund's holdings. The trading prices of iShares will fluctuate in accordance with changes in their NAVs as well as market supply and demand. However, given that iShares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAVs of iShares should not be sustained.

Additional principal risks associated with investing in iShares of a particular Fund are discussed in the Description of iShares Funds sections.

Passive Investments

The Funds are not actively managed. Each Fund may be affected by a general decline in the U.S. or foreign market segments relating to its Underlying Index. Each Fund invests in the securities included in its Underlying Index regardless of their investment merit. BGFA does not attempt to individually select securities or to take defensive positions in declining markets.

Lack of Governmental Insurance or Guarantee

An investment in the Funds is not a bank deposit nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

iShares Overview

Concentration

If the Underlying Index of a Fund concentrates in a particular industry, group of industries or sector, that Fund may be adversely affected by the performance of those securities and be subject to price volatility. In addition, a Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence.

Derivatives

A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Each Fund may invest in stock index future contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.


                                                                       i Shares

Description of iShares Dow Jones U.S. Index Funds

iShares Dow Jones U.S. Index Funds

..  iShares Dow Jones U.S. Total Market Index Fund

..  iShares Dow Jones U.S. Basic Materials Sector Index Fund

..  iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund

..  iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund

..  iShares Dow Jones U.S. Energy Sector Index Fund

..  iShares Dow Jones U.S. Financial Sector Index Fund

..  iShares Dow Jones U.S. Healthcare Sector Index Fund

..  iShares Dow Jones U.S. Industrial Sector Index Fund

..  iShares Dow Jones U.S. Technology Sector Index Fund

..  iShares Dow Jones U.S. Telecommunications Sector Index Fund

..  iShares Dow Jones U.S. Utilities Sector Index Fund

..  iShares Dow Jones U.S. Financial Services Index Fund

..  iShares Dow Jones U.S. Real Estate Index Fund


Dow Jones, Dow Jones U.S. Total Market Index, Dow Jones U.S. Basic Materials Sector Index, Dow Jones U.S. Consumer Cyclical Sector Index, Dow Jones U.S. Consumer Non-Cyclical Sector Index, Dow Jones U.S. Energy Sector Index, Dow Jones U.S. Financial Sector Index, Dow Jones U.S. Healthcare Sector Index, Dow Jones U.S. Industrial Sector Index, Dow Jones U.S. Technology Sector Index, Dow Jones U.S. Telecommunications Sector Index, Dow Jones U.S. Utilities Sector Index, Dow Jones U.S. Financial Services Index and Dow Jones U.S. Real Estate Index are servicemarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by BGI. The Funds that are based on Dow Jones indices are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representations regarding the advisability of investing in iShares.

iShares Dow Jones U.S. Index Funds
iShares Dow Jones U.S. Total Market Index Fund

Cusip: 464287846
AMEX Trading Symbol: IYY
Underlying Index: Dow Jones U.S. Total Market Index

Investment Objective

The iShares Dow Jones U.S. Total Market Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Total Market Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the U.S. equity broad market. The Fund uses a Replication strategy to try to track the Index. The Index is comprised of all of the companies in the Dow Jones Large-Cap Index, Dow Jones Mid-Cap Index and Dow Jones Small-Cap Index. The Index is structured to represent approximately 95% of the market capitalization of all listed U.S. equity securities.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

                                                                       i Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                        [CHART]
  2001/1/  -12.14

--------
1 The Fund's total return for the six months ended June 30, 2002 was -13.25%. The best calendar quarter return during the period shown above was 11.84% in the 4th quarter of 2001; the worst was -15.75% in the 3rd quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                     -12.14%    -12.88%
     Return After Taxes on Distributions/2/                                  -12.50%    -13.20%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           -7.39%    -10.37%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -11.95%    -12.75%

--------
1  Inception date: 6/12/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

iShares Dow Jones U.S. Total Market Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.20%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.20%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $20     $64    $113     $255

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $8,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $2,498,000. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $8,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,498,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $13,100 if the Creation Unit is redeemed after one year, $24,045 if the Creation Unit is redeemed after three years, $36,066 if the Creation Unit is redeemed after five years, and $71,546 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

                                                                       i Shares
iShares Dow Jones U.S. Basic Materials Sector Index Fund

Cusip: 464287838
AMEX Trading Symbol: IYM
Underlying Index: Dow Jones U.S. Basic Materials Sector Index

Investment Objective

The iShares Dow Jones U.S. Basic Materials Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Basic Materials Sector Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the basic materials economic sector of the U.S. equity market. The Fund uses a Representative Sampling strategy to try to track the Index. Component companies are involved in the production of aluminum, chemicals, commodities, chemicals specialty products, forest products, non-ferrous mining products, paper products, precious metals and steel.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of May 31, 2002, the Index was concentrated in chemicals, which comprised 55.17% of its market capitalization (based on the composition of the Index).

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. Companies in this sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition.

.. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns.

.. Companies in this sector are at risk for environmental damage and product liability claims.

.. Companies in this sector may be adversely affected by depletion of resources, technical progress, labor relations, and government regulations.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

iShares Dow Jones U.S. Basic Materials Sector Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
  2001/1/  1.08

--------
1 The Fund's total return for the six months ended June 30, 2002 was 7.57%. The best calendar quarter return during the period shown above was 12.79% in the 4th quarter of 4th; the worst was -12.34% in the 3rd quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                      1.08%      6.04%
     Return After Taxes on Distributions/2/                                   0.43%      5.24%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           0.64%      4.43%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)  1.63%      6.53%

--------
1  Inception date: 6/12/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.60%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.60%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $61    $192    $335     $750

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $2,083,500. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,083,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $13,273 if the Creation Unit is redeemed after one year, $40,530 if the Creation Unit is redeemed after three years, $70,238 if the Creation Unit is redeemed after five years, and $156,728 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

iShares Dow Jones U.S. Basic Materials Sector Index Fund iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund

Cusip: 464287580
AMEX Trading Symbol: IYC
Underlying Index: Dow Jones U.S. Consumer Cyclical Sector Index

Investment Objective

The iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Consumer Cyclical Sector Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the consumer cyclical economic sector of the U.S. equity market. The Fund uses a Representative Sampling strategy to try to track the Index. Component companies include airlines, auto manufacturers, tire and rubber manufacturers, auto parts suppliers, casinos, toy manufacturers, restaurant chains, home construction companies, lodging chains, broadline retailers, specialty retailers, footwear and clothing/fabric manufacturers, and media companies, such as advertising companies, entertainment and leisure companies, consumer electronics companies, broadcasters and publishers.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. The success of consumer product manufacturers and retailers is tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence.

.. The success of companies in this sector depends heavily on disposable household income and consumer spending.

..  Companies in this sector are subject to severe competition.

.. Changes in demographics and consumer tastes can affect the success of consumer products.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

                                                                       i Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001/1/    0.34

--------
1 The Fund's total return for the six months ended June 30, 2002 was -10.09%. The best calendar quarter return during the period shown above was 17.87% in the 4th quarter of 2001; the worst was -22.15% in the 3rd quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                      0.34%     -4.13%
     Return After Taxes on Distributions/2/                                   0.29%     -4.28%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           0.20%     -3.37%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)  0.90%     -3.67%

--------
1  Inception date: 6/12/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.60%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.60%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $61    $192    $335     $750

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $2,740,000. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $1,500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,740,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $18,292 if the Creation Unit is redeemed after one year, $54,127 if the Creation Unit is redeemed after three years, $93,183, if the Creation Unit is redeemed after five years, and $206,892 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


                                                                       i Shares
iShares Dow Jones U.S. Consumer
Non-Cyclical Sector Index Fund

Cusip: 464287812
AMEX Trading Symbol: IYK
Underlying Index: Dow Jones U.S. Consumer Non-Cyclical Sector Index

Investment Objective

The iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Non-Cyclical Sector Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the consumer non-cyclical economic sector of the U.S. equity market. The Fund uses a Representative Sampling strategy to try to track the Index. Component companies include distillers and brewers, producers of soft drinks, consumer service companies, durable and non-durable household product manufacturers, cosmetics companies, food retailers, other food companies, tobacco and agricultural companies.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the extent the Index is so concentrated. As of May 31, 2002, the Index was concentrated in food and beverage, and household products, which comprised 42.94% and 19.95%, respectively, of its market capitalization (based on the composition of the Index).

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. Governmental regulation affecting the permissibility of using various food additives and production methods could affect the profitability of companies in this sector.

..  Tobacco companies may be adversely affected by new laws and/or by litigation.

.. The success of food, soft drink and fashion related products might be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

.. The products of internet-related and software companies may face product obsolescence due to rapid technological developments and frequent new product introduction.

.. Software and computer companies are heavily dependent on patents and intellectual property rights. The loss or impairment of such rights may adversely affect the profitability of these companies.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001/1/    2.21

--------
1 The Fund's total return for the six months ended June 30, 2002 was 4.56%. The best calendar quarter return during the period shown above was 8.67% in the 1st quarter of 2002; the worst was -5.62% in the 1st quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                      2.21%      5.48%
     Return After Taxes on Distributions/2/                                   1.72%      5.00%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           1.34%      4.15%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)  3.14%      6.37%

--------
1  Inception date: 6/12/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.60%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.60%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $61    $192    $335     $750

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $2,416,500. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,416,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $15,315 if the Creation Unit is redeemed after one year, $46,929 if the Creation Unit is redeemed after three years, $81,386 if the Creation Unit is redeemed after five years, and $181,704 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund iShares Dow Jones U.S. Energy Sector Index Fund

Cusip: 464287796
AMEX Trading Symbol: IYE
Underlying Index: Dow Jones U.S. Energy Sector Index

Investment Objective

The iShares Dow Jones U.S. Energy Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Energy Sector Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the energy sector of the U.S. equity market. The Fund uses a Representative Sampling strategy to try to track the Index. Component companies include oil equipment and services, oil-major, oil-secondary and pipelines.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of May 31, 2002, the Index was concentrated in oil and gas, which comprised 99.67% of its market capitalization (based on the composition of the Index).

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. The profitability of companies in this sector is related to worldwide energy prices and exploration, and production spending.

.. Companies in this sector could be adversely affected by changes in exchange rates.

.. Companies in this sector are affected by government regulation, world events and economic conditions.

..  Companies in this sector are at risk for environmental damage claims.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

                                                                       i Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001/1/    -11.83

--------
1 The Fund's total return for the six months ended June 30, 2002 was -2.65%. The best calendar quarter return during the period shown above was 9.24% in the 4th quarter of 2001; the worst was -13.15% in the 3rd quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                     -11.83%    -3.03%
     Return After Taxes on Distributions/2/                                  -12.27%    -3.47%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           -7.20%    -2.63%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -11.66%    -2.76%

--------
1  Inception date: 6/12/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

iShares Dow Jones U.S. Energy Sector Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.60%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.60%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $61    $192    $335     $750

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $2,374,500. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,374,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $15,057 if the Creation Unit is redeemed after one year, $46,122 if the Creation Unit is redeemed after three years, $79,980 if the Creation Unit is redeemed after five years, and $178,554 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


                                                                       i Shares
iShares Dow Jones U.S. Financial Sector Index Fund

Cusip: 464287788
AMEX Trading Symbol: IYF
Underlying Index: Dow Jones U.S. Financial Sector Index

Investment Objective

The iShares Dow Jones U.S. Financial Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Financial Sector Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the financial economic sector of the U.S. equity market. The Fund uses a Representative Sampling strategy to try to track the Index. Component companies include major banks, regional banks, diversified financial companies, insurance companies, real estate companies, savings and loan associations, and securities brokers.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of May 31, 2002, the Index was concentrated in banks and financial services, which comprised 39.86% and 39.80%, respectively, of its market capitalization (based on the composition of the Index).

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. Companies in this sector are subject to extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain.

.. The profitability of companies in this sector is adversely affected by increases in interest rates.

.. The profitability of companies in this sector is adversely affected by loans losses, which usually increase in economic downturns.

..  Insurance companies may be subject to severe price competition.

.. Newly enacted laws are expected to result in increased inter-industry consolidation and competition in this sector.


.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

iShares Dow Jones U.S. Financial Sector Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001/1/    -7.07

--------
1 The Fund's total return for the six months ended June 30, 2002 was -2.75%. The best calendar quarter return during the period shown above was 8.05% in the 2nd quarter of 2001; the worst was -12.05% in the 3rd quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                      -7.07%     9.16%
     Return After Taxes on Distributions/2/                                   -7.56%     8.21%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           -4.32%     6.89%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)  -6.38%     9.88%

--------
1  Inception date: 5/22/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.60%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.60%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $61    $192    $335     $750

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $4,054,500. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $1,500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $4,054,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $26,353 if the Creation Unit is redeemed after one year, $79,388 if the Creation Unit is redeemed after three years, $137,192 if the Creation Unit is redeemed after five years, and $305,482 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


iShares Dow Jones U.S. Financial Sector Index Fund iShares Dow Jones U.S. Healthcare Sector Index Fund

Cusip: 464287762
AMEX Trading Symbol: IYH
Underlying Index: Dow Jones U.S. Healthcare Sector Index

Investment Objective

The iShares Dow Jones U.S. Healthcare Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Healthcare Sector Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the healthcare sector of the U.S. equity market. The Fund uses a Representative Sampling strategy to try to track the Index. Component companies include health care providers, biotechnology companies and manufacturers of medical supplies, advanced medical devices and pharmaceuticals.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of May 31, 2002, the Index was concentrated in pharmaceuticals and biotechnology, which comprised 70.22% of its market capitalization (based on the composition of the Index).

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

..  Many companies in this sector are heavily dependent on patent protection.
   The expiration of patents may adversely affect the profitability of these companies.

.. Companies in this sector are subject to extensive litigation based on product liability and similar claims.

.. Companies in this sector are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting.

.. Many new products in this sector are subject to the approval of the Food and Drug Administration. The process of obtaining such approval is long and costly.

..  Companies in this sector may be thinly capitalized.

..  Companies in this sector may be susceptible to product obsolescence.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

                                                                       i Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001/1/    -13.34

--------
1 The Fund's total return for the six months ended June 30, 2002 was -18.20%. The best calendar quarter return during the period shown above was 2.69% in the 4th quarter of 2001; the worst was -16.96% in the 1st quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                     -13.34%     3.00%
     Return After Taxes on Distributions/2/                                  -13.48%     2.84%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           -8.13%     2.33%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -12.84%     3.76%

--------
1  Inception date: 6/12/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

iShares Dow Jones U.S. Healthcare Sector Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.60%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.60%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $61    $192    $335     $750

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $750 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $2,785,500. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $750 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,785,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $17,826 if the Creation Unit is redeemed after one year, $54,265 if the Creation Unit is redeemed after three years, $93,982 if the Creation Unit is redeemed after five years, and $209,611 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


                                                                       i Shares
iShares Dow Jones U.S. Industrial Sector Index Fund

Cusip: 464287754
AMEX Trading Symbol: IYJ
Underlying Index: Dow Jones U.S. Industrial Sector Index

Investment Objective

The iShares Dow Jones U.S. Industrial Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Industrial Sector Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the industrial sector of the U.S. equity market. The Fund uses a Representative Sampling strategy to try to track the Index. Component companies include aerospace and defense companies, advanced industrial companies, equipment manufacturers, air freight companies, building materials manufacturers, packaging companies, manufacturers of electrical components and equipment, heavy construction companies, manufacturers of heavy machinery, industrial services companies, industrial companies, marine transportation companies, railroads, shipbuilders, and trucking companies.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of May 31, 2002, the Index was concentrated in industrial diversified, which comprised 43.50% of its market capitalization (based on the composition of the Index).

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. The stock prices of companies in this sector are affected by supply and demand both for their specific product or service and for industrial sector products in general.

.. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction.

.. Government regulation, world events and economic conditions affect the performance of companies in this sector.

.. Companies in this sector are at risk for environmental damage and product liability claims.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

iShares Dow Jones U.S. Industrial Sector Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001/1/    -10.43

--------
1 The Fund's total return for the six months ended June 30, 2002 was -14.57%. The best calendar quarter return during the period shown above was 18.43% in the 4th quarter of 2001; the worst was -18.73% in the 3rd quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                     -10.43%    -8.26%
     Return After Taxes on Distributions/2/                                  -10.66%    -8.53%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           -6.36%    -6.71%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -10.16%    -9.37%

--------
1  Inception date: 6/12/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.60%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.60%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $61    $192    $335     $750

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $2,289,000. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $1,500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,289,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $15,527 if the Creation Unit is redeemed after one year, $45,460 if the Creation Unit is redeemed after three years, $78,084 if the Creation Unit is redeemed after five years, and $173,066 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


iShares Dow Jones U.S. Industrial Sector Index Fund iShares Dow Jones U.S. Technology Sector Index Fund

Cusip: 464287721
AMEX Trading Symbol: IYW
Underlying Index: Dow Jones U.S. Technology Sector Index

Investment Objective

The iShares Dow Jones U.S. Technology Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, the Dow Jones U.S. Technology Sector Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the technology sector of the U.S. equity market. The Fund uses a Representative Sampling strategy to try to track the Index. Component companies include those involved in the development and production of technology products, including computer hardware and software, telecommunications equipment, microcomputer components, integrated computer circuits and office equipment utilizing technology.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of May 31, 2002, the Index was concentrated in software and hardware/equipment, which comprised 26.64% and 23.38%, respectively, of its market capitalization (based on the composition of the Index).

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. Technology companies face intense competition, both domestically and internationally.

.. Technology companies may have limited product lines, markets, financial resources or personnel.

.. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction.

.. Technology companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

.. Companies in this sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

                                                                       i Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001/1/    -28.73

--------
1 The Fund's total return for the six months ended June 30, 2002 was -32.23%. The best calendar quarter return during the period shown above was 36.98% in the 4th quarter of 2001; the worst was -36.47% in the 3rd quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                     -28.73%    -38.18%
     Return After Taxes on Distributions/2/                                  -28.73%    -38.18%
     Return After Taxes on Distributions and Sale of Fund Shares/2/          -17.49%    -29.52%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -28.34%    -37.83%

--------
1  Inception date: 5/15/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

iShares Dow Jones U.S. Technology Sector Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.60%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.60%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $61    $192    $335     $750

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,250 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $2,076,500. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $1,250 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,076,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $13,975 if the Creation Unit is redeemed after one year, $41,131 if the Creation Unit is redeemed after three years, $70,728 if the Creation Unit is redeemed after five years, and $156,897 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


                                                                       i Shares
iShares Dow Jones U.S. Telecommunications Sector Index Fund

Cusip: 464287713
AMEX Trading Symbol: IYZ
Underlying Index: Dow Jones U.S. Telecommunications Sector Index

Investment Objective

The iShares Dow Jones U.S. Telecommunications Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Telecommunications Sector Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the telecommunications sector of the U.S. equity market. The Fund uses a Representative Sampling strategy to try to track the Index. Component companies include fixed line communications and wireless communications companies.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of May 31, 2002, the Index was concentrated in fixed line communications, which comprised 91.09% of its market capitalization (based on the composition of the Index).

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. The domestic telecommunications market is characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities.

.. Companies in this sector need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology.

.. Technological innovations may make the products and services of telecommunications companies obsolete.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

iShares Dow Jones U.S. Telecommunications Sector Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001/1/    -18.66

--------
1 The Fund's total return for the six months ended June 30, 2002 was -38.98%. The best calendar quarter return during the period shown above was -1.33% in the 2nd quarter of 2001; the worst was -27.17% in the 2nd quarter of 2002.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                     -18.66%    -29.66%
     Return After Taxes on Distributions/2/                                  -18.88%    -30.12%
     Return After Taxes on Distributions and Sale of Fund Shares/2/          -11.35%    -23.36%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -12.77%    -23.40%

--------
1  Inception date: 5/22/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.60%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.60%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $61    $192    $335     $750

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $250 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $1,120,500. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $250 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $1,120,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $7,119 if the Creation Unit is redeemed after one year, $21,778 if the Creation Unit is redeemed after three years, $37,755 if the Creation Unit is redeemed after five years, and $84,271 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


iShares Dow Jones U.S. Telecommunications Sector Index Fund iShares Dow Jones U.S. Utilities Sector Index Fund

Cusip: 464287697
AMEX Trading Symbol: IDU
Underlying Index: Dow Jones U.S. Utilities Sector Index

Investment Objective

The iShares Dow Jones U.S. Utilities Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Utilities Sector Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the utilities sector of the U.S. equity market. The Fund uses a Representative Sampling strategy to try to track the Index. Component companies include electric utilities, gas utilities and water utilities.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of May 31, 2002, the Index was concentrated in electric, which comprised 93.54% of its market capitalization (based on the composition of the Index).

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. The rates of regulated utility companies are subject to review and limitation by governmental regulatory commissions.

.. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates.

.. As deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities may engage in riskier ventures where they have no experience.

.. Deregulation is subjecting utility companies to greater competition and may adversely affect profitability.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

                                                                       i Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001/1/    -26.42

--------
1 The Fund's total return for the six months ended June 30, 2002 was -6.12%. The best calendar quarter return during the period shown above was 4.54% in the 1st quarter of 2002; the worst was -15.63% in the 3rd quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                     -26.42%    -3.16%
     Return After Taxes on Distributions/2/                                  -27.23%    -4.21%
     Return After Taxes on Distributions and Sale of Fund Shares/2/          -16.03%    -2.95%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -26.18%    -2.80%

--------
1  Inception date: 6/12/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

iShares Dow Jones U.S. Utilities Sector Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.60%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.60%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $61    $192    $335     $750

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $3,117,000. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $3,117,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $19,610 if the Creation Unit is redeemed after one year, $60,391 if the Creation Unit is redeemed after three years, $104,839 if the Creation Unit is redeemed after five years, and $234,243 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


                                                                       i Shares
iShares Dow Jones U.S. Financial Services
Index Fund

Cusip: 464287770
AMEX Trading Symbol: IYG
Underlying Index: Dow Jones U.S. Financial Services Index

Investment Objective

The iShares Dow Jones U.S. Financial Services Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Financial Services Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the financial services industry segment of the U.S. equity market. It is a subset of the Dow Jones U.S. Financial Index. The Fund uses a Representative Sampling strategy to try to track the Index. Component companies include banks, savings and loan associations, specialty financial firms, and other financial services firms.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of May 31, 2002, the Index was concentrated in banks, diversified financial and investment services, which comprised 53.95%, 34.72% and 11.34%, respectively,] of its market capitalization (based on the composition of the Index).

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. Companies in this segment are subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain.

.. The profitability of companies in this segment is adversely affected by increases in interest rates.

.. The profitability of companies in this segment is adversely affected by loan losses, which usually increase in economic downturns.

.. Newly enacted laws are expected to result in increased inter-industry consolidation and competition in the financial sector.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

iShares Dow Jones U.S. Financial Services Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001/1/   -6.39

--------
1 The Fund's total return for the six months ended June 30, 2002 was -3.30%. The best calendar quarter return during the period shown above was 9.26% in the 4th quarter of 2001; the worst was -13.46% in the 3rd quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                      -6.39%     5.68%
     Return After Taxes on Distributions/2/                                   -6.85%     5.03%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           -3.90%     4.23%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)  -5.76%     6.37%

--------
1  Inception date: 6/12/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.60%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.60%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $61    $192    $335     $750

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $4,643,500. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $1,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $4,643,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $29,468 if the Creation Unit is redeemed after one year, $90,216 if the Creation Unit is redeemed after three years, $156,428 if the Creation Unit is redeemed after five years, and $349,195 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


iShares Dow Jones U.S. Financial Services Index Fund iShares Dow Jones U.S. Real Estate
Index Fund

Cusip: 464287739
AMEX Trading Symbol: IYR
Underlying Index: Dow Jones U.S. Real Estate Index

Investment Objective

The iShares Dow Jones U.S. Real Estate Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Real Estate Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the real estate industry sector of the U.S. equity market. The Fund uses a Representative Sampling strategy to try to track the Index. Component companies include hotel and resort companies and real estate investment trusts ("REITs") that invest in apartments, office and retail properties. The Fund will concentrate its investments in these industry groups.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of May 31, 2002, the Index was concentrated in real estate, which comprised 100% of its market capitalization (based on the composition of the Index).

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. Investment in this sector is subject to many of the same risks associated with the direct ownership of real estate such as:

  . Adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates);

  .  Obsolescence of properties;

  .  Changes in the availability, cost and terms of mortgage funds; and

  .  The impact of environmental laws.

.. A REIT that fails to comply with federal tax requirements affecting REITs would be subject to federal income taxation.

.. The federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures.

.. Transactions between REITs and their affiliates may be subject to conflicts of interest, which may adversely affect shareholders.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

                                                                       i Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                 Annual Total Returns as of December 31, 2001

                                    [CHART]
2001/1/    10.87

--------
1 The Fund's total return for the six months ended June 30, 2002 was 12.69%. The best calendar quarter return during the period shown above was 10.98% in the 2nd quarter of 2001; the worst was -4.19% in the 3rd quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2001)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                      10.87%    16.13%
     Return After Taxes on Distributions/2/                                    8.70%    13.64%
     Return After Taxes on Distributions and Sale of Fund Shares/2/            6.57%    11.69%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)  11.80%    16.59%

--------
1  Inception date: 6/12/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

iShares Dow Jones U.S. Real Estate Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.60%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.60%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $61    $192    $335     $750

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $4,347,000. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $4,347,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $27,153 if the Creation Unit is redeemed after one year, $84,028 if the Creation Unit is redeemed after three years, $146,018 if the Creation Unit is redeemed after five years, and $326,495 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


                                                                       i Shares

Description of iShares Funds

iShares Cohen & Steers Index Fund


 .  iShares Cohen & Steers Realty Majors Index Fund






"Cohen & Steers" is a trademark and "Cohen & Steers Realty Majors Index(R)" is a registered trademark of Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), and both such trademarks have been licensed for use for certain purposes by BGI. The Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation regarding the advisability of investing in iShares of the Fund.

iShares Cohen & Steers Index Fund
iShares Cohen & Steers Realty Majors Index Fund

Cusip: 464287564
AMEX Trading Symbol: ICF
Underlying Index: Cohen & Steers Realty Majors Index

Investment Objective

The iShares Cohen & Steers Realty Majors Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the "Index").

Principal Investment Strategy

The Index consists of selected Real Estate Investment Trusts ("REITs"). The objective of the Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion to the Index must meet minimum market capitalization and liquidity requirements. The Index is weighted according to the total market value of each REIT's outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the index. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. Within the REIT market, the Index is diversified across property sectors that represent the current market. Because the Index will always be concentrated in Real Estate, which comprises 100% of its market capitalization (based on the composition of the Index), the Fund will always be concentrated in Real Estate.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. Investment in this Fund is subject to many of the same risks associated with the direct ownership of real estate such as:

  . Adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates);

  .  Obsolescence of properties;

  .  Changes in the availability, cost and terms of mortgage funds; and

  .  The impact of environmental laws.

.. A REIT that fails to comply with federal tax requirements affecting REITs would be subject to federal income taxation.

.. The federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures.

.. Transactions between REITs and their affiliates may be subject to conflicts of interest, which may adversely affect shareholders.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

                                                                       i Shares

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.35%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.35%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $36    $113    $197     $443

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $250 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $4,574,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $250 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $4,574,000_ and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $16,630 if the Creation Unit is redeemed after one year, $51,711 if the Creation Unit is redeemed after three years, $90,131 if the Creation Unit is redeemed after five years, and $202,945 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


iShares Cohen & Steers Realty Majors Index Fund

Management

Investment Advisor

As investment advisor, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for each Fund and manages the investment of its assets. BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team-approach brings together many disciplines and leverages BGFA's extensive resources. BGFA also arranges for transfer agency, custody, fund administration and all other non-distribution related services necessary for the Funds to operate.

Under the Investment Advisory Agreement, BGFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses.

For the fiscal year ended April 30, 2002, BGFA received fees from each Fund based on rates of each Fund's average daily net assets, as shown in the following table.

 iShares Index Fund                                             Management Fee
 ------------------                                             --------------
 iShares Dow Jones U.S. Total Market Index Fund                      0.20%
 iShares Dow Jones U.S. Basic Materials Sector Index Fund            0.60%
 iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund          0.60%
 iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund      0.60%
 iShares Dow Jones U.S. Energy Sector Index Fund                     0.60%
 iShares Dow Jones U.S. Financial Sector Index Fund                  0.60%
 iShares Dow Jones U.S. Healthcare Sector Index Fund                 0.60%
 iShares Dow Jones U.S. Industrial Sector Index Fund                 0.60%
 iShares Dow Jones U.S. Technology Sector Index Fund                 0.60%
 iShares Dow Jones U.S. Telecommunications Sector Index Fund         0.60%
 iShares Dow Jones U.S. Utilities Sector Index Fund                  0.60%
 iShares Dow Jones U.S. Financial Services Index Fund                0.60%
 iShares Dow Jones U.S. Real Estate Index Fund                       0.60%
 iShares Cohen & Steers Realty Majors Index Fund                     0.35%

BGFA is located at 45 Fremont Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, together with its affiliates, is the world's largest investment advisor of institutional investment assets. As of May 31, 2002, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $785 billion. BGI, BGFA, Barclays Global Investor Services, Barclays Bank and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Funds portfolios may also invest.

Administrator, Custodian and Transfer Agent

Investors Bank & Trust Company ("Investors Bank") is the administrator, custodian and transfer agent for each Fund.

                                                                       i Shares

Shareholder Information

Additional shareholder information, including how to buy and sell iShares of any Fund, is available free of charge by calling toll-free: 1-800-iShares or visiting our website www.iShares.com.

Buying and Selling iShares

iShares trade on an auction or negotiated market on the Listing Exchange during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. iShares may trade on a Listing Exchange until 4:15 (Eastern time) every day the Listing Exchange is open. There is no minimum investment. When buying or selling iShares through a broker, you will incur customary brokerage commissions and charges.

iShares may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section.

iShares trade under the ticker symbols listed in this Prospectus.

Each Listing Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by registered investment companies in the securities of other investment companies, including iShares. Registered investment companies may invest in iShares in excess of the section 12(d)(1) limits in accordance with the terms and conditions of an SEC exemptive order which is expected to go into effect during the second quarter of 2003. However, there can be no assurances the SEC will issue the order.

Book Entry

iShares are held in book-entry form, which means that no stock certificates are issued. Depository Trust Company ("DTC") or its nominee, is the record owner of all outstanding iShares of each Fund and is recognized as the owner of all iShares for all purposes.

Investors owning iShares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all iShares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of iShares, you are not entitled to receive physical delivery of stock certificates or to have iShares registered in your name, and you are not considered a registered owner of iShares. Therefore, to exercise any right as an owner of iShares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or "street name" form.

iShare Prices

The trading prices of iShares on the Listing Exchange may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors. In addition, in the case of a fund that invests in securities that primarily trade on a foreign exchange, since such foreign exchange may be open on days when the Fund or a Listing Exchange is closed, shareholders may not be able to purchase or redeem iShares from the Fund or buy or sell iShares on the Listing Exchange on days when the NAV of the Fund is significantly affected by events in foreign markets.

The approximate value of iShares of each Fund will be disseminated by the Listing Exchange. This approximate value should not be viewed as a "real-time" update of the NAV per iShare of any Fund, because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The Funds are not involved in, or responsible for, the calculation or dissemination of such amount and make no warranty as to its accuracy.

iShares Shareholder Information

Determining NAV

Investors Bank calculates each Fund's NAV in accordance with the standard formula for valuing mutual fund shares at the close of regular trading (normally 4:00 p.m. Eastern time) every day the New York Exchange is open. The formula calls for deducting all of a Fund's liabilities from the total value of its assets and dividing the result by the number of shares outstanding. Investors Bank values the securities at their current market prices. If such prices are not readily available, Investors Bank uses estimates of the securities' fair value in accordance with guidelines approved by the Trust's Board of Trustees.

Dividends and Distributions

Each Fund pays out dividends to investors at least annually. All the Funds distribute their net capital gains, if any, to investors annually.

Taxes

As with any investment, you should consider how your investment in iShares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in iShares.

Unless your investment in iShares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

..  Each Fund makes distributions, and

..  You sell iShares.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid at least annually by each fund. In general, your distributions are subject to federal income tax for the year when they are paid. Certain dividends paid in January, however, may be treated as paid in the prior year. A distribution may be taxable to you as ordinary income or as capital gain.

Dividends paid out of a Fund's net investment income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the iShares.

Taxes when iShares are Sold

Currently, any capital gain or loss realized upon a sale of iShares is generally treated as long-term capital gain or loss if iShares have been held for more than one year and as short-term capital gain or loss if iShares have been held for one year or less.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of iShares. Consult your personal tax adviser about the potential tax consequences of an investment in iShares under all applicable tax laws.

Creations and Redemptions

The iShares that trade on a Listing Exchange are "created" at their NAV by market makers, large investors and institutions in block-size Creation Units of 50,000 iShares or more. Each "creator" enters into an authorized participant agreement with SEI Investment Distribution Co., the Funds' distributor,

                                                                       i Shares
and deposits into the applicable Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units, generally 50,000 iShares.

Similarly, iShares can only be redeemed in a specified number of Creation Units, generally 50,000 iShares, principally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, iShares are not redeemable. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form proscribed in the authorized participant agreement.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC Participant, and in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations ("Participant Agreement"). Information about the procedures regarding creation and redemption of Creation Units is included in the Statement of Additional Information.

Because new iShares may created and issued on an ongoing basis, at any point during the life of a Fund a "distribution," as such term is used in the Securities Act of 1933 (the "Securities Act"), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus-delivery and liability provisions of the Securities Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case. Broker-dealers should also note that dealers who are not "underwriters," but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with iShares that are part of an "unsold allotment" within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the Securities Act.

iShares Shareholder Information
iShares Transaction Fees

Each Fund will impose a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of iShares. Purchasers and redeemers of Creation Units of iShares for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. The creation and redemption transaction fees for creations and redemptions in kind for each Fund are listed below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units, and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee will be the amount indicated regardless of the number of Creation Units redeemed that day. The creation and redemption transaction fees for creations and redemptions (i) for domestic Funds made through DTC and (ii) for all Funds made for cash (when cash creations and redemptions are available or specified) will also be subject to an additional variable charge of up to a maximum of four times the amount shown below under "Maximum Creation/Redemption Transaction Fee". In addition, purchasers of iShares in Creation Units are responsible for payment of the costs of transferring the Deposit Securities to the Trust. Redeemers of iShares in Creation Units are responsible for the costs of transferring the Fund Securities from the Trust to their accounts or on their order. Investors who use the services of a broker or other such intermediary may pay fees for such services. The following table also shows, as of May 31, 2002, the approximate cost of one Creation Unit per Fund, including the creation transaction fee.

                                                                Approximate   Standard     Maximum
                                                                Value of a    Creation/   Creation/
                                                               Creation Unit Redemption  Redemption
                                                               as of May 31, Transaction Transaction
Name of Fund                                                       2002          Fee         Fee
------------                                                   ------------- ----------- -----------
iShares Dow Jones U.S. Total Market Index Fund                  $2,498,000     $8,000      $32,000
iShares Dow Jones U.S. Basic Materials Sector Index Fund        $2,083,500     $  500      $ 2,000
iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund      $2,740,000     $1,500      $ 6,000
iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund  $2,416,500     $  500      $ 2,000
iShares Dow Jones U.S. Energy Sector Index Fund                 $2,374,500     $  500      $ 2,000
iShares Dow Jones U.S. Financial Sector Index Fund              $4,054,500     $1,500      $ 6,000
iShares Dow Jones U.S. Healthcare Sector Index Fund             $2,785,500     $  750      $ 3,000
iShares Dow Jones U.S. Industrial Sector Index Fund             $2,289,000     $1,500      $ 6,000
iShares Dow Jones U.S. Technology Sector Index Fund             $2,076,500     $1,250      $ 5,000
iShares Dow Jones U.S. Telecommunications Sector Index Fund     $1,120,500     $  250      $ 1,000
iShares Dow Jones U.S. Utilities Sector Index Fund              $3,117,000     $  500      $ 2,000
iShares Dow Jones U.S. Financial Services Index Fund            $4,643,500     $1,000      $ 4,000
iShares Dow Jones U.S. Real Estate Index Fund                   $4,347,000     $  500      $ 2,000
iShares Cohen & Steers Realty Majors Index Fund                 $4,574,000     $  250      $ 1,000

Possible Claim

In April 2002, the judge overseeing an ongoing action in the U.S. District Court for the Northern District of Illinois granted leave for a United States patentholder named Mopex, Inc. to amend its complaint to add the Trust, along with seven other parties, as a defendant. There are now a total of twenty defendants, including the Trust's investment advisor, other exchange traded funds, various fund service providers and market makers, and the Chicago Stock Exchange, Inc. In the action, the plaintiff alleges that the actions of the parties, now including the Trust, infringed the patent. In addition, the plaintiff alleges that the parties engaged in a "conspiracy" amongst themselves to infringe the patent. Although this is the only case to which the Trust has been named a party, this action is one of three involving related issues. The Trust believes it has valid defenses to all claims raised by the patentholder. However, a resolution of this case may impose increased costs on the Trust and thus raise the expense ratios of the Funds, adversely affecting performance.

                                                                       i Shares

Distribution

SEI Investments Distribution Co. serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in iShares. The Distributor's principal address is 1 Freedom Valley Drive, Oaks, PA 19456.

The Distributor has no role in determining the policies of any Fund or the securities that are purchased or sold by any Fund.

Financial Highlights

The financial highlights tables are intended to help investors understand the Funds' financial performance for the period of each Fund's operations. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a given Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report is included along with the Funds' financial statements in the Annual Report (available upon request).

iShares Financial Highlights
iShares Trust
Financial Highlights

(For a share outstanding throughout each period)
For the period ended April 30, 2002

                                   iShares Dow Jones         iShares Dow Jones         iShares Dow Jones
                                   U.S. Total Market        U.S. Basic Materials     U.S. Consumer Cyclical
                                       Index Fund            Sector Index Fund         Sector Index Fund
                               -------------------------- ------------------------ --------------------------
                                           Period from               Period from               Period from
                                            June 12,                  June 12,                  June 12,
                                              2000                      2000                      2000
                               Year ended      to         Year ended     to        Year ended      to
                                Apr. 30,    Apr. 30,       Apr. 30,   Apr. 30,      Apr. 30,    Apr. 30,
                                  2002       2001/1/         2002      2001/1/        2002       2001/1/
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                        $  57.93     $ 67.15       $ 39.24     $36.04       $  59.88     $ 59.63
                               ----------  -----------    ---------- -----------   ----------  -----------
Income from investment
  operations:
   Net investment income            0.57        0.42          0.55       0.55           0.02        0.09
   Net realized and
     unrealized gain (loss)        (7.46)      (9.27)         0.73       3.25          (4.80)       0.45
                               ----------  -----------    ---------- -----------   ----------  -----------
Total from investment
  operations                       (6.89)      (8.85)         1.28       3.80          (4.78)       0.54
                               ----------  -----------    ---------- -----------   ----------  -----------
Less distributions from:
   Net investment income           (0.57)      (0.36)        (0.53)     (0.53)             -       (0.10)
   Net realized gain                   -       (0.01)            -      (0.07)             -       (0.19)
   Return of Capital                   -           -             -          -          (0.05)          -
                               ----------  -----------    ---------- -----------   ----------  -----------
Total distributions                (0.57)      (0.37)        (0.53)     (0.60)         (0.05)      (0.29)
                               ----------  -----------    ---------- -----------   ----------  -----------
Net asset value, end of period  $  50.47     $ 57.93       $ 39.99     $39.24       $  55.05     $ 59.88
                               ==========  ===========    ========== ===========   ==========  ===========
Total return                      (11.93)%    (13.20)%/2/     3.38 %    10.80 %/2/     (7.98)%      0.98 %/2/
                               ==========  ===========    ========== ===========   ==========  ===========
Ratios/Supplemental data:
   Net assets, end of period
     (000s)                     $121,140     $66,625       $57,989     $9,811       $129,362     $29,940
   Ratio of expenses to
     average net assets/3/          0.20 %      0.20 %        0.60 %     0.60 %         0.60 %      0.60 %
   Ratio of net investment
     income (loss) to average
     net assets/3/                  1.15 %      0.98 %        1.42 %     1.77 %        (0.05)%     0.16  %
   Portfolio turnover rate/4/          5 %         5 %           9 %       16 %            4 %        25 %
-------------------------------------------------------------------------------------------------------------

1  Commencement of operations.

2  Not annualized.

3  Annualized for periods of less than one year.

4 Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

                                                                       i Shares
iShares Trust
Financial Highlights (continued)

(For a share outstanding throughout each period)
For the period ended April 30, 2002

                                iShares Dow Jones U.S.       iShares Dow Jones          iShares Dow Jones
                                 Consumer Non-Cyclical       U.S. Energy Sector       U.S. Financial Sector
                                   Sector Index Fund             Index Fund                 Index Fund
                               ------------------------- -------------------------- --------------------------
                                          Period from                Period from                Period from
                                           June 12,                   June 12,                    May 22,
                                             2000                       2000                       2000
                               Year ended     to         Year ended      to         Year ended      to
                                Apr. 30,   Apr. 30,       Apr. 30,    Apr. 30,       Apr. 30,    Apr. 30,
                                  2002      2001/1/         2002       2001/1/         2002       2001/1/
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                       $  40.55     $ 40.83       $  57.01     $ 50.79       $  81.78     $ 71.80
                               ---------- -----------    ----------  -----------    ----------  -----------
Income from investment
  operations:
   Net investment income           0.49        0.42           0.63        0.40           1.11        1.77
   Net realized and
     unrealized gain (loss)        7.41       (0.39)         (8.26)       6.24          (0.61)      10.17
                               ---------- -----------    ----------  -----------    ----------  -----------
Total from investment
  operations                       7.90        0.03          (7.63)       6.64           0.50       11.94
                               ---------- -----------    ----------  -----------    ----------  -----------
Less distributions from:
   Net investment income          (0.54)      (0.31)         (0.64)      (0.42)         (1.08)      (1.57)
   Net realized gain                  -           -              -           -              -       (0.39)
                               ---------- -----------    ----------  -----------    ----------  -----------
Total distributions               (0.54)      (0.31)         (0.64)      (0.42)         (1.08)      (1.96)
                               ---------- -----------    ----------  -----------    ----------  -----------
Net asset value, end of
period                         $  47.91     $ 40.55       $  48.74     $ 57.01       $  81.20     $ 81.78
                               ========== ===========    ==========  ===========    ==========  ===========
Total return                      19.65 %      0.06 %/2/    (13.34)%     13.13 %/2/      0.66 %     16.69 %/2/
                               ========== ===========    ==========  ===========    ==========  ===========
Ratios/Supplemental data:
   Net assets, end of period
     (000s)                    $114,974     $14,192       $104,797     $54,156       $121,796     $57,249
   Ratio of expenses to
     average net assets/3/         0.60 %      0.60 %         0.60 %      0.60  %        0.60 %      0.60 %
   Ratio of net investment
     income to average net
     assets/3/                     1.46 %      1.21 %         1.32 %      0.94 %         1.49 %      1.46 %
   Portfolio turnover rate/4/         8 %        38 %           18 %        20 %            4 %        11 %
--------------------------------------------------------------------------------------------------------------

1  Commencement of operations.

2  Not annualized.

3  Annualized for periods of less than one year.

4 Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

iShares Financial Highlights
iShares Trust
Financial Highlights (continued)

(For a share outstanding throughout each period)
For the period ended April 30, 2002

                                    iShares Dow Jones           iShares Dow Jones          iShares Dow Jones
                                     U.S. Healthcare             U.S. Industrial            U.S. Technology
                                    Sector Index Fund           Sector Index Fund          Sector Index Fund
                               ---------------------------- -------------------------- --------------------------
                                             Period from                Period from                 Period from
                                              June 12,                   June 12,                     May 15,
                                                2000                       2000                        2000
                               Year ended        to         Year ended      to         Year ended       to
                                Apr. 30,      Apr. 30,       Apr. 30,    Apr. 30,       Apr. 30,     Apr. 30,
                                  2002         2001/1/         2002       2001/1/         2002        2001/1/
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                        $  61.87     $  59.53        $ 53.99      $ 58.11       $  63.42    $ 116.57
                               ----------   -----------     ----------  -----------    ----------  -----------
Income from investment
  operations:
   Net investment income
     (loss)                         0.26         0.13           0.29         0.22          (0.16)      (0.29)
   Net realized and
     unrealized gain (loss)        (4.94)        2.44          (8.23)       (3.98)        (19.85)     (52.86)
                               ----------   -----------     ----------  -----------    ----------  -----------
Total from investment
  operations                       (4.68)        2.57          (7.94)       (3.76)        (20.01)     (53.15)
                               ----------   -----------     ----------  -----------    ----------  -----------
Less distributions from:
   Net investment income           (0.27)       (0.14)         (0.30)       (0.23)             -           -
   Net realized gain                   -        (0.09)             -        (0.13)             -           -
                               ----------   -----------     ----------  -----------    ----------  -----------
Total distributions                (0.27)       (0.23)         (0.30)       (0.36)             -           -
                               ----------   -----------     ----------  -----------    ----------  -----------
Net asset value, end of period  $  56.92     $  61.87        $ 45.75      $ 53.99       $  43.41    $  63.42
                               ==========   ===========     ==========  ===========    ==========  ===========
Total return                       (7.60)%       4.29  %/2/   (14.72)%      (6.46)%/2/    (31.55)%    (45.60)%/2/
                               ==========   ===========     ==========  ===========    ==========  ===========
Ratios/Supplemental data:
   Net assets, end of period
     (000s)                     $236,233     $108,269        $84,634      $45,891       $141,073    $110,990
   Ratio of expenses to
     average net assets/3/          0.60  %      0.60  %        0.60  %      0.60  %        0.60 %      0.60 %
   Ratio of net investment
     income (loss) to average
     net assets/3/                  0.45  %      0.29  %        0.56  %      0.44  %       (0.41)%     (0.47)%
   Portfolio turnover rate/4/          3  %         5  %          27  %        23  %           8 %        11 %
-----------------------------------------------------------------------------------------------------------------

1  Commencement of operations.

2  Not annualized.

3  Annualized for periods of less than one year.

4 Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

                                                                       i Shares
iShares Trust
Financial Highlights (continued)

(For a share outstanding throughout each period)
For the period ended April 30, 2002

                                                    iShares Dow Jones U.S.
                                                      Telecommunications       iShares Dow Jones U.S.
                                                      Sector Index Fund      Utilities Sector Index Fund
                                                  -------------------------- ---------------------------
                                                              Period from                 Period from
                                                                May 22,                    June 12,
                                                                 2000                        2000
                                                  Year ended      to         Year ended       to
                                                   Apr. 30,    Apr. 30,       Apr. 30,     Apr. 30,
                                                     2002       2001/1/         2002        2001/1/
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $ 38.35      $ 56.81       $  85.95      $ 69.81
                                                  ----------  -----------    ----------   -----------
Income from investment operations:
   Net investment income                              0.29         0.35           1.89         1.82
   Net realized and unrealized gain (loss)          (15.98)      (17.95)        (20.25)       16.19
                                                  ----------  -----------    ----------   -----------
Total from investment operations                    (15.69)      (17.60)        (18.36)       18.01
                                                  ----------  -----------    ----------   -----------
Less distributions from:
   Net investment income                             (0.28)       (0.27)         (1.84)       (1.73)
   Net realized gain                                     -        (0.59)             -        (0.14)
                                                  ----------  -----------    ----------   -----------
Total distributions                                  (0.28)       (0.86)         (1.84)       (1.87)
                                                  ----------  -----------    ----------   -----------
Net asset value, end of period                     $ 22.38      $ 38.35       $  65.75      $ 85.95
                                                  ==========  ===========    ==========   ===========
Total return                                        (41.12)%     (31.06)%/2/    (21.38)%      25.90 %/2/
                                                  ==========  ===========    ==========   ===========
Ratios/Supplemental data:
   Net assets, end of period (000s)                $51,463      $55,603       $180,818      $42,976
   Ratio of expenses to average net assets/3/         0.60  %      0.60  %        0.60  %      0.60  %
   Ratio of net investment income to average net
     assets/3/                                        1.05  %      0.80  %        2.89  %      2.59  %
   Portfolio turnover rate/4/                           43  %        43  %           8  %        11  %
--------------------------------------------------------------------------------------------------------

1  Commencement of operations.

2  Not annualized.

3  Annualized for periods of less than one year.

4 Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

iShares Financial Highlights
iShares Trust
Financial Highlights (continued)

(For a share outstanding throughout each period)
For the period ended April 30, 2002

                                                           iShares Dow Jones U.S.
                                                             Financial Services       iShares Dow Jones U.S.
                                                                 Index Fund           Real Estate Index Fund
                                                         -------------------------- ---------------------------
                                                                     Period from                 Period from
                                                                      June 12,                    June 12,
                                                                        2000                        2000
                                                         Year ended      to         Year ended       to
                                                          Apr. 30,    Apr. 30,       Apr. 30,     Apr. 30,
                                                            2002       2001/1/         2002        2001/1/
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 93.67      $ 85.58       $  77.21      $ 68.97
Income from investment operations:
   Net investment income (loss)                              1.22         1.29           4.56         3.51
   Net realized and unrealized gain (loss)                  (1.26)        8.10           8.71         7.51
                                                         ----------  -----------    ----------   -----------
Total from investment operations                            (0.04)        9.39          13.27        11.02
                                                         ----------  -----------    ----------   -----------
Less distributions from:
   Net investment income                                    (1.18)       (1.17)         (4.54)       (2.64)
   Net realized gain                                            -        (0.13)             -        (0.14)
   Return of Capital                                            -            -          (0.42)           -
                                                         ----------  -----------    ----------   -----------
Total distributions                                         (1.18)       (1.30)         (4.96)       (2.78)
                                                         ----------  -----------    ----------   -----------
Net asset value, end of period                            $ 92.45      $ 93.67       $  85.52      $ 77.21
                                                         ==========  ===========    ==========   ===========
Total return                                                 0.00  %     11.03 %/2/     17.83  %     16.32 %/2/
                                                         ==========  ===========    ==========   ===========
Ratios/Supplemental data:
   Net assets, end of period (000s)                       $60,092      $37,467       $106,905      $54,049
   Ratio of expenses to average net assets/3/                0.60  %      0.60  %        0.60  %      0.60  %
   Ratio of net investment income (loss) to average net
     assets/3/                                               1.46  %      1.33  %        5.97  %      6.37  %
   Portfolio turnover rate/4/                                   3  %         5  %          10  %        30  %
---------------------------------------------------------------------------------------------------------------

1  Commencement of operations.

2  Not annualized.

3  Annualized for periods of less than one year.

4 Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

                                                                       i Shares
iShares Trust
Financial Highlights (continued)

(For a share outstanding throughout each period)
For the period ended April 30, 2002

                                                              iShares Cohen & Steers
                                                             Realty Majors Index Fund
                                                            ---------------------------
                                                                         Period from
                                                                          Jan. 29,
                                                                            2001
                                                            Year ended       to
                                                             Apr. 30,     Apr. 30,
                                                               2002        2001/1/
---------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 80.09      $ 79.86
                                                            ----------  -----------
Income from investment operations:
   Net investment income                                        4.79         1.11
   Net realized and unrealized gain (loss)                      9.98        (0.39)
                                                            ----------  -----------
Total from investment operations                               14.77         0.72
                                                            ----------  -----------
Less distributions from:
   Net investment income                                       (4.77)       (0.49)
   Return of Capital                                           (0.41)       (0.49)
                                                            ----------  -----------
Total distributions                                            (5.18)       (0.49)
                                                            ----------  -----------
Net asset value, end of period                               $ 89.68      $ 80.09
                                                            ==========  ===========
Total return                                                   19.05 %       0.91  %/2/
                                                            ==========  ===========
Ratios/Supplemental data:
   Net assets, end of period (000s)                          $89,684      $40,047
   Ratio of expenses to average net assets/3/                   0.35  %      0.35  %
   Ratio of net investment income to average net assets/3/      5.80  %      6.01  %
   Portfolio turnover rate/4/                                     15  %         2  %
---------------------------------------------------------------------------------------

1  Commencement of operations.

2  Not annualized.

3  Annualized for periods of less than one year.

4 Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.


iShares Financial Highlights

Index Providers

Dow Jones Indices are a part of Dow Jones & Company, which publishes The Wall Street Journal and its international and interactive editions, Barron's and SmartMoney magazines and other periodicals, the Dow Jones Newswires, dowjones.com, and the Ottaway group of community newspapers. Dow Jones is co-owner with Reuters group of Factiva, and with NBC of the CNBC television operations in Europe and Asia. Dow Jones also provides news content to CNBC in the U.S. The Dow Jones Indices include the Dow Jones Industrial, Transportation and Utility Averages, as well as the Dow Jones Global Indices, the Dow Jones STOXX Indices, the Dow Jones REIT Indices, the Dow Jones-AIG Commodity Index, the Dow Jones Islamic Market Indices, the Dow Jones Internet Indices, the Dow Jones Global Titans 50 Index, Dow Jones Sector Titans Indices and the Dow Jones Sustainability Group Indices.

Cohen & Steers Capital Management, Inc. ("Cohen & Steers") is the Index Provider for the Cohen & Steers Realty Majors Portfolio Index. Cohen & Steers is not affiliated with the iShares Trust, BGI, BGFA, Investors Bank, the Distributor or the AMEX. Cohen & Steers is a leading manager of real estate securities.

BGI has entered into a license agreement with each of the Index Providers to use the Underlying Indices. BGI is sub-licensing rights in the Underlying Indices to iShares Trust at no charge.

Disclaimers

The iShares Trust is not sponsored, endorsed, sold, or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of iShares or to any member of the public regarding the advisability of owning or trading in iShares. Dow Jones' only relationship to the Trust, BGI and BGFA is the licensing of certain trademarks, trade names, and service marks of Dow Jones and of the Dow Jones Indices, which are determined, composed, and calculated by Dow Jones without regard to the Trust, BGI or BGFA. Dow Jones has no obligation to take the needs of BGFA, BGI or the owners of iShares into consideration in determining, composing, or calculating the Dow Jones Indices. Dow Jones is not responsible for and has not participated in the determination or the timing of, prices, or quantities of iShares to be listed. Dow Jones has no obligation or liability in connection with the administration of the Trust or the marketing or trading of iShares. Dow Jones does not guarantee the accuracy and/or the completeness of the Dow Jones Indices or any data included therein and Dow Jones shall have no liability for any errors, omissions, or interruptions therein. Dow Jones makes no warranty, express or implied, as to the results to be obtained by BGI and BGFA, owners of iShares, or any other person or entity from the use of the Dow Jones Indices or any data included therein. Dow Jones makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Dow Jones Indices or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any lost profits or indirect, punitive, special, or consequential damages, even if notified of the possibility thereof. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and BGI and BGFA.

The iShares Trust is not sponsored, endorsed, sold or promoted by Cohen & Steers Capital Management, Inc. ("C&S"). C&S makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. C&S's only relationship to BGI is the licensing of certain trademarks and trade names of C&S and of the Cohen & Steers Realty Majors Index which is determined, composed and calculated by C&S without regard to BGI or the Fund. C&S has no obligation to take the needs of BGI or the owners of the Fund into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. C&S is not

                                                                       i Shares
responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. C&S has no obligation or liability in connection with the administration, marketing, or trading of the Fund. C&S does not guarantee the accuracy and/or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and C&S shall have no liability for any errors, omissions, or interruptions therein. C&S makes no warranty, express or implied, as to results to be obtained by BGI, owners of the fund, or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. C&S makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. without limiting any of the foregoing, in no event shall C&S have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.

iShares are not sponsored, endorsed or promoted by the AMEX. The AMEX makes no representation or warranty, express or implied, to the owners of the iShares of any Fund or any member of the public regarding the ability of a fund to track the total return performance of the various Underlying Indices or the ability of the Underlying Indices identified herein to track stock market performance. The Underlying Indices identified herein are determined, composed and calculated by Dow Jones & Company and C&S without regard to the iShares of any Fund. The AMEX is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any index, nor in the determination of the timing of, prices of, or quantities of the iShares of any Fund to be issued, nor in the determination or calculation of the equation by which the iShares are redeemable. The AMEX has no obligation or liability to owners of the iShares of any Fund in connection with the administration, marketing or trading of the iShares of any Fund.

The AMEX does not guarantee the accuracy and/or the completeness of any indices or any data included therein. The AMEX makes no warranty, express or implied, as to results to be obtained by the iShares Trust on behalf of its Funds as licensee, licensee's customers and counterparties, owners of the iShares, or any other person or entity from the use of the subject indices or any data included therein in connection with the rights licensed as described herein or for any other use. The AMEX makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indices or any data included therein. Without limiting any of the foregoing, in no event shall the AMEX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BGFA does not guarantee the accuracy and/or the completeness of the Underlying Indices or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the iShares of the Fund, or any other person or entity from the use of the Index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.


iShares Disclaimers
iShares Trust

Supplemental Information

I.  Premium/Discount Information (Unaudited)

The charts on the following pages present information about the differences between the daily market price on secondary markets for shares of each Fund and that Fund's net asset value. Net asset value, or "NAV", is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares at the close of regular trading (normally 4:00 p.m. Eastern time) every day the American Stock Exchange is open. The "Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of such Fund is listed for trading, as of the time that Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The trading price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for the period from July 1, 2001 to June 30, 2002.

The vertical column of each chart shows the premium or discount expressed as a percentage of NAV. The horizontal column indicates the number of trading days in the period covered by each chart. Each bar in the chart shows the number of trading days in which the Fund traded within the premium/discount range indicated. All data presented here represents past performance, which cannot be used to predict future results.


                 iShares Dow Jones U.S. Total Market Index Fund
               Period Covered: July 1, 2001 through June 30, 2002

                                    [CHART]
           6           0
                       0
           5           0
                       0
           4           0
                       0
           3           0
                       0
           2           0
                       1
           1           0
                       1
           0         238
                       4
          -1           0
                       1
          -2           0
                       0
          -3           0
                       0
          -4           0
                       0
          -5           0
                       0
          -6           0




                                                                       i Shares
            iShares Dow Jones U.S. Basic Materials Sector Index Fund
               Period Covered: July 1, 2001 through June 30, 2002

                                     [CHART]

           6           0
                       0
           5           0
                       1
           4           0
                       0
           3           0
                       0
           2           0
                       1
           1           0
                       3
           0         236
                       2
          -1           0
                       1
          -2           0
                       0
          -3           1
                       0
          -4           0
                       0
          -5           0
                       0
          -6           0



           iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund
               Period Covered: July 1, 2001 through June 30, 2002

                                    [CHART]


           6           0
                       0
           5           0
                       0
           4           0
                       0
           3           0
                       0
           2           0
                       0
           1           1
                       6
           0         235
                       2
          -1           0
                       0
          -2           0
                       0
          -3           0
                       0
          -4           0
                       1
          -5           0
                       0
          -6           0



iShares Supplemental Information
         iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund
               Period Covered: July 1, 2001 through June 30, 2002

                                     [CHART]


           6           0
                       0
           5           0
                       0
           4           0
                       1
           3           0
                       0
           2           0
                       0
           1           1
                       2
           0         240
                       1
          -1           0
                       0
          -2           0
                       0
          -3           0
                       0
          -4           0
                       0
          -5           0
                       0
          -6           0



                 iShares Dow Jones U.S. Energy Sector Index Fund
               Period Covered: July 1, 2001 through June 30, 2002

                                     [CHART]
           6           0
                       0
           5           0
                       0
           4           0
                       1
           3           0
                       0
           2           0
                       0
           1           0
                       4
           0         237
                       3
          -1           0
                       0
          -2           0
                       0
          -3           0
                       0
          -4           0
                       0
          -5           0
                       0
          -6           0



                                                                       i Shares
               iShares Dow Jones U.S. Financial Sector Index Fund
               Period Covered: July 1, 2001 through June 30, 2002

                                   [CHART]


           6           0
                       0
           5           0
                       0
           4           0
                       0
           3           0
                       0
           2           0
                       0
           1           1
                       2
           0         238
                       2
          -1           1
                       0
          -2           0
                       0
          -3           1
                       0
          -4           0
                       0
          -5           0
                       0
          -6           0



               iShares Dow Jones U.S. Healthcare Sector Index Fund Period Covered: July 1, 2001 through June 30, 2002

                                    [CHART]


           6           0
                       0
           5           0
                       0
           4           0
                       0
           3           0
                       1
           2           1
                       0
           1           0
                       5
           0         230
                       3
          -1           0
                       0
          -2           0
                       0
          -3           0
                       0
          -4           0
                       0
          -5           0
                       0
          -6           0



iShares Supplemental Information
               iShares Dow Jones U.S. Industrial Sector Index Fund Period Covered: July 1, 2001 through June 30, 2002

                                    [CHART]
           6           0
                       0
           5           0
                       0
           4           0
                       0
           3           0
                       0
           2           0
                       0
           1           0
                       2
           0         238
                       4
          -1           0
                       0
          -2           0
                       0
          -3           0
                       0
          -4           0
                       0
          -5           0
                       0
          -6           0



               iShares Dow Jones U.S. Technology Sector Index Fund Period Covered: July 1, 2001 through June 30, 2002

                                     [CHART]


           6           0
                       0
           5           0
                       0
           4           0
                       0
           3           0
                       0
           2           0
                       0
           1           2
                      24
           0         177
                      18
          -1           1
                       1
          -2           0
                       0
          -3           0
                       0
          -4           0
                       0
          -5           0
                       0
          -6           0



                                                                       i Shares
           iShares Dow Jones U.S. Telecommunications Sector Index Fund
               Period Covered: July 1, 2001 through June 30, 2002

                                     [CHART]



           6           0
                       0
           5           0
                       0
           4           0
                       1
           3           0
                       0
           2           0
                       0
           1           0
                       8
           0         226
                       4
          -1           2
                       0
          -2           3
                       0
          -3           0
                       0
          -4           0
                       0
          -5           0
                       0


               iShares Dow Jones U.S. Utilities Sector Index Fund
               Period Covered: July 1, 2001 through June 30, 2002

                                     [CHART]

           6           0
                       0
           5           0
                       0
           4           0
                       0
           3           0
                       0
           2           0
                       0
           1           0
                       5
           0         230
                       3
          -1           1
                       0
          -2           0
                       0
          -3           0
                       0
          -4           0
                       0
          -5           0
                       0
          -6           0



iShares Supplemental Information
              iShares Dow Jones U.S. Financial Services Index Fund
               Period Covered: July 1, 2001 through June 30, 2002

                                     [CHART]


           6           0
                       0
           5           0
                       0
           4           0
                       0
           3           0
                       0
           2           0
                       0
           1           1
                       3
           0         238
                       1
          -1           0
                       0
          -2           0
                       0
          -3           0
                       1
          -4           0
                       0
          -5           0
                       0
          -6           0



                  iShares Dow Jones U.S. Real Estate Index Fund
               Period Covered: July 1, 2001 through June 30, 2002

                                     [CHART]


           6           0
                       0
           5           0
                       0
           4           0
                       0
           3           0
                       0
           2           0
                       1
           1           0
                       3
           0         237
                       3
          -1           0
                       0
          -2           0
                       0
          -3           0
                       0
          -4           0
                       0
          -5           0
                       0
          -6           0



                                                                       i Shares
                   iShares Cohen & Steers Realty Majors Fund
               Period Covered: July 1, 2001 through June 30, 2002
                                  [CHART]

           6.0           0
                         0
           5.0           0
                         0
           4.0           0
                         0
           3.0           0
                         0
           2.0           0
                         0
           1.0           0
                         5
           0.0         240
                         1
          -1.0           1
                         0
          -2.0           0
                         0
          -3.0           0
                         0
          -4.0           0
                         0
          -5.0           0
                         0
          -6.0           0


iShares Supplemental Information

II.  Total Return Information (Unaudited)

The tables on the following pages present information about the total return of each Fund's Underlying Index and the total return of each Fund. The information presented for each Fund is for its fiscal year ended April 30, 2002.

Total returns represent the change in value of each Fund during the periods noted in each table. Market return is based on the market price per share of each Fund, and NAV return is based on the NAV per share of each Fund. For a discussion of some of the reasons why NAV per share and market price per share may differ, see "Premium/Discount Information" on page 71. The Market and NAV returns do not include brokers' commissions. If brokerage commissions were included, market returns would be lower. A Fund's past performance is no guarantee of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Underlying Indices are statistical composites that track specified financial markets or sectors. Unlike the Funds, the indices do not actually hold a portfolio of securities and therefore do not incur the management fees or other expenses incurred by the Funds. These fees and expenses negatively impact the performance of the Funds.

                iShares Dow Jones U.S. Total Market Index Fund
                           Performance as of 4/30/02

                                 Average Annual Total Returns               Cumulative Total Returns
                     ----------------------------------------------------- --------------------------
                         Year Ended 4/30/02       Inception to 4/30/02*      Inception to 4/30/02*
                     -------------------------- -------------------------- --------------------------
iShares Index Fund     NAV     Market   Index     NAV     Market   Index     NAV     Market   Index
------------------   -------- -------- -------- -------- -------- -------- -------- -------- --------
Dow Jones U.S. Total
 Market              (11.93)% (11.79)% (11.74)% (13.28)% (13.83)% (13.13)% (23.56)% (24.33)% (23.26)%
-----------------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (06/12/00) for the NAV and Index returns and from the first day of trading (06/16/00) for the Market return.

           iShares Dow Jones U.S. Basic Materials Sector Index Fund
                           Performance as of 4/30/02

                         Average Annual Total Returns         Cumulative Total Returns
                     ---------------------------------------- ------------------------
                     Year Ended 4/30/02 Inception to 4/30/02* Inception to 4/30/02*
                     ------------------ --------------------- ------------------------
iShares Index Fund    NAV  Market Index  NAV   Market  Index   NAV     Market  Index
------------------   ----- ------ ----- -----  ------  -----  ------   ------  ------
Dow Jones U.S. Basic
 Materials Sector    3.38%  2.47% 3.92% 7.47%   8.85%  7.94%  14.54%   17.15%  15.44%
--------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (06/12/00) for the NAV and Index returns and from the first day of trading (06/19/00) for the Market return.

          iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund
                           Performance as of 4/30/02

                             Average Annual Total Returns           Cumulative Total Returns
                    ----------------------------------------------- -----------------------
                      Year Ended 4/30/02     Inception to 4/30/02*   Inception to 4/30/02*
                    ----------------------- ----------------------- -----------------------
iShares Index Fund    NAV   Market   Index    NAV   Market   Index    NAV    Market   Index
------------------  ------- ------- ------- ------- ------- ------- -------  ------- -------
Dow Jones U.S.
  Consumer Cyclical
  Sector            (7.98)% (8.10)% (7.46)% (3.82)% (4.40)% (3.35)% (7.09)%  (8.04)% (6.20)%
--------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (06/12/00) for the NAV and Index returns and from the first day of trading (06/20/00) for the Market return.

                                                                       i Shares
        iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund
                           Performance as of 4/30/02

                             Average Annual Total Returns         Cumulative Total Returns
                       -----------------------------------------  ------------------------
                        Year Ended 4/30/02  Inception to 4/30/02* Inception to 4/30/02*
-                      -------------------- --------------------  ------------------------
iShares Index Fund      NAV   Market Index   NAV    Market Index   NAV     Market  Index
------------------     ------ ------ ------ ------  ------ ------ ------   ------  ------
Dow Jones U.S.
 Consumer Non-Cyclical
 Sector                19.65% 20.00% 20.41% 10.02%   9.40% 10.90% 19.73%   18.34%  21.47%
------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (06/12/00) for the NAV and Index returns and from the first day of trading (06/16/00) for the Market return.

                iShares Dow Jones U.S. Energy Sector Index Fund
                           Performance as of 4/30/02

                                 Average Annual Total Returns            Cumulative Total Returns
                      -------------------------------------------------- -----------------------
                          Year Ended 4/30/02      Inception to 4/30/02*   Inception to 4/30/02*
                      -------------------------- ----------------------- -----------------------
iShares Index Fund      NAV     Market   Index     NAV   Market   Index    NAV    Market   Index
------------------    -------- -------- -------- ------- ------- ------- -------  ------- -------
Dow Jones U.S. Energy
 Sector               (13.34)% (13.71)% (12.91)% (1.04)% (2.10)% (0.29)% (1.96)%  (3.89)% (0.54)%
-------------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (06/12/00) for the NAV and Index returns and from the first day of trading (06/16/00) for the Market return.

              iShares Dow Jones U.S. Financial Sector Index Fund
                           Performance as of 4/30/02

                             Average Annual Total Returns         Cumulative Total Returns
                         ---------------------------------------- ------------------------
                         Year Ended 4/30/02 Inception to 4/30/02* Inception to 4/30/02*
                         ------------------ --------------------- ------------------------
iShares Index Fund        NAV  Market Index  NAV   Market  Index   NAV     Market  Index
------------------       ----- ------ ----- -----  ------  -----  ------   ------  ------
Dow Jones U.S. Financial
 Sector                  0.66%  0.48% 1.28% 8.65%   7.42%  9.33%  17.48%   14.71%  18.89%
------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (05/22/00) for the NAV and Index returns and from the first day of trading (05/31/00) for the Market return.

              iShares Dow Jones U.S. Healthcare Sector Index Fund
                           Performance as of 4/30/02

                            Average Annual Total Returns           Cumulative Total Returns
                   ----------------------------------------------- -----------------------
                     Year Ended 4/30/02     Inception to 4/30/02*   Inception to 4/30/02*
                   ----------------------- ----------------------- -----------------------
iShares Index Fund   NAV   Market   Index    NAV   Market   Index    NAV    Market   Index
------------------ ------- ------- ------- ------- ------- ------- -------  ------- -------
Dow Jones U.S.
 Healthcare Sector (7.60)% (8.04)% (7.05)% (1.95)% (5.06)% (1.27)% (3.65)%  (9.27)% (2.38)%
-------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (06/12/00) for the NAV and Index returns and from the first day of trading (06/16/00) for the Market return.

              iShares Dow Jones U.S. Industrial Sector Index Fund
                           Performance as of 4/30/02

                                Average Annual Total Returns               Cumulative Total Returns
                    ----------------------------------------------------- --------------------------
                        Year Ended 4/30/02       Inception to 4/30/02*      Inception to 4/30/02*
                    -------------------------- -------------------------- --------------------------
iShares Index Fund    NAV     Market   Index     NAV     Market   Index     NAV     Market   Index
------------------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Dow Jones U.S.
  Industrial Sector (14.72)% (14.94)% (15.40)% (11.30)% (11.16)% (12.43)% (20.23)% (19.78)% (22.08)%
----------------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (06/12/00) for the NAV and Index returns and from the first day of trading (06/20/00) for the Market return.


iShares Supplemental Information
              iShares Dow Jones U.S. Technology Sector Index Fund
                           Performance as of 4/30/02

                               Average Annual Total Returns               Cumulative Total Returns
                   ----------------------------------------------------- --------------------------
                       Year Ended 4/30/02       Inception to 4/30/02*      Inception to 4/30/02*
                   -------------------------- -------------------------- --------------------------
iShares Index Fund   NAV     Market   Index     NAV     Market   Index     NAV     Market   Index
------------------ -------- -------- -------- -------- -------- -------- -------- -------- --------
Dow Jones U.S.
 Technology Sector (31.55)% (31.79)% (31.17)% (39.56)% (37.81)% (39.19)% (62.76)% (60.41)% (62.28)%
---------------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (05/15/00) for the NAV and Index returns and from the first day of trading (05/19/00) for the Market return.

          iShares Dow Jones U.S. Telecommunications Sector Index Fund
                           Performance as of 4/30/02

                                Average Annual Total Returns               Cumulative Total Returns
                    ----------------------------------------------------- --------------------------
                        Year Ended 4/30/02       Inception to 4/30/02*      Inception to 4/30/02*
                    -------------------------- -------------------------- --------------------------
iShares Index Fund    NAV     Market   Index     NAV     Market   Index     NAV     Market   Index
------------------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Dow Jones U.S.
 Telecommunications
 Sector             (41.12)% (41.29)% (39.18)% (37.13)% (36.81)% (32.56)% (59.41)% (58.80)% (53.43)%
----------------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (05/22/00) for the NAV and Index returns and from the first day of trading (05/26/00) for the Market return.

              iShares Dow Jones U.S. Utilities Sector Index Fund
                           Performance as of 4/30/02

                                   Average Annual Total Returns            Cumulative Total Returns
                         ------------------------------------------------- ----------------------
                             Year Ended 4/30/02     Inception to 4/30/02*  Inception to 4/30/02*
                         -------------------------- ---------------------- ----------------------
iShares Index Fund         NAV     Market   Index     NAV   Market  Index    NAV     Market  Index
------------------       -------- -------- -------- ------- ------ ------- -------   ------ -------
Dow Jones U.S. Utilities
 Sector                  (21.38)% (21.65)% (21.02)% (0.54)%  0.01% (0.10)% (1.01)%    0.01% (0.19)%
---------------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (06/12/00) for the NAV and Index returns and from the first day of trading (06/19/00) for the Market return.

             iShares Dow Jones U.S. Financial Services Index Fund
                           Performance as of 4/30/02

                              Average Annual Total Returns         Cumulative Total Returns
                         ----------------------------------------- ------------------------
                         Year Ended 4/30/02  Inception to 4/30/02* Inception to 4/30/02*
                         ------------------- --------------------- ------------------------
iShares Index Fund        NAV  Market  Index  NAV   Market  Index   NAV     Market  Index
------------------       ----- ------- ----- -----  ------  -----  ------   ------  ------
Dow Jones U.S. Financial
 Services                0.00% (0.37)% 0.64% 5.70%   7.56%  6.38%  11.02%   14.56%  12.32%
-------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (06/12/00) for the NAV and Index returns and from the first day of trading (06/19/00) for the Market return.

                 iShares Dow Jones U.S. Real Estate Index Fund
                           Performance as of 4/30/02

                          Average Annual Total Returns         Cumulative Total Returns
                    -----------------------------------------  ------------------------
                     Year Ended 4/30/02  Inception to 4/30/02* Inception to 4/30/02*
                    -------------------- --------------------  ------------------------
iShares Index Fund   NAV   Market Index   NAV    Market Index   NAV     Market  Index
------------------  ------ ------ ------ ------  ------ ------ ------   ------  ------
Dow Jones U.S. Real
 Estate             17.83% 17.53% 18.72% 18.21%  17.36% 18.76% 37.06%   34.81%  38.16%
---------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (06/12/00) for the NAV and Index returns and from the first day of trading (06/19/00) for the Market return.

                                                                       i Shares
                iShares Cohen & Steers Realty Majors Index Fund
                           Performance as of 4/30/02

                            Average Annual Total Returns         Cumulative Total Returns
                      -----------------------------------------  ------------------------
                       Year Ended 4/30/02  Inception to 4/30/02* Inception to 4/30/02*
                      -------------------- --------------------  ------------------------
iShares Index Fund     NAV   Market Index   NAV    Market Index   NAV     Market  Index
------------------    ------ ------ ------ ------  ------ ------ ------   ------  ------
Cohen & Steers Realty
 Majors               19.05% 18.60% 19.35% 15.78%  15.92% 16.15% 20.14%   20.12%  20.58%
-----------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (01/29/01) for the NAV and Index returns and from the first day of trading (02/02/01) for the Market return.

iShares Supplemental Information
iShares(R)
iShares Trust

The iShares Trust consists of over 50 separate investment portfolios called "funds." Each fund described herein ("Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular equity market index compiled by one of two "Index Providers": Goldman, Sachs & Co. and Morgan Stanley Capital International Inc. ("MSCI"). Barclays Global Fund Advisors is the advisor to each Fund.

iShares Trust is a registered investment company. The shares of iShares Trust Funds, called "iShares(R)," are listed and traded on national and foreign exchanges (each, a "Listing Exchange"). Market prices for iShares may be different from their net asset value ("NAV"). Each Fund has its own CUSIP number and exchange trading symbol.

Each Fund issues and redeems iShares at NAV only in large blocks of 50,000 iShares or multiples thereof ("Creation Units"). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units.

Except when aggregated in Creation Units, iShares are not redeemable securities.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                       Prospectus dated December 1, 2002
                          (as revised March 1, 2003)

     Table of Contents


Details on Investing    Overview..........................................  1
  in iShares            Introduction......................................  1
                        Investment Objective..............................  1
                        Principal Investment Strategies...................  1
                        Replication.......................................  2
                        Representative Sampling...........................  2
                        Correlation.......................................  2
                        Industry Concentration Policy.....................  2

Details on the Risks of Principal Risk Factors Common to All
  Investing in iShares    Funds...........................................  2
                        Market Risk.......................................  2
                        Trading Risk......................................  2
                        Asset Class Risk..................................  3
                        Tracking Error Risk...............................  3
                        Market Trading Risks..............................  3
                        Passive Investments...............................  3
                        Lack of Governmental Insurance or Guarantee.......  3
                        Concentration.....................................  4
                        Derivatives.......................................  4

Details on Each         Description of iShares Goldman Sachs
  iShares Fund            Index Funds.....................................  5
                        iShares Goldman Sachs Technology Index Fund.......  6
                        iShares Goldman Sachs Networking Index Fund.......  8
                        iShares Goldman Sachs Semiconductor Index Fund.... 10
                        iShares Goldman Sachs Software Index Fund......... 12
                        iShares Goldman Sachs Natural Resources Index Fund 14

                        Description of iShares MSCI Index Fund............ 17
                        iShares MSCI EAFE Index Fund...................... 18

Details on              Management........................................ 21
  Management            Investment Advisor................................ 21
                        Administrator, Custodian and Transfer Agent....... 21

Details on Buying and   Shareholder Information........................... 21
  Selling iShares       Buying and Selling iShares........................ 21
                        Book Entry........................................ 22
                        iShare Prices..................................... 22
                        Determining NAV................................... 22
                        Dividends and Distributions....................... 23
                        Taxes............................................. 23
                        Taxes on Distributions............................ 23
                        Taxes when iShares are Sold....................... 23
                        Creations and Redemptions......................... 24
                        iShares Transaction Fees.......................... 24
                        Possible Claim.................................... 25


                                                                         page i


  Distribution............................ 25

  Financial Highlights.................... 26

  Index Providers......................... 28

  Disclaimers............................. 28

  Supplemental Information................ 31
  Premium/Discount Information (Unaudited) 31
  Total Return Information................ 35

                                                                       i Shares

  page ii

Overview

Introduction

This Prospectus provides the information you need to make an informed decision about investing in iShares. It contains important facts about the iShares Trust as a whole and each Fund in particular.

An index is a group of securities that an Index Provider selects as representative of a market, market segment or specific industry sector. The Index Provider determines the relative weightings of the securities in the index and publishes information regarding the market value of the index.

Each Fund is an "index fund" which seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index (its "Underlying Index") developed by one of the following Index Providers:

      Goldman, Sachs & Co. is a leading global investment banking and securities firm, providing a full range of investing, advisory and financing services worldwide to a substantial and diversified client base.

      MSCI is a leading provider of global indices and benchmark related products and services to investors worldwide. Morgan Stanley Dean Witter & Co., a global financial services firm and a market leader in securities, asset management, and credit services, is the majority shareholder of MSCI.

Barclays Global Fund Advisors ("BGFA"), the advisor to each Fund, is a subsidiary of Barclays Global Investors, N.A. ("BGI"). BGFA and its affiliates are not affiliated with either of the Index Providers.

The Principal Investment Strategies and the Principal Risk Factors Common to All Funds sections discuss the principal strategies and risks applicable to the Funds, while the Description of iShares Funds sections provide important information about each Fund, including a brief description of its Underlying Index and principal risks specific to that Fund.

Investment Objective

Each Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of its Underlying Index.

Principal Investment Strategies

BGFA uses a "passive" or indexing approach to try to achieve each Fund's investment objective. Unlike many investment companies, the Funds do not try to "beat" the markets they track and do not seek temporary defensive positions when markets decline or appear overvalued. BGFA does not make any judgments about the investment merit of a particular security, nor does it attempt to apply any economic, financial or market analysis.

Indexing may eliminate some of the risks of active management, such as poor stock selection. Indexing may also help increase after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

Each Fund will invest at least 90% of its assets in the securities of its Underlying Index or in American Depository Receipts ("ADRs") based on securities in the Underlying Index. A Fund may hold up to 10% of its assets in securities not included in its Underlying Index. For example, BGFA may invest in securities not included in the relevant Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in the relevant Underlying Index (such as reconstitutions, additions and deletions). A Fund may also invest its other assets in futures contracts, options on futures contracts, options, and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA.

iShares Overview

BGFA uses two basic indexing strategies -- Replication and Representative Sampling -- as described below. The Description of iShares Funds sections indicate the strategy of each Fund.

Replication

"Replication" is investing in substantially all of the securities in the relevant Underlying Index in approximately the same proportions as in the Underlying Index.

Representative Sampling

"Representative Sampling" is investing in a representative sample of securities in the Underlying Index, which have a similar investment profile as the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use Representative Sampling generally do not hold all of the securities that are included in the relevant Underlying Index.

Correlation

An index is a theoretical financial calculation while a Fund is an actual investment portfolio. The performance of a Fund and its Underlying Index will vary somewhat due to transaction costs, market impact, corporate actions (such as mergers and spin-offs) and timing variances.

BGFA expects that, over time, the correlation between each Fund's performance and that of its Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. Any correlation of less than 100% is called "tracking error." A Fund using Representative Sampling can be expected to have a greater tracking error than a Fund using Replication.

Industry Concentration Policy

No Fund will concentrate its investments (i.e., hold 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Principal Risk Factors Common to all Funds

Each Fund is subject to the principal risks described below. Additional principal risks associated with a Fund are discussed under the description of such Fund. Some or all of these risks may adversely affect a Fund's NAV, trading price, yield, total return and/or its ability to meet its objectives.

Market Risk

Each Fund's NAV will react to securities markets movements. You could lose money over short periods due to fluctuation in a Fund's NAV in response to market movements, and over longer periods during market downturns.

Trading Risk

While the creation/redemption feature of iShares is designed to make it likely that iShares will trade close to their NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from net asset value.

                                                                       i Shares

Asset Class Risk

The returns from the types of securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of out-performance and underperformance in comparison to the general securities markets.

Tracking Error Risk

Factors such as the fees and expenses of a Fund, imperfect correlation between a Fund's securities and those in its Underlying Index, rounding of prices, changes to the Underlying Indices and regulatory policies may affect BGFA's ability to achieve close correlation with the Underlying Index of each Fund. Each Fund's returns may therefore deviate from those of its Underlying Index.

Market Trading Risks

Absence of Prior Active Market

      Although the iShares are listed for trading on the American Stock Exchange LLC ("AMEX"), New York Stock Exchange, Inc. ("NYSE"), Chicago Board Options Exchange ("CBOE"), and are listed and traded on other U.S. and foreign exchanges, there can be no assurance that an active trading market for iShares will develop or be maintained.

Lack of Market Liquidity

      Trading in iShares may be halted because of market conditions or for reasons that, in the view of the Listing Exchange, make trading in iShares inadvisable. In addition, trading in iShares is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of the iShares of any Fund will continue to be met or will remain unchanged.

iShares May Trade at Prices Other than NAV

      iShares may trade at, above or below their NAV. The NAV of iShares will fluctuate with changes in the market value of a Fund's holdings. The trading prices of iShares will fluctuate in accordance with changes in their NAVs as well as market supply and demand. However, given that iShares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAVs of iShares should not be sustained.

      Additional principal risks associated with investing in iShares of a particular Fund are discussed in the Description of iShares Funds sections.

Passive Investments

The Funds are not actively managed. Each Fund may be affected by a general decline in the U.S. or foreign market segments relating to its Underlying Index. Each Fund invests in the securities included in its Underlying Index regardless of their investment merit. BGFA does not attempt to individually select securities or to take defensive positions in declining markets.

Lack of Governmental Insurance or Guarantee

An investment in the Funds is not a bank deposit nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

iShares Overview

Concentration

If the Underlying Index of a Fund concentrates in a particular industry, group of industries or sector, that Fund may be adversely affected by the performance of those securities and be subject to price volatility. In addition, a Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence.

Derivatives

A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Each Fund may invest in stock index future contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

                                                                       i Shares

Description of iShares Funds

iShares Goldman Sachs Index Funds

..  iShares Goldman Sachs Technology Index Fund

..  iShares Goldman Sachs Networking Index Fund

..  iShares Goldman Sachs Semiconductor Index Fund

..  iShares Goldman Sachs Software Index Fund

..  iShares Goldman Sachs Natural Resources Index Fund


Goldman Sachs, Goldman Sachs Technology Sector Index, Goldman Sachs Technology Industry Multimedia Networking Index, Goldman Sachs Technology Industry Semiconductor Index, Goldman Sachs Natural Resources Sector Index and Goldman Sachs Technology Industry Software Index are servicemarks of Goldman, Sachs & Co. ("Goldman Sachs") and have been licensed for use for certain purposes by BGI. The Funds that are based on Goldman Sachs indices are not sponsored, endorsed, sold or promoted by Goldman Sachs, and Goldman Sachs makes no representations regarding the advisability of investing in iShares.

iShares Goldman Sachs Index Funds
iShares Goldman Sachs Technology Index Fund

Cusip: 464287549
AMEX Trading Symbol: IGM
Underlying Index: Goldman Sachs Technology Sector Index

Investment Objective

The Goldman Sachs Technology Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Goldman Sachs Technology Sector Index (the "Index").

Principal Investment Strategy

The Index has been developed by Goldman Sachs as an equity benchmark for U.S.-traded technology-related stocks. The Index includes companies in the following categories: producers of sophisticated computer-related devices; electronics networking and Internet services; producers of computer and Internet software; consultants for information technology; and providers of computer services. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. Because the Index will always be concentrated in the technology industry, which comprises 100% of its market capitalization, the Fund will always be concentrated in technology.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. Technology companies face intense competition, both domestically and internationally.

.. Technology companies may have limited product lines, markets, financial resources or personnel.

.. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction.

.. Technology companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

.. Companies in this sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.50%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.50%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $51    $160    $280     $628

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $900 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2002 was $1,227,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a Standard Redemption Fee of $900 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $1,227,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $8,068 if the Creation Unit is redeemed after one year, $21,464 if the Creation Unit is redeemed after three years, $36,093 if the Creation Unit is redeemed after five years, and $78,828 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

iShares Goldman Sachs Technology Index Fund iShares Goldman Sachs Networking Index Fund

Cusip: 464287531
AMEX Trading Symbol: IGN
Underlying Index: Goldman Sachs Technology Industry Multimedia Networking Index

Investment Objective

The Goldman Sachs Networking Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Goldman Sachs Technology Industry Multimedia Networking Index (the "Index").

Principal Investment Strategy

The Index has been developed by Goldman Sachs as an equity benchmark for U.S. traded multimedia networking stocks. The Index includes companies that are producers of telecom equipment, data networking and wireless equipment. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. Because the Index will always be concentrated in the multimedia networking industry, which comprises 100% of its market capitalization, the Fund will always be concentrated in the multimedia networking industry.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. Technology companies face intense competition, both domestically and internationally.

.. Technology companies may have limited product lines, markets, financial resources or personnel.

.. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction.

.. Technology companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

.. Companies in this sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.50%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.50%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $51    $160    $280     $628

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $200 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2002 was $481,500. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a Standard Redemption Fee of $200 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $481,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $2,861 if the Creation Unit is redeemed after one year, $8,119 if the Creation Unit is redeemed after three years, $13,861 if the Creation Unit is redeemed after five years, and $30,367 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

iShares Goldman Sachs Networking Index Fund iShares Goldman Sachs Semiconductor Index Fund

Cusip: 464287523
AMEX Trading Symbol: IGW
Underlying Index: Goldman Sachs Technology Industry Semiconductor Index

Investment Objective

The Goldman Sachs Semiconductor Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Goldman Sachs Technology Industry Semiconductor Index (the "Index").

Principal Investment Strategy

The Index has been developed by Goldman Sachs as an equity benchmark for U.S. traded semiconductor stocks. The Index includes companies that are producers of capital equipment or manufacturers of wafers and chips. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. Because the Index will always be concentrated in the semiconductor industry, which comprises 100% of its market capitalization, the Fund will always be concentrated in the semiconductor industry.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. Technology companies face intense competition, both domestically and internationally.

.. Technology companies may have limited product lines, markets, financial resources or personnel.

.. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction.

.. Technology companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

.. Companies in this sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.50%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.50%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $51    $160    $280     $628

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $250 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2002 was $1,478,500. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a Standard Redemption Fee of $250 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $1,478,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $8,058 if the Creation Unit is redeemed after one year, $24,208 if the Creation Unit is redeemed after three years, $41,845 if the Creation Unit is redeemed after five years, and $93,369 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

iShares Goldman Sachs Semiconductor Index Fund iShares Goldman Sachs Software Index Fund

CUSIP: 464287515
AMEX Trading Symbol: IGV
Underlying Index: Goldman Sachs Technology Industry Software Index

Investment Objective

The Goldman Sachs Software Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Goldman Sachs Technology Industry Software Index (the "Index").

Principal Investment Strategy

The Index has been developed by Goldman Sachs as an equity benchmark for U.S.-traded software-related stocks. The Index includes companies that are producers of client/server, enterprise software, Internet software, PC and entertainment software. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. Because the Index will always be concentrated in the software industry, which comprises 100% of its market capitalization, the Fund will always be concentrated in the software industry.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. Technology companies face intense competition, both domestically and internationally.

.. Technology companies may have limited product lines, markets, financial resources or personnel.

.. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction.

.. Technology companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

.. Companies in this sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                        0.5%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.50%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $51    $160    $280     $628

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $250 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2002 was $1,029,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a Standard Redemption Fee of $250 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $1,029,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $5,759 if the Creation Unit is redeemed after one year, $16,999 if the Creation Unit is redeemed after three years, $29,273 if the Creation Unit is redeemed after five years, and $65,130 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

iShares Goldman Sachs Software Index Fund iShares Goldman Sachs Natural Resources Index Fund

Cusip: 464287374
AMEX Trading Symbol: IGE
Underlying Index: Goldman Sachs Natural Resources Sector Index

Investment Objective

The iShares Goldman Sachs Natural Resources Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Goldman Sachs Natural Resources Sector Index (the "Index").

Principal Investment Strategy

The Goldman Sachs Natural Resources Sector Index has been developed by Goldman Sachs as an equity benchmark for U.S.-traded natural resource-related stocks. The Index includes companies in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. Because the Index will always be concentrated in the natural resources industry, which comprises 100% of its market capitalization, the Fund will always be concentrated in natural resources.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. The profitability of companies in this sector is related to worldwide energy prices and exploration, and production spending.

.. Companies in this sector could be adversely affected by changes in exchange rates.

.. Companies in this sector are affected by government regulation, world events and economic conditions.

..  Companies in this sector are at risk for environmental damage claims.

.. Companies in this sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition.

.. Companies in this sector may be adversely affected by depletion of resources, technical progress, labor relations, and government regulations.

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.50%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.50%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $51    $160    $280     $628

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2002 was $3,805,500. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a Standard Redemption Fee of $500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $3,805,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $20,453 if the Creation Unit is redeemed after one year, $62,025 if the Creation Unit is redeemed after three years, $107,422 if the Creation Unit is redeemed after five years, and $240,043 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

iShares Goldman Sachs Natural Resources Index Fund

                     [THIS PAGE INTENTIONALLY LEFT BLANK]




                                                                       i Shares

Description of iShares Fund

iShares MSCI Index Fund

..  iShares MSCI EAFE Index Fund



MSCI EAFE is a registered trademark of Morgan Stanley Capital International Inc. ("MSCI") and its affiliates and has been licensed for use for certain purposes by Barclays Global Investors, N.A. The Fund, based on the MSCI EAFE Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Prospectus contains a more detailed description of the limited relationship MSCI has with Barclays Global Investors, N.A. and the Fund. No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

Description of iShares MSCI Index Fund
iShares MSCI EAFE Index Fund

Cusip: 464287465
AMEX Trading Symbol: EFA
Underlying Index: MSCI EAFE Index /SM/

Investment Objective

The MSCI EAFE Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Index (the "Index").

Principal Investment Strategy

The MSCI EAFE Index has been developed by Morgan Stanley Capital International Inc. ("MSCI") as an equity benchmark for international stock performance. The Index includes stocks from Europe, Australia and the Far East. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund will concentrate its investments in a particular industry or geographic region to approximately the same extent the Index is so concentrated.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. Since foreign exchanges are open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

.. Because the Fund's NAV is determined on the basis of U.S. dollars, you may lose money if you invest in the Fund if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

.. An investment in the Fund involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the relevant foreign securities market, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in the Fund generally involves certain risks and considerations not typically associated with investing in a fund that invests in the securities of U.S. issuers. The principal risk factors, which could decrease the value of your investment, are listed and described below:

  .  Less liquid and less efficient securities markets;

  .  Greater price volatility;

  .  Exchange rate fluctuations and exchange controls;

  .  Less publicly available information about issuers;

  .  The imposition of withholding or other taxes;

  . The imposition of restrictions on the expatriation of funds or other assets of the Fund;

  . Higher transaction and custody costs and delays and risks of loss attendant in settlement procedures;

  .  Difficulties in enforcing contractual obligations;

                                                                       i Shares

  .  Lesser levels of regulation of the securities markets;

  .  Different accounting, disclosure and reporting requirements;

  .  More substantial government involvement in the economy;

  .  Higher rates of inflation;

  . Greater social, economic, and political uncertainty and the risk of nationalization or expropriation of assets and risk of war;

.. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

iShares MSCI EAFE Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.35%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.35%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $36    $113    $197     $443

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems iShares at NAV only in large blocks of 200,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $22,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2002 was $18,938,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a Standard Redemption Fee of $22,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $18,938,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $89,745 if the Creation Unit is redeemed after one year, $234,833 if the Creation Unit is redeemed after three years, $393,727 if the Creation Unit is redeemed after five years, and $860,301 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

                                                                       i Shares

Management

Investment Advisor

As investment advisor, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for each Fund and manages the investment of its assets. BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team-approach brings together many disciplines and leverages BGFA's extensive resources. BGFA also arranges for transfer agency, custody, fund administration and all other non-distribution related services necessary for the Funds to operate.

Under the Investment Advisory Agreement, BGFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses.

For the fiscal year ended July 31, 2002, BGFA received fees from each Fund based on rates of each Fund's average daily net assets, as shown in the following table.

       iShares Index Fund                                 Management Fee
       ------------------                                 --------------
       iShares Goldman Sachs Technology Index Fund             0.50%
       iShares Goldman Sachs Networking Index Fund             0.50%
       iShares Goldman Sachs Semiconductor Index Fund          0.50%
       iShares Goldman Sachs Software Index Fund               0.50%
       iShares Goldman Sachs Natural Resources Index Fund      0.50%
       iShares MSCI EAFE Index Fund                            0.35%

BGFA is located at 45 Fremont Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, together with its affiliates, is the world's largest investment advisor of institutional investment assets. As of September 30, 2002, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $690 billion. BGI, BGFA, Barclays Global Investor Services, Barclays Bank and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Funds portfolios may also invest.

Administrator, Custodian and Transfer Agent

Investors Bank & Trust Company ("Investors Bank") is the administrator, custodian and transfer agent for each Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell iShares of any Fund, is available free of charge by calling toll-free: 1-800-iShares or visiting our website www.iShares.com.

Buying and Selling iShares

iShares trade on the Listing Exchange during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. iShares may trade on a Listing Exchange until 4:15 (Eastern time) every day the Listing Exchange is open. There is no minimum investment. When buying or selling iShares through a broker, you will incur customary brokerage commissions and charges.

iShares Financial Highlights
iShares may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section.

iShares trade under the ticker symbols listed in this Prospectus.

Each Listing Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by registered investment companies in the securities of other investment companies, including iShares. Registered investment companies may invest in iShares in excess of the section 12(d)(1) limits in accordance with the terms and conditions of an SEC exemptive order which is expected to go into effect during the second quarter of 2003. However, there can be no assurances the SEC will issue the order.

Book Entry

iShares are held in book-entry form, which means that no stock certificates are issued. Depository Trust Company ("DTC") or its nominee, is the record owner of all outstanding iShares of each Fund and is recognized as the owner of all iShares for all purposes.

Investors owning iShares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all iShares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of iShares, you are not entitled to receive physical delivery of stock certificates or to have iShares registered in your name, and you are not considered a registered owner of iShares. Therefore, to exercise any right as an owner of iShares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or "street name" form.

iShare Prices

The trading prices of iShares on the Listing Exchange may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors. In addition, in the case of a fund that invests in securities that primarily trade on a foreign exchange, since such foreign exchange may be open on days when the Fund or a Listing Exchange is closed, shareholders may not be able to purchase or redeem iShares from the Fund or buy or sell iShares on the Listing Exchange on days when the NAV of the Fund is significantly affected by events in foreign markets.

The approximate value of iShares of each Fund will be disseminated by the Listing Exchange (except the iShares MSCI EAFE Index Fund) every fifteen seconds. The approximate values of iShares of the iShares MSCI EAFE Index Fund will be provided by Bloomberg. This approximate value should not be viewed as a "real-time" update of the NAV per iShare of any Fund, because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The Funds are not involved in, or responsible for, the calculation or dissemination of such amount and make no warranty as to its accuracy.

Determining NAV

Investors Bank calculates each Fund's NAV in accordance with the standard formula for valuing mutual fund shares at the close of regular trading (normally 4:00 p.m. Eastern time) every day the American Stock Exchange is open. The formula calls for deducting all of a Fund's liabilities from the total value of its assets and dividing the result by the number of shares outstanding. Investors Bank values the securities at their current market prices. If such prices are not readily available, Investors Bank uses estimates of the securities' fair value in accordance with guidelines approved by the Trust's Board of Trustees.

                                                                       i Shares

Dividends and Distributions

Each Fund pays out dividends to investors at least annually. All the Funds distribute their net capital gains, if any, to investors annually.

Taxes

As with any investment, you should consider how your investment in iShares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in iShares.

Unless your investment in iShares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

..  Each Fund makes distributions, and

..  You sell iShares.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid at least annually by each fund. In general, your distributions are subject to federal income tax for the year when they are paid. Certain dividends paid in January, however, may be treated as paid in the prior year. A distribution may be taxable to you as ordinary income or as capital gain.

Dividends paid out of a Fund's net investment income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the iShares.

Dividends and interest received by each Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Since more than 50% of the total assets of the iShares MSCI EAFE Index Fund will almost certainly consist of foreign stocks or securities, the Fund intends to "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Funds. This means that you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, each Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

If you are a legal permanent resident or citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes when iShares are Sold

Currently, any capital gain or loss realized upon a sale of iShares is generally treated as long-term capital gain or loss if iShares have been held for more than one year and as short-term capital gain or loss if iShares have been held for one year or less.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of iShares. Consult your personal tax adviser about the potential tax consequences of an investment in iShares under all applicable tax laws.

iShares Financial Highlights

Creations and Redemptions

The iShares that trade on a Listing Exchange are "created" at their NAV by market makers, large investors and institutions in block-size Creation Units of 50,000 iShares or more. Each "creator" enters into an authorized participant agreement with SEI Investment Distribution Co., the Funds' distributor, and deposits into the applicable Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units, generally 50,000 iShares.

Similarly, iShares can only be redeemed in a specified number of Creation Units, generally 50,000 iShares, principally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, iShares are not redeemable. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form proscribed in the authorized participant agreement.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC Participant, and in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations ("Participant Agreement"). Information about the procedures regarding creation and redemption of Creation Units is included in the Statement of Additional Information.

Because new iShares may created and issued on an ongoing basis, at any point during the life of a Fund a "distribution," as such term is used in the Securities Act of 1933 (the "Securities Act"), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus-delivery and liability provisions of the Securities Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case. Broker-dealers should also note that dealers who are not "underwriters," but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with iShares that are part of an "unsold allotment" within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the Securities Act.

iShares Transaction Fees

Each Fund will impose a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of iShares. Purchasers and redeemers of Creation Units of iShares for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. The creation and redemption transaction fees for creations and redemptions in kind for each Fund are listed below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units, and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee will be the amount indicated regardless of the number of Creation Units redeemed that day. The creation and redemption transaction fees for creations and redemptions (i) for domestic Funds made through DTC and (ii) for all Funds made for cash (when cash creations and redemptions are available or specified) will also be subject to an additional variable charge of up to a maximum of four times the amount shown below under "Maximum Creation/Redemption Transaction Fee". In addition, purchasers of iShares in Creation Units are responsible for payment of the costs of transferring the Deposit Securities to the Trust. Redeemers of iShares in Creation Units are responsible for the costs of transferring the Fund Securities from the Trust to their accounts or on their order. Investors who use the services of a broker or other such intermediary may pay fees for such services. The following table also shows, as of September 30, 2002, the approximate cost of one Creation Unit per Fund, including the creation transaction fee.

                                                                       i Shares

                                                       Approximate      Standard     Maximum
                                                       Value of a       Creation/   Creation/
                                                      Creation Unit    Redemption  Redemption
                                                   as of September 30, Transaction Transaction
Name of Fund                                              2002             Fee         Fee
------------                                       ------------------- ----------- -----------
iShares Goldman Sachs Technology Index Fund            $ 1,227,000       $   900     $ 3,600
iShares Goldman Sachs Networking Index Fund            $   481,500       $   200     $   800
iShares Goldman Sachs Semiconductor Index Fund         $ 1,478,500       $   250     $ 1,000
iShares Goldman Sachs Software Index Fund              $ 1,029,000       $   250     $ 1,000
iShares Goldman Sachs Natural Resources Index Fund     $ 3,805,500       $   500     $ 2,000
iShares MSCI EAFE Index Fund                           $18,938,000       $22,000     $88,000

Possible Claim

In April 2002, the judge overseeing an ongoing action in the U.S. District Court for the Northern District of Illinois granted leave for a United States patentholder named Mopex, Inc. to amend its complaint to add the Trust, along with seven other parties, as a defendant. There are now a total of twenty defendants, including the Trust's investment advisor, other exchange traded funds, various fund service providers and market makers, and the Chicago Stock Exchange, Inc. In the action, the plaintiff alleges that the actions of the parties, now including the Trust, infringed the patent. In addition, the plaintiff alleges that the parties engaged in a "conspiracy" amongst themselves to infringe the patent. Although this is the only case to which the Trust has been named a party, this action is one of three involving related issues. The Trust believes it has valid defenses to all claims raised by the patentholder. However, a resolution of this case may impose increased costs on the Trust and thus raise the expense ratios of the Funds, adversely affecting performance.

Distribution

SEI Investments Distribution Co. serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in iShares. The Distributor's principal address is 1 Freedom Valley Drive, Oaks, PA 19456.

The Distributor has no role in determining the policies of any Fund or the securities that are purchased or sold by any Fund.

iShares Financial Highlights

Financial Highlights

The financial highlights tables are intended to help investors understand a Fund's financial performance for the period of a Fund's operations. Certain information reflects financial results for a single share of the Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report is included along with each Fund's financial statements in the Annual Report (available upon request).

iShares Trust
Financial Highlights

(For a share outstanding throughout each period)

                                                                                           iShares Goldman Sachs
                                         iShares Goldman Sachs    iShares Goldman Sachs        Semiconductor
                                         Technology Index Fund    Networking Index Fund          Index Fund
                                        -------------------      ------------------------ ------------------------
                                                  Period from              Period from              Period from
                                          Year     Mar. 13,        Year     Jul. 10,        Year     Jul. 10,
                                         ended      2001/1/       ended      2001/1/       ended      2001/1/
                                        Jul. 31,  to Jul. 31,    Jul. 31,  to Jul. 31,    Jul. 31,  to Jul. 31,
                                          2002       2001          2002       2001          2002       2001
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $ 54.58     $ 56.71      $ 38.02     $ 36.32      $ 73.93     $ 65.65
                                        --------  -----------    --------  -----------    --------  -----------
Income from investment operations:
    Net investment loss                   (0.25)      (0.08)       (0.06)      (0.01)       (0.07)      (0.01)
    Net realized and unrealized gain
     (loss)                              (24.05)      (2.05)      (24.87)       1.71       (32.23)       8.29
                                        --------  -----------    --------  -----------    --------  -----------
Total from investment operations         (24.30)      (2.13)      (24.93)       1.70       (32.30)       8.28
                                        --------  -----------    --------  -----------    --------  -----------
Net asset value, end of period          $ 30.28     $ 54.58      $ 13.09     $ 38.02      $ 41.63     $ 73.93
                                        ========  ===========    ========  ===========    ========  ===========
Total return                             (44.52)%     (3.76)%/2/  (65.57)%      4.68 %/2/  (43.69)%     12.61 %/2/
                                        ========  ===========    ========  ===========    ========  ===========
Ratios/Supplemental data:
    Net assets, end of period (000s)    $21,194     $79,142      $24,219     $24,716      $64,522     $33,268
    Ratio of expenses to average net
     assets/3/                             0.50 %      0.50 %       0.50 %      0.50 %       0.50 %      0.50 %
    Ratio of net investment loss to
     average net assets/3/                (0.30)%     (0.33)%      (0.34)%     (0.50)%      (0.29)%     (0.38)%
    Portfolio turnover rate/4/                8 %         0 %/5/      46 %         9 %          8 %         0 %/5/
------------------------------------------------------------------------------------------------------------------

1  Commencement of operations.

2  Not annualized.

3  Annualized for periods of less than one year.

4 Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

5  Rounds to less than 1%.

                                                                       i Shares
iShares Trust
Financial Highlights (continued)

(For a share outstanding throughout each period)

                                                                           iShares Goldman Sachs  iShares MSCI
                                                   iShares Goldman Sachs     Natural Resources        EAFE
                                                    Software Index Fund         Index Fund         Index Fund
                                                  -------------------      --------------------- ------------
                                                            Period from         Period from       Period from
                                                    Year     Jul. 10,            Oct. 22,           Aug. 14,
                                                   ended      2001/1/             2001/1/           2001/1/
                                                  Jul. 31,  to Jul. 31,         to Jul. 31,       to Jul. 31,
                                                    2002       2001                2002               2002
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 48.28     $ 49.12             $ 94.92         $   127.63
                                                  --------  -----------    --------------------- ------------
Income from investment operations:
    Net investment income (loss)                    (0.07)      (0.01)               1.10               0.93
    Net realized and unrealized loss               (24.60)      (0.83)             (11.69)            (22.07)
                                                  --------  -----------    --------------------- ------------
Total from investment operations                   (24.67)      (0.84)             (10.59)            (21.14)
                                                  --------  -----------    --------------------- ------------
Less distributions from:
    Net investment income                              --          --               (1.06)             (0.25)
                                                  --------  -----------    --------------------- ------------
Total distributions                                    --          --               (1.06)             (0.25)
                                                  --------  -----------    --------------------- ------------
Net asset value, end of period                    $ 23.61     $ 48.28             $ 83.27         $   106.24
                                                  ========  ===========    ===================== ============
Total return                                       (51.10)%     (1.71)%/2/         (11.29)%/2/        (16.57)%/2/
                                                  ========  ===========    ===================== ============
Ratios/Supplemental data:
    Net assets, end of period (000s)              $37,769     $26,556             $20,817         $3,803,438
    Ratio of expenses to average net assets/3/       0.50 %      0.50 %              0.50 %             0.35 %
    Ratio of net investment income (loss) to
     average net assets/3/                          (0.42)%      0.50 %              1.51 %             1.87 %
    Portfolio turnover rate/4/                         14 %         0 %/5/             12 %                8 %
-----------------------------------------------------------------------------------------------------------------

1  Commencement of operations.

2  Not annualized.

3  Annualized for periods of less than one year.

4 Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

5  Rounds to less than 1%.

iShares Financial Highlights

Index Providers

Goldman Sachs is a leading global investment banking and securities firm, providing a full range of investing, advisory and financing services worldwide to a substantial and diversified client base, which includes corporations, financial institutions, governments and high net worth individuals. Founded in 1869, it is one of the oldest and largest investment banking firms. The Firm is headquartered in New York and maintains offices in London, Frankfurt, Tokyo, Hong Kong and other major financial centers around the world.

MSCI is a leading provider of global indices and benchmark related products and services to investors worldwide. It is headquartered in New York, and conducts business worldwide with operations in Geneva, London, Hong Kong, Tokyo, Singapore, Sydney, Frankfurt, Milan, Paris, Princeton and San Francisco. Morgan Stanley Dean Witter & Co., a global financial services firm and a market leader in securities, asset management, and credit services, is the majority shareholder of MSCI, and The Capital Group Companies, Inc., a global investment management group, is the minority shareholder.

BGI has entered into a license agreement with each of the Index Providers to use the Underlying Indices. BGI is sub-licensing rights in the Underlying Indices to iShares Trust at no charge.

Disclaimers

The iShares Trust is not sponsored or endorsed by Goldman, Sachs & Co. ("Goldman Sachs"). Goldman Sachs makes no representation or warranty, express or implied, to the owners of the iShares or any member of the public regarding the advisability of investing in securities generally or in iShares particularly, or the ability of the Goldman Sachs Indices to track general stock market performance. Goldman Sachs is the licensor of certain trademarks, service marks and trade names. The Goldman Sachs Indices on which certain Funds are based are determined, composed and calculated by Goldman Sachs without regard to BGI, BGFA or the Funds. Goldman Sachs has no obligation to take the needs of BGI, BGFA or the owners of iShares into consideration in determining, composing or calculating the Goldman Sachs Indices. Goldman Sachs is not responsible for and has not participated in the determination of the prices and amount of iShares or the timing of the issuance or sale of iShares. Goldman Sachs has no obligation or liability in connection with the administration of the Trust or the marketing or trading of iShares. Although Goldman Sachs obtains information for inclusion or use in the calculation of the Goldman Sachs Indices from sources that Goldman Sachs considers reliable, Goldman Sachs does not guarantee the accuracy and/or the completeness of the Goldman Sachs Indices or any data included therein. Goldman Sachs shall have no liability for any errors, omissions or interruptions therein. Goldman Sachs makes no warranty, express or implied, as to results to be obtained by BGI, BGFA or owners of iShares, or any other person or entity from the use of the Goldman Sachs Indices or any data included therein. Goldman Sachs makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Goldman Sachs Indices or any data included therein. Without limiting any of the foregoing, in no event shall Goldman Sachs have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Goldman Sachs Indices or any data included therein, even if notified of the possibility of such damages.

The iShares Trust is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI EAFE Index makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in funds generally or in these Funds particularly or the ability of the MSCI EAFE Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI

                                                                       i Shares
and of the MSCI EAFE Index which is determined, composed and calculated by MSCI without regard to these Funds or the issuer of these Funds. MSCI has no obligation to take the needs of the issuer of these Funds or the owners of these Funds into consideration in determining, composing or calculating the MSCI EAFE Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of these Funds to be issued or in the determination or calculation of the equation by which these Funds is redeemable for cash. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI EAFE Index has any obligation or liability to owners of these Funds in connection with the administration, marketing or trading of these Funds.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI EAFE Index guarantees the accuracy and or the completeness of the indexes or any data included therein. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI EAFE Index makes any warranty, express or implied, as to results to be obtained by licensee, licensee's customers and counterparties, owners of the funds, or any other person or entity from the use of the indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI EAFE Index shall have any liability for any errors, omissions or interruptions of or in connection with the indexes or any data included therein. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI EAFE Index makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any other party involved in making or compiling the MSCI EAFE Index have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of these Funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

iShares are not sponsored, endorsed or promoted by the AMEX. The AMEX makes no representation or warranty, express or implied, to the owners of the iShares of any Fund or any member of the public regarding the ability of a fund to track the total return performance of the various Underlying Indices or the ability of the Underlying Indices identified herein to track stock market performance. The Underlying Indices identified herein are determined, composed and calculated by Goldman Sachs and MSCI without regard to the iShares of any Fund. The AMEX is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any index, nor in the determination of the timing of, prices of, or quantities of the iShares of any Fund to be issued, nor in the determination or calculation of the equation by which the iShares are redeemable. The AMEX has no obligation or liability to owners of the iShares of any Fund in connection with the administration, marketing or trading of the iShares of any Fund.

The AMEX does not guarantee the accuracy and/or the completeness of any indices or any data included therein. The AMEX makes no warranty, express or implied, as to results to be obtained by the iShares Trust on behalf of its Funds as licensee, licensee's customers and counterparties, owners of the iShares, or any other person or entity from the use of the subject indices or any data included therein in connection with the rights licensed as described herein or for any other use. The AMEX makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indices or

iShares Disclaimers
any data included therein. Without limiting any of the foregoing, in no event shall the AMEX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BGFA does not guarantee the accuracy and/or the completeness of the Underlying Indices or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by a Fund, owners of the iShares of a Fund, or any other person or entity from the use of the Index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                                                                       i Shares
iShares Trust

Supplemental Information

I.  Premium/Discount Information (Unaudited)

The chart below presents information about the differences between the daily market price on secondary markets for shares of each Fund and that Fund's net asset value. Net asset value, or "NAV," is the price per share at which a Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares every day the American Stock Exchange is open. The "Market Price" of a Fund generally is determined using the midpoint between the highest bid and the lowest offer on the exchange on which the iShares of such Fund are listed for trading, as of the time that the Fund's NAV is calculated. A Fund's Market Price may be at, above or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of its portfolio holdings. The trading price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of a Fund on a given day. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Funds. The information shown for each Fund is for the period from October 1, 2001 through September 30, 2002. Funds launched after October 1, 2001 show the period from such Fund's first date of trading through September 30, 2002. The specific periods covered for each Fund are disclosed in the chart for such Fund.

The vertical column of each chart shows the premium or discount expressed as a percentage of NAV. The horizontal column indicates the number of trading days in the period covered by each chart. Each bar in the chart shows the number of trading days in which the Fund traded within the premium/discount range indicated. All data presented here represents past performance, which cannot be used to predict future results.

iShares Supplemental Information

                                    [CHART]

6.0%     0
         0
5.0%     0
         0
4.0%     0
         0
3.0%     0
         1
2.0%     0
         1
1.0%     5
         18
0.0%     320
         20
-1.0%    5
         1
-2.0%    1
         0
-3.0%    0
         1
-4.0%    0
         0
-5.0%    0
         0
-6.0%    0



                                    [CHART]

6.0%     0
         0
5.0%     0
         0
4.0%     0
         0
3.0%     0
         0
2.0%     1
         2
1.0%     2
         23
0.0%     191
         24
-1.0%    4
         2
-2.0%    0
         0
-3.0%    0
         0
-4.0%    0
         0
-5.0%    0
         0
-6.0%    1


                                                                       i Shares

                                    [CHART]

6.0%     1
         0
5.0%     0
         0
4.0%     0
         0
3.0%     0
         0
2.0%     0
         0
1.0%     5
         18
0.0%     197
         24
-1.0%    3
         2
-2.0%    0
         0
-3.0%    0
         0
-4.0%    0
         0
-5.0%    0
         0
-6.0%    0





                                    [CHART]

6.0%     0
         0
5.0%     0
         0
4.0%     0
         0
3.0%     0
         0
2.0%     1
         1
1.0%     2
         16
0.0%     211
         16
-1.0%    2
         1
-2.0%    0
         0
-3.0%    0
         0
-4.0%    0
         0
-5.0%    0
         0
-6.0%    0




iShares Supplemental Information

                                    [CHART]

6.0%     0
         0
5.0%     0
         0
4.0%     0
         0
3.0%     0
         0
2.0%     0
         0
1.0%     0
         0
0.0%     182
         3
-1.0%    1
         0
-2.0%    0
         0
-3.0%    0
         0
-4.0%    0
         0
-5.0%    0
         0
-6.0%    0




                                    [CHART]

6.0%     0
         0
5.0%     0
         0
4.0%     0
         0
3.0%     0
         2
2.0%     1
         6
1.0%     28
         55
0.0%     131
         17
-1.0%    8
         2
-2.0%    0
         0
-3.0%    0
         0
-4.0%    0
         0
-5.0%    0
         0
-6.0%    0




                                                                       i Shares

II.  Total Return Information (Unaudited)

The table below presents information about the total return of each Fund's Underlying Index and the total return of each Fund. The information presented for each Fund is for its fiscal year ended July 31, 2002.

Total returns represent the change in value of each Fund during the period noted in each table. Market return is based on the market price per share of each Fund, and NAV return is based on the NAV per share of each Fund. For a discussion of some of the reasons why NAV per share and market price per share may differ, see "Premium/Discount Information" on page 30. The Market and NAV returns do not include brokers' commissions. If brokerage commissions were included, market returns would be lower. A Fund's past performance is no guarantee of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Underlying Index is a statistical composite that tracks a specified financial market or sector. Unlike the Funds, the indices do not actually hold a portfolio of securities and therefore do not incur the management fees or other expenses incurred by the Funds. These fees and expenses negatively impact the performance of each Fund.

                                     Average Annual Total Returns               Cumulative Total Returns
                         ----------------------------------------------------- --------------------------
                             Year Ended 7/31/02        Inception to 7/31/02       Inception to 7/31/02
                         -------------------------- -------------------------- --------------------------
   iShares Index Fund      NAV     Market   Index     NAV     Market   Index     NAV     Market   Index
   ------------------    -------- -------- -------- -------- -------- -------- -------- -------- --------
Goldman Sachs
 Technology*             (44.52)% (44.49)% (44.25)% (36.40)% (36.52)% (36.23)% (46.60)% (46.75)% (46.25)%
Goldman Sachs
 Networking**            (65.57)% (65.19)% (65.27)% (61.81)% (61.61)% (61.51)% (63.96)% (63.77)% (63.66)%
Goldman Sachs
 Semiconductor**         (43.69)% (43.62)% (43.51)% (34.93)% (35.04)% (34.72)% (36.59)% (36.71)% (36.37)%
Goldman Sachs Software** (51.10)% (51.18)% (50.84)% (49.89)% (50.05)% (49.64)% (51.94)% (52.10)% (51.67)%
---------------------------------------------------------------------------------------------------------

* Total returns for the period since inception are calculated from the inception date of the Fund (3/13/01).

** Total returns for the period since inception are calculated from the inception date of the Fund (7/10/01).

--------------------------------------------------------------------------------
                                 Total Returns
--------------------------------------------------------------------------------

                                   Inception to 7/31/02*
                                 --------------------------
       iShares Index Fund          NAV     Market   Index
       ------------------        -------- -------- --------
Goldman Sachs Natural Resources* (11.29)% (11.44)% (11.35)%
MSCI EAFE**                      (16.57)% (15.68)% (16.70)%
-----------------------------------------------------------

* Total returns for the period since inception are calculated from the inception date of the Fund (10/22/01).

** Total returns for the period since inception are calculated from the inception date of the Fund (8/14/01).

iShares Supplemental Information

                     [THIS PAGE INTENTIONALLY LEFT BLANK]



                                                                       i Shares

Copies of the Prospectus can be found on our website at www.iShares.com. For more detailed information on the iShares Trust and iShares, you may request a copy of the Statement of Additional Information ("SAI").

The SAI provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about a Fund's investments is available in the iShares Trust's annual and semiannual reports to shareholders. In the iShares Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

If you have questions about the Funds or iShares or you wish to obtain the SAI, semiannual or annual report free of charge, please:

       Call: 1-800-iShares
             Monday through Friday
             8:00 a.m. to 8:00 p.m. (Eastern time)

      Write: iShares Trust
             c/o SEI Investments Distribution Co.
             1 Freedom Valley Drive
             Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about any Fund and its iShares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

                   Investment Company Act File No. 811-09729

iShares Supplemental Information
iShares(R)

iShares Trust

The iShares Trust consists of over 50 separate investment portfolios called funds. The "Fund" described herein seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Nasdaq Biotechnology Index, an equity market index compiled by the Nasdaq Stock Market, Inc.(R) This prospectus relates solely to the following Fund: the iShares Nasdaq Biotechnology Index Fund. Barclays Global Fund Advisors is the advisor to the Fund.

iShares Trust is a registered investment company. The shares of iShares Trust, called "iShares", are listed and traded on national securities exchanges (each, a "Listing Exchange"). Market prices for iShares may be different from their net asset value ("NAV"). The Fund has its own CUSIP number and exchange trading symbol.

The Fund issues and redeems iShares at NAV only in large blocks of 50,000 iShares or multiples thereof ("Creation Units"). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units.

Except when aggregated in Creation Units, iShares are not redeemable securities.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                        Prospectus dated August 1, 2002
                          (as revised March 1, 2003)

     Table of Contents

Details on Investing        Overview.....................................  1
  in iShares                Introduction.................................  1

More details about the Fund iShares Nasdaq Biotechnology Index Fund......  2
                            Investment Objective.........................  2
                            Principal Investment Strategy................  2
                            Description of the Nasdaq Biotechnology Index  2
                            Representative Sampling......................  2
                            Correlation..................................  3
                            Industry Concentration Policy................  3
                            Principal Risks Specific to the Fund.........  3
                            Passive Investments..........................  4
                            Lack of Governmental Insurance or Guaranty...  4
                            Concentration................................  4
                            Derivatives..................................  4
                            Performance Information......................  4

                            Fees and Expenses............................  5

Details on Management       Management...................................  6
  and Operations            Investment Advisor...........................  6
                            Administrator, Custodian and Transfer Agent..  6

Details on Buying and       Shareholder Information......................  6
  Selling iShares           Buying and Selling iShares...................  6
                            Book Entry...................................  7
                            iShare Prices................................  7
                            Determining NAV..............................  7
                            Dividends and Distributions..................  7
                            Taxes........................................  7
                            Taxes on Distributions.......................  8
                            Taxes when iShares are Sold..................  8
                            Creations and Redemptions....................  8
                            Transaction Fees.............................  9
                            Possible Claim...............................  9

                            Distribution.................................  9

                            Index Provider............................... 10

                            Financial Highlights......................... 11

                            Disclaimers.................................. 12

                            Supplemental Information..................... 13
                            Premium/Discount Information (Unaudited)..... 13
                            Total Return Information..................... 14


                                                                         page i

Overview

Introduction

This Prospectus provides the information you need to make an informed decision about investing in iShares. It contains important facts about the iShares Trust as a whole and the iShares Nasdaq Biotechnology Index Fund in particular.

An index is a group of securities that an Index Provider selects as representative of a market, market segment or specific industry sector. The Index Provider determines the relative weightings of the securities in the index and publishes information regarding the market value of the index.

The Fund is an "index fund" which seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index (its "Underlying Index"). The Fund's Underlying Index, the Nasdaq Biotechnology Index, was developed by The Nasdaq Stock Market, Inc.(R) The Nasdaq Stock Market calculates and disseminates various indices including the Nasdaq Composite(R). The Nasdaq Biotechnology Index contains companies primarily engaged in using biomedical research for the discovery or development of new treatments or cures for human disease.

Barclays Global Fund Advisors ("BGFA"), the advisor to the Fund, is a subsidiary of Barclays Global Investors, N.A. ("BGI"). BGFA and its affiliates are not affiliated with The Nasdaq Stock Market, Inc.(R)

iShares Overview
iShares Nasdaq Biotechnology Index Fund

Cusip: 464287556
AMEX Trading Symbol: IBB
Underlying Index: Nasdaq Biotechnology Index(R)


Investment Objective

The iShares Nasdaq Biotechnology Index Fund(R) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Nasdaq Biotechnology Index(R) (the "Index").

Principal Investment Strategy

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the markets it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. BGFA does not make any judgments about the investment merit of a particular security, nor does it attempt to apply any economic, financial or market analysis.

Indexing may eliminate some of the risks of active management, such as poor security selection. Indexing may also help increase after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund will invest at least 90% of its assets in the securities of the Index or in American Depository Receipts ("ADRs") based on securities in the Index. The Fund may hold up to 10% of its assets in securities not included in the Index. For example, BGFA may invest in securities not included in the Index in order to reflect various corporate actions (such as mergers) and other changes in the Index (such as reconstitutions, additions and deletions). A Fund may also invest its other assets in futures contracts, options on futures contracts, options, and swaps related to the Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Description of the Nasdaq Biotechnology Index

The Index contains companies primarily engaged in using biomedical research for the discovery or development of new treatments or cures for human disease. The Index is one of eight sub-indices of the Nasdaq Composite(R), which measures all common type stocks listed on The Nasdaq Stock Market(R).

Representative Sampling

BGFA uses a Representative Sampling strategy to manage the Fund. "Representative Sampling" is investing in a representative sample of securities in the Nasdaq Biotechnology Index, which have a similar investment profile as the Nasdaq Biotechnology Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Nasdaq Biotechnology Index. This means that the Fund generally will not hold all of the securities that are included in the Nasdaq Biotechnology Index.

                                                                       i Shares

Correlation

An index is a theoretical financial calculation, while a Fund is an actual investment portfolio. The performance of the Fund and the Nasdaq Biotechnology Index will vary somewhat due to transaction costs, market impact, corporate actions (such as mergers and spin-offs) and timing variances.

BGFA expects that, over time, the correlation between the Fund's performance and that of the Nasdaq Biotechnology Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. Any correlation of less than 100% is called "tracking error." A Fund using Representative Sampling can be expected to have a greater tracking error than a fund using Replication. Replication is a strategy in which a Fund invests in substantially all of the securities in its Underlying Index in approximately the same proportion as in the Underlying Index.

Industry Concentration Policy

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. Because the Index will always be concentrated in the biotechnology industry, which comprises 100% of its market capitalization, the Fund will always be concentrated in biotechnology.

Principal Risk Factors

The Fund is subject to the principal risks described below. Some or all of these risks may adversely affect the Fund's NAV, trading price, yield, total return and/or its ability to meet its objectives.

.. Market Risk: The Fund's NAV will react to securities markets movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to market movements, and over longer periods during market downturns.

.. Trading Risk: While the creation/redemption feature of iShares is designed to make it likely that iShares will trade close to their NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from net asset value.

.. Asset Class Risk: The returns from the types of securities in which the Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of out-performance and underperformance in comparison to the general securities markets.

.. Tracking Error Risk: Factors such as the fees and expenses of the Fund, imperfect correlation between the Fund's securities and those in the Index, rounding of prices, changes to the Index and regulatory policies may affect BGFA's ability to achieve close correlation with the Index. The Fund's returns may therefore deviate from those of the Index.

..  Market Trading Risks:

  . Absence of Prior Active Market: Although the iShares are listed for trading on the American Stock Exchange LLC ("AMEX") and are listed and traded on other U.S. and foreign exchanges, there can be no assurance that an active trading market for iShares will develop or be maintained.

  . Lack of Market Liquidity: Trading in iShares may be halted because of market conditions or for reasons that, in the view of the Listing Exchange, make trading in iShares inadvisable. In addition, trading in iShares is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of the iShares of the Fund will continue to be met or will remain unchanged.

  . iShares May Trade at Prices Other than NAV: iShares may trade at, above or below their NAV. The NAV of iShares will fluctuate with changes in the market value of the Fund's holdings. The trading prices of iShares will fluctuate in accordance with changes in their NAVs as well as

iShares Nasdaq Biotechnology Index Fund
     market supply and demand. However, given that iShares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAVs of iShares should not be sustained.

  . The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

  . The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

  . Companies in this industry spend heavily on research and development and their products or services may not prove commercially successful or may become obsolete quickly.

  . The biotechnology industry may be subject to greater governmental regulation than other industries and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on this sector.

  . Companies in this industry are subject to risks of new technologies and competitive pressures.

  . Companies in this industry are heavily dependent on patents and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Passive Investments

The Fund is not actively managed. It may be affected by a general decline in the U.S. or foreign market segments relating to the Index. The Fund invests in the securities included in the Index regardless of their investment merit. BGFA does not attempt to individually select securities or to take defensive positions in declining markets.

Lack of Governmental Insurance or Guarantee

An investment in the Fund is not a bank deposit nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Concentration

If the Underlying Index of the Fund concentrates in a particular industry, group of industries or sector, the Fund may be adversely affected by the performance of those securities and be subject to price volatility. In addition, a Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence.

Derivatives

A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in stock index future contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the section "Supplemental Information" at the back of this Prospectus.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.50%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.50%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $51    $160    $280     $628

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $350 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of May 31, 2002 was $2,897,500. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $350 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,897,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $15,162 if the Creation Unit is redeemed after one year, $46,815 if the Creation Unit is redeemed after three years, $81,380 if the Creation Unit is redeemed after five years, and $182,359 if the Creation Unit is redeemed after ten years.
--------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

iShares Nasdaq Biotechnology Index Fund

Management

Investment Advisor

As investment advisor, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of its assets. BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources. BGFA also arranges for transfer agency, custody, fund administration and all other non-distribution related services necessary for the Funds to operate.

Under the Investment Advisory Agreement, BGFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses.

BGFA will receive fees from the Fund based on rates of the Fund's average daily net assets, as follows:

                                                                     Management
iShares Index Fund                                                      Fee
------------------                                                   ----------
iShares Nasdaq Biotechnology Index Fund                                 0.50%

BGFA is located at 45 Fremont Street, San Francisco, CA 94105. It is a wholly owned subsidiary of BGI, which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, together with its affiliates, is the world's largest investment advisor of institutional investment assets. As of May 31, 2002, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $785 billion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Funds portfolios may also invest.

Administrator, Custodian and Transfer Agent

Investors Bank & Trust Company ("Investors Bank") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell iShares of any Fund, is available free of charge by calling toll-free: 1-800-iShares or visiting our website at www.iShares.com.

Buying and Selling iShares

iShares trade on exchanges during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. iShares may trade on a Listing Exchange until 4:15 p.m. (Eastern time) every day the exchange is open. There is no minimum investment. When buying or selling iShares through a broker, you will incur customary brokerage commissions and charges.

iShares may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section.

iShares trade under the ticker symbol listed in this Prospectus.

The Listing Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                                                                       i Shares

Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by registered investment companies in the securities of other investment companies, including iShares. Registered investment companies may invest in iShares in excess of the section 12(d)(1) limits in accordance with the terms and conditions of an SEC exemptive order which is expected to go into effect during the second quarter of 2003. However, there can be no assurance the SEC will issue the order.

Book Entry

iShares are held in book-entry form, which means that no stock certificates are issued. Depository Trust Company ("DTC") or its nominee, is the record owner of all outstanding iShares of the Fund and is recognized as the owner of all iShares for all purposes.

Investors owning iShares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all iShares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of iShares, you are not entitled to receive physical delivery of stock certificates or to have iShares registered in your name, and you are not considered a registered owner of iShares. Therefore, to exercise any right as an owner of iShares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or "street name" form.

iShare Prices

The trading prices of iShares on a Listing Exchange may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.

The approximate value of iShares of the Fund will be disseminated every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV per iShare of the Fund, because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such amount and makes no warranty as to its accuracy.

Determining NAV

Investors Bank calculates the Fund's NAV in accordance with the standard formula for valuing mutual fund shares at the close of regular trading (normally 4 p.m. Eastern time) every day the New York Stock Exchange is open. The formula calls for deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of shares outstanding. Investors Bank values the securities at their current market prices. If such prices are not readily available, Investors Bank uses estimates of the securities' fair value in accordance with guidelines approved by the Trust's Board of Trustees.

Dividends and Distributions

The Fund pays out dividends to investors at least annually. The Fund distributes its net capital gains, if any, to investors annually.

Taxes

As with any investment, you should consider how your investment in iShares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in iShares.

Unless your investment in iShares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

..  The Fund makes distributions, and

..  You sell iShares.

iShares Shareholder Information

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid at least annually by the Fund. In general, your distributions are subject to federal income tax for the year when they are paid. Certain dividends paid in January, however, may be treated as paid in the prior year. A distribution may be taxable to you as ordinary income or as capital gain.

Dividends paid out of the Fund's net investment income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the iShares.

Taxes when iShares are Sold

Currently, any capital gain or loss realized upon a sale of iShares is generally treated as long-term capital gain or loss if iShares have been held for more than one year and as short-term capital gain or loss if iShares have been held for one year or less.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of iShares. Consult your personal tax adviser about the potential tax consequences of an investment in iShares under all applicable tax laws.

Creations and Redemptions

The iShares that trade on a Listing Exchange are "created" at their NAV by market makers, large investors and institutions in block-size Creation Units of 50,000 iShares or more. Each "creator" enters into an authorized participant agreement with SEI Investments Distribution Co., the Funds' distributor, and deposits into the applicable Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units, generally 50,000 iShares.

Similarly, iShares can only be redeemed in a specified number of Creation Units, generally 50,000 iShares, principally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, iShares are not redeemable. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC Participant, and in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations ("Participant Agreement"). Information about the procedures regarding creation and redemption of Creation Units is included in the Statement of Additional Information.

Because new iShares may created and issued on an ongoing basis, at any point during the life of a Fund a "distribution," as such term is used in the Securities Act of 1933 (the "Securities Act"), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus-delivery and liability provisions of the Securities Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case. Broker-dealers should also note that dealers who are not "underwriters," but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with iShares that are part of an "unsold allotment" within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the Securities Act.

                                                                       i Shares

Transaction Fees

The Fund will impose a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of iShares. Purchasers and redeemers of Creation Units of iShares for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. The creation and redemption transaction fees for creations and redemptions in kind for the Fund are listed below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units, and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee will be the amount indicated regardless of the number of Creation Units redeemed that day. The creation and redemption transaction fees for creations and redemptions made through DTC and made for cash (when cash creations and redemptions are available or specified) will also be subject to an additional variable charge of up to a maximum of four times the amount shown below under "Maximum Creation/Redemption Transaction Fee." In addition, purchasers of iShares in Creation Units are responsible for payment of the costs of transferring the Deposit Securities to the Trust. Redeemers of iShares in Creation Units are responsible for the costs of transferring the Fund Securities from the Trust to their accounts or on their order. Investors who use the services of a broker or other such intermediary may pay fees for such services. The following table also shows, as of May 31, 2002, the approximate cost of one Creation Unit of the Fund, including the creation transaction fee.

                                              Approximate
                                              Value of a   Standard     Maximum
                                               Creation    Creation/   Creation/
                                              Unit as of  Redemption  Redemption
                                                May 31,   Transaction Transaction
Name of Fund                                     2002         Fee         Fee
------------                                  ----------- ----------- -----------
iShares Nasdaq Biotechnology Index Fund       $2,897,500     $350       $1,400

Possible Claim

In April 2002, the judge overseeing an ongoing action in the U.S. District Court for the Northern District of Illinois granted leave for a United States patentholder named MOPEX, Inc. to amend its complaint to add the Trust, along with seven other parties, as a defendant. There are now a total of twenty defendants, including the Trust's investment advisor, other exchange traded funds, various fund service providers and various market makers. In the action, the plaintiff alleges that the actions of the parties, now including the Trust, infringed their patent. In addition, the plaintiff alleges that the parties engaged in a "conspiracy" amongst themselves to infringe the patent. Although this is the only case to which the Trust has been named as a party, this action is one of three involving related issues. The Trust believes that it has valid defenses to all claims raised by the patentholder. However, a resolution of this case may impose increased costs on the Trust and could raise the expense ratios of the Funds, adversely affecting performance.

Distribution

SEI Investments Distribution Co. serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in iShares. The Distributor's principal address is 1 Freedom Valley Drive, Oaks, PA 19456.

The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund.

iShares Shareholder Information/Distribution

Index Provider

The Nasdaq Stock Market, Inc. is the Index Provider for the Nasdaq Biotechnology Index. The Nasdaq Stock Market, Inc.(R) is not affiliated with the iShares Trust, BGI, BGFA, Investors Bank, the Distributor or the AMEX. The Nasdaq Stock Market calculates and disseminates various indices including the Nasdaq Composite(R), the Nasdaq-100 Index(R), the Nasdaq Financial-100(R) and other sector indices -- Nasdaq Biotechnology Index(R), Nasdaq Bank Index(R), Nasdaq Computer Index(R), Nasdaq Financial Index(R), Nasdaq Industrial Index(R), Nasdaq Insurance Index(R), Nasdaq Telecommunications Index(R), and the Nasdaq Transportation Index(R) -- which combine to make up the Nasdaq Composite(R).

BGI has entered into a license agreement with The Nasdaq Stock Market, Inc.(R) to use the Nasdaq Biotechnology Index(R). BGI is sub-licensing rights in the Underlying Indices to iShares Trust at no charge.

                                                                       i Shares

Financial Highlights

The financial highlights tables are intended to help investors understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single share of the Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report is included along with the Fund's financial statements in the Annual Report (available upon request).

iShares Trust
Financial Highlights

(For a share outstanding throughout each period)
For the period ended March 31, 2002

                                                                    iShares Nasdaq Biotechnology
                                                                             Index Fund
                                                                   -------------------------
                                                                                   Period from
                                                                                  Feb. 5, 2001
                                                                    Year ended         to
                                                                   Mar. 31, 2002 Mar. 31, 2001/1/
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  76.81          $ 99.66
                                                                   ------------- ---------------
Income from investment operations:
   Net investment income (loss)                                       (0.17)           (0.05)
   Net realized and unrealized gain (loss)                             0.64           (22.80)
                                                                   ------------- ---------------
Total from investment operations                                       0.47           (22.85)
                                                                   ------------- ---------------
Less distributions from:
   Net investment income                                                 --               --
   Net realized gain                                                     --               --
                                                                   ------------- ---------------
Total distributions                                                      --               --
                                                                   ------------- ---------------
Net asset value, end of period                                     $  77.28          $ 76.81
                                                                   ============= ===============
Total return                                                           0.61 %         (22.93)%/2/
                                                                   ============= ===============
Ratios/Supplemental data:
   Net assets, end of period (000s)                                $289,807          $99,847
   Ratio of expenses to average net assets/3/                          0.50 %           0.50 %
   Ratio of net investment income (loss) to average net assets/3/     (0.46)%          (0.50)%
   Portfolio turnover rate/4/                                            17 %              9 %

--------------------------------------------------------------------------------
1  Commencement of operations.

2  Not annualized.

3  Annualized for periods of less than one year.

4 Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

iShares Financial Highlights

Disclaimers

The iShares Trust is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc., including its affiliates ("Nasdaq"). Nasdaq has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, iShares. Nasdaq makes no representation or warranty, express or implied, to the owners of iShares or any member of the public regarding the advisability of investing in securities generally or in iShares particularly or the ability of the Nasdaq Biotechnology Index to track general stock market performance. Nasdaq's only relationship to BGI or BGFA is the licensing of Nasdaq Biotechnology, Nasdaq Biotechnology Index, and Nasdaq trademarks or service marks, and certain trade names of Nasdaq and of the Nasdaq Biotechnology Index that is determined, composed and calculated by Nasdaq without regard to BGI, BGFA or the Trust. Nasdaq has no obligation to take the needs of BGI, BGFA or the owners of iShares into consideration in determining, composing or calculating the Nasdaq Biotechnology Index. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq Biotechnology Index. Nasdaq is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of iShares to be issued or in the determination or calculation of the equation by which iShares are to be converted into cash. Nasdaq has no liability in connection with the administration, marketing or trading of iShares. Nasdaq does not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq Biotechnology Index or any data included therein. Nasdaq makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of iShares, or any other person or entity from the use of the Nasdaq Biotechnology Index or any data included therein. Nasdaq makes no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq Biotechnology Index or any data included therein. Without limiting any of the foregoing, in no event shall Nasdaq have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

iShares are not sponsored, endorsed or promoted by the AMEX. The AMEX makes no representation or warranty, express or implied, to the owners of the iShares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Index or the ability of the Index identified herein to track market performance. The Index identified herein are determined, composed and calculated by The Nasdaq Stock Market, Inc.(R) without regard to the Fund. The AMEX is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Index, nor in the determination of the timing of, prices of, or quantities of the iShares of the Fund to be issued, nor in the determination or calculation of the equation by which the iShares are redeemable. The AMEX has no obligation or liability to owners of the iShares of the Fund in connection with the administration, marketing or trading of the iShares of the Fund.

The AMEX does not guarantee the accuracy and/or the completeness of any index or any data included therein. The AMEX makes no warranty, express or implied, as to results to be obtained by the iShares Trust on behalf of its Funds as licensee, licensee's customers and counterparties, owners of the iShares, or any other person or entity from the use of the subject indices or any data included therein in connection with the rights licensed as described herein or for any other use. The AMEX makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the AMEX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BGFA does not guarantee the accuracy and/or the completeness of the Index or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the iShares of any Fund, or any other person or entity from the use of the Index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                                                                       i Shares
iShares Trust

Supplemental Information

I.  Premium/Discount Information (Unaudited)

The chart below presents information about the differences between the daily market price on secondary markets for shares of the Fund and its net asset value. Net asset value, or "NAV", is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares at the close of regular trading (normally 4:00 p.m. Eastern time) every day the American Stock Exchange is open. The "Market Price" of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of such Fund is listed for trading, as of the time that Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The trading price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for the Fund. The information shown is for the period from July 1, 2001 to June 30, 2002.

The vertical column of the chart shows the premium or discount expressed as a percentage of NAV. The horizontal column indicates the number of trading days in the period covered by each chart. Each bar in the chart shows the number of trading days in which the Fund traded within the premium/discount range indicated. All data presented here represents past performance, which cannot be used to predict future results.

                                    [CHART]

iShares Nasdaq Biotechnology Index Fund
PERIOD COVERED: JULY 1, 2001 THROUGH JUNE 30, 2002

 6.0     0
         0
 5.0     1
         0
 4.0     0
         0
 3.0     0
         1
 2.0     0
         1
 1.0     1
        30
 0.0   100
        19
-1.0     0
         0
-2.0     1
         0
-3.0     0
         0
-4.0     0
         0
-5.0     0
         0
-6.0     0

iShares Supplemental Information

II.  Total Return Information (Unaudited)

The following table presents information about the total return of the Nasdaq Biotechnology Index and the total return of the Fund. The information presented for the Fund is for its fiscal year ended March 31, 2002.

Total returns represent the change in value of the Fund during the periods noted in each table. Market return is based on the market price per share of the Fund, and NAV return is based on the NAV per share of the Fund. For a discussion of some of the reasons why NAV per share and market price per share may differ, see "Premium/Discount Information" on page 13. The Market and NAV returns do not include brokers' commissions. If brokerage commissions were included, market returns would be lower. The Fund's past performance is no guarantee of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Nasdaq Biotechnology Index is a statistical composite that tracks a specified financial sector. Unlike the Fund, the Nasdaq Biotechnology Index does not actually hold a portfolio of securities and therefore does not incur the management fee or other expenses incurred by the Fund. These expenses negatively impact the performance of the Fund.

                    iShares Nasdaq Biotechnology Index Fund
                           Performance as of 3/31/02

                             Average Annual Total Returns           Cumulative Total Returns
-                    --------------------------------------------- --------------------------
                     Year Ended 3/31/02   Inception to 3/31/02*      Inception to 3/31/02*
-                    ------------------ -------------------------- --------------------------
 iShares Index Fund   NAV  Market Index   NAV     Market   Index     NAV     Market   Index
 ------------------  ----- ------ ----- -------- -------- -------- -------- -------- --------
Nasdaq Biotechnology 0.61% 0.92%  0.82% (19.83)% (21.13)% (19.80)% (22.46)% (23.70)% (22.41)%
---------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (02/05/01) for the NAV and Index returns and from the first day of trading (02/09/01) for the Market return.

                                                                       i Shares

Copies of the Prospectus can be found on our web site at www.iShares.com. For more detailed information on the iShares Trust and iShares, you may request a copy of the Statement of Additional Information ("SAI"). The SAI provides detailed information about the Fund, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the iShares Trust's annual and semiannual reports to shareholders. In the iShares Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

If you have questions about the Funds or iShares or you wish to obtain the SAI, semiannual or annual report free of charge, please:

       Call: 1-800-iShares
             Monday through Friday
             8:00 a.m. to 8:00 p.m. (Eastern time)

      Write: iShares Trust
             c/o SEI Investments Distribution Co.
             1 Freedom Valley Drive
             Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its iShares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

                   Investment Company Act File No. 811-09729

iShares Supplemental Information
iShares(R)

iShares Trust

The iShares Trust consists of over 50 separate investment portfolios called "Funds." Each Fund described herein seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular bond index compiled by Lehman Brothers or Goldman, Sachs & Co. Barclays Global Fund Advisors is the advisor to each Fund. This prospectus relates to the following Funds:

          iShares Lehman 1-3 Year Treasury Bond Fund

          iShares Lehman 7-10 Year Treasury Bond Fund

          iShares Lehman 20+ Year Treasury Bond Fund

          iShares GS $ InvesTop(TM) Corporate Bond Fund

iShares Trust is a registered investment company. The shares of iShares Trust, called "iShares(R)", are listed and traded on national securities exchanges (each, a "Listing Exchange"). Market prices for iShares may be different from their net asset value ("NAV"). Each Fund has its own CUSIP number and exchange trading symbol.

Each Fund issues and redeems iShares at NAV only in large blocks, generally of 100,000 iShares or multiples thereof ("Creation Units"). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units.

Except when aggregated in Creation Units, iShares are not redeemable securities.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                      Prospectus dated September 17, 2001
                          (as revised March 1, 2003)

     Table of Contents

Details on Investing    Overview.....................................  1
  in iShares            Introduction.................................  1
                        Investment Objective.........................  1

                        Principal Investment Strategies..............  1
                        Representative Sampling......................  2
                        Correlation..................................  2
                        Industry Concentration Policy................  2

Details on the Risks of Principal Risk Factors Common to All
  Investing in iShares    Funds......................................  2
                        Market Risk..................................  2
                        Trading Risk.................................  2
                        Asset Class Risk.............................  3
                        Tracking Error Risk..........................  3
                        Market Trading Risk..........................  3
                        Passive Investments..........................  3
                        Lack of Governmental Insurance or Guarantee..  3
                        Concentration................................  4

Details on Each         Description of iShares Funds.................  5
  iShares Fund          iShares Lehman 1-3 Year Treasury Bond Fund...  6
                        iShares Lehman 7-10 Year Treasury Bond Fund..  8
                        iShares Lehman 20+ Year Treasury Bond Fund... 10
                        iShares GS $ InvesTop(TM) Corporate Bond Fund 12

Details on Management   Management................................... 14
  and Operations        Investment Advisor........................... 14
                        Administrator, Custodian and Transfer Agent.. 14

Details on Buying and   Shareholder Information...................... 14
  Selling iShares       Buying and Selling iShares................... 14
                        Book Entry................................... 15
                        iShare Prices................................ 15
                        Determining NAV.............................. 15
                        Dividends and Distributions.................. 15
                        Taxes........................................ 15
                        Taxes on Distributions....................... 16
                        Taxes when iShares are Sold.................. 16
                        Creations and Redemptions.................... 16
                        Transaction Fees............................. 17
                        Possible Claim............................... 17

                        Distribution................................. 17

                        Index Providers.............................. 18

                        Disclaimers.................................. 18


                                                                         page i

Overview

Introduction

This Prospectus provides the information you need to make an informed decision about investing in iShares. It contains important facts about the iShares Trust as a whole and each Fund in particular.

An index is a group of securities that an Index Provider selects as representative of a market, market segment or specific industry sector. The Index Provider determines the relative weightings of the securities in the index and publishes information regarding the market value of the index.

Each Fund is an "index fund" which seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index (its "Underlying Index") developed by one of the following index providers.

      Lehman Brothers ("Lehman Brothers") is a leading global financial firm that serves the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide.

      Goldman, Sachs & Co. ("Goldman Sachs") is a leading global investment banking and securities firm that provides a full range of investing, advisory, and financing services worldwide to a substantial and diversified client base.

Barclays Global Fund Advisors ("BGFA"), the advisor to each Fund, is a subsidiary of Barclays Global Investors, N.A. ("BGI"). BGFA and its affiliates are not affiliated with Lehman Brothers or Goldman Sachs.

The Principal Investment Strategies and the Principal Risk Factors Common to All Funds sections discuss the principal strategies and risks applicable to the Funds, while the Description of iShares Funds sections provide important information about each Fund, including a brief description of its Underlying Index and principal risks specific to that Fund.

Investment Objective

Each Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of its Underlying Index.

Principal Investment Strategies

BGFA uses a "passive" or indexing approach to try to achieve each Fund's investment objective. Unlike many investment companies, the Funds do not try to "beat" the markets they track and do not seek temporary defensive positions when markets decline or appear overvalued. BGFA does not make any judgments about the investment merit of a particular bond, nor does it attempt to apply any economic, financial or market analysis.

Indexing may eliminate some of the risks of active management, such as poor bond selection. Indexing may also help increase after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

Each iShares Lehman Treasury Fund (a "Treasury Fund") will generally invest at least 90% of its assets in the bonds of its Underlying Index and at least 95% of its assets in U.S. government bonds. Each Treasury Fund may hold up to 10% of its assets in U.S. government bonds not included in its Underlying Index. For example, BGFA may invest in bonds not included in the relevant Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in the relevant Underlying Index (such as reconstitutions, additions and deletions). Each Treasury Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations.

iShares Overview

The iShares GS $ InvesTop(TM) Corporate Bond Fund will generally invest at least 90% of its assets in the bonds of its Underlying Index and at least 95% of its assets in corporate bonds. The iShares GS $ InvesTop(TM) Corporate Bond Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations.

Representative Sampling

BGFA uses a Representative Sampling strategy to manage each Fund. "Representative Sampling" is investing in a representative sample of bonds in the Underlying Index, which have a similar investment profile as the Underlying Index. Bonds selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use Representative Sampling generally do not hold all of the bonds that are included in the relevant Underlying Index.

Correlation

An index is a theoretical financial calculation, while a Fund is an actual investment portfolio. The performance of a Fund and its Underlying Index will vary somewhat due to transaction costs, market impact, corporate actions (such as mergers and spin-offs) and timing variances.

BGFA expects that, over time, the correlation between each Fund's performance and that of its Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. Any correlation of less than 100% is called "tracking error." A Fund using Representative Sampling can be expected to have a greater tracking error than a Fund using Replication. Replication is a strategy in which a Fund invests in substantially all of the bonds in its Underlying Index in approximately the same proportions as in the Underlying Index.

Industry Concentration Policy

No Fund will concentrate its investments (i.e., hold 25% or more of its total assets in the bonds of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the bonds of a particular industry or group of industries. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Principal Risk Factors Common to all Funds

Each Fund is subject to the principal risks described below. Additional principal risks associated with a Fund are discussed under the description of such Fund. Some or all of these risks may adversely affect a Fund's net asset value ("NAV"), trading price, yield, total return and/or its ability to meet its objectives.

Market Risk

Each Fund's NAV will react to securities markets movements. You could lose money over short periods due to fluctuation in a Fund's NAV in response to market movements, and over longer periods during market downturns.

Trading Risk

While the creation/redemption feature of iShares is designed to make it likely that iShares will trade close to their NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from NAV.

                                                                       i Shares

Asset Class Risk

The returns from the types of bonds in which a Fund invests may underperform returns from the various general bond markets or different asset classes. Different types of bonds tend to go through cycles of out-performance and underperformance in comparison to the general securities markets.

Tracking Error Risk

Factors such as the fees and expenses of a Fund, imperfect correlation between a Fund's bonds and those in its Underlying Index, rounding of prices, changes to the Underlying Indices and regulatory policies may affect BGFA's ability to achieve close correlation with the Underlying Index of each Fund. Each Fund's returns may therefore deviate from those of its Underlying Index.

Market Trading Risks

Absence of Prior Active Market

      Although the iShares described in this Prospectus are listed for trading on a Listing Exchange, such as the American Stock Exchange LLC ("AMEX"), there can be no assurance that an active trading market for iShares will develop or be maintained.

Lack of Market Liquidity

      Trading in iShares may be halted because of market conditions or for reasons that, in the view of the Listing Exchange, make trading in iShares inadvisable. In addition, trading in iShares is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of the iShares of any Fund will continue to be met or will remain unchanged.

iShares May Trade at Prices Other than NAV

      iShares may trade at, above or below their NAV. The NAV of iShares will fluctuate with changes in the market value of a Fund's holdings. The trading prices of iShares will fluctuate in accordance with changes in their NAVs as well as market supply and demand. However, given that iShares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAVs of iShares should not be sustained.

Additional principal risks associated with investing in iShares of a particular Fund are discussed in the Description of iShares Funds sections.

Passive Investments

The Funds are not actively managed. Each Fund may be affected by a general decline in the U.S. or foreign market segments relating to its Underlying Index. Each Fund invests in the bonds included in its Underlying Index regardless of their investment merit. BGFA does not attempt to individually select bonds or to take defensive positions in declining markets.

Lack of Governmental Insurance or Guarantee

An investment in the Funds is not a bank deposit, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

iShares Overview

Concentration

If the Underlying Index of a Fund concentrates in a particular industry or group of industries, that Fund may be adversely affected by the performance of those bonds and be subject to price volatility. In addition, a Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence.

                                                                       i Shares

Description of iShares Funds


..  iShares Lehman 1-3 Year Treasury Bond Fund

..  iShares Lehman 7-10 Year Treasury Bond Fund

..  iShares Lehman 20+ Year Treasury Bond Fund

..  iShares GS $ InvesTop(TM) Corporate Bond Fund


Lehman Brothers, Lehman Brothers 1-3 Year Treasury Index, Lehman Brothers 7-10 Year Treasury Index, and Lehman Brothers 20+ Year Treasury Index, are trademarks of Lehman Brothers and have been licensed for use for certain purposes by BGI. The Funds that are based on the Lehman Brothers indices are not sponsored or endorsed by Lehman Brothers, and Lehman Brothers makes no representations regarding the advisability of investing in iShares.

"GS $ InvesTop(TM)", "GS $ Investment Grade Index(TM)" and "Goldman Sachs(R)" are trademarks of Goldman, Sachs & Co. The methodology of the GS $ InvesTop(TM) Index is owned by Goldman, Sachs & Co., may be covered by one or more patents or pending patent applications and is provided under license from Goldman, Sachs & Co. The GS $ InvesTop(TM) Corporate Bond Fund is not sponsored or endorsed by Goldman Sachs, and Goldman Sachs makes no representations regarding the advisability of investing in iShares.

Description of iShares Funds
iShares Lehman 1-3 Year Treasury
Bond Fund

Cusip: 464287457
AMEX Trading Symbol: SHY
Underlying Index: Lehman Brothers 1-3 Year Treasury Index

Investment Objective

The iShares Lehman 1-3 Year Treasury Bond Fund seeks results that correspond generally to the price and yield performance, before fees and expenses, of the short-term sector of the United States Treasury market as defined by the Lehman Brothers 1-3 Year Treasury Index (the "Index").

Principal Investment Strategy

The Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between 1 and 3 years. As of March 31, 2002, there were 32 issues included in the Index. The Fund uses a Representative Sampling strategy to try to track the Index.

The Index is market capitalization weighted and includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between 1 and 3 years, are non-convertible, are denominated in U.S. dollars, are rated investment grade (Baa3 or better) by Moody's Investors Service, Inc., are fixed rate, and have more than $150 million par outstanding. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes
(TINs), state and local government series bonds (SLGs), and coupon issues that have been stripped from assets that are already included in the Index.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

Since the Fund generally will invest at least 95% of its assets in U.S. government bonds, the risks associated with investing in bonds generally will affect the Fund and the value of its assets. Some of the risks associated with investing in the Fund and with investing in bonds in general are described below.

.. The price of bonds may fall because of a rise in interest rates, issuer quality considerations and other economic considerations, which generally reduce the price of bonds, even those issued by the U.S. government.

.. Prices of bonds may fall in response to economic events or trends. The longer a bond's maturity, the greater risk that its value may fall in response to economic events or trends.

.. The bonds in the Index may underperform equity investments and fixed income indices that track other markets, segments and sectors.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.15%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.15%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                      1 Year                     3 Years
                        $15                        $48

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks generally of 100,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. The approximate value of a Creation Unit as of June 25, 2002 was $8,000,000. Investors who hold Creation Units will pay the annual fund operating expenses described in the table above and are not charged any other fees by the Fund for purchasing or redeeming Creation Units. Assuming an investment in a Creation Unit of $8,000,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $12,291 if the Creation Unit is redeemed after one year, and $38,690 if the Creation Unit is redeemed after three years.

iShares Lehman 1-3 Year Treasury Bond Fund iShares Lehman 7-10 Year Treasury Bond Fund

Cusip: 464287440
AMEX Trading Symbol: IEF
Underlying Index: Lehman Brothers 7-10 Year Treasury Index

Investment Objective

The iShares Lehman 7-10 Year Treasury Bond Fund seeks results that correspond generally to the price and yield performance, before fees and expenses, of the intermediate-term sector of the United States Treasury market as defined by the Lehman Brothers 7-10 Year Treasury Index (the "Index").

Principal Investment Strategy

The Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between 7 and 10 years. As of March 31, 2002, there were 14 issues included in the Index. The Fund uses a Representative Sampling strategy to try to track the Index.

The Index is market capitalization weighted and includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between 7 and 10 years, are non-convertible, are denominated in U.S. dollars, are rated investment grade (Baa3 or better) by Moody's Investors Service, Inc., are fixed rate, and have more than $150 million par outstanding. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes
(TINs), state and local government series bonds (SLGs), and coupon issues that have been stripped from assets that are already included in the Index.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

Since the Fund generally will invest at least 95% of its assets in U.S. government bonds, the risks associated with investing in bonds generally will affect the Fund and the value of its assets. Some of the risks associated with investing in the Fund and with investing in bonds in general are described below.

.. The price of bonds may fall because of a rise in interest rates, issuer quality considerations and other economic considerations, which generally reduce the price of bonds, even those issued by the U.S. government.

.. Prices of bonds may fall in response to economic events or trends. The longer a bond's maturity, the greater the risk that its value may fall in response to economic events or trends.

.. The bonds in the Index may underperform equity investments and fixed income indices that track other markets, segments and sectors.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.15%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.15%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                      1 Year                     3 Years
                        $15                        $48

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks generally of 100,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. The approximate value of a Creation Unit as of June 25, 2002 was $8,000,000. Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above and are not charged any other fees by the Fund for purchasing or redeeming Creation Units. Assuming an investment in a Creation Unit of $8,000,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $12,291 if the Creation Unit is redeemed after one year, and $38,690 if the Creation Unit is redeemed after three years.

iShares Lehman 7-10 Year Treasury Bond Fund iShares Lehman 20+ Year Treasury Bond Fund

Cusip: 464287432
AMEX Trading Symbol: TLT
Underlying Index: Lehman Brothers 20+ Year Treasury Index

Investment Objective

The iShares Lehman 20+ Year Treasury Bond Fund seeks results that correspond generally to the price and yield performance, before fees and expenses, of the long-term sector of the United States Treasury market as defined by the Lehman Brothers 20+ Year Treasury Index (the "Index").

Principal Investment Strategy

The Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity greater than 20 years. As of March 31, 2002, there were 19 issues included in the Index. The Fund uses a Representative Sampling strategy to try to track the Index.

The Index is market capitalization weighted and includes all publicly issued, U.S. Treasury securities that have a remaining maturity greater than 20 years, are non-convertible, are denominated in U.S. dollars, are rated investment grade (Baa3 or better) by Moody's Investors Service, Inc., are fixed rate, and have more than $150 million par outstanding. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes (TINs), state and local government series bonds (SLGs), and coupon issues that have been stripped from assets that are already included in the Index.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

Since the Fund generally will invest at least 95% of its assets in U.S. government bonds, the risks associated with investing in bonds generally will affect the Fund and the value of its assets. Some of the risks associated with investing in the Fund and with investing in bonds in general are described below.

.. The price of bonds may fall because of a rise in interest rates, issuer quality considerations and other economic considerations, which generally reduce the price of bonds, even those issued by the U.S. government.

.. Prices of bonds may fall in response to economic events or trends. The longer a bond's maturity, the greater the risk that its value may fall in response to economic events or trends.

.. The bonds in the Index may underperform equity investments and fixed income indices that track other markets, segments and sectors.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.15%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.15%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                      1 Year                     3 Years
                        $15                        $48

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks generally of 100,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. The approximate value of a Creation Unit as of June 25, 2002 was $8,000,000. Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above and are not charged any other fees by the Fund for purchasing or redeeming Creation Units. Assuming an investment in a Creation Unit of $8,000,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $12,291 if the Creation Unit is redeemed after one year, and $38,690 if the Creation Unit is redeemed after three years.

iShares Lehman 20+ Year Treasury Bond Fund iShares GS $ InvesTop(TM) Corporate Bond Fund

CUSIP: 464287242
AMEX Trading Symbol: LQD
Underlying Index: GS $ InvesTop(TM) Index

Investment Objective

The iShares GS $ InvesTop(TM) Corporate Bond Fund seeks results that correspond generally to the price and yield performance, before fees and expenses, of a segment of the U.S. investment grade corporate bond market as defined by the GS $ InvesTop(TM) Index (the "Index").

Principal Investment Strategy and Index Description

The Fund uses a Representative Sampling strategy to try to track the Index. The Index is an index of a fixed number of highly liquid bonds in the U.S. investment grade corporate bond market. The Index is a rules-based index consisting of highly liquid, investment grade, SEC registered corporate bonds that seeks to maximize liquidity while maintaining representation of the broader corporate bond market. As of July 1, 2002, there are 100 bonds included in the Index, although the number of bonds in the Index may change from time to time. The Index was started in 1999 and is a subset of the GS $ Investment Grade Index(TM), an index of over 500 investment grade bonds. Bonds in the Index are selected from the universe of eligible bonds in the GS $ Investment Grade Index using defined rules. Currently, the bonds eligible for inclusion in the Index include U.S. dollar-denominated, SEC registered corporate bonds that
(i) are issued by companies domiciled in the U.S., Canada, Western Europe, or Japan; (ii) are rated investment grade by both Moody's Investors Service, Inc. and Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., (iii) have at least $500 million of outstanding face value; and (iv) are less than five years old and have at least three years to maturity. Bonds are automatically disqualified from being included in the Index if their average spreads and volatility fall outside of certain defined ranges. The Index is equally weighted by par value. The Index is rebalanced monthly after the close of business on the last business day of the month.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

Since the Fund generally will invest at least 95% of its assets in corporate bonds, the risks associated with investing in bonds generally will affect the Fund and the value of its assets. Some of the risks associated with investing in the Fund and with investing in bonds in general are described below.

.. The price of bonds may fall because of a rise in interest rates, issuer quality considerations and other economic considerations.

.. Prices of bonds may fall in response to economic events or trends or in response to events specific to a single issuer, such as a downgrade in the issuer's credit rating or business prospects. The longer a bond's maturity, the greater the risk that its value may fall in response to economic events or trends.

.. The bonds in the Index may underperform equity investments and fixed income indices that track other markets, segments and sectors.

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer securities than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular securities, or to a single economic, political or regulatory occurrence.

                                                                       i Shares

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table.

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.15%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.15%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (expected to be de minimis), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                      1 Year                     3 Years
                        $15                        $48

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks generally of 100,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of June 25, 2002 was $10,000,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a Standard Redemption Fee of $500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $10,000,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $15,863 if the Creation Unit is redeemed after one year, and $48,860 if the Creation Unit is redeemed after three years.
--------
*  See Transaction Fees at the end of this Prospectus.

iShares GS $ InvesTop(TM) Corporate Bond Fund

Management

Investment Advisor

As investment advisor, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for each Fund and manages the investment of its assets. BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources. BGFA also arranges for transfer agency, custody, fund administration and all other non-distribution related services necessary for the Funds to operate.

Under the Investment Advisory Agreement, BGFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses.

BGFA will receive fees from each Fund based on rates of each Fund's average daily net assets, as shown in the following table.

          iShares Index Fund                            Management Fee
          ------------------                            --------------
          iShares Lehman 1-3 Year Treasury Bond Fund         0.15%
          iShares Lehman 7-10 Year Treasury Bond Fund        0.15%
          iShares Lehman 20+ Year Treasury Bond Fund         0.15%
          iShares GS $ InvesTop(TM) Corporate Bond Fund      0.15%

BGFA is located at 45 Fremont Street, San Francisco, CA 94105. It is a wholly owned subsidiary of BGI, which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, together with its affiliates, is the world's largest investment advisor of institutional investment assets. As of March 31, 2002, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $785 billion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Funds may also invest.

Administrator, Custodian and Transfer Agent

Investors Bank & Trust Company ("Investors Bank") is the administrator, custodian and transfer agent for each Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell iShares of any Fund, is available free of charge by calling toll-free: 1-800-iShares or visiting our website at www.iShares.com.

Buying and Selling iShares

iShares trade on exchanges during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. iShares may trade on a Listing Exchange until 4:15 p.m. (Eastern time) every day the exchange is open. There is no minimum investment. When buying or selling iShares through a broker, you will incur customary brokerage commissions and charges.

iShares may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section.

iShares trade under the ticker symbols listed in this Prospectus.

                                                                       i Shares

Each Listing Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by registered investment companies in the securities of other investment companies, including iShares. Registered investment companies may invest in iShares in excess of the section 12(d)(1) limits in accordance with the terms and conditions of an SEC exemptive order which is expected to go into effect during the second quarter of 2003. However, there can be no assurances the SEC will issue the order.

Book Entry

iShares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee, is the record owner of all outstanding iShares of each Fund and is recognized as the owner of all iShares for all purposes.

Investors owning iShares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all iShares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of iShares, you are not entitled to receive physical delivery of stock certificates or to have iShares registered in your name, and you are not considered a registered owner of iShares. Therefore, to exercise any right as an owner of iShares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other bonds that you hold in book entry or "street name" form.

iShare Prices

The trading prices of iShares on a Listing Exchange may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.

The approximate value of iShares of each Fund will be disseminated every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV per iShare of any Fund, because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The Funds are not involved in, or responsible for, the calculation or dissemination of such amount and make no warranty as to its accuracy.

Determining NAV

Investors Bank calculates each Fund's NAV in accordance with the standard formula for valuing mutual fund shares at the close of regular trading (normally 4 p.m. Eastern time) every day the AMEX is open. The formula calls for deducting all of a Fund's liabilities from the total value of its assets and dividing the result by the number of shares outstanding. Investors Bank values the securities at their current market prices. If such prices are not readily available, Investors Bank uses estimates of the securities' fair value in accordance with guidelines approved by the Trust's Board of Trustees.

Dividends and Distributions

Each Fund pays out dividends to investors at least monthly and may pay them on a more frequent basis. All of the Funds distribute their net capital gains, if any, to investors annually.

Taxes

As with any investment, you should consider how your investment in iShares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in iShares.

Unless your investment in iShares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

..  Each Fund makes distributions, and

..  You sell iShares.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid at least monthly by each Fund. In general, your distributions are subject to federal income tax for the year when they are paid. Certain dividends paid in January, however, may be treated as paid in the prior year. A distribution may be taxable to you as ordinary income or as capital gain.

Dividends paid out of a Fund's net investment income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the iShares.

Taxes when iShares are Sold

Currently, any capital gain or loss realized upon a sale of iShares is generally treated as long-term capital gain or loss if iShares have been held for more than one year and as short-term capital gain or loss if iShares have been held for one year or less.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of iShares. Consult your personal tax adviser about the potential tax consequences of an investment in iShares under all applicable tax laws.

Creations and Redemptions

The iShares that trade on a Listing Exchange are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units, generally of 100,000 iShares or more. Each "creator" enters into an authorized participant agreement with SEI Investments Distribution Co., the Funds' distributor, and deposits into the applicable Fund a portfolio of bonds closely approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units, generally 100,000 iShares.

Similarly, iShares can only be redeemed in a specified number of Creation Units, generally 100,000 iShares, principally in-kind for a portfolio of bonds held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, iShares are not redeemable. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

Creations and redemptions must be made through a firm that is a DTC Participant and has the ability to clear through the Fed System. Information about the procedures regarding creation and redemption of Creation Units is included in the Statement of Additional Information.

Because new iShares may be created and issued on an ongoing basis, at any point during the life of a Fund a "distribution," as such term is used in the Securities Act of 1933 (the "Securities Act"), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the Securities Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

                                                                       i Shares

Broker-dealers should also note that dealers who are not "underwriters," but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with iShares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the Securities Act.

Transaction Fees

The iShares GS $ InvesTop(TM) Corporate Bond Fund will impose a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of iShares. The standard creation and redemption transaction fees for creations and redemptions in-kind for the Fund are listed below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee will be the amount indicated regardless of the number of Creation Units redeemed that day. The creation and redemption transaction fees for creations and redemptions made for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge as further described in the Statement of Additional Information. In addition, purchasers of iShares in Creation Units are responsible for payment of the costs of transferring the securities to the Fund. Redeemers of iShares in Creation Units are responsible for the costs of transferring securities from the Fund to their accounts or on their order. Investors who use the services of a broker or other such intermediary may pay fees for such services. The following table shows, as of June 25, 2002, the approximate value of one Creation Unit of the iShares GS $ InvesTop(TM) Corporate Bond Fund, including the standard transaction fee.

                                                   Approximate    Standard
                                                    Value of a    Creation/
                                                  Creation Unit  Redemption
                                                  as of June 25, Transaction
    Name of Fund                                       2002          Fee
    ------------                                  -------------- -----------
    iShares GS $ InvesTop(TM) Corporate Bond Fund  $10,000,000      $500

Possible Claim

In April 2002, the judge overseeing an ongoing action in the U.S. District Court for the Northern District of Illinois granted leave for a United States patentholder named MOPEX, Inc. to amend its complaint to add the Trust, along with seven other parties, as a defendant. There are now a total of twenty defendants, including the Trust's investment advisor, other exchange traded funds, various fund service providers and various market makers. In the action, the plaintiff alleges that the actions of the parties, now including the Trust, infringed their patent. In addition, the plaintiff alleges that the parties engaged in a "conspiracy" amongst themselves to infringe the patent. Although this is the only case to which the Trust has been named as a party, this action is one of three involving related issues. The Trust believes that it has valid defenses to all claims raised by the patentholder. However, a resolution of this case may impose increased costs on the Trust and could raise the expense ratios of the Funds, adversely affecting performance.

Distribution

SEI Investments Distribution Co. serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in iShares. The Distributor's principal address is 1 Freedom Valley Drive, Oaks, PA 19456.

The Distributor has no role in determining the policies of any Fund or the securities that are purchased or sold by any Fund.

Index Providers

Lehman Brothers serves the financial needs of corporations, governments, municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman Brothers maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private equity, and private client services. The Firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world.

Goldman Sachs is a leading global investment banking and securities firm that provides a full range of investing, advisory and financing services worldwide to a substantial and diversified client base, which includes corporations, financial institutions, governments and high net worth individuals. Founded in 1869, it is one of the oldest and largest investment banking firms. The Firm is headquartered in New York and maintains affiliate offices in London, Frankfurt, Tokyo, Hong Kong and other financial centers around the world.

Disclaimers

The iShares Trust is not sponsored or endorsed by Lehman Brothers ("Lehman"). Lehman makes no representation or warranty, express or implied, to the owners of the Treasury Funds or any member of the public regarding the advisability of investing in securities generally or in the Treasury Funds particularly, or the ability of the Lehman Indices to track the appropriate bond market performance. Lehman is the licensor of certain trademarks, service marks and trade names to BGI. The Lehman Indices on which the Treasury Funds are based are determined, composed and calculated by Lehman without regard to BGI, BGFA or the Treasury Funds. Lehman has no obligation to take the needs of BGI, BGFA or the owners of the Treasury Funds into consideration in determining, composing or calculating the Lehman Indices. Lehman is not responsible for and has not participated in the determination of the prices and quantities of iShares of the Treasury Funds to be issued or the determination or calculation of the redemption price per share. Lehman has no obligation or liability in connection with the administration, marketing, or trading of the Trust. Lehman does not guarantee the quality, accuracy and/or the completeness of the Lehman Indices or any data included therein. Lehman expressly disclaims and shall have no liability for any errors, omissions or interruptions therein. Lehman makes no warranty, express or implied, as to results to be obtained by BGI, BGFA or owners of the Treasury Funds, or any other person or entity, from the use of the Lehman Indices or any data included therein. Lehman makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Lehman Indices or any data included therein. Without limiting any of the foregoing, in no event shall Lehman have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) resulting from the use of the Lehman Indices or any data included therein, even if notified of the possibility of such damages.

The iShares Trust is not sponsored or endorsed by Goldman, Sachs & Co. ("Goldman Sachs"). Goldman Sachs makes no representation or warranty, express or implied, to the owners of the iShares GS $ InvesTop(TM) Corporate Bond Fund (the "Fund") or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the GS $ InvesTop(TM) Index (the "Index") to track the appropriate bond market performance. Goldman Sachs is the licensor of certain trademarks and trade names to BGI. The Index on which the Fund is based is determined, composed and calculated by Goldman Sachs without regard to BGI, BGFA or the Fund. Goldman Sachs has no obligations to take the needs of BGI, BGFA, or the owners of the Fund into consideration in determining, composing or calculating the Index. Goldman Sachs is not responsible for and has not participated in the determination of the prices and quantities of iShares of the Fund to be issued, the determination or calculation of the redemption price per share or the determination of the Representative

                                                                       i Shares

Sampling of bonds used by the Fund. Goldman Sachs has no obligation or liability in connection with the administration, marketing, or trading of the Trust. Goldman Sachs does not guarantee the quality, accuracy and/or the completeness of the Index or any data included therein. Goldman Sachs expressly disclaims and shall have no liability for any errors, omissions or interruptions therein. Goldman Sachs makes no warranty, express or implied, as to the results to be obtained by BGI, BGFA or owners of the Fund, or any other person or entity, from the use of the Index or any data included therein. Goldman Sachs makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall Goldman Sachs have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Index or any data included therein, even if notified of the possibility of such damages.

iShares are not sponsored or endorsed by the AMEX. The AMEX makes no representation or warranty, express or implied, to the owners of the iShares of the Funds or any member of the public regarding the ability of a Fund to track the total return performance of any Underlying Index or the ability of any Underlying Index identified herein to track bond market performance. Each Underlying Index identified herein is determined, composed and calculated without regard to any Fund. The AMEX is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any Underlying Index, nor in the determination of the timing of, prices of, or quantities of the iShares of the Funds to be issued, nor in the determination or calculation of the equation by which the iShares are redeemable. The AMEX has no obligation or liability to owners of the iShares of the Funds in connection with the administration, marketing or trading of the iShares of the Funds.

The AMEX does not guarantee the accuracy and/or the completeness of any Underlying Index or any data included therein. The AMEX makes no warranty, express or implied, as to results to be obtained by the iShares Trust on behalf of its Funds as licensee, licensee's customers and counterparties, owners of the iShares, or any other person or entity from the use of the subject indices or any data included therein in connection with the rights licensed as described herein or for any other use. The AMEX makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the AMEX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BGFA does not guarantee the accuracy and/or the completeness of any Underlying Index or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the iShares of any Fund, or any other person or entity from the use of any Underlying Index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Copies of the Prospectus can be found on our web site at www.iShares.com. For more detailed information on the iShares Trust and iShares, you may request a copy of the Statement of Additional Information ("SAI"). The SAI provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

If you have questions about the Funds or iShares or you wish to obtain the SAI free of charge, please:

       Call: 1-800-iShares
             Monday through Friday
             8:00 a.m. to 8:00 p.m. (Eastern time)

    Write:   iShares Trust
             c/o SEI Investments Distribution Co.
             1 Freedom Valley Drive
             Oaks, PA 19456

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about any Fund and its iShares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

                   Investment Company Act File No. 811-09729 iShares Trust

Statement of Additional Information
Dated December 1, 2002 (as revised March 1, 2003)

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the current Prospectus (the "Prospectus") for each Fund of iShares Trust (the "Trust") as such prospectus may be revised from time to time. The current prospectus for the various iShares Funds are dated as follows: the Goldman Sachs series and MSCI EAFE Index Fund dated December 1, 2002 (as revised March 1, 2003), the S&P series and Russell series dated August 1, 2002 (as revised March 1, 2003), the Dow Jones Series and Cohen & Steers series dated August 1, 2002 (as revised March 1, 2003) and for the Nasdaq Biotechnology Index Fund dated August 1, 2002 (as revised March 1, 2003). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Annual Report of the Trust and its Funds are incorporated by reference and are deemed to be part of this Statement of Additional Information. A copy of the Prospectus may be obtained without charge by writing to the Trust's Distributor, SEI Investments Distribution Co., at 1 Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares or visiting www.ishares.com.

Table of Contents

                                                                                                             Page
                                                                                                             ----
General Description of the Trust and its Funds ...........................................................     1
Exchange Listing and Trading .............................................................................     2
Investment Strategies and Risks ..........................................................................     4
     Lack of Diversification of Certain Funds ............................................................     5
     Loans of Portfolio Securities .......................................................................     6
     Repurchase Agreements ...............................................................................     7
     Reverse Repurchase Agreements .......................................................................     7
     Currency Transactions ...............................................................................     7
     Money Market Instruments ............................................................................     7
     Foreign Securities ..................................................................................     8
     Investment Companies, REITs .........................................................................     8
     Illiquid Securities .................................................................................     8
     Futures and Options .................................................................................     8
          Options on Futures Contracts ...................................................................     8
          Restrictions on the Use of Futures Contracts and Options on Futures Contracts ..................     9
     Swap Agreements .....................................................................................     9
          Future Developments ............................................................................     9
     General Considerations and Risks ....................................................................     9
     Risks of Futures and Options Transactions ...........................................................    10
     Risks of Swap Agreements ............................................................................    10
Construction and Maintenance Standards for the Underlying Indices ........................................    11
     Index Dissemination .................................................................................    11
The S&P Indices Generally ................................................................................    11
S&P 100 Index ............................................................................................    12
S&P 500 Index ............................................................................................    12
S&P 500/BARRA Growth Index ...............................................................................    13
S&P 500/BARRA Value Index ................................................................................    13
S&P MidCap 400 Index .....................................................................................    13
S&P MidCap 400/BARRA Growth Index ........................................................................    13
S&P MidCap 400/BARRA Value Index .........................................................................    14
S&P SmallCap 600 Index ...................................................................................    14
S&P SmallCap 600/BARRA Growth Index ......................................................................    14
S&P SmallCap 600/BARRA Value Index .......................................................................    14
S&P Global 100 Index .....................................................................................    15
S&P Global Energy Sector Index ...........................................................................    15
S&P Global Financials Sector Index .......................................................................    15
S&P Global Healthcare Sector Index .......................................................................    16
S&P Global Information Technology Sector Index ...........................................................    16
S&P Global Telecommunications Sector Index ...............................................................    16
S&P Europe 350 Index .....................................................................................    16
S&P Latin America 40 Index ...............................................................................    16
S&P/TOPIX 150 Index ......................................................................................    17
The Dow Jones Indices Generally ..........................................................................    17
Dow Jones U.S. Total Market Index ........................................................................    17
Dow Jones U.S. Basic Materials Sector Index ..............................................................    18
Dow Jones U.S. Consumer Cyclical Sector Index ............................................................    18
Dow Jones U.S. Consumer Non-Cyclical Sector Index ........................................................    18
Dow Jones U.S. Energy Sector Index .......................................................................    18
Dow Jones U.S. Financial Sector Index ....................................................................    19

--------------------------------------------------------------------------------
                                                                          page i

Dow Jones U.S. Healthcare Sector Index .................................................................  19
Dow Jones U.S. Industrial Sector Index .................................................................  19
Dow Jones U.S. Technology Sector Index .................................................................  19
Dow Jones U.S. Telecommunications Sector Index .........................................................  20
Dow Jones U.S. Utilities Sector Index ..................................................................  20
Dow Jones U.S. Financial Services Index ................................................................  20
Dow Jones U.S. Real Estate Index .......................................................................  20
The Russell Indices Generally ..........................................................................  21
Russell 3000 Index .....................................................................................  21
Russell 3000 Growth Index ..............................................................................  21
Russell 3000 Value Index ...............................................................................  22
Russell 2000 Index .....................................................................................  22
Russell 2000 Growth Index ..............................................................................  22
Russell 2000 Value Index ...............................................................................  22
Russell 1000 Index .....................................................................................  23
Russell 1000 Growth Index ..............................................................................  23
Russell 1000 Value Index ...............................................................................  23
Russell Midcap Index ...................................................................................  23
Russell Midcap Growth Index ............................................................................  24
Russell Midcap Value Index .............................................................................  24
The Cohen & Steers Realty Majors Index Generally .......................................................  24
Cohen & Steers Realty Majors Index .....................................................................  25
The Nasdaq Biotechnology Index Generally ...............................................................  25
Nasdaq Biotechnology Index .............................................................................  26
The Goldman Sachs Indices Generally ....................................................................  26
The Goldman Sachs Natural Resources Index ..............................................................  27
The Goldman Sachs Technology Index .....................................................................  27
The Goldman Sachs Technology Industry Sector Indices Generally .........................................  27
The Goldman Sachs Technology Industry Multimedia Networking Index ......................................  28
The Goldman Sachs Technology Industry Semiconductor Index ..............................................  28
The Goldman Sachs Technology Industry Software Index ...................................................  28
The MSCI Indices Generally .............................................................................  29
MSCI EAFE Index ........................................................................................  31
Investment Limitations .................................................................................  31
Continuous Offering ....................................................................................  32
Management .............................................................................................  33
Trustees and Officers ..................................................................................  33
Remuneration of Trustees and Officers ..................................................................  37
Control Persons and Principal Holders of Securities ....................................................  37
Investment Advisor .....................................................................................  42
Administrator, Custodian and Transfer Agent ............................................................  44
Distributor ............................................................................................  45
Index Providers ........................................................................................  46
Brokerage Transactions .................................................................................  47
Short-Term Instruments and Temporary Investments .......................................................  50
Additional Information Concerning the Trust ............................................................  50
  Shares ...............................................................................................  50
  Termination of the Trust or Fund .....................................................................  50
  Book-Entry Only System ...............................................................................  51
  DTC Acts as Securities Depository for the iShares ....................................................  51
  Creation and Redemption of Creation Unit Aggregations ................................................  51
  Creation .............................................................................................  51
  Fund Deposit .........................................................................................  52
  Procedures for Creation of Creation Unit Aggregations ................................................  52


--------------------------------------------------------------------------------
page ii                                                                 i|Shares

  Placement of Creation Orders for Domestic Funds Using Clearing Process ............................   53
  Placement of Creation Orders for Domestic Funds Outside Clearing Process ..........................   53
  Placement of Creation Orders for Foreign Funds ....................................................   54
  Acceptance of Orders for Creation Unit Aggregations ...............................................   55
Creation Transaction Fee ............................................................................   55
       Redemption of iShares in Creation Unit Aggregations ..........................................   56
       Redemption Transaction Fee ...................................................................   57
       Placement of Redemption Orders for Domestic Funds Using Clearing Process .....................   58
       Placement of Redemption Orders for Domestic Funds Outside Clearing Process ...................   58
       Placement of Redemption Orders for Foreign Funds .............................................   58
Foreign Market Hours ................................................................................   60
       Regular Holidays .............................................................................   62
Settlement Periods Greater Than Seven Days for 2002 .................................................   65
Taxes ...............................................................................................   65
       Federal Tax Treatment of Futures and Options Contracts .......................................   68
Determination of NAV ................................................................................   68
Dividends and Distributions .........................................................................   68
       General Policies .............................................................................   69
       Dividend Reinvestment Service ................................................................   69
Performance and Other Information ...................................................................   69
Financial Statements ................................................................................   72
Miscellaneous Information ...........................................................................   72
       Counsel ......................................................................................   72
       Independent Auditors .........................................................................   72

--------------------------------------------------------------------------------
i|Shares                                                                page iii

General Description of the Trust and its Funds

The Trust currently consists of over 50 investment portfolios (each a "fund" and collectively the "funds"). The Trust was organized as a Delaware business trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This Statement of Additional Information relates to the following funds ("Funds"):

[X] iShares S&P 100 Index Fund
[X] iShares S&P 500 Index Fund
[X] iShares S&P 500/BARRA Growth Index Fund
[X] iShares S&P 500/BARRA Value Index Fund
[X] iShares S&P MidCap 400 Index Fund
[X] iShares S&P MidCap400/BARRA Growth Index Fund
[X] iShares S&P MidCap400/BARRA Value Index Fund
[X] iShares S&P SmallCap 600 Index Fund
[X] iShares S&P SmallCap 600/BARRA Growth Index Fund
[X] iShares S&P SmallCap 600/BARRA Value Index Fund
[X] iShares S&P Global 100 Index Fund
[X] iShares S&P Global Energy Sector Index Fund
[X] iShares S&P Global Financials Sector Index Fund
[X] iShares S&P Global Healthcare Sector Index Fund
[X] iShares S&P Global Technology Sector Index Fund
[X] iShares S&P Global Telecommunications Sector Index Fund
[X] iShares S&P Europe 350 Index Fund
[X] iShares S&P Latin America 40 Index Fund
[X] iShares S&P/TOPIX 150 Index Fund

[X] iShares Dow Jones U.S. Total Market Index Fund
[X] iShares Dow Jones U.S. Basic Materials Sector Index Fund
[X] iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund
[X] iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund
[X] iShares Dow Jones U.S. Energy Sector Index Fund
[X] iShares Dow Jones U.S. Financial Sector Index Fund
[X] iShares Dow Jones U.S. Healthcare Sector Index Fund
[X] iShares Dow Jones U.S. Industrial Sector Index Fund
[X] iShares Dow Jones U.S. Technology Sector Index Fund
[X] iShares Dow Jones U.S. Telecommunications Sector Index Fund
[X] iShares Dow Jones U.S. Utilities Sector Index Fund
[X] iShares Dow Jones U.S. Financial Services Index Fund
[X] iShares Dow Jones U.S. Real Estate Index Fund

[X] iShares Russell 3000 Index Fund
[X] iShares Russell 3000 Growth Index Fund
[X] iShares Russell 3000 Value Index Fund
[X] iShares Russell 2000 Index Fund
[X] iShares Russell 2000 Growth Index Fund
[X] iShares Russell 2000 Value Index Fund
[X] iShares Russell 1000 Index Fund
[X] iShares Russell 1000 Growth Index Fund
[X] iShares Russell 1000 Value Index Fund

________________________________________________________________________________
iShares General Description of the Trust and its Funds                    page 1

[X] iShares Russell Midcap Index Fund
[X] iShares Russell Midcap Growth Index Fund
[X] iShares Russell Midcap Value Index Fund

[X] iShares Cohen & Steers Realty Majors Index Fund

[X] iShares Nasdaq Biotechnology Index Fund

[X] iShares Goldman Sachs Technology Index Fund
[X] iShares Goldman Sachs Networking Index Fund
[X] iShares Goldman Sachs Semiconductor Index Fund
[X] iShares Goldman Sachs Software Index Fund
[X] iShares Goldman Sachs Natural Resources Index Fund

[X] iShares MSCI EAFE Index Fund

The shares of each Fund are referred to herein as "iShares."

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each an "Underlying Index") representing publicly traded equity securities of companies in a particular broad market, market segment, market sector or group of industries. Each Fund is managed by Barclays Global Fund Advisors ("BGFA").

Each Fund offers and issues iShares at their net asset value ("NAV") only in aggregations of a specified number of iShares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The iShares described in the Prospectus are listed and traded on a national securities exchange (a "Listing Exchange"). The American Stock Exchange ("AMEX"), the Chicago Board Options Exchange ("CBOE") and the New York Stock Exchange, Inc. (the "NYSE") are each referred to herein as a Listing Exchange. iShares also may be listed on certain non-U.S. exchanges, such as the Stock Exchange of Hong Kong ("SEHK"), the Singapore Exchange ("SGX"), and the Swiss Stock Exchange ("SWX"). iShares currently trade on a Listing Exchange and other exchanges at market prices that may be below, at, or above NAV. iShares are redeemable only in Creation Unit aggregations, and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units typically are a specified number of iShares, generally 50,000.

The Trust reserves the right to offer a "cash" option for creations and redemptions of iShares although it has no current intention of doing so. iShares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 125% of the market value of the missing Deposit Securities. See the Creation and Redemption of Creation Unit Aggregations section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Prospectus in the Overview and the Shareholder Information sections. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

________________________________________________________________________________
page 2                                                                  i|Shares

There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of iShares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the iShares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the iShares of a Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index on which such Fund is based is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the iShares of a Fund from listing and trading upon termination of such Fund.

As in the case of other publicly-traded securities, broker's commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the stock prices of iShares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

________________________________________________________________________________
iShares Exchange Listing and Trading                                      page 3

Investment Strategies and Risks

Each Fund seeks to achieve its objective by investing in common stocks that comprise the relevant Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund's portfolio will ordinarily not result in the elimination of the security from a Fund's portfolio.

Some Funds will engage in Replication, by which they hold substantially all of the securities of the Underlying Index in approximately the same proportions as reflected in the Underlying Index. Other Funds will engage in Representative Sampling, which is investing in a representative sample of securities in the Underlying Index, selected by BGFA to have a similar investment profile as the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use Representative Sampling generally do not hold all of the securities that are included in the relevant Underlying Index.

Funds that Use Replication                                     Funds that Use Representative Sampling (continued)
--------------------------                                     --------------------------------------
iShares S&P 500 Index Fund                                     iShares Dow Jones U.S. Basic Materials Sector Index
iShares S&P 500/BARRA Growth Index Fund                          Fund
iShares S&P 500/BARRA Value Index Fund                         iShares Dow Jones U.S. Consumer Cyclical Sector
iShares S&P MidCap 400/BARRA Growth Index                      Index Fund
  Fund                                                         iShares Dow Jones U.S. Consumer Non-Cyclical
iShares S&P MidCap 400/BARRA Value Index                       Sector Index Fund
  Fund                                                         iShares Dow Jones U.S. Energy Sector Index Fund
iShares S&P SmallCap 600/BARRA Growth Index                    iShares Dow Jones U.S. Financial Sector Index Fund
  Fund                                                         iShares Dow Jones U.S. Healthcare Sector Index
iShares S&P 100 Index Fund                                       Fund
iShares Dow Jones U.S. Total Market Index Fund                 iShares Dow Jones U.S. Industrial Sector Index Fund
iShares Russell 3000 Index Fund                                iShares Dow Jones U.S. Technology Sector Index
iShares Russell 3000 Growth Index Fund                           Fund
iShares Russell 2000 Growth Index Fund                         iShares Dow Jones U.S. Telecommunications Sector
iShares Russell 1000 Index Fund                                Index Fund
iShares Russell 1000 Growth Index Fund                         iShares Dow Jones U.S. Utilities Sector Index Fund
iShares Russell 1000 Value Index Fund                          iShares Dow Jones U.S. Financial Services Index Fund
iShares Russell Midcap Index Fund                              iShares Dow Jones U.S. Real Estate Index Fund
iShares Russell Midcap Growth Index Fund                       iShares Russell 3000 Value Index Fund
iShares Russell Midcap Value Index Fund                        iShares Russell 2000 Index Fund
                                                               iShares Russell 2000 Value Index Fund
Funds that Use Representative Sampling                         iShares Cohen & Steers Realty Majors Index Fund
--------------------------------------                         iShares Nasdaq Biotechnology Index Fund
iShares S&P SmallCap 600 Index Fund                            iShares Goldman Sachs Technology Index Fund
iShares S&P SmallCap 600/BARRA Value Index                     iShares Goldman Sachs Networking Index Fund
  Fund                                                         iShares Goldman Sachs Semiconductor Index Fund
iShares S&P MidCap 400 Index Fund                              iShares Goldman Sachs Software Index Fund
iShares S&P Global 100 Index Fund                              iShares Goldman Sachs Natural Resources Index Fund
iShares S&P Global Energy Sector Index Fund                    iShares MSCI EAFE Index Fund
iShares S&P Global Financials Sector Index Fund
iShares S&P Global Healthcare Sector Index Fund
iShares S&P Global Technology Sector Index Fund
iShares S&P Global Telecommunications Sector Index Fund
iShares S&P Europe 350 Index Fund
iShares S&P Latin America 40 Index Fund
iShares S&P/TOPIX 150 Index Fund

________________________________________________________________________________
page 4                                                                  i|Shares

At least 90% of each Fund's assets will be invested in securities in its Underlying Index. A Fund may also invest up to 10% of its assets in futures, options and swap contracts (in each case related to the Underlying Index and its component securities), cash and cash equivalents, as well as in securities not included in its Underlying Index if BGFA determines this to be appropriate in light of the Fund's investment objective and relevant investment constraints. The following examples illustrate the circumstances in which a Fund would hold securities not included in its Underlying Index. First, in order to reflect various corporate actions (such as mergers) and other changes in the Fund's Underlying Index (reconstitutions), a Fund may hold securities that are announced as additions to the Underlying Index prior to their actual date of inclusion in such index. Second, a Fund may hold securities that have been recently deleted from its Underlying Index due to various corporate actions and reconstitutions. Third, a Fund may invest in securities outside the Underlying Index when necessary to meet the diversification requirements of a regulated investment company under the Internal Revenue Code (the "Code"). In such cases, the securities outside the Underlying Index will be securities in the relevant market, market segment, market sector or group of industries tracked by such Index.

Representative Sampling is used for those Funds where BGFA believes that Replication is not the most effective means to track the Underlying Index. The number of securities, liquidity of underlying securities, restrictions on the ownership of securities, high transaction expenses and other trading costs, and tax and other regulatory restrictions are among the factors which BGFA considers. Although Representative Sampling has been an effective means of approximating index performance in the past, it will not usually enable a Fund to track the Underlying Index's performance with the accuracy achieved by Replication. Each Fund will be reviewed regularly and adjusted, when necessary, to correlate with the relevant Underlying Index.

Lack of Diversification of Certain Funds. The following table sets forth the diversification status of each Fund.

  Diversified Funds                             Non-Diversified Funds
  -----------------                             ---------------------
iShares S&P 500 Index Fund                      iShares S&P 500/BARRA Growth Index Fund
iShares S&P 500/BARRA Value Index Fund          iShares S&P 100 Index Fund
iShares S&P MidCap 400 Index Fund               iShares S&P Global 100 Index Fund
iShares S&P MidCap 400/BARRA Growth Index       iShares S&P Global Energy Sector Index Fund
  Fund                                          iShares S&P Global Financials Sector Index Fund
iShares S&P MidCap 400/BARRA Value Index        iShares S&P Global Healthcare Sector Index Fund
  Fund                                          iShares S&P Global Technology Sector Index Fund
iShares S&P SmallCap 600 Index Fund             iShares S&P Global Telecommunications Sector
iShares S&P SmallCap 600/BARRA Growth Index       Index Fund
  Fund                                          iShares S&P Latin America 40 Index Fund
iShares S&P SmallCap 600/BARRA Value Index      iShares S&P/TOPIX 150 Index Fund
  Fund                                          iShares Dow Jones U.S. Basic Materials Sector Index
iShares S&P Europe 350 Index Fund                 Fund
iShares Dow Jones U.S. Total Market Index       iShares Dow Jones U.S. Consumer Cyclical Sector
  Fund                                            Index Fund
iShares Russell 3000 Index Fund                 iShares Dow Jones U.S. Consumer Non-Cyclical
iShares Russell 3000 Growth Index Fund            Sector Index Fund
iShares Russell 3000 Value Index                iShares Dow Jones U.S. Energy Sector Index Fund
iShares Russell 2000 Index Fund                 iShares Dow Jones U.S. Financial Sector Index Fund
iShares Russell 2000 Growth Index Fund          iShares Dow Jones U.S. Healthcare Sector Index
iShares Russell 2000 Value Index Fund             Fund
iShares Russell 1000 Index Fund                 iShares Dow Jones U.S. Industrial Sector Index
iShares Russell 1000 Value Index Fund             Fund
iShares Russell Midcap Index Fund               iShares Dow Jones U.S. Technology Sector Index
iShares Russell Midcap Growth Index Fund          Fund
iShares Russell Midcap Value Index Fund         iShares Dow Jones U.S. Telecommunications Sector
                                                  Index Fund
                                                iShares Dow Jones U.S. Utilities Sector Index Fund

                                                iShares Dow Jones U.S. Financial Services Index
                                                   Fund
                                                iShares Dow Jones U.S. Real Estate Index Fund
                                                iShares Russell 1000 Growth Index Fund

________________________________________________________________________________
iShares Investment Strategies and Risks                                   page 5

Diversified Funds                            Non-Diversified Funds
-----------------                            ---------------------
                                             iShares Cohen & Steers Realty Majors Index Fund
                                             iShares Nasdaq Biotechnology Index Fund
                                             iShares Goldman Sachs Technology Index Fund
                                             iShares Goldman Sachs Networking Index Fund
                                             iShares Goldman Sachs Semiconductor Index Fund
                                             iShares Goldman Sachs Software Index Fund
                                             iShares Goldman Sachs Natural Resources Index
                                               Fund
                                             iShares MSCI EAFE Index Fund

With respect to 75% of a Fund's total assets, a diversified Fund does not invest more than 5% of its assets in securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25 percent of the Fund's assets may be invested in any manner.

A "non-diversified" classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. A non-diversified Fund may also concentrate its investments in a particular industry or group of industries, as noted in the descriptions of such Fund. The securities of a particular issuer, or of issuers in particular industries, may dominate the Underlying Index of such a Fund and, consequently, its investment portfolio. This may adversely affect its performance or subject its iShares to greater price volatility than that experienced by more diversified investment companies.

Each Fund, however (whether diversified or non-diversified), intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code severely limits the investment flexibility of certain Funds and makes it less likely that such Funds will meet their investment objectives.

Loans of Portfolio Securities. Each Fund may lend its investment securities to approved borrowers. The Trust and Barclays Global Investors, N.A. ("BGI") has been granted an exemptive order (the "Order") that permits BGI to serve as the Trust's securities lending agent. The Board of Trustees of the Trust has approved the selection of BGI as securities lending agent subject to the conditions described in the Order. It is expected that BGI will begin acting as the Trust's securities lending agent in the near future. As such, BGI will share with each respective Fund any net income earned on loans of portfolio securities. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the relevant Fund. These loans cannot exceed 33 1/3% of a Fund's total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to, the review of the Board of Trustees (the "Board" or the "Trustees"). These borrowers man include affiliates of the Trust or of BGI. Lending to any such affiliated borrower will be done in conformity with certain conditions set forth in the Order. The terms, structure and the aggregate amount of loans to all borrowers must be consistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (i) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 100% of the value of the securities loaned (on a "mark-to-market" basis); (ii) the loan be made subject to termination by a Fund at any time; and (iii) a Fund receives reasonable interest on the loan. Securities lending procedures approved by the Board will meet or exceed the requirements stated above and promulgated under the 1940 Act. From time to time, each Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

Collateral from securities loaned to a borrower may be invested in high-quality money market instruments and other investment companies (including money market mutual funds advised by BGFA or otherwise affiliated with the Funds). The money-market instruments in which each Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. ("S&P") or, if unrated, of comparable quality as determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Investments of collateral from securities loaned to borrowers will not be counted in determining compliance with the investment strategies described herein under "Investment Strategies and Risks."

________________________________________________________________________________
page 6                                                                  i|Shares

Repurchase Agreements. Each Fund may enter into repurchase agreements with banks and securities dealers. Such transactions entail the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price, reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Should a Fund enter into a repurchase agreement, each such Fund would maintain custody of the underlying securities prior to their repurchase. Thus, the obligation of the bank or the dealer to pay the repurchase price on the date agreed would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 100% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose each Fund to possible loss because of adverse market action, expenses or delays in connection with the disposition of the underlying obligations. The financial institutions with which each Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government Securities on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by BGFA. BGFA will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain the value of the securities subject to the agreement to equal at least 100% of the repurchase price (including accrued interest). In addition, BGFA will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than 100% of the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. BGFA will mark-to-market daily the value of the securities. Under the 1940 Act, repurchase agreements are considered loans.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund's assets. The custodian bank will maintain a separate account for each Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans.

Currency Transactions. No Fund expects to engage in currency transactions for the purpose of hedging against declines in the value of the Fund's currency. A Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund's return with the performance of the Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short-term obligations issued by the

________________________________________________________________________________
iShares Investment Strategies Risks                                       page 7

U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P or, if unrated, of comparable quality is determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

BGFA received an exemptive order from the SEC which permits the funds it manages, including the funds of the Trust, to invest in shares of money market funds affiliated with BGFA. Pursuant to this order, the funds are permitted to invest in shares of money market funds affiliated with BGFA for cash management purposes.

Foreign Securities. Each Fund may purchase publicly traded common stocks of foreign corporations represented in the Underlying Indices. Each Fund's investment in common stock of foreign corporations represented in the Underlying Indices may also be in the form of American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs and GDRs are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Investment Companies, REITs. Each Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts to the extent allowed by law. Under the 1940 Act, each Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate. Each Fund may invest its assets in securities of money market funds advised by BGFA or otherwise affiliated with such Fund.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Futures and Options. Each Fund may enter into U.S. or foreign futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange. No Fund will use futures or options for speculative purposes.

A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Each Fund may enter into futures contracts to purchase security indices when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position

________________________________________________________________________________
page 8                                                                  i|Shares
by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing options is unlimited.

Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. or foreign exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. In view of the above considerations, each Fund will comply with the following restriction when purchasing or selling futures. Aggregate initial margin and premiums that are required to establish positions other than those considered to be "bona fide hedging" by the Commodity Futures Trading Commission (the "CFTC") will not exceed 5% of each Fund's total market value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. In addition, each Fund will not purchase options to the extent that more than 5% of the value of such Fund's total assets would be invested in premiums on open put option positions.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as "initial margin", is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Future Developments. The Board may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this Statement of Additional Information and in the Prospectus, provided they are consistent with each Fund's investment objective and do not violate any investment restrictions or policies.

General Considerations and Risks. A discussion of the risks associated with an investment in a Fund is contained in the Prospectus in the Principal Risk Factors Common to All Funds and the Shareholder Information sections. The discussion below supplements, and should be read in conjunction with, these sections of the Prospectus.

An investment in a Fund should be made with an understanding that the value of a Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of iShares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors,

________________________________________________________________________________
iShares Investment Strategies Risks                                       page 9
including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although most of the securities in the Underlying Indices are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's iShares will be adversely affected if trading markets for a Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.

Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor -- e.g. a Fund may not receive the net amount of payments that it contractually is entitled to receive.

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page 10                                                                 i|Shares

Construction and Maintenance Standards
for the Underlying Indices

Index Dissemination. Each Listing Exchange intends to disseminate every fifteen seconds the approximate value of the iShares of every Fund except of the iShares S&P Europe 350 Index Fund, iShares S&P Latin America 40 Index Fund, iShares S&P/TOPIX 150 Index Fund and the iShares S&P Global 100 Index Fund. Bloomberg will provide approximate values for those Funds on a similar basis. This approximate value should not be viewed as a "real-time" update of the NAV per iShare of any Fund, because it may not be calculated in the same manner as the NAV, which is computed once a day. The Funds are not involved in, or responsible for, the calculation or dissemination of such amount and make no warranty as to its accuracy.

Brief descriptions of the Underlying Indices on which the Funds are based and the equity markets in which the Funds are invested are provided below.

The S&P Indices Generally

Component Selection Criteria for Domestic Indices. The Standard & Poor's Index Committee is responsible for the overall management of the S&P Indices. Companies selected for the indices represent a broad range of industry segments within the U.S. economy. The starting universe, all U.S. publicly traded companies, is screened to eliminate ADRs, mutual funds, limited partnerships, royalty trusts and REITs. The following criteria are then analyzed to determine a company's eligibility for inclusion in the indices. Ownership of a company's outstanding common shares is analyzed in order to screen out closely held companies. The trading volume of a company's stock is analyzed to ensure ample liquidity and efficient share pricing. Both the financial and operating condition of a company also are analyzed.

Component Selection Criteria for International Indices. All securities comprising 95% of the eligible investable universe in fourteen European markets and the United Kingdom for the S&P Euro 350; 70% of the market value of the Japanese equity market for the S&P Tokyo Stock Price Index ("TOPIX") 150; 30% of the estimated total market capitalization for the region's largest countries for the S&P Latin America 40, were considered for inclusion. Where there were multiple classes of a particular equity, all classes were deemed eligible if they met the criteria for size, liquidity and sector representation. The securities in the universe are ranked according to GICS. Generally, S&P observes a prospective constituent's liquidity over a period of at least 6 months before consideration for inclusion. However, it is recognized that there may be extraordinary situations when companies should be added immediately (e.g. certain privatizations). When a particular company dominates its home market, it may be excluded from the index if analysis of the sectors reveals that its securities are not as liquid as those of similar companies in other countries.

Issue Changes. General oversight responsibility for the S&P Indices, including overall policy guidelines and methodology, is handled by the S&P Global Index Committee. Maintenance of component indices, including additions and deletions to these indices, is the responsibility of separate regional index committees composed of Standard & Poor's staff specialized in the various regional equity markets. In two cases, regional committees include non-Standard & Poor's staff as minority members. In Japan, the S&P/TOPIX 150 is maintained with the assistance of the Tokyo Stock Exchange. Public announcements of index changes as the result of committee decisions will generally be made two business days in advance of the anticipated effective date whenever possible, although for exceptional corporate events announcements may be made earlier.

Index Maintenance. Maintaining the S&P Indices includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs. Share changes of less than 5% are only updated on a quarterly basis on the Friday near the end of the calendar quarter.

A Company will be removed from the S&P Indices as a result of mergers/acquisitions, bankruptcy, restructuring, or if it is no longer representative of its industry group. A company is removed from the relevant index as close as possible to the actual date on which the event occurred. A company can be removed from an index because it no longer meets current criteria for inclusion and/or is no longer representative of its industry group. All replacement companies are selected based on the above component section criteria.

________________________________________________________________________________
iShares Construction and Maintenance Standards for the Underlying Indices

When calculating index weights, individual constituents' shares held by governments, corporations, strategic partners, or other control groups are excluded from the company's shares outstanding. Shares owned by other companies are also excluded regardless of whether they are index constituents.

In countries with regulated environments, where a foreign investment limit exists at the sector or company level, the constituent's weight will reflect either the foreign investment limit or the percentage float, whichever is the more restrictive.

Once a year, the float adjustments will be reviewed. Each company's financial statements will be used to update the major shareholders' ownership. However, any Investable Weight Factor (IWF) changes, equal to or greater than 5% will be implemented as soon as reasonably possible when it results from a major corporate action. (i.e., privatization, merger, takeover, or share offering).

Changes in the number of shares outstanding driven by corporate events such as stock dividends, splits, and rights issues will be adjusted on the ex-date. Share changes of 5% or greater are implemented when they occur. All share changes of less than 5% are updated on a quarterly basis (third Friday of March, June, September, and December or at the close of the expiry of futures contracts). Implementation of new additions, deletions, and changes to the float adjustment, due to corporate actions, will be made available at the close of the third Friday in March, June, September and December. Generally, index changes, due to rebalancing, are announced two days before the effective date by way of a news release posted on www.spglobal.com.

Index Availability. The S&P Indices are calculated continuously and are available from major data vendors.

S&P 100 Index

Number of Components: 100
Index Description. The S&P 100 Index measures the performance of the large-capitalization sector of the U.S. equity market. It is a subset of the S&P 500 Index. The Index is a capitalization-weighted index representing stocks from a broad range of industries, chosen for market size, liquidity and industry group representation. The S&P 100 Index is a widely tracked index for blue-chip stocks. The S&P 100 serves as the basis for the S&P 100 options contract which trades on the CBOE. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price times the number of shares outstanding. These are summed for all 100 stocks and divided by a predetermined base value. The base value of the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The S&P 100 Index represents approximately 40% of the market capitalization of listed U.S. equities.

S&P 500 Index

Number of Components: 500
Index Description. The Standard & Poor's 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. It serves as the underlying index for the S&P 500/BARRA Growth and Value Index series. It is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all 500 stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The S&P 500 Index represents approximately 79% of the market capitalization of listed U.S. equities.

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page 12                                                                 i|Shares

S&P 500/BARRA Growth Index

Number of Components: approximately 150
Index Description. The S&P 500/BARRA Growth Index measures the performance of the large-capitalization growth sector of the U.S. equity market. It is a subset of the S&P 500 Index and consists of those companies with the highest price-to-book ratios within the S&P 500 Index representing approximately 50% of the market capitalization of that index. It is a capitalization-weighted index representing stocks from a broad range of industries. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. The base value for the S&P 500/BARRA Growth Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

S&P 500/BARRA Value Index

Number of Components: approximately 350
Index Description. The S&P 500/BARRA Value Index measures the large-capitalization value sector of the U.S. equity market. It is a subset of the S&P 500 Index and consists of those companies with the lowest price-to-book ratios within the S&P 500 Index representing approximately 50% of the market capitalization of that index. It is a capitalization-weighted index representing stocks from a broad range of industries. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. The base value for the S&P 500/BARRA Value Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

S&P MidCap 400 Index

Number of Components: 400
Index Description. The S&P 400 MidCap Index measures the performance of the mid-capitalization sector of the U.S. equity market. It serves as the underlying index for the S&P 400/BARRA Growth and Value Index series. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Index is a benchmark for performance measurement of the mid-capitalization segment of the U.S. equity market. The S&P MidCap 400 Index represents approximately 6% of the market capitalization of listed U.S. equities.

S&P MidCap 400/BARRA Growth Index

Number of Components: approximately 163
Index Description. The S&P MidCap 400/BARRA Growth Index measures the performance of the mid-capitalization growth sector of the U.S. equity market. It is a subset of the S&P 400 Index and consists of those companies with the highest price-to-book ratios within the S&P 400 Index representing approximately 50% of the market capitalization of that index. It is a capitalization-weighted index representing stocks from a broad range of industries. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. The base value for the S&P MidCap 400/BARRA Growth Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

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                                                                         page 13

S&P MidCap 400/BARRA Value Index

Number of Components: approximately 237

Index Description. The S&P MidCap 400/BARRA Value Index measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the S&P 400 Index and consists of those companies with the lowest price-to-book ratios within the S&P 400 Index representing approximately 50% of the market capitalization of that index. It is a capitalization-weighted index representing stocks from a broad range of industries. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. The base value for the S&P MidCap 400/BARRA Value Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

S&P SmallCap 600 Index

Number of Components: 600

Index Description. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market. It serves as the underlying index for the S&P 600/BARRA Growth and Value Index series. It is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The S&P 600 Index represents approximately 3% of the market capitalization of listed U.S. equities.

S&P SmallCap 600/BARRA Growth Index

Number of Components: approximately 221

Index Description. The S&P SmallCap 600/BARRA Growth Index measures the performance of the small-capitalization growth sector of the U.S. equity market. It is a subset of the S&P 600 Index and consists of those companies with the highest price-to-book ratios within the S&P 600 Index representing approximately 50% of the market capitalization of that index. It is a capitalization-weighted index representing stocks from a broad range of industries. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. The base value for the S&P SmallCap 600/BARRA Growth Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

S&P SmallCap 600/BARRA Value Index

Number of Components: approximately 379

Index Description. The S&P SmallCap 600/BARRA Value Index measures the performance of the small-capitalization value sector of the U.S. equity market. It is a subset of the S&P 600 Index and consists of those companies with the lowest price-to-book ratios within the S&P 600 Index representing approximately 50% of the market capitalization of that index. It is a capitalization-weighted index representing stocks from a broad range of industries. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. The base value for the S&P MidCap 600/BARRA Value Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

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page 14                                                              i|Shares

S&P Global 100 Index

Number of Components: 100

Index Description. The Standard & Poor's Global 100 Index is designed to measure the performance of 100 large transnational companies that are of major importance in the global markets. A global company is defined as a corporation that has production facilities and/or other fixed assets in at least one foreign country, and makes its major management decisions in a global context. The degree to which sales are executed outside the home country is a factor in determining a company's global reach. The market capitalization of index constituent companies is adjusted to reflect only those shares that are available to foreign investors. The composition of the S&P Global 100 Index is derived from the S&P Global 1200 Index and only includes transnational corporations under the above definition which had a minimum adjusted market capitalization of US$5 billion. The base value for the Underlying Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. As of May 31, 2002, the Index was comprised of stocks of companies in the following countries: Australia, Belgium, Canada, Finland, France, Germany, Great Britain, Italy, Japan, Mexico, Netherlands, Spain, Sweden, Switzerland and the United States.

S&P Global Energy Sector Index

Number of Components: approximately 49

Index Description. The Standard & Poor's Global Energy Sector Index is designed to measure the performance of companies that S&P deems to be part of the energy sector of the economy and that S&P believes are important to global markets. The market capitalization of index constituent companies is adjusted to reflect only those shares that are available to foreign investors. The S&P Global Energy Sector Index is a subset of the S&P Global 1200 Index. The base value for the Underlying Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. As of May 31, 2002, the Index was comprised of stocks of companies in the following countries: Australia, Brazil, Canada, France, Great Britain, Italy, Japan, Netherlands, Spain, and the United States.

S&P Global Financials Sector Index

Number of Components: approximately 213

Index Description. The Standard & Poor's Global Financials Sector Index is designed to measure the performance of companies that S&P deems to be part of the financial sector of the economy and that S&P believes are important to global markets. The market capitalization of index constituent companies is adjusted to reflect only those shares that are available to foreign investors. The S&P Global Financials Sector Index is a subset of the S&P Global 1200 Index. The base value for the Underlying Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. As of May 31, 2002, the Index was comprised of stocks of companies in the following countries: Australia, Belgium, Bermuda, Brazil, Canada, Denmark, France, Germany, Great Britain, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, Singapore, Spain, Sweden, Switzerland and the United States.

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iShares Construction and Maintenance Standards for the Underlying Indices

S&P Global Healthcare Sector Index

Number of Components: approximately 73
Index Description. The Standard & Poor's Global Healthcare Sector Index is designed to measure the performance of companies that S&P deems to be part of the healthcare sector of the economy and that S&P believes are important to global markets. The market capitalization of index constituent companies is adjusted to reflect only those shares that are available to foreign investors. The S&P Global Healthcare Sector Index is a subset of the S&P Global 1200 Index. The base value for the Underlying Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. Currently, the Index is comprised of stocks of companies in the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Great Britain, Japan, Switzerland and the United States.

S&P Global Information Technology Sector Index

Number of Components: approximately 139
Index Description. The Standard & Poor's Global Information Technology Sector Index is designed to measure the performance of companies S&P deems to be part of the technology sector of the economy and that S&P believes are important to global markets. The market capitalization of index constituent companies is adjusted to reflect only those shares that are available to foreign investors. The S&P Global Information Technology Sector Index is a subset of the S&P Global 1200 Index. The base value for the Underlying Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. As of May 31, 2002, the Index was comprised of stocks of companies in the following countries: Canada, Finland, France, Germany, Great Britain, Japan, Korea, Netherlands, Singapore, Spain, Sweden, Taiwan and the United States.

S&P Global Telecommunications Sector Index

Number of Components: approximately 52
Index Description. The Standard & Poor's Global Telecommunications Sector Index is designed to measure the performance of companies that S&P deems to be part of the telecommunications sector of the economy and that S&P believes are important to global markets. The market capitalization of index constituent companies is adjusted to reflect only those shares that are available to foreign investors. The S&P Global Telecommunications Sector Index is a subset of the S&P Global 1200 Index. The base value for the Underlying Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. As of May 31, 2002, the Index was comprised of stocks of companies in the following countries: Argentina, Australia, Brazil, Canada, Denmark, Finland, France, Germany, Great Britain, Hong Kong, Italy, Japan, Mexico, Netherlands, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United States.

S&P Europe 350 Index

Number of Components: 350
Index Description. The Standard & Poor's Europe 350 Index measures the performance of equities in the continental European region, made up of fifteen markets: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States. The index is a capitalization-weighted index of 350 stocks providing geographic and economic diversity over S&P's ten market sectors, each chosen for market size, liquidity and industry group representation. The market capitalization of index constituent companies is adjusted to reflect only those shares which are available to foreign investors. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

S&P Latin America 40 Index

Number of Components: 40
Index Description. The S&P Latin America 40 Index is comprised of highly liquid securities from major economic sectors of the Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the index. The Fund may invest in American Depository Receipts ("ADRS") instead of directly holding stocks. The benchmark is

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page 16                                                                 i|Shares

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constructed with the addition of a float-adjustment factor. The size of its region mirrors its regional investable equity universe sector weights, based on adjusted market capitalization.

S&P/TOPIX 150 Index

Number of Components: 150
Index Description. The S&P/TOPIX 150 Index includes 150 highly liquid securities selected from each major sector of the Tokyo market. The benchmark is constructed with the addition of a float-adjustment factor. The Index includes 70% of the market value of the Japanese equity market.

The Dow Jones Indices Generally

Component Selection Criteria. The Dow Jones Indices are reconstituted quarterly to reflect changes in the marketplace. All companies listed on a U.S. exchange or the NASDAQ are considered for inclusion in the indices with the following rules and exceptions. Stocks must have a minimum trade history of 6 months on the rebalancing date to be eligible for inclusion. All foreign issues including ADRs and GDRs are eliminated from the universe, as well as all non-common equity issues such as preferred stocks, convertible notes, warrants, rights, closed-end funds, trust receipts, limited liabilities companies, royalty trusts, units, limited partnerships, over-the-counter bulletin boards and pink sheet stocks. Also deleted from the universe are all companies that are at least 75% owned by another company and stocks with more than 10 non-trading days in a quarter. After component selection, stocks are weighted by their available market capitalization, which is calculated by multiplying the primary market closing price by the adjusted shares. The remaining universe is ranked by decreasing total market capitalization with cumulative percentages and broken into three groups. The Large Cap Index represents the top 70% of the cumulative market value of the U.S. equity universe, the Mid Cap Index represents the next 20% of the universe, and the Small Cap Index represents half of the remaining 10% of the equity universe. Combined, the Total Market Index represents 95% of the U.S. equity universe.

Issue Changes. Changes to the indices are reflective of changes made to each of the sub-indices that it represents. Each index is reviewed and rebalanced quarterly to maintain accurate representation of each segment. Securities that leave the index between reconstitution dates are not replaced. Thus, the number of securities in the indices over the quarter will fluctuate according to corporate activity. When a stock is acquired, delisted, or moves to the pink sheets or OTC bulletin boards, the stock is deleted from the index. The only additions between quarterly rebalancing are as a result of spin-offs.

Index Maintenance. Maintaining the Dow Jones Indices includes monitoring and completing the adjustments for the company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs. The divisor is adjusted for all changes in company market value to leave the value of the relevant index unaffected. All divisor adjustments are made after the close of trading and after the calculation of the closing value of the applicable index. Each component is limited to a maximum market capitalization of 25% of the index weight, and sum of the weights of all issues greater than 5% of the index is limited to 50% of the index total. If components fail either rule, their market capitalization will be reduced to meet the set guidelines.

Index Availability. The Dow Jones Indices are calculated continuously and are available from major data vendors.

Dow Jones U.S. Total Market Index

Number of Components: approximately 1,645
Index Description. The Dow Jones Total Market Index measures the performance of the U.S. equity broad markets. It serves as the underlying index in the Dow Jones U.S. Large-Cap Index, Dow Jones U.S. Mid-Cap Index, Dow Jones U.S. Small-Cap Index and the Dow Jones U.S. sector indices. The Dow Jones U.S. Total Market Index is a capitalization-weighted index, so the impact of a component's price change is proportional to the issue's total market value, which is the share price times the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Dow Jones U.S. Total Market Index represents 95% of the market capitalization of listed U.S. equities.

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Dow Jones U.S. Basic Materials Sector Index

Number of Components: approximately 64
Index Description. The Dow Jones U.S. Basic Materials Sector Index measures the performance of the basic materials economic sector of the U.S. equity market. The index is a subset of the Dow Jones U.S. Total Market Index. The Dow Jones U.S. Basic Materials Sector Index is capitalization-weighted and includes only companies in the Basic Materials sector of the Dow Jones U.S. Total Market Index. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Dow Jones U.S. Basic Materials Sector Index represents approximately 2.1% of the market capitalization of listed U.S. equities.

Dow Jones U.S. Consumer Cyclical Sector Index

Number of Components: approximately 265
Index Description. The Dow Jones U.S. Consumer Cyclical Sector Index measures the performance of the consumer cyclical economic sector of the U.S. equity market. The index is a subset of the Dow Jones U.S. Total Market Index. The Dow Jones U.S. Consumer Cyclical Sector Index is capitalization-weighted and includes only companies in the Consumer Cyclical sector of the Dow Jones U.S. Total Market Index. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Dow Jones U.S. Consumer Cyclical Sector Index represents approximately 13.3% of the market capitalization of listed U.S. equities.

Dow Jones U.S. Consumer Non-Cyclical Sector Index

Number of Components: approximately 96
Index Description. The Dow Jones U.S. Non-Cyclical Sector Index measures the performance of the non-cyclical economic sector of the U.S. equity market. The index is a subset of the Dow Jones U.S. Total Market Index. The Dow Jones U.S. Non-Cyclical Sector Index is capitalization-weighted and includes only companies in the Non-Cyclical sector of the Dow Jones U.S. Total Market Index. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Dow Jones U.S. Non-Cyclical Sector Index represents approximately 6.4% of the market capitalization of listed U.S. equities.

Dow Jones U.S. Energy Sector Index

Number of Components: approximately 79
Index Description. The Dow Jones U.S. Energy Sector Index measures the performance of the energy economic sector of the U.S. equity market. The Dow Jones U.S. Energy Sector Index is a subset of the Dow Jones U.S. Total Market Index. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Dow Jones U.S. Energy Sector Index represents approximately 6.2% of the market capitalization of listed U.S. equities.

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Dow Jones U.S. Financial Sector Index

Number of Components: approximately 282
Index Description. The Dow Jones U.S. Financial Sector Index measures the performance of the financial economic sector of the U.S. equity market. The index is a subset of the Dow Jones U.S. Total Market Index. The Dow Jones U.S. Financial Sector Index is capitalization-weighted and includes only companies in the financial sector of the Dow Jones U.S. Total Market Index. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Dow Jones U.S. Financial Sector Index represents approximately 17.4% of the market capitalization of listed U.S. equities.

Dow Jones U.S. Healthcare Sector Index

Number of Components: approximately 183
Index Description. The Dow Jones U.S. Healthcare Sector Index measures the performance of the Healthcare economic sector of the U.S. equity market. This Dow Jones U.S. Healthcare Sector Index is a subset of the Dow Jones U.S. Total Market Index. The Dow Jones U.S. Healthcare Sector Index is capitalization-weighted and includes only companies in the Healthcare Sector of the Dow Jones U.S. Total Market Index. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Dow Jones U.S. Healthcare Sector Index represents approximately 12.4% of the market capitalization of listed U.S. equities.

Dow Jones U.S. Industrial Sector Index

Number of Components: approximately 254
Index Description. The Dow Jones U.S. Industrial Sector Index measures the performance of the Industrial economic sector of the U.S. equity market. The Dow Jones U.S. Industrial Index is a subset of the Dow Jones U.S. Total Market Index. The Dow Jones U.S. Industrial Sector Index is capitalization-weighted and includes only companies in the Industrial sector of the Dow Jones U.S. Total Market Index. The component stocks are weighted according to the total value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Dow Jones U.S. Industrial Sector Index represents approximately 12.2% of the market capitalization of listed U.S. equities.

Dow Jones U.S. Technology Sector Index

Number of Components: approximately 316
Index Description. The Dow Jones U.S. Technology Sector Index measures the performance of the Technology economic sector of the U.S. equity market. The Dow Jones U.S. Technology Sector Index is a subset of the Dow Jones U.S. Total Market Index. The Dow Jones U.S. Technology Index is capitalization-weighted and includes only companies in the Technology sector of the Dow Jones U.S. Total Market Index. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Dow Jones U.S. Technology Sector Index represents approximately 16.3% of the market capitalization of listed U.S. equities.

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Dow Jones U.S. Telecommunications Sector Index

Number of Components: approximately 29
Index Description. The Dow Jones U.S. Telecommunications Sector Index measures the performance of the Telecommunications economic sector of the U.S. equity market. The Dow Jones U.S. Telecommunications Sector Index is a subset of the Dow Jones U.S. Total Market Index. The Dow Jones U.S. Telecommunications Sector Index is capitalization-weighted and includes only companies in the Telecommunications sector of the Dow Jones U.S. Total Market Index. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Dow Jones U.S. Telecommunications Sector Index represents approximately 5% of the market capitalization of listed U.S. equities.

Dow Jones U.S. Utilities Sector Index

Number of Components: approximately 77
Index Description. The Dow Jones U.S. Utilities Sector Index measures the performance of the utilities economic sector of the U.S. equity market. The Dow Jones U.S. Utilities Sector Index is a subset of the Dow Jones U.S. Total Market Index. The Dow Jones U.S. Utilities Sector Index is capitalization-weighted and includes only companies in the Utilities sector of the Dow Jones U.S. Total Market Index. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Dow Jones U.S. Utilities Sector Index represents approximately 3.4% of the market capitalization of listed U.S. equities.

Dow Jones U.S. Financial Services Index

Number of Components: approximately 156
Index Description. The Dow Jones U.S. Financial Services Index measures the performance of the financial services industry segment of the U.S. equity market. The index is a subset of the Dow Jones U.S. Financial Index. The Dow Jones U.S. Financial Services Index is capitalization-weighted and includes only companies in the Banks, Savings & Loans, Securities Brokerage and Financial Services sectors of the Dow Jones U.S. Financial Index. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Dow Jones U.S. Financial Services Index represents approximately 13.3% of the market capitalization of listed U.S. equities.

Dow Jones U.S. Real Estate Index

Number of Components: approximately 67
Index Description. The Dow Jones U.S. Real Estate Index measures the performance of the Real Estate industry of the U.S. equity market. The Dow Jones U.S. Real Estate Index is a subset of the Dow Jones U.S. Financial Index. The Dow Jones U.S. Real Estate Index is capitalization-weighted and includes only companies in the Real Estate industry of the Dow Jones U.S. Financial Index. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Dow Jones U.S. Real Estate Index represents approximately 1% of the market capitalization of listed U.S. equities.

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The Russell Indices Generally

Component Selection Criteria. The Russell Indices are reconstituted annually on June 30 (or the last business day of June), to reflect changes in the marketplace. The starting universe for the Russell 3000 Index, all U.S. exchange and OTC listed companies, is ranked by decreasing total market capitalization. The Russell 2000 Index and the Russell 1000 Index are subsets of the Russell 3000 Index. All companies listed on a U.S. exchange or the OTC are considered for inclusion in the indices with the following rules and exceptions. Stocks must trade at or above $1.00 on May 31 to be eligible for inclusion. Only one class of security is allowed into the indices, however, special cases may exist if it is determined that each class acts independent of the other. Stocks domiciled in other countries are excluded. Also excluded are preferred and convertible preferred stock, participating preferred stock, redeemable shares, warrants and rights, trust receipts, royalty trusts, limited liability companies, OTC bulletin boards and pink sheet stocks, mutual funds, limited partnerships, and foreign stocks. After component selection, stocks are weighted by their available market capitalization, which is calculated by multiplying the composite closing price by the adjusted shares. The purpose of this adjustment is to exclude the capitalization that is not available for purchase and is not part of the investing opportunity set.

Issue Changes. Securities that leave the Russell Indices between reconstitution dates are not replaced. Thus, the number of securities in the indices over the year will fluctuate according to corporate activity. When a stock is acquired, delisted, or moves to the pink sheets or OTC bulletin boards, the stock is deleted from the relevant indices. When acquisitions or mergers take place, the stock's capitalization moves to the acquiring stock, hence, mergers have no effect on index total capitalization if the acquiring stock is part of the index. The only additions between reconstitution dates are as a result of spin-offs.

Index Maintenance. Maintaining the Russell Indices includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs. In addition, significant float adjustments due to corporate actions are made month-end. The divisor is adjusted for all changes in company market value to leave the value of the indices unaffected. All divisor adjustments are made after the close of trading and after the calculation of the closing value of the Russell Indices.

Index Availability. The Russell Indices are calculated continuously and are available from major data vendors.

Russell 3000 Index

Number of Components: approximately 2,838
Index Description. The Russell 3000 Index measures the performance of the U.S. equity broad market. It serves as the underlying index for Russell 3000 Growth and Value series and the Russell 1000 and Russell 2000 Indices, as well as each respective Growth and Value series. It is a capitalization-weighted index of the 3000 largest companies domiciled in the U.S. and its territories. Component companies are adjusted for available float, weighted according to the market value of their available outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell 3000 Index represents approximately 98% of the market capitalization of listed U.S. equities.

Russell 3000 Growth Index

Number of Components: approximately 1,758
Index Description. The Russell 3000 Growth Index measures the growth sector of the U.S. equity broad market. It is a subset of the Russell 3000 Index. It is capitalization-weighted index and consisting of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth and represents approximately 46% of the total market capitalization of the Russell 3000 Index. Component companies are adjusted for available float, weighted according to the market value of their available outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell 3000 Growth Index represents approximately 43% of the market capitalization of listed U.S. equities.

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Russell 3000 Value Index

Number of Components: approximately 1,931
Index Description. The Russell 3000 Value Index measures the value sector of the broad U.S. equity market. It is a subset of the Russell 3000 Index. It is a capitalization-weighted index consisting of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth and represents approximately 54% of the total market capitalization of the Russell 3000 Index. Component companies are adjusted for available float, weighted according to the market value of their available outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell 3000 Value Index represents approximately 43% of the market capitalization of listed U.S. equities.

Russell 2000 Index

Number of Components: approximately 1,885
Index Description. The Russell 2000 Index measures the small-capitalization sector of the U.S. equity market. It is a subset of the Russell 3000 Index and serves as the underlying index for the Russell 2000 Growth and Value index series. It is a capitalization-weighted index consisting of the 2000 smallest companies in the Russell 3000 Index. Component companies are adjusted for available float, weighted according to the market value of their available outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell 2000 Index represents approximately 11% of the market capitalization of listed U.S. equities.

Russell 2000 Growth Index

Number of Components: approximately 1,221
Index Description. The Russell 2000 Growth Index measures the small-capitalization growth sector of the U.S. equity market. It is a subset of the Russell 2000 Index. It is a capitalization-weighted index consisting of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth and represents approximately 44% of the total market capitalization of the Russell 2000 Index. Component companies are adjusted for available float, weighted according to the market value of their available outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell 2000 Growth Index represents approximately 3% of the market capitalization of listed U.S. equities.

Russell 2000 Value Index

Number of Components: approximately 1,246
Index Description. The Russell 2000 Value Index measures the small-capitalization value sector of the U.S. equity market. It is a subset of the Russell 2000 Index. It is a capitalization-weighted index consisting of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth and represents approximately 56% of the total market capitalization of the Russell 2000 Index. Component companies are adjusted for available float, weighted according to the market value of their available outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell 2000 Value Index represents approximately 3% of the market capitalization of listed U.S. equities.

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Russell 1000 Index

Number of Components: approximately 953
Index Description. The Russell 1000 Index measures the performance of the large-capitalization sector of the U.S. equity market. It is a subset of the Russell 3000 Index and serves as the underlying index for the Russell 1000 Growth and Value Indices, and the Russell Top 200 and MidCap series. It is a capitalization-weighted index consisting of the 1000 largest companies in the Russell 3000. Component companies are adjusted for available float, weighted according to the market value of their available outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell 1000 Index represents approximately 92% of the market capitalization of listed U.S. equities.

Russell 1000 Growth Index

Number of Components: approximately 537
Index Description. The Russell 1000 Growth Index measures the large-capitalization growth sector of the U.S. equity market. It is a subset of the Russell 1000 Index. It is a capitalization-weighted index consisting of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth and represents approximately 47% of the total market capitalization of the Russell 1000 Index. Component companies are adjusted for available float, weighted according to the market value of their available outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell 1000 Growth Index represents approximately 40% of the market capitalization of listed U.S. equities.

Russell 1000 Value Index

Number of Components: approximately 685
Index Description. The Russell 1000 Value Index measures the large-capitalization value sector of the U.S. equity market. It is a subset of the Russell 1000 Index. It is a capitalization-weighted index consisting of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth and represents approximately 53% of the total market capitalization of the Russell 1000 Index. Component companies are adjusted for available float, weighted according to the market value of their available outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell 1000 Value Index represents approximately 40% of the market capitalization of listed U.S. equities.

Russell Midcap Index

Number of Components: approximately 758
Index Description. The Russell Midcap Index is a capitalization-weighted index consisting of approximately the 782 smallest companies in the Russell 1000 Index. As in all Russell indexes, component companies are adjusted for available float -- weighted according to the market value of their available outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price times the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell MidCap Index represents approximately 19% of the market capitalization of listed U.S. equities and is a widely used benchmark of the U.S. mid cap equity market.

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Russell Midcap Growth Index

Number of Components: approximately 409
Index Description. The Russell Midcap Growth Index is a capitalization-weighted index that measures the performance of the mid-capitalization growth sector of the U.S. equity market. It is a subset of the Russell Midcap Index, representing approximately 34% of the total market capitalization of the Russell Midcap Index. The Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth. As in all Russell indexes, component companies are adjusted for available float -- weighted according to the market value of their available outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price times the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

Russell Midcap Value Index

Number of Components: approximately 551
Index Description. The Russell Midcap Value Index is a capitalization-weighted index that measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the Russell Midcap Index, representing approximately 66% of the total market capitalization of the Russell Midcap Index. The Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth. As in all Russell indexes, component companies are adjusted for available float -- weighted according to the market value of their available outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price times the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

The Cohen & Steers Realty Majors Index Generally

Component Selection Criteria. An investment committee determines the constituents of the Index. The universe of REITs is first screened for market capitalization and liquidity requirements. To be eligible for inclusion, a REIT must have a minimum market capitalization of $500 million and a minimum of 600,000 shares traded per month. The Index is composed only of core property types: office, industrial, apartments and retail. The investment committee determines the final 30 constituents based on a rigorous review process. Criteria for inclusion include: the quality of the portfolio of property, sector and geographic diversification, strong management, sound capital structure and a dominant position within a property sector.

Once the final list of constituent REITS has been determined, constituent REITs are ranked according to their respective market capitalization. Each constituent REIT that has an index weight greater than 8% will have its weight adjusted downwards until it equals 8%. The weight of the remaining constituent REITs will be increased proportionately until the aggregate of all weights equals 100%. As a result, constituents will be large and liquid without any one issue dominating the index.

Issue Changes. The Index will be rebalanced quarterly. The weighting for each constituent will be updated and adjustments will be made if any constituent has a weighting over 8%. The companies will be reviewed for size and liquidity. A REIT will be removed from the Index if its market capitalization has fallen below $400 million or if the monthly trading volume has fallen below 500,000 shares per month. In order to prevent excessive turnover, the size and liquidity requirements are not as stringent during rebalancings as they are for initial inclusion.

Between rebalancing dates, mergers or bankruptcy may result in a deletion or weighting increase. Weighting increases must be greater than 5% and will be adjusted downwards if it results in the REIT's weight becoming greater than 8%. In the case of a deletion, the investment committee will select a replacement company to ensure 30 constituents at all times.

Index Maintenance. Maintaining the Index includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spinoffs. The Index is a total return index and therefore reflects the reinvestment of dividends. The Index is calculated by the AMEX and distributed real time.

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Index Availability. The Cohen & Steers Realty Majors Index is calculated and broadcast every 15 seconds over the Consolidated Tape Association's Network B under the ticker "RMP." This information is distributed by financial data vendors such as Bloomberg.

Cohen & Steers Realty Majors Index

Number of Components: 30
Index Description. The Cohen & Steers Realty Majors Index consists of selected Real Estate Investment Trusts ("REITs"). The objective of the Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. Within the REIT market, the Index is diversified across property sectors that represent the current market. The Index is modified capitalization-weighted with constituent companies having a maximum index weight of 8%.

The Nasdaq Biotechnology Index Generally

Component Selection Criteria. To be eligible for inclusion in the Index, a common type security must be traded on The Nasdaq Stock Market and meet the following criteria:

[X] the company must be primarily engaged in using biomedical research for the discovery or development of novel treatments or cures for human disease;
[X] the security must be traded on the Nasdaq National Market;
[X] the security must have a market capitalization of at least $200 million;
[X] the security must have a price of at least $10;
[X] the security must have an average daily trading volume of at least 100,000 shares;
[X] the security must have "seasoned" on the Nasdaq Stock Market or another recognized market for at least 6 months; in the case of spin-offs, the operating history of the spin-off will be considered;
[X] the security may not be issued by an issuer currently in bankruptcy proceedings; and
[X] a security may not be added to the index if it has entered into a definitive agreement or other arrangement which would result in the security no longer being listed on the Nasdaq Stock Market within the next six months.

Issue Changes. The index will be subject to reexamination on a quarterly basis. The weights of index components will be rebalanced if one or more of the following are not met: (1) the weight of the single largest company cannot exceed 25.0% and (2) the collective weight of those index securities whose individual current weights are in excess of 5.0%, when added together, must be less than or equal to 50.0%. If either one or both of these weight distribution requirements are not met upon quarterly review, a weight rebalancing will be performed in accordance with the following plan. First, relating to weight distribution requirement (1) above, if the current weight of the single largest Index Security exceeds 25.0%, then the weights of all Large Stocks will be scaled down proportionately towards 1.0% by enough for the adjusted weight of the single largest Index Security to be set to 20.0%. Second, relating to weight distribution requirement (2) above, for those Index Securities whose individual current weights or adjusted weights in accordance with the preceding step are in excess of 5.0%, if their "collective weight" exceeds 50.0%, then the weights of all Large Stocks will be scaled down proportionately towards 1.0% by just enough for the "collective weight," so adjusted, to be set to 40.0%.

Semi-annual Ranking Review. The Index Securities are evaluated semi-annually based on market data. Companies currently within the Index must meet the maintenance criteria of $100 million in marker capitalization, a $7.50 price and 50,000 shares average daily trading volume. Index securities not meeting the maintenance criteria are maintained in the Index provided that such security met the maintenance criteria in the previous ranking. Securities not meeting the maintenance criteria for two consecutive rankings are removed. Changes will occur after the close of trading on the third Friday in May and November using end of March and September price data and end of April and October publicly available total shares outstanding data.

Index Maintenance. Companies in the Index are monitored every day by Nasdaq, with respect to changes in total shares outstanding arising from secondary offerings, stock repurchases, conversions or other corporate actions. If the change in total shares outstanding arising from such corporate action is greater than or equal to 5.0%, such change is ordinarily made to the Index on the evening prior to the effective date of such corporate action or as soon as practical thereafter. Otherwise, if the change in total shares outstanding is less than 5%, then all such changes are accumulated and made effective at one time on a quarterly basis

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after the close of trading on the third Friday in each of March, June, September and December. In either case, the Index share weights for such Index Securities are adjusted by the same percentage amount by which the total shares outstanding have changed in such Index Securities. Ordinarily, whenever there is a change in Index share weights or a change in a component security included in the Index, Nasdaq adjusts the divisor to assure that there is no discontinuity in the value of the Index, which might otherwise be caused by any such change.

Index Availability. The Nasdaq Biotechnology Index is calculated continuously and widely disseminated to major data vendors.

Nasdaq Biotechnology Index

Number of Components: 76
Index Description. The Nasdaq Biotechnology Index contains companies primarily engaged in biomedical research for the discovery or development of new treatments or cures for human disease. The Index is one of eight sub-indices of the Nasdaq Composite Index, which measures all common stocks listed on The Nasdaq Stock Market. The Index is modified market-value weighted, and is subject to rebalancing to ensure that the relative weightings of the index components meet requirements for a diversified portfolio. The market value, the last sale price multiplied by index share weights, is calculated throughout the trading day, and is related to the total value of the Index. On November 1, 1993, the Biotechnology Index began with a base of 200.00.

The Goldman Sachs Indices Generally

Component Selection Criteria. The starting universe for eligible constituents of the Goldman Sachs Sector Index are companies classified by the Goldman Sachs Investment research department as belonging to a Goldman Sachs Sector Index industry or sector. These decisions are based on the Goldman Sachs Investment Research Sector and Industry Classified System as supplemented by the Bloomberg Classification, Standard Industrial Classification and Russell Industry Classification. The stock of each constituent company must trade on either the NYSE, the AMEX or on the Nasdaq. Foreign companies with common shares listed on such exchanges are also eligible for inclusion in a Goldman Sachs Sector Index. Certain ADRs that have been a traditional part of the portfolios of U.S. institutional investors are also eligible. Limited Partnerships, and closed-end funds are excluded. The total market capitalization of a stock eligible for inclusion must be equal or greater than the market capitalization limit as of the most recent rebalancing. Companies with float (i.e., holdings in excess of 10% by an individual, corporation or family trust) below 20% are not eligible. The annualized turnover of company shares on the relevant exchange(s) must be 30% or more to further ensure adequate liquidity.

The index is initially capitalization weighted, based on the following formula: number of outstanding shares of a constituent multiplied by its share price as of the index's inception or rebalancing date. Weights are then modified so that none exceeds a predetermined limit. If the combined weight of all the constituents with an index weight greater than 5% in a sector index exceeds 50%, the largest stocks in the sector will be capped using a sliding scale until the combined weight is less than 50%.

Issue Changes. The Goldman Sachs Sector Indices are rebalanced semiannually on the third Friday of June and December. The total market capitalization for stocks to be added to the index must be equal to or greater than the capitalization limit at inception of the index or as of the most recent semiannual rebalancing date. A company's total market capitalization shall be based on the number of its outstanding shares and its closing price on its primary exchange as of inception or the rebalancing date. The market capitalization limit for each index will be determined at index inception and will be periodically revised to reflect changes in market levels. Index constituents with capitalization below 50% of the limit as of a rebalancing date or that fail to meet certain float and share turnover requirements shall be removed after the close on the effective date of the rebalancing. Changes to a company's shares outstanding that are greater than 5% will be applied to the index when they are effective on a best-efforts basis. Changes that are less than 5% will be applied to the index at next regularly scheduled rebalancing.

Index Maintenance. Each index is adjusted to reflect company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructurings and spin-offs. For changes of 5% or more in a company's number of shares outstanding that result from a merger, acquisition or spin-off, the index is adjusted upon the close of the consummation of such transaction on a best-efforts basis. For share changes of 5% or more that result from the issuance or repurchase or common shares, the index is adjusted upon the confirmation of such issuance or repurchase on a best-efforts basis. If a constituent company spins off a company, the parent and the spin-off will each remain in the index as long as they each satisfy the

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component selection criteria described above, except with respect to the 30%
turnover requirement. In the event that a constituent company files for bankruptcy, its stock will be removed from the index effective the close of that date.

Index Availability. The Goldman Sachs Indices are calculated continuously and are available from major data vendors.

Goldman Sachs Natural Resources Sector Index

Number of Components: approximately 110
Index Description. The Goldman Sachs Natural Resources Sector Index has been developed by Goldman Sachs as an equity benchmark for U.S.-traded natural resource-related stocks. The Index includes companies in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. It is a modified capitalization-weighted index: the constituent stocks are weighted according to the total market value of their outstanding shares, except that no constituent is weighted in excess of a predetermined limit and the combined weight of the nine largest constituents cannot exceed 45% at rebalancing. In this way, the impact of a component's price change on the Index is generally proportional to the issue's total market value, but no one stock will dominate the index. The Index value is calculated by summing up the weight-adjusted market capitalizations for all constituent stocks and dividing that sum by a predetermined base value. The value of the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

Goldman Sachs Technology Sector Index

Number of Components: approximately 216
Index Description. The Goldman Sachs Technology Sector Index has been developed by Goldman Sachs as an equity benchmark for U.S.-traded technology-related stocks. The Index includes companies that are: producers of sophisticated computer-related devices, electronics networking and Internet services; producers of computer and Internet software; consultants for information technology; and providers of computer services. It is a modified capitalization-weighted index. In a modified capitalization index, the weightings of large issuers is capped in order to reduce the impact of a small number of large capitalization stocks. The constituent stocks in this index are weighted according to the total market value of their outstanding shares, except that no constituent is weighted in excess of a predetermined limit and stocks with a weight greater than 5% in the index cannot exceed 50% of the index. In this way, the impact of a component's price change on the Index is generally proportional to the issue's total market value. The Index value is calculated by summing up the weight-adjusted market capitalizations for all constituent stocks and dividing that sum by a predetermined base value. The index was introduced in July 1998 with a base value of 100 as of April 30, 1998 and a capitalization weighting limit of 7.5% as of the most recent rebalancing date. The value of the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

The Goldman Sachs Technology Industry Subsector Indices Generally

Component Selection Criteria. The starting universe for eligible constituents of the Goldman Sachs Subsector indices are companies classified by the Goldman Sachs Investment Research department as belonging to a Goldman Sachs Investment Research Sector Industry Classification System. These decisions are based on the Goldman Sachs Investment Research Sector and Industry Classified System as supplemented by the Bloomberg Classification, Standard Industrial Classification and Russell Industry Classification. The stock of each constituent company must trade on either the NYSE, the AMEX or on Nasdaq. Foreign companies with common shares listed on such exchanges are also eligible for inclusion in a Goldman Sachs Technology Indices. Limited Partnerships and closed-end funds are excluded. The total market capitalization of a stock eligible for inclusion must be equal or greater than the market capitalization limit as of the most recent rebalancing. Companies with float below 20% are not eligible. A company's float shall reflect all adjustments to a company's actual shares outstanding to account for holding in excess of 10% by an individual, corporation or family trust. The annualized turnover of company shares on the relevant exchange(s) must be 30% or more to further ensure adequate liquidity.

Each index is initially capitalization weighted, based on the following formula: number of outstanding shares of a constituent multiplied by its share price as of the index's inception or rebalancing date. Weights are then modified so that none exceeds a predetermined limit of 8.5%.

Issue Changes. The Goldman Sachs Technology Industry Sector Indices are rebalanced semiannually on the third Friday of June and December. The total market capitalization for stocks to be added to the index must be equal to or greater than the

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capitalization limit at inception of the index or as of the most recent semiannual rebalancing date. A company's total market capitalization shall be based on the number of its outstanding shares and its closing price on its primary exchange as of inception or the rebalancing date. The market capitalization limit for each index will be determined at index inception and will be periodically revised to reflect changes in market levels. Index constituents with capitalization below 50% of the limit, less than 10% float or less than 15% annualized share turnover as of a rebalancing date shall be removed after the close on the effective date of the rebalancing. Changes to a company's shares outstanding that are greater than 5% will be applied to the index when they are effective on a best-efforts basis. Changes that are less than 5% will be applied to the index at next regularly scheduled rebalancing.

Index Maintenance. Each index is adjusted to reflect company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructurings and spin-offs. For changes of 5% or more in a company's number of shares outstanding that result from a merger, acquisition or spin-off, the index is adjusted upon the close of the consummation of such transaction on a best-efforts basis. For share changes of 5% or more that result from the issuance or repurchase or common shares, the index is adjusted upon the confirmation of such issuance or repurchase on a best-efforts basis. If a constituent company spins off a company, the parent and the spin-off will each remain in the index as long as they each satisfy the component selection criteria described above, except with respect to the 30% turnover requirement. In the event that a constituent company files for bankruptcy, its stock will be removed from the index effective at the close of that date.

Index Availability. The Goldman Sachs Technology Industry Sector Indices are calculated continuously and are available from major data vendors.

Goldman Sachs Technology Industry Multimedia Networking Index

Number of Components: approximately 31
Index Description. The Goldman Sachs Technology Industry Multimedia Networking Index has been developed by Goldman Sachs as an equity benchmark for multimedia networking stocks. The Index includes companies that are: producers of telecom equipment, data networking and wireless equipment. The stocks are selected from a universe of technology stocks as categorized by the GSTI. The Goldman Sachs Technology Industry Multimedia Networking Index is designed to minimize turnover by; semi-annual rebalancing, open number of companies, high level for entry, low level for removal, and bias toward leaving a stock in unless there is a strong argument for removal. Additionally, to reflect mutual fund restrictions on stock weights, constituents are modified-cap weighted such that each stock is no more than 8.5% of the index at the time of rebalancing. The index was introduced in April 1996 with a base value of 100.

Goldman Sachs Technology Industry Semiconductor Index

Number of Components: approximately 52
Index Description. The Goldman Sachs Technology Industry Semiconductor Index has been developed by Goldman Sachs as an equity benchmark for U.S.-traded semiconductor stocks. The Index includes companies that are producers of capital equipment or manufacturers of wafer and chips. The stocks are selected from a universe of technology stocks as categorized by the GSTI. The Goldman Sachs Technology Industry Semiconductor Index is designed to minimize turnover by; semi-annual rebalancing, open number of companies, high level for entry, low level for removal, and bias toward leaving a stock in unless there is a strong argument for removal. Additionally, to reflect mutual fund restrictions on stock weights, constituents are modified-cap weighted such that each stock is no more than 8.5% of the index at the time of rebalancing. The index was introduced in April 1996 with a base value of 100.

Goldman Sachs Technology Industry Software Index

Number of Components: approximately 43
Index Description. The Goldman Sachs Technology Industry Software Index has been developed by Goldman Sachs as an equity benchmark for U.S.-traded software-related stocks. The Index includes companies that are: producers of client/server, enterprise software, Internet software, PC and entertainment software. The stocks are selected from a universe of technology stocks as categorized by the GSTI. The Goldman Sachs Technology Industry Software Index is designed to minimize turnover by; semi-annual rebalancing, open number of companies, high level for entry, low level for removal, and bias toward leaving a stock in unless there is a strong argument for removal. Additionally, to reflect index mutual fund restrictions on stock weights,

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constituents are modified-cap weighted such that each stock is no more than 8.5%
of the index at the time of rebalancing. The index was introduced in April 1996 with a base value of 100.

The MSCI Indices Generally

In General. The MSCI Indices were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. Morgan Stanley acquired rights to the Indices in 1986. In November 1998, Morgan Stanley transferred all rights to the MSCI Indices to Morgan Stanley Capital International Inc. ("MSCI"), a Delaware corporation of which MSDW is the majority owner. The MSCI Indices have covered the world's developed markets since 1969, and in 1988, MSCI commenced coverage of the emerging markets.

Although local stock exchanges have traditionally calculated their own indices, these are generally not comparable with one another, due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI applies the same criteria and calculation methodology across all markets for all indices, developed and emerging.

MSCI Indices are notable for the depth and breadth of their coverage. MSCI generally seeks to have 85% of the free float-adjusted market capitalization of a country's stock market reflected in the MSCI Index for such country. On May 19, 2001, MSCI published index constituents and their Inclusion Factors based on the enhanced methodology. They began calculating a provisional index series on May 31, 2001. In the first phase, effective as of the close of November 30, 2001, MSCI implemented approximately half of the change resulting from the free float adjustment for all existing index constituents and, simultaneously, included all the new constituents resulting from the increase in coverage to 85% at approximately half of their free float-adjusted market capitalization. The remaining adjustments to fully implement the enhanced methodology took place in the second phase, effective as of the close of May 31, 2002. Given trends such as increased market concentration, the increase in coverage provided greater diversification and representation of market opportunities. The MSCI Indices seek to balance the inclusiveness of an "all share" index against the replicability of a "blue chip" index.

Weighting. All single-country MSCI Indices are free-float weighted, i.e., companies are included in the indices at the value of their free public float (free float, multiplied by price). MSCI defines "free float" as total shares excluding shares held by strategic investors such as governments, corporations, controlling shareholders and management, and shares subject to foreign ownership restrictions.

MSCI calculates two indices in some countries in order to address the issue of restrictions on foreign ownership in such countries. The additional indices are called "free" indices, and they exclude companies and share classes not purchasable by foreigners. Free indices are currently calculated for regional and international indices which include such markets.

Regional Weights. Market capitalization weighting, combined with a consistent target of 85% of free float-adjusted market capitalization, helps ensure that each country's weight in regional and international indices approximates its weight in the total universe of developing and emerging markets. Maintaining consistent policy among MSCI developed and emerging market indices is also critical to the calculation of certain combined developed and emerging market indices published by MSCI.

Selection Criteria

To construct relevant and accurate equity indices for the global institutional investor under the Enhanced Methodology, MSCI undertakes an index construction process, which involves: (i) Defining the equity universe, (ii) Adjusting the total market capitalization of all securities in the universe for free float available to foreign investors. (iii) Classifying the universe of securities under the Global Industry Classification Standard (GICS) and (iv) Selecting securities for inclusion according to MSCI's index construction rules and guidelines.

Defining the Universe. The index construction process starts at the country level, with the identification of the universe of investment opportunities. Currently, MSCI creates equity indices for 51 country markets globally. MSCI classifies each company and its securities in one and only one country. This allows securities to be sorted distinctly by their respective countries. In general, companies and their respective securities are classified as belonging to the country in which they are incorporated. All listed equity securities, or listed securities that exhibit characteristics of equity securities, except investment trusts, mutual funds and equity derivatives, are eligible for inclusion in the universe. Shares of non-domiciled companies generally are not eligible for inclusion in the universe. About 99% of the world's total equity market capitalization is included in the MSCI universe.

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Adjusting the Total Market Capitalization of Securities in the Universe for Free
Float. After identifying the universe of securities, MSCI calculates the free float-adjusted market capitalization of each security in that universe. The process of free float adjusting market capitalization involves (i) Defining and estimating the free float available to foreign investors for each security, using MSCI's definition of free float (ii) Assigning a free float-adjustment factor to each security and (iii) Calculating the free float-adjusted market capitalization of each security.

Classifying Securities Under the Global Industry Classification Standard (GICS). In addition to the free float-adjustment of market capitalization, all securities in the universe are assigned to the industry that best describes their business activities. To this end, MSCI has designed, in conjunction with Standard & Poor's, the Global Industry Classification Standard (GICS). This comprehensive classification scheme provides a universal approach to industries worldwide and forms the basis for achieving MSCI's objective of reflecting broad and fair industry representation in its indices.

Selecting Securities for Index Inclusion. In order to ensure a broad and fair representation in the indices of the diversity of business activities in the universe, MSCI follows a "bottom-up" approach to index construction, building indices from the industry group level up. The bottom-up approach to index construction requires a thorough analysis and understanding of the characteristics of the universe. This analysis drives the individual security selection decisions, which aim to reflect the overall features of the universe in the country index. MSCI targets an 85% free float-adjusted market representation level within each industry group, within each country. The security selection process within each industry group is based on the careful analysis of: (i) Each company's business activities and the diversification that its securities would bring to the index. (ii) The size (based on free float-adjusted market capitalization) and liquidity of securities. All else being equal, MSCI targets for inclusion the most sizable and liquid securities in an industry group. In addition, securities that do not meet the minimum size guidelines discussed below and/or securities with inadequate liquidity are not considered for inclusion. (iii) The estimated free float for the company and its individual share classes. Only securities of companies with estimated free float greater than 15% are, in general, considered for inclusion.

Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) Strategic and other shareholdings not considered part of available free float. (ii) Limits on share ownership for foreigners.

Under MSCI's free float-adjustment methodology, a constituent's Inclusion Factor is equal to its estimated free flat rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. Securities of companies with an overall free float of less than 15% across all share classes are generally not eligible for inclusion. Exceptions to this general rule are made only in significant cases, where not including a security of a large company would compromise the index's ability to fully and fairly represent the characteristics of the underlying market.

Price and Exchange Rates.

Prices. Prices used to calculate the MSCI Indices are the official exchange closing prices. All prices are taken from the dominant exchange in each market. In countries where there are foreign ownership limits, MSCI uses the price quoted on the official exchange, regardless of whether the limit has been reached.

Exchange Rates. MSCI uses WM/Reuters Closing Spot Rates for all developed and emerging markets. The WM/Reuters Closing Spot Rates were established by a committee of investment managers and data providers, including MSCI, whose object was to standardize exchange rates used by the investment community. Exchange rates are taken daily at 4 p.m. London time by the WM Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of "snapshots" of the latest contributed quotations taken from the Reuters service at short intervals around 4 PM. WM/Reuters provides closing bid and offer rates. MSCI uses these to calculate the mid-point to 5 decimal places.

MSCI continues to monitor exchange rates independently and may, under exceptional circumstances, elect to use an alternative exchange rate if the WM/Reuters rate is believed not to be representative for a given currency on a particular day.

Changes to the Indices. Under the Enhanced Methodology, the MSCI Equity Indices are maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the indices, emphasis is also placed on

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their continuity and on minimizing turnover in the indices. MSCI classifies index maintenance in two broad categories: (i) Index rebalancing and (ii) Market driven changes and corporate events.

The index rebalancing process is designed to ensure that the indices continue to be an accurate reflection of an evolving marketplace. The evolution may be due, for example, to a change in the composition or structure of an industry or other developments, including regular updates in shareholder information used in the estimation of free float. During the examination of a country index at a quarterly index rebalancing, the free float-adjusted market capitalization and representation of each industry group in the index is measured against the underlying market. A complete or partial index rebalancing, which will result in additions and deletions, for a country may be necessary if one or more industry groups have become significantly over- or under-represented.

Index rebalancing for each MSCI Country Index generally takes place every 12 to 18 months. Individual country index rebalancing for MSCI Country Indices usually occurs on only four dates throughout the year: as of the close of the last business day of February, May, August and November. MSCI Index additions and deletions due to quarterly index rebalancings are announced at least two weeks in advance.

New Issues. In general, newly listed equity securities available to foreign investors would be considered for inclusion in the MSCI Indices, according to MSCI's Enhanced Methodology index rules and guidelines, at the time of the quarterly index rebalancing for the country. However, for new issues that are significant in size and meet all the MSCI inclusion criteria, an early inclusion, outside of the quarterly index rebalancing, may be considered.

MSCI may decide not to include a large new issue even in the normal process of restructuring, and in spite of its substantial size and liquidity.

Index Rebalancing Deletions. During an index rebalancing, securities may be deleted from a country index for a variety of reasons, including significant decreases in free float-adjusted market capitalization, significant deterioration in liquidity, changes in industry classification, decreases in free float, more restrictive Foreign Ownership Limits (FOLs), and availability of a better industry representative. In assessing deletions, it is important to emphasize that indices must represent the full-investment cycle, including bull as well as bear markets. Out-of-favor industries and their securities may exhibit declining prices, declining market capitalizations, and/or declining liquidity, and yet not be deleted because they continue to be good representatives of their industry group.

MSCI EAFE(R) Index
Number of Components: approximately 1013
Index Description. The MSCI EAFE(R) Index has been developed by MSCI and includes stocks from Europe, Australia and the Far East. The MSCI EAFE Index is commonly used as a measure of international stock performance.

Calculation Methodology. The iShares MSCI EAFE Index Fund utilizes the MSCI EAFE Index calculated with net dividends reinvested. "Net dividends" means dividends after reduction for taxes withheld at source at the rate applicable to holders of the underlying stock that are resident in Luxembourg. With respect to the iShares MSCI EAFE Index Fund, such withholding rate currently differs from that applicable to United States residents. So-called "un-franked" dividends from Australian companies are withheld at a 30% rate to Luxembourg residents and a 15% rate to the iShares MSCI EAFE Index Fund (there is no difference in the treatment of "franked" dividends). Austrian companies impose a 25% dividend withholding on Luxembourg residents and an 15% rate on the iShares MSCI EAFE Index Fund. German companies impose a 26.5% dividend withholding on Luxembourg residents and a 10% rate on the iShares MSCI EAFE Index Fund.

The Index is calculated on a real-time basis and disseminated at regular intervals throughout the day.

Investment Limitations

The Board has adopted as fundamental policies each Fund's investment objectives and investment restrictions, numbered one through six below. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of such Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of outstanding voting securities.

No Fund will:

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iShares Construction and Maintenance Standards for the Underlying Indices

1. Concentrate its investments (i.e. hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

3. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4. Make loans. This restriction does not apply to: (i) the purchase of debt obligations in which each Fund may invest consistent with its investment objectives and policies; (ii) repurchase agreements and reverse repurchase agreements; and (iii) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund's investment objective and policies).

6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies, set forth above, each Fund will not invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of each Fund's net assets to be invested in illiquid securities.

For purposes of the percentage limitation on each Fund's investments in illiquid securities, foreign equity securities, though not registered under the Securities Act of 1933, are not deemed illiquid with respect to each Fund if they are otherwise readily marketable. Such securities ordinarily are considered to be "readily marketable" if they are traded on an exchange or another organized market and are not legally restricted from sale by the Fund. BGFA monitors the liquidity of restricted securities in each Fund's portfolio. In reaching liquidity decisions, BGFA considers the following factors:

[X]  The frequency of trades and quotes for the security;

[X] The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

[X]  Dealer undertakings to make a market in the security; and

[X] The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

Continuous Offering

The method by which Creation Unit Aggregations of iShares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of iShares are issued and sold by the Funds on an ongoing basis, at any

________________________________________________________________________________
page 32                                                                 i|Shares
point a "distribution", as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent iShares, and sells such iShares directly to customers, or if it chooses to couple the creation of a supply of new iShares with an active selling effort involving solicitation of secondary market demand for iShares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in iShares, whether or not participating in the distribution of iShares, are generally required to deliver a Prospectus. This is because the Prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a Prospectus-delivery obligation with respect to iShares are reminded that, under the Securities Act Rule 153, a Prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the Prospectus is available at the Listing Exchange upon request. The Prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Management

The following information supplements and should be read in conjunction with the section in the Prospectus entitled Management.

Trustees and Officers. The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until his or her successor is duly elected and qualified.

iShares Trust, iShares, Inc., Barclays Global Investors Funds and Master Investment Portfolio are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and oversees 77 portfolios within the fund complex. In addition, Richard K. Lyons serves as a Trustee for Barclays Global Investors Funds and Master Investment Portfolio and oversees 100 portfolios within the fund complex.

                               Interested Trustees

     ---------------------------------------------------------------------------------------------------------------------------
                                  Position(s), Length    Principal Occupation(s) During
        Name, Age and Address          of Service                  Past 5 Years                    Other Directorships Held
     ---------------------------------------------------------------------------------------------------------------------------
     *Garrett F. Bouton (56)      Trustee (since         Managing Director and Chief           Director (since 2001) of iShares,
     Barclays Global Investors    January 1, 2002),      Executive Officer (since 1999) for    Inc.; Chairman of the Board of
     45 Fremont Street            Chairman (since        Barclays Global Investors, N.A.       Directors (since 1998) of BGFA;
     San Francisco, CA 94105      February 28, 2002)     ("BGI") Global Individual Investor    Director (since 1998) of BGI;
                                  and President.         Business; Global H.R. Director        Director of various Barclays
                                                         (from 1996-1999) for BGI.             subsidiaries (since 1997).

     *Nathan Most (88)            Trustee (since         Consultant to BGI (1998-present),     Director (since 1996) and
     P.O. Box 193                 December 16, 1999)     American Stock Exchange (1996-        President (1996-2002) of iShares,
     Burlingame, CA 94011                                2000) and the Hong Kong Stock         Inc.
                                                         Exchange (1998 to present);
                                                         Consultant to the Amsterdam Stock
                                                         Exchange (1997-1998); Consultant
                                                         to the Pacific Stock Exchange
                                                         (1997-1998).
     ---------------------------------------------------------------------------------------------------------------------------

* Garrett F. Bouton and Nathan Most are deemed to be "interested persons" (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Funds' investment advisor and BGI, the parent company of BGFA.

________________________________________________________________________________
iShares Construction and Maintenance Standards for the Underlying Indices

                               Interested Trustees

     ---------------------------------------------------------------------------------------------------------------------------
                                  Position(s), Length    Principal Occupation(s) During
        Name, Age and Address          of Service                  Past 5 Years                    Other Directorships Held
     ---------------------------------------------------------------------------------------------------------------------------
     John B. Carroll (65)         Trustee (since         Retired Vice President of (1984-      Director (since 1996) of iShares,
     520 Main Street              January 1, 2002)       Investment Management                 Inc.; Trustee and member of the
     Ridgefield, CT 06877                                2000) of Verizon Corporation;         Executive Committee (since 1991)
                                                         Advisory Board member of              of The Common Fund
                                                         Ibbotson Associates (1992-1998);      Institutional Funds, a non-profit
                                                         former Vice Chairman and              organization; Member of the
                                                         Executive Committee Member            Board of Managers of JP Morgan
                                                         (1994-1998) of the Committee on       Private Equity Funds.
                                                         Investment of Employee Benefit
                                                         Assets of the Financial Executive
                                                         Institute.

     Richard K. Lyons (41)        Trustee (since         Professor, University of              Director (since 2001) of iShares,
     Haas School of Business,     February 15, 2000)     California, Berkeley: Haas            Inc.; Board of Trustees: Matthews
     UC Berkeley                                         School of Business (since             Asian Funds since 1995 (oversees
     Berkeley, CA 94720                                  1993); Consultant for IMF             6 portfolios).
                                                         World Bank, Federal Reserve
                                                         Bank, and Citibank N.A.(since
                                                         2000)

________________________________________________________________________________
page 34                                                                 i|Shares

     ---------------------------------------------------------------------------------------------------------------------------
                                  Position(s), Length    Principal Occupation(s) During
        Name, Age and Address          of Service                  Past 5 Years                    Other Directorships Held
     ---------------------------------------------------------------------------------------------------------------------------
     George C. Parker (61)        Trustee (since         Dean Witter Distinguished             Director (since 2001) of iShares,
     Graduate School of Business  February 15, 2000)     Professor of Finance (since 1994);    Inc.; Bailard, Biehl and Kaiser,
     (Room K301)                                         Associate Dean for Academic           Inc. (since 1985); California
     Stanford University                                 Affairs, Director of MBA Program,     Casualty Group of Insurance
     521 Memorial Way                                    and Professor, Stanford University:   Companies (since 1978);
     Stanford, CA 94305                                  Graduate School of Business           Continental Airlines, Inc. (since
                                                         (1993-2001).                          1996); Community First Financial
                                                                                               Group (since 1995); Dresdner/RCM
                                                                                               Mutual Funds (1994-2002); Tyon
                                                                                               Ranch Company (since 1999).

     W. Allen Reed (54)           Trustee (since         President and                         Director (since 1996 of iShares,
     General Motors Investment    January 1, 2002)       Officer (since 1996) of General       Inc.; Director (since 1994) of
     Management Corp.                                    General Motors Investment             General Motors Investment
     767 Fifth Avenue                                    Corporation.                          Management Corporation; Director
     New York, NY 10153                                                                        (1995-1998) of Taubman Centers,
                                                                                               Inc. (a real estate investment
                                                                                               trust); Director (since 1992) of
                                                                                               FLIR Systems (an imaging
                                                                                               technology company); Director
                                                                                               (since 1994) of General Motors
                                                                                               Acceptance Corporation; Director
                                                                                               (since 1994) of GMAC Insurance
                                                                                               Holdings, Inc.; Director (since
                                                                                               1995) of Global Emerging Markets
                                                                                               Fund; Director (since 2000) of
                                                                                               Temple Inland Industries;
                                                                                               Chairman (since 1995) of the
                                                                                               Investment Advisory Committee of
                                                                                               Howard Hughes Medical Institute.
     ----------------------------------------------------------------------------------------------------------------------------

                          Officers who are not Trustees

     ----------------------------------------------------------------------------------------------------------------------------
                                                         Principal Occupation(s) During
        Name, Age and Address             Position                 Past 5 Years                  Directorships Held by Officers
     ----------------------------------------------------------------------------------------------------------------------------
     Lee T. Kranefuss (39)        Vice President         Chief Executive Officer of the        Board of Trustees for Barclays
     Barclays Global Investors                           Individual Investor Business of       Global Investors Funds and
     45 Fremont Street                                   BGI; The Boston Consulting Group      Master Investment Portfolios
     San Francisco, CA 94105                             (until 1997).                         (since 2001).

     Michael Latham (36)          Secretary, Treasurer   Director of Mutual Fund Delivery      None.
     Barclays Global Investors    and Principal          in the U.S. Individual Investor
     45 Fremont Street            Financial Officer      Business of BGI (since 2000);
     San Francisco, CA 94105                             Head of Operations, BGI Europe
                                                         (1997-2000)

     Donna M. Rogers (36)         Assistant Treasurer    Senior Director (formerly             None.
     Investors Bank & Trust Co.                          Director), Mutual Fund
     200 Clarendon Street                                Administration at Investors Bank &
     Boston, MA 02116                                    Trust Company ("IBT")(since
                                                         1994).

     Jeffrey J. Gaboury (33)      Assistant Treasurer    Director (formerly Manager),          None.
     Investors Bank & Trust Co.                          Mutual Fund Administration,
     200 Clarendon Street                                Reporting and Compliance, IBT
     Boston, MA 02116                                    (since 1996)

     Susan C. Mosher (47)         Assistant Secretary    Senior Director & Senior Counsel,     None.
     Investors Bank & Trust Co.                          Mutual Fund Administration, IBT
     200 Clarendon Street                                (since 1995).
     Boston, MA 02116

     Sandra I. Madden (36)        Assistant Secretary    Senior Associate Counsel, Mutual      None.
     Investors Bank & Trust Co.                          Fund Administration, IBT (since
     200 Clarendon Street                                1999); Associate, Scudder Kemper
     Boston, MA 02116                                    Investments, Inc. (1996-1999).

________________________________________________________________________________
iShares Construction and Maintenance Standards for the Underlying Indices

    Lois Towers (52)           Assistant Vice      US Compliance Officer, BGI   None.
    Barclays Global Investors  President-AML       (since 1999);
    45 Fremont Street          Compliance Officer
    San Francisco, CA 94105


The following table sets forth, as of December 31, 2001, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                            Aggregate Dollar Range of Equity
                                                                                              Securities in All Registered
                                                                                            Investment Companies Overseen by
                                                                                             Trustee in Family of Investment
     Name of Trustee              Dollar Range of Equity Securities in the Funds                        Companies
---------------------------------------------------------------------------------------------------------------------------------
Garrett F. Bouton          iShares S&P 500 Index Fund:  over $100,000                                 over $100,000
                           iShares Dow Jones U.S. Technology Sector Index Fund: over $100,000
                           iShares Russell 2000 Value Index Fund: over $100,000
                           iShares Russell 1000 Value Index Fund: $50,001 - $100,000
---------------------------------------------------------------------------------------------------------------------------------
Nathan Most                iShares MSCI EAFE Index Fund:  over $100,000                               over $100,000
---------------------------------------------------------------------------------------------------------------------------------
John B. Carroll            N/A                                                                             N/A
---------------------------------------------------------------------------------------------------------------------------------
Richard K. Lyons           iShares S&P 500 Index Fund:  $1 - $10,000                                  $1 - $10,000
---------------------------------------------------------------------------------------------------------------------------------
George G.C. Parker         iShares S&P 100 Index Fund:  $50,001 - $100,000                            over $100,000
                           iShares S&P Midcap 400/Barra Value Index Fund: $10,001 - $50,000
                           iShares S&P Global 100 Index Fund:  $10,001 - $50,000
                           iShares Dow Jones U.S. Technology Sector Index Fund: $10,001 - $50,000
                           iShares Russell 1000 Value Index Fund:  over $100,000
                           iShares MSCI France Index Fund:  $10,001 - $50,000
                           iShares MSCI Mexico Index Fund: $10,001 - $50,000
                           iShares MSCI Singapore Index Fund: $10,001 - $50,000
                           iShares MSCI South Korea Index Fund:  $10,001 - $50,000
                           iShares MSCI United Kingdom Index Fund: $10,001 - $50,000
---------------------------------------------------------------------------------------------------------------------------------
W. Allen Reed              N/A                                                                             N/A
---------------------------------------------------------------------------------------------------------------------------------

None of the disinterested directors (Messrs, Most, Carroll, Lyons, Parker and
Reed) or their immediate family members own beneficially or of record any securities of BGFA (the Fund's investment adviser), SEI (the Fund's distributor) or any person controlling, controlled by or under common control with BGFA or SEI.

----------------------------------------------------------------------------------------------------------------------------------
                       Name of Owners and
                        Relationship to
   Name of Trustee          Trustee                Company           Title of Class     Value of Securities    Percent of Class
----------------------------------------------------------------------------------------------------------------------------------
Garrett F. Bouton             Self        Barclays Global Investors      Options        None (not exercised)          N/A
----------------------------------------------------------------------------------------------------------------------------------
Nathan Most                   N/A
----------------------------------------------------------------------------------------------------------------------------------
John B. Carroll               N/A
----------------------------------------------------------------------------------------------------------------------------------
Richard K. Lyons              N/A
----------------------------------------------------------------------------------------------------------------------------------
George G.C. Parker            N/A
----------------------------------------------------------------------------------------------------------------------------------
W. Allen Reed N/A
----------------------------------------------------------------------------------------------------------------------------------

Committees of the Trust. Each Independent Trustee of the Trust serves on the Audit and Nominating Committees of the Trust. The purposes of the Audit Committee are to assist the Board of Trustees (1) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (2) in its oversight of the Trust's financial statements and the independent audit thereof;
(3) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); and (4) in evaluating the independence of the independent accountants. The Audit Committee of the Trust met twice during calendar year ended December 31, 2001.

________________________________________________________________________________
page 36                                                                 i|Shares

The Nominating Committee nominates individuals for Independent Trustee membership on the Board of Trustees. The Nominating Committee evaluates candidates' qualifications for board membership, including their independence from the investment adviser and other principal service providers and the potential effects of any other relationship that might impair the independence of a candidate. In addition, the Nominating Committee periodically reviews the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board of Trustees. The Nominating Committee met once during the calendar year ended December 31, 2001.

Remuneration of Trustees and Officers. The Trust pays each Trustee an annual fee of $50,000 plus a per meeting fee of $500 for meetings of the Board attended by the Trustee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the compensation paid to each Trustee during the calendar year ended December 31, 2001:

                                     Aggregate       Pension or
                                     Estimated       Retirement                          Total Estimated
                                    Compensation  Benefits Accrued   Estimated Annual     Compensation
                                      from the    As Part of Trust     Benefits Upon      From the Fund
Name of Trustee                        Trust         Expenses**        Retirement**     and Fund Complex*
---------------                        -----         ----------        ------------     -----------------
Garrett F. Bouton*** ..............   $     0      Not Applicable.    Not Applicable.       $      0
John B. Carroll*** ................   $     0      Not Applicable.    Not Applicable.       $ 50,000
Richard K. Lyons ..................   $52,500      Not Applicable.    Not Applicable.       $ 52,500
Nathan Most .......................   $52,500      Not Applicable.    Not Applicable.       $172,000
George G.C. Parker ................   $52,500      Not Applicable.    Not Applicable.       $ 52,500
W. Allen Reed*** ..................   $     0      Not Applicable.    Not Applicable.       $ 50,000

* Includes compensation as Director of iShares, Inc., an investment company with 23 investment portfolios also advised by BGFA.
** No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
*** Messrs. Bouton, Carroll and Reed did not serve as trustees of the Trust during the year ended December 31, 2001.

Trustees and officers of the Trust collectively owned less than 1% of each of the Trust's outstanding shares as of November 2, 2002.

Control Persons and Principal Holders of Securities. Although the Trust does not have information concerning the beneficial ownership of iShares held in the names of DTC Participants, as of November 2, 2002, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

                                                                        Percentage of
iShares Index Fund                              Name                      Ownership
------------------                              ----                      ---------
S&P 100                       Merrill Lynch Pierce Fenner & Smith Inc.       11.56%
                              Salomon Smith Barney Inc.                      10.82%
                              Charles Schwab & Co., Inc.                      8.88%
                              Morgan Stanley & Co., Inc.                      8.52%
                              PNC Bank Corp.                                  8.16%

S&P 500/BARRA Growth          Charles Schwab & Co., Inc.                      16.52%
                              State Street Bank & Trust Company               14.39%
                              Merrill Lynch Pierce Fenner & Smith Inc.        10.29%
                              Morgan Stanley & Co., Inc.                       8.93%
                              National Financial Services Corporation          6.06%

S&P 500/BARRA Value           Charles Schwab & Co., Inc.                      15.09%
                              Merrill Lynch Pierce Fenner & Smith Inc.        13.19%
                              State Street Bank & Trust Company                8.14%
                              Morgan Stanley & Co., Inc.                       9.77%
                              National Financial Services Corporation          6.26%

S&P MidCap 400                Charles Schwab & Co., Inc.                      16.28%
                              National Financial Services Corporation          7.41%

________________________________________________________________________________
iShares Construction and Maintenance Standards for the Underlying Indices

                                                                                       Percentage of
iShares Index Fund                                    Name                               Ownership
------------------                                    ----                               ---------
S&P MidCap 400/BARRA Growth          Morgan Stanley & Co., Inc.                              7.27%
                                     Charles Schwab & Co., Inc.                              6.72%
                                     Credit Suisse First Boston                              5.50%

S&P MidCap 400/BARRA Value           Charles Schwab & Co., Inc.                             10.98%
                                     Morgan Stanley & Co., Inc.                              7.91%
                                     Merrill Lynch Pierce Fenner & Smith Inc.                6.05%
                                     Salomon Smith Barney Inc.                               5.50%

S&P SmallCap 600                     Salomon Smith Barney Inc.                               8.28%
                                     Charles Schwab & Co., Inc.                              7.76%
                                     U.S. Bank Corp.                                         5.93%
                                     The Bank of New York                                    5.39%
                                     Merrill Lynch Pierce Fenner & Smith Inc.                5.32%

S&P SmallCap 600/BARRA Growth        State Street Bank & Trust Company                      37.75%
                                     Charles Schwab & Co., Inc.                              5.70%
                                     Morgan Stanley & Co., Inc.                              5.00%
S&P SmallCap 600/BARRA Value

                                     Charles Schwab & Co., Inc.                             10.40%
                                     Pershing/Division of Donaldson Lufkin & Jenrette        5.83%
                                     Morgan Stanley & Co., Inc.                              5.38%
S&P Global 100

                                     Merrill Lynch Pierce Fenner & Smith Inc.               12.83%
                                     Northern Trust Company                                 10.03%
                                     Morgan Stanley & Co., Inc.                              8.78%
                                     Charles Schwab & Co., Inc.                              7.55%
                                     National Financial Services Corporation                 5.77%
                                     Salomon Smith Barney Inc.                               5.62%
S&P Global Energy Sector

                                     Speer, Leeds & Kellogg                                 51.85%
                                     Merrill Lynch Pierce Fenner & Smith Inc.                7.95%
                                     Charles Schwab & Co., Inc.                              5.62%
                                     National Investor Services Corp.                        5.41%
S&P Global Financials Sector

                                     Speer, Leeds & Kellogg                                 66.94%
                                     Royal Trust Corp.                                       9.50%
S&P Global Healthcare Sector

                                     Charles Schwab & Co., Inc.                             13.54%
                                     Merrill Lynch Pierce Fenner & Smith Inc.                6.89%
                                     Brown Bros. Harriman & Co.                              6.75%
S&P Global Technology Sector

                                     Speer, Leeds & Kellogg                                 54.69%
                                     Charles Schwab & Co., Inc.                              9.62%

S&P Global Telecommunications Sector Speer, Leeds & Kellogg                                 51.80%

S&P Euro 350                         Merrill Lynch Pierce Fenner & Smith Inc.               12.58%
                                     Charles Schwab & Co., Inc.                              7.51%
                                     Investors Bank & Trust Co.                              7.46%
                                     Royal Trust Corp.                                       5.98%
                                     Northern Trust Company                                  5.22%

________________________________________________________________________________
page 38                                                                 i|Shares

                                                                                               Percentage of
iShares Index Fund                                             Name                              Ownership
------------------                                             ----                              ---------
S&P Latin America 40                       Brown Bros. Harriman & Co.                                 16.34%
                                           Salomon Smith Barney Inc.                                  13.20%
                                           Morgan Stanley & Co., Inc.                                  9.86%
                                           Charles Schwab & Co., Inc.                                  8.97%
                                           National Financial Services Corporation                     8.00%
                                           Pershing/Division of Donaldson Lufkin & Jenrette            5.66%

S&P/TOPIX 150                              Merrill Lynch Pierce Fenner & Smith Inc.                   67.77%
                                           Goldman, Sachs & Co.                                       13.36%

Dow Jones U.S. Total Market                Charles Schwab & Co., Inc.                                 22.19%
                                           Merrill Lynch Pierce Fenner & Smith Inc.                   12.87%
                                           Morgan Stanley & Co., Inc.                                  9.20%
                                           Pershing/Division of Donaldson Lufkin & Jenrette            6.63%
                                           Salomon Smith Barney Inc.                                   6.15%

Dow Jones U.S. Basic Materials             Brown Bros. Harriman & Co.                                 24.34%
                                           Salomon Smith Barney Inc.                                  13.49%
                                           Morgan Stanley & Co. Inc.                                   9.52%
                                           Charles Schwab & Co., Inc.                                  8.20%
                                           UBS Painewebber                                             7.76%

Dow Jones U.S. Consumer Cyclical           Morgan Stanley & Co. Inc.                                  10.98%
                                           Salomon Smith Barney Inc.                                   9.63%
                                           Lehman Brothers Inc.                                        7.11%
                                           Garban Corporate                                            6.82%
                                           Weiss, Peck & Greer                                         5.21%
                                           A.G. Edwards & Sons Inc.                                    5.17%

Dow Jones U.S. Consumer Non-Cyclical       Morgan Stanley & Co., Inc.                                 30.34%
                                           Salomon Smith Barney Inc.                                  10.60%

Dow Jones U.S. Energy Sector               Morgan Stanley & Co., Inc.                                 19.05%
                                           Salomon Smith Barney Inc.                                  13.68%
                                           Charles Schwab & Co., Inc.                                  8.77%
                                           Merrill Lynch Pierce Fenner & Smith Inc.                    8.03%
                                           Prudential Securities                                       7.51%
                                           UBS Painewebber                                             7.33%

Dow Jones U.S. Financial Sector            Merrill Lynch Pierce Fenner & Smith Inc.                   14.64%
                                           Salomon Smith Barney Inc.                                  13.79%
                                           Morgan Stanley & Co., Inc.                                 12.50%
                                           Charles Schwab & Co., Inc.                                  7.24%

Dow Jones U.S. Healthcare Sector           Morgan Stanley & Co., Inc.                                 11.36%
                                           State Street Bank & Trust Company                           9.84%
                                           Charles Schwab & Co., Inc.                                  7.67%
                                           Salomon Smith Barney Inc.                                   7.49%
                                           Merrill Lynch Pierce Fenner & Smith Inc.                    7.12%

Dow Jones U.S. Industrial Sector           Brown Bros. Harriman & Co.                                 21.20%
                                           Morgan Stanley & Co., Inc.                                 15.78%
                                           Charles Schwab & Co., Inc.                                  8.81%
                                           Prudential Securities                                       8.04%
                                           UBS Painewebber                                             5.49%

________________________________________________________________________________
iShares Construction and Maintenance Standards for the Underlying Indices

                                                                                              Percentage of
iShares Index Fund                         Name                                                 Ownership
------------------                         -----                                                ---------
Dow Jones U.S. Technology Sector           Merrill Lynch Pierce Fenner & Smith Inc.                15.64%
                                           Charles Schwab & Co., Inc.                              10.77%
                                           Salomon Smith Barney Inc.                               10.17%

Dow Jones U.S. Telecommunications
  Sector                                   Merrill Lynch Pierce Fenner & Smith Inc.                11.65%
                                           Salomon Smith Barney Inc.                               11.12%
                                           State Street Bank & Trust Company                        9.97%
                                           Morgan Stanley & Co., Inc.                               8.54%
                                           Charles Schwab & Co., Inc.                               6.43%
                                           UBS Painewebber                                          6.42%

Dow Jones U.S. Utilities Sector            Merrill Lynch Pierce Fenner & Smith Inc.                12.51%
                                           Speer, Leeds & Kellogg                                  11.19%
                                           Salomon Smith Barney Inc.                               10.78%
                                           Charles Schwab & Co., Inc.                               8.27%
                                           Prudential Securities                                    5.79%
                                           Morgan Stanley & Co., Inc.                               5.72%

Dow Jones U.S. Financial Services          Merrill Lynch Pierce Fenner & Smith Inc.                42.78%
                                           Salomon Smith Barney Inc.                                8.28%
                                           National Financial Services Corporation                  7.95%
                                           Morgan Stanley & Co., Inc.                               7.57%
                                           Charles Schwab & Co., Inc.                               6.34%

Dow Jones U.S. Real Estate                 Salomon Smith Barney Inc.                               14.50%
                                           Speer, Leeds & Kellogg                                  14.24%
                                           Charles Schwab & Co., Inc.                              11.70%
                                           Lehman Brothers Inc.                                     8.70%
                                           Morgan Stanley & Co., Inc.                               6.66%
                                           Merrill Lynch Pierce Fenner & Smith Inc.                 5.70%

Russell 3000                               State Street Bank & Trust Company                       27.36%
                                           Northern Trust Company                                  16.07%
                                           Charles Schwab & Co., Inc.                               9.28%
                                           Merrill Lynch Pierce Fenner & Smith Inc.                 7.22%
                                           National Financial Services Corporation                  5.84%

Russell 3000 Growth                        Northern Trust Company                                  21.11%
                                           Merrill Lynch Pierce Fenner & Smith Inc.                20.09%
                                           Salomon Smith Barney Inc.                               12.08%
                                           Charles Schwab & Co., Inc.                              11.71%
                                           RBC Daine Rausche                                        6.22%

Russell 3000 Value                         Merrill Lynch Pierce Fenner & Smith Inc.                21.00%
                                           Salomon Smith Barney Inc.                               16.28%
                                           Charles Schwab & Co., Inc.                              13.57%
                                           Pershing/Division of Donaldson Lufkin & Jenrette         8.21%
                                           National Financial Services Corporation                  5.68%
                                           Morgan Stanley & Co., Inc.                               5.27%

Russell 2000                               State Street Bank & Trust Company                       25.13%
                                           Merrill Lynch Pierce Fenner & Smith Inc.                 7.98%
                                           Charles Schwab & Co., Inc.                               6.22%


________________________________________________________________________________
page 40                                                                 i|Shares

                                                                             Percentage of
iShares Index Fund             Name                                           Ownership
------------------             -----                                          ---------
Russell 2000 Growth            State Street Bank & Trust Company                 12.75%
                               Merrill Lynch Pierce Fenner & Smith Inc.          12.70%

Russell 2000 Value             Merrill Lynch Pierce Fenner & Smith Inc.          10.34%
                               Charles Schwab & Co., Inc.                         9.56%
                               Wells Fargo Bank, NA                               5.07%

Russell 1000                   Charles Schwab & Co., Inc.                        31.40%
                               Merrill Lynch Pierce Fenner & Smith Inc.           8.40%
                               National Financial Services Corporation            7.54%

Russell 1000 Growth            Charles Schwab & Co., Inc.                        16.12%
                               Merrill Lynch Pierce Fenner & Smith Inc.          14.06%
                               State Street Bank & Trust Company                  9.12%

Russell 1000 Value             Deutsche Bank SE                                  13.04%
                               Charles Schwab & Co., Inc.                        11.19%
                               Merrill Lynch Pierce Fenner & Smith Inc.           9.19%
                               Societe Generale                                   6.39%
                               Salomon Smith Barney Inc.                          5.46%

Russell Midcap                 Morgan Stanley & Co., Inc.                        28.76%
                               Credit Suisse First Boston                        21.89%
                               Merrill Lynch Pierce Fenner & Smith Inc.          18.57%
                               Speer, Leeds & Kellogg                             7.21%

Russell Midcap Growth          The Bank of New York                              18.31%
                               Salomon Smith Barney Inc.                          8.22%
                               Merrill Lynch Pierce Fenner & Smith Inc.           7.49%
                               Brown Bros. Harriman & Co.                         6.31%

Russell Midcap Value           Merrill Lynch Pierce Fenner & Smith Inc.          12.46%
                               National Investor Services Corp.                   8.08%
                               Charles Schwab & Co., Inc.                         7.08%
                               UBS Painewebber                                    5.72%

Cohen & Steers Realty Majors   Charles Schwab & Co., Inc.                        13.11%
                               Riggs National Bank                               12.24%
                               Lehman Brothers Inc.                               7.20%
                               National Financial Services Corporation            6.02%
                               State Street Bank & Trust Company                  5.81%
                               Goldman, Sachs & Co.                               5.73%

Nasdaq Biotechnology           Salomon Smith Barney Inc.                         10.37%
                               State Street Bank & Trust Company                  9.21%
                               Merrill Lynch Pierce Fenner & Smith Inc.           8.78%
                               Morgan Stanley & Co., Inc.                         6.22%

Goldman Sachs Technology       Merrill Lynch Pierce Fenner & Smith Inc.          19.15%
                               State Street Bank & Trust Company                 11.68%
                               JP Morgan Chase Bank, Inc.                         7.68%
                               Deutsche Bank Securities Inc.                      7.09%
                               Speer, Leeds & Kellogg                             6.37%

Goldman Sachs Networking       Weiss, Peck & Greer                               18.33%
                               Speer, Leeds & Kellogg                             8.41%
                               Salomon Smith Barney Inc.                          5.89%

________________________________________________________________________________
iShares Construction and Maintenance Standards for the Underlying Indices

                                                                                    Percentage of
iShares Index Fund                                           Name                     Ownership
------------------                                           -----                    ---------
Goldman Sachs Semiconductor            Morgan Stanley & Co., Inc.                        19.89%
                                       Salomon Smith Barney Inc.                         10.94%
                                       Rush & Co.                                         6.84%
                                       Charles Schwab & Co., Inc.                         6.54%
                                       Brown Bros. Harriman & Co.                         5.71%

Goldman Sachs Software                 Merrill Lynch Pierce Fenner & Smith Inc.          41.77%
                                       Credit Suisse First Boston                        16.29%
                                       Speer, Leeds & Kellogg                             5.15%

Goldman Sachs Natural Resources        Speer, Leeds & Kellogg                            25.68%
                                       Merrill Lynch Pierce Fenner & Smith Inc.          20.53%
                                       Credit Suisse First Boston                        13.05%
                                       Charles Schwab & Co., Inc.                         7.37%

MSCI EAFE                              Charles Schwab & Co., Inc.                        11.13%
                                       State Street Bank & Trust Company                 10.95%
                                       JP Morgan & Co. Inc.                               8.81%
                                       Northern Trust Company                             5.34%
                                       Boston Safe Deposit Co.                            5.20%

Investment Advisor. BGFA serves as investment advisor to each Fund pursuant to an Investment Advisory Agreement between the Trust and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC and is registered as an investment advisor under the Investment Advisers Act of 1940 (the "Advisers Act"). Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund's assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.

The Investment Advisory Agreement between the Trust and BGFA was most recently approved by the Board of Trustees on May 21, 2002. In making the determination to approve the Investment Advisory Agreement, the Board considered the qualifications of BGFA to provide advisory services, an analysis of BGFA's profitability, and the reasonableness of the advisory fees paid to BGFA in relation to the services provided and the advisory fees paid by other comparable mutual funds. Based on these considerations, the Board concluded that the terms of the Investment Advisory Agreement are fair and reasonable with respect to the Trust, are in the best interests of the Trust's shareholders, and are similar to those which could have been obtained through arm's length negotiations.

Under the Investment Advisory Agreement, BGFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses. For its investment management services to each Fund, BGFA is paid a management fee equal to each Fund's allocable portion of the percentage listed below of such Fund's aggregate net assets. The following table sets forth the management fees paid by each Fund during its most recent full fiscal year as well as during the period from the Fund's inception date to its first fiscal year end.

                                                                                                   Management      Management
                                                                                                   Fees Paid     Fees Paid From
                                                                                                   During Most      Inception
                                                           Management    Inception   Fiscal Year   Recent Full    through First
Name                                                           Fee         Date         End        Fiscal Year   Fiscal Year End
----                                                           ---         ----         ---        -----------   ---------------
iShares S&P 100 Index Fund                                    0.20%      10/23/00       3/31       $   330,327     $   129,813
iShares S&P 500 Index Fund                                    0.09%      05/15/00       3/31         2,901,467       1,383,992
iShares S&P 500/BARRA Growth Index Fund                       0.18%      05/22/00       3/31           543,734         161,066
iShares S&P 500/BARRA Value Index Fund                        0.18%      05/22/00       3/31           833,280         246,793
iShares S&P MidCap 400 Index Fund                             0.20%      05/22/00       3/31           724,902         350,529
iShares S&P MidCap 400/BARRA Growth Index Fund                0.25%      07/24/00       3/31           391,698         111,350
iShares S&P MidCap 400/BARRA Value Index Fund                 0.25%      07/24/00       3/31           560,048          72,013
iShares S&P SmallCap 600 Index Fund                           0.20%      05/22/00       3/31         1,055,506         166,136
iShares S&P SmallCap 600/BARRA Growth Index Fund              0.25%      07/24/00       3/31           198,704          38,901
iShares S&P SmallCap 600/BARRA Value Index Fund               0.25%      07/24/00       3/31           500,287          49,623
iShares S&P Global 100 Index Fund                             0.40%      12/05/00       3/31           256,616         138,080

________________________________________________________________________________
page 42                                                                 i|Shares

                                                                                                  Management       Management
                                                                                                  Fees Paid      Fees Paid From
                                                                                                  During Most   Inception through
                                                           Management    Inception   Fiscal Year  Recent Full        First
Name                                                           Fee         Date         End       Fiscal Year    Fiscal Year End
----                                                           ---        -----         ---       -----------    ---------------
iShares S&P Global Energy Sector Index Fund                   0.65%      11/12/01       3/31              N/A*          36,617
iShares S&P Global Financials Sector Index Fund               0.65%      11/12/01       3/31              N/A*          25,560
iShares S&P Global Healthcare Sector Index Fund               0.65%      11/13/01       3/31              N/A*          40,999
iShares S&P Global Technology Sector Index Fund               0.65%      11/12/01       3/31              N/A*          42,442
iShares S&P Global Telecommunications Sector Index Fund       0.65%      11/12/01       3/31              N/A*          35,943
iShares S&P Europe 350 Index Fund                             0.60%      07/25/00       3/31         1,176,579         272,425
iShares S&P Latin America 40 Index Fund                       0.50%      10/25/01       3/31              N/A*          15,268
iShares S&P/TOPIX 150 Index Fund                              0.50%      10/23/01       3/31              N/A*          68,755
iShares Dow Jones U.S. Total Market Index Fund                0.20%      06/12/00       4/30           175,899          63,502
iShares Dow Jones U.S. Basic Materials Sector Index Fund      0.60%      06/12/00       4/30           146,380          46,758
iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund    0.60%      06/12/00       4/30           323,311          96,662
iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index
Fund                                                          0.60%      06/12/00       4/30           206,929          71,983
iShares Dow Jones U.S. Energy Sector Index Fund               0.60%      06/12/00       4/30           421,146         188,649
iShares Dow Jones U.S. Financial Sector Index Fund            0.60%      05/22/00       4/30           489,233         443,765
iShares Dow Jones U.S. Healthcare Sector Index Fund           0.60%      06/12/00       4/30         1,099,711         251,455
iShares Dow Jones U.S. Industrial Sector Index Fund           0.60%      06/12/00       4/30           303,207         133,113
iShares Dow Jones U.S. Technology Sector Index Fund           0.60%      05/15/00       4/30           739,702         645,093
iShares Dow Jones U.S. Telecommunications Sector Index
Fund                                                          0.60%      05/22/00       4/30           319,221         272,197
iShares Dow Jones U.S. Utilities Sector Index Fund            0.60%      06/12/00       4/30           433,942         171,300
iShares Dow Jones U.S. Financial Services Composite Index
Fund                                                          0.60%      06/12/00       4/30           285,099         236,783
iShares Dow Jones U.S. Real Estate Index Fund                 0.60%      06/12/00       4/30           464,974         162,992
iShares Russell 3000 Index Fund                               0.20%      05/22/00       3/31         1,891,266         305,590
iShares Russell 3000 Growth Index Fund                        0.25%      07/24/00       3/31            75,137          31,897
iShares Russell 3000 Value Index Fund                         0.25%      07/24/00       3/31           120,817          39,060
iShares Russell 2000 Index Fund                               0.20%      05/22/00       3/31         3,173,356         584,950
iShares Russell 2000 Growth Index Fund                        0.25%      07/24/00       3/31           769,356         132,435
iShares Russell 2000 Value Index Fund                         0.25%      07/24/00       3/31         1,254,820         213,690
iShares Russell 1000 Index Fund                               0.15%      05/15/00       3/31           449,693         322,915
iShares Russell 1000 Growth Index Fund                        0.20%      05/22/00       3/31           808,826         142,570
iShares Russell 1000 Value Index Fund                         0.20%      05/22/00       3/31           926,158         171,705
iShares Russell Midcap Index Fund                             0.20%      07/17/01       3/31              N/A*          45,722
iShares Russell Midcap Growth Index Fund                      0.25%      07/17/01       3/31              N/A*          38,286
iShares Russell Midcap Value Index Fund                       0.25%      07/17/01       3/31              N/A*          43,121
iShares Cohen & Steers Realty Majors Index Fund               0.35%      01/29/01       4/30           160,198          30,688
iShares Nasdaq Biotechnology Index Fund                       0.50%      02/05/01       3/31           822,823          69,068
iShares Goldman Sachs Technology Index Fund                   0.50%      03/13/01       7/31           285,562         181,622
iShares Goldman Sachs Networking Index Fund                   0.50%      07/10/01       7/31           175,097           5,299
iShares Goldman Sachs Semiconductor Index Fund                0.50%      07/10/01       7/31           185,482           7,268
iShares Goldman Sachs Software Index Fund                     0.50%      07/10/01       7/31           129,710           5,900
iShares Goldman Sachs Natural Resources Index Fund            0.50%      10/22/01       7/31             N/A**          97,214
iShares MSCI EAFE Index Fund                                  0.35%      08/14/01       7/31             N/A**       4,766,573

     * As of March 31, 2002, this Fund had not completed a full fiscal year. ** As of July 31, 2002, this Fund had not completed a full fiscal year.

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60-days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the applicable Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of federal banking laws and regulations (i) may prohibit Barclays Bank PLC, Barclays Global Investors, N.A. ("BGI") and BGFA from controlling or underwriting the iShares, but (ii) would not prohibit Barclays Bank PLC or BGFA generally from acting as an investment advisor, administrator, transfer agent or custodian to the Funds or from purchasing iShares as agent for and upon the order of a customer.

BGFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may

________________________________________________________________________________
iShares Construction and Maintenance Standards for the Underlying Indices change in the future. These changes could prevent BGFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BGFA, or its affiliates, would consider performing additional services for the Trust. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA, or its affiliates, might offer to provide additional services.

The Trust and BGFA have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. The Codes permit personnel subject to the Codes to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes are on public file with, and are available from, the SEC.

Administrator, Custodian and Transfer Agent. Investors Bank & Trust Company ("Investors Bank") serves as Administrator, Custodian and Transfer Agent for the Funds. Investors Bank's principal address is 200 Clarendon Street, Boston, MA 02111. Under the Administration Agreement with the Trust, Investors Bank provides necessary administrative and accounting services for the maintenance and operations of the Trust and each Fund. In addition, Investors Bank makes available the office space, equipment, personnel and facilities required to provide such services. Under the Custodian Agreement with the Trust, Investors Bank maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records, and provides other services. Investors Bank is required, upon the order of the Trust, to deliver securities held by Investors Bank and to make payments for securities purchased by the Trust for each Fund. Also, under a Delegation Agreement, Investors Bank is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, Investors Bank acts as a transfer agent for each Fund's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for the foregoing services, Investors Bank receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BGFA from its management fee. The following table sets forth the administration, transfer agency and custodian expenses of each Fund during its most recent full fiscal year, as well as during the period from the Fund's inception date to its first fiscal year end.

                                                                                                         Custody,
                                                                                        Custody,      Administration,
                                                                                     Administration,     Transfer
                                                                                     Transfer Agency      Agency
                                                                                         Expenses      Expenses Paid
                                                                                     Paid During Most From Inception
                                                            Inception    Fiscal Year   Recent Full     through First
  Name                                                        Date           End       Fiscal Year    Fiscal Year End
  ----                                                        ----           ---       -----------    ---------------
  iShares S&P 100 Index Fund                                 10/23/00       3/31         $   75,094     $   50,974
  iShares S&P 500 Index Fund                                 05/15/00       3/31          1,160,805      1,000,047
  iShares S&P 500/BARRA Growth Index Fund                    05/22/00       3/31            126,557         92,870
  iShares S&P 500/BARRA Value Index Fund                     05/22/00       3/31            202,852        121,756
  iShares S&P MidCap 400 Index Fund                          05/22/00       3/31            203,285        228,371
  iShares S&P MidCap 400/BARRA Growth Index Fund             07/24/00       3/31             96,111         64,524
  iShares S&P MidCap 400/BARRA Value Index Fund              07/24/00       3/31            125,954         60,615
  iShares S&P SmallCap 600 Index Fund                        05/22/00       3/31            302,457        131,010
  iShares S&P SmallCap 600/BARRA Growth Index Fund           07/24/00       3/31             89,145         61,452
  iShares S&P SmallCap 600/BARRA Value Index Fund            07/24/00       3/31            148,287         63,982
  iShares S&P Global 100 Index Fund                          12/05/00       3/31             55,639         25,880
  iShares S&P Global Energy Sector Index Fund                11/12/01       3/31               N/A*         11,909
  iShares S&P Global Financials Sector Index Fund            11/12/01       3/31               N/A*         11,220
  iShares S&P Global Healthcare Sector Index Fund            11/13/01       3/31               N/A*         11,564
  iShares S&P Global Technology Sector Index Fund            11/12/01       3/31               N/A*         12,238
  iShares S&P Global Telecommunications Sector Index Fund    11/12/01       3/31               N/A*         11,678
  iShares S&P Europe 350 Index Fund                          07/25/00       3/31            183,420         81,685
  iShares S&P Latin America 40 Index Fund                    10/25/01       3/31               N/A*         18,058
  iShares S&P/TOPIX 150 Index Fund                           10/23/01       3/31               N/A*         21,171
  iShares Dow Jones U.S. Total Market Index Fund             06/12/00       4/30             70,383         67,411
  iShares Dow Jones U.S. Basic Materials Sector Index Fund   06/12/00       4/30             47,456         52,985
  iShares Dow Jones U.S. Consumer Cyclical Sector Index
  Fund                                                       06/12/00       4/30             52,799         57,101
  iShares Dow Jones U.S. Consumer Non-Cyclical Sector
  Index Fund                                                 06/12/00       4/30             47,825         54,310
  iShares Dow Jones U.S. Energy Sector Index Fund            06/12/00       4/30             50,407         52,436
  iShares Dow Jones U.S. Financial Sector Index Fund         05/22/00       4/30             67,376        102,089
  iShares Dow Jones U.S. Healthcare Sector Index Fund        06/12/00       4/30             78,456         53,904
  iShares Dow Jones U.S. Industrial Sector Index Fund        06/12/00       4/30             49,443         56,112
  iShares Dow Jones U.S. Technology Sector Index Fund        05/15/00       4/30             65,096        130,946
  iShares Dow Jones U.S. Telecommunications Sector Index
  Fund                                                       05/22/00       4/30             45,829         59,761
  iShares Dow Jones U.S. Utilities Sector Index Fund         06/12/00       4/30             62,455         60,151
  iShares Dow Jones U.S. Financial Services Composite Index
  Fund                                                       06/12/00       4/30             54,092         62,890

________________________________________________________________________________
page 44                                                                 i|Shares

                                                                                                         Custody,
                                                                                        Custody,      Administration,
                                                                                     Administration,     Transfer
                                                                                     Transfer Agency      Agency
                                                                                         Expenses      Expenses Paid
                                                                                     Paid During Most From Inception
                                                            Inception    Fiscal Year   Recent Full     through First
  Name                                                        Date           End       Fiscal Year    Fiscal Year End
  ----                                                        ----           ---       -----------    ---------------
  iShares Dow Jones U.S. Real Estate Index Fund             06/12/00        4/30          62,948           58,648
  iShares Russell 3000 Index Fund                           05/22/00        3/31         408,195          145,974
  iShares Russell 3000 Growth Index Fund                    07/24/00        3/31          64,634           46,893
  iShares Russell 3000 Value Index Fund                     07/24/00        3/31          72,307           51,566
  iShares Russell 2000 Index Fund                           05/22/00        3/31         741,903          378,572
  iShares Russell 2000 Growth Index Fund                    07/24/00        3/31         185,800           71,682
  iShares Russell 2000 Value Index Fund                     07/24/00        3/31         294,412          107,927
  iShares Russell 1000 Index Fund                           05/15/00        3/31         141,567          273,234
  iShares Russell 1000 Growth Index Fund                    05/22/00        3/31         171,689           72,129
  iShares Russell 1000 Value Index Fund                     05/22/00        3/31         204,785           90,761
  iShares Russell Midcap Index Fund                         07/17/01        3/31            N/A*           47,875
  iShares Russell Midcap Growth Index Fund                  07/17/01        3/31            N/A*           39,625
  iShares Russell Midcap Value Index Fund                   07/17/01        3/31            N/A*           49,353
  iShares Cohen & Steers Realty Majors Index Fund           01/29/01        4/30          48,210           14,433
  iShares Nasdaq Biotechnology Index Fund                   02/05/01        3/31          78,416           10,154
  iShares Goldman Sachs Technology Index Fund               03/13/01        7/31          39,476           23,303
  iShares Goldman Sachs Networking Index Fund               07/10/01        7/31          35,134            4,487
  iShares Goldman Sachs Semiconductor Index Fund            07/10/01        7/31          34,401            4,310
  iShares Goldman Sachs Software Index Fund                 07/10/01        7/31          31,114            4,308
  iShares Goldman Sachs Natural Resources Index Fund        10/22/01        7/31           N/A**           28,580
  iShares MSCI EAFE Index Fund                              08/14/01        7/31           N/A**          778,706

     * As of March 31, 2002, this Fund had not completed a full fiscal year. ** As of July 31, 2002, this Fund had not completed a full fiscal year.

Distributor. SEI Investments Distribution Co. is the Distributor of iShares. Its principal address is 1 Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes iShares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. iShares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading Creation and Redemption of Creation Units Aggregations. iShares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, the Statement of Additional Information to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. ("NASD").

The Distribution Agreement for each Fund will provide that it may be terminated at any time, without the payment of any penalty, on at least 60-days written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of iShares. Such Soliciting Dealers may also be Authorized Participants (as defined below), DTC Participants (as defined below) and/or Investor Services Organizations.

BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of iShares.

The following table sets forth fees paid by BGFA to the Distributor for certain services, not primarily intended to result in the sale of shares, provided to each Fund during its most recent full fiscal year, if applicable, as well as during the period from the Fund's inception date to its first fiscal year end.

________________________________________________________________________________
iShares Construction and Maintenance Standards for the Underlying Indices

                                                                                                                    Fees Paid from
                                                                                                  Fees Paid During Inception through
                                                                         Inception   Fiscal Year  Most Recent Full       First
     Name                                                                  Date         End          Fiscal Year    Fiscal Year End
     ----                                                                  ----         ---          -----------    ---------------
     iShares S&P 100 Index Fund                                          10/23/00       3/31          $  35,756      $  17,308
     iShares S&P 500 Index Fund                                          05/15/00       3/31            260,563        508,254
     iShares S&P 500/BARRA Growth Index Fund                             05/22/00       3/31             36,425         32,977
     iShares S&P 500/BARRA Value Index Fund                              05/22/00       3/31             49,290         39,215
     iShares S&P MidCap 400 Index Fund                                   05/22/00       3/31             39,586         66,343
     iShares S&P MidCap 400/BARRA Growth Index Fund                      07/24/00       3/31             34,827         12,676
     iShares S&P MidCap 400/BARRA Value Index Fund                       07/24/00       3/31             34,860          8,025
     iShares S&P SmallCap 600 Index Fund                                 05/22/00       3/31             48,720         27,035
     iShares S&P SmallCap 600/BARRA Growth Index Fund                    07/24/00       3/31             34,796          4,887
     iShares S&P SmallCap 600/BARRA Value Index Fund                     07/24/00       3/31             34,860          5,604
     iShares S&P Global 100 Index Fund                                   12/05/00       3/31             34,756          8,279
     iShares S&P Global Energy Sector Index Fund                         11/12/01       3/31               N/A*         14,746
     iShares S&P Global Financials Sector Index Fund                     11/12/01       3/31               N/A*         14,744
     iShares S&P Global Healthcare Sector Index Fund                     11/13/01       3/31               N/A*         14,746
     iShares S&P Global Technology Sector Index Fund                     11/12/01       3/31               N/A*         14,746
     iShares S&P Global Telecommunications Sector Index Fund             11/12/01       3/31               N/A*         14,745
     iShares S&P Europe 350 Index Fund                                   07/25/00       3/31             34,822         11,970
     iShares S&P Latin America 40 Index Fund                             10/25/01       3/31               N/A*         17,243
     iShares S&P/TOPIX 150 Index Fund                                    10/23/01       3/31               N/A*         17,251
     iShares Dow Jones U.S. Total Market Index Fund                      06/12/00       4/30             35,535          8,668
     iShares Dow Jones U.S. Basic Materials Sector Index Fund            06/12/00       4/30             35,507          2,755
     iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund          06/12/00       4/30             35,528          5,277
     iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund      06/12/00       4/30             35,512          4,124
     iShares Dow Jones U.S. Energy Sector Index Fund                     06/12/00       4/30             35,527         10,420
     iShares Dow Jones U.S. Financial Sector Index Fund                  05/22/00       4/30             35,535         30,774
     iShares Dow Jones U.S. Healthcare Sector Index Fund                 06/12/00       4/30             35,593         12,014
     iShares Dow Jones U.S. Industrial Sector Index Fund                 06/12/00       4/30             35,515          7,860
     iShares Dow Jones U.S. Technology Sector Index Fund                 05/15/00       4/30             35,555         46,053
     iShares Dow Jones U.S. Telecommunications Sector Index Fund         05/22/00       4/30             35,512         17,955
     iShares Dow Jones U.S. Utilities Sector Index Fund                  06/12/00       4/30             35,548          9,964
     iShares Dow Jones U.S. Financial Services Composite Index Fund      06/12/00       4/30             35,514         15,104
     iShares Dow Jones U.S. Real Estate Index Fund                       06/12/00       4/30             35,532          8,440
     iShares Russell 3000 Index Fund                                     05/22/00       3/31             77,923         41,362
     iShares Russell 3000 Growth Index Fund                              07/24/00       3/31             34,756          4,109
     iShares Russell 3000 Value Index Fund                               07/24/00       3/31             34,763          4,864
     iShares Russell 2000 Index Fund                                     05/22/00       3/31            126,184         97,698
     iShares Russell 2000 Growth Index Fund                              07/24/00       3/31             37,175         14,491
     iShares Russell 2000 Value Index Fund                               07/24/00       3/31             50,843         21,992
     iShares Russell 1000 Index Fund                                     05/15/00       3/31             36,425         99,243
     iShares Russell 1000 Growth Index Fund                              05/22/00       3/31             44,798         23,487
     iShares Russell 1000 Value Index Fund                               05/22/00       3/31             46,911         26,396
     iShares Russell Midcap Index Fund                                   07/17/01       3/31               N/A*         24,751
     iShares Russell Midcap Growth Index Fund                            07/17/01       3/31               N/A*         24,751
     iShares Russell Midcap Value Index Fund                             07/17/01       3/31               N/A*         24,752
     iShares Cohen & Steers Realty Majors Index Fund                     01/29/01       4/30             35,513          2,014
     iShares Nasdaq Biotechnology Index Fund                             02/05/01       3/31             34,826          3,218
     iShares Goldman Sachs Technology Index Fund                         03/13/01       7/31             35,067          3,431
     iShares Goldman Sachs Networking Index Fund                         07/10/01       7/31             35,067          2,500
     iShares Goldman Sachs Semiconductor Index Fund                      07/10/01       7/31             35,067          2,500
     iShares Goldman Sachs Software Index Fund                           07/10/01       7/31             35,067          2,500
     iShares Goldman Sachs Natural Resources Index Fund                  10/22/01       7/31              N/A**         30,067
     iShares MSCI EAFE Index Fund                                        08/14/01       7/31              N/A**         40,159

     * As of March 31, 2002, this Fund had not completed a full fiscal year. ** As of July 31, 2002, this Fund had not completed a full fiscal year.

Index Providers. Each Fund is based upon a particular index compiled by one of the following index providers: Standard & Poor's (a division of the McGraw-Hill Companies), Frank Russell Company, Dow Jones & Company, Cohen & Steers, Nasdaq, Goldman Sachs and MSCI. None of the index providers is affiliated with a Fund or with BGI or its affiliates. Each Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with BGI, which in turn has a licensing agreement with the relevant Index Provider. BGI has provided the sub-licenses without charge to any Fund.

________________________________________________________________________________
page 46                                                                 i|Shares

Brokerage Transactions

The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, BGFA relies upon its experience and knowledge regarding commissions generally charged by various brokers.

In seeking to implement the Trust's policies, BGFA effects transactions with those brokers and dealers that BGFA believes provide the most favorable prices and are capable of providing efficient executions. BGFA and its affiliates do not participate in soft dollar transactions.

The Trust may execute brokerage or other agency transactions through affiliates that are registered broker-dealers, for commissions, in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. Under these provisions, affiliates of BGFA are permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the affiliate and the Trust expressly permitting the affiliate of BGFA to receive and retain such compensation. These rules further require that the commissions paid by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid and will review these procedures periodically.

The following table sets forth the brokerage commissions paid by each Fund during its most recent full fiscal year as well as during the period from the Fund's inception date to its first fiscal year end.

                                                                                                                     Commissions
                                                                                                    Commissions        Paid From
                                                                                                 Paid During Most  Inception through
                                                                          Inception  Fiscal Year    Recent Full        First
     Name                                                                   Date        End         Fiscal Year    Fiscal Year End
     ----                                                                   ----        ---         -----------    ---------------
     iShares S&P 100 Index Fund                                           10/23/00      3/31        $   21,328         $10,048
     iShares S&P 500 Index Fund                                           05/15/00      3/31           147,702         108,184
     iShares S&P 500/BARRA Growth Index Fund                              05/22/00      3/31            29,087          33,848
     iShares S&P 500/BARRA Value Index Fund                               05/22/00      3/31            58,281          21,238
     iShares S&P MidCap 400 Index Fund                                    05/22/00      3/31            64,128         114,412
     iShares S&P MidCap 400/BARRA Growth Index Fund                       07/24/00      3/31            62,671          53,624
     iShares S&P MidCap 400/BARRA Value Index Fund                        07/24/00      3/31            50,428          17,281
     iShares S&P SmallCap 600 Index Fund                                  05/22/00      3/31           126,854          68,518
     iShares S&P SmallCap 600/BARRA Growth Index Fund                     07/24/00      3/31            39,345          35,000
     iShares S&P SmallCap 600/BARRA Value Index Fund                      07/24/00      3/31            66,161          18,621
     iShares S&P Global 100 Index Fund                                    12/05/00      3/31             3,319           6,271
     iShares S&P Global Energy Sector Index Fund                          11/12/01      3/31              N/A*             570
     iShares S&P Global Financials Sector Index Fund                      11/12/01      3/31              N/A*               5
     iShares S&P Global Healthcare Sector Index Fund                      11/13/01      3/31              N/A*             139
     iShares S&P Global Technology Sector Index Fund                      11/12/01      3/31              N/A*             550
     iShares S&P Global Telecommunications Sector Index Fund              11/12/01      3/31              N/A*             732
     iShares S&P Europe 350 Index Fund                                    07/25/00      3/31            21,999          43,104
     iShares S&P Latin America 40 Index Fund                              10/25/01      3/31              N/A*             735
     iShares S&P/TOPIX 150 Index Fund                                     10/23/01      3/31              N/A*             170
     iShares Dow Jones U.S. Total Market Index Fund                       06/12/00      4/30             9,435           3,952
     iShares Dow Jones U.S. Basic Materials Sector Index Fund             06/12/00      4/30             3,638           3,200
     iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund           06/12/00      4/30             3,963           7,899
     iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund       06/12/00      4/30             4,096           7,950
     iShares Dow Jones U.S. Energy Sector Index Fund                      06/12/00      4/30            16,680          11,042
     iShares Dow Jones U.S. Financial Sector Index Fund                   05/22/00      4/30             5,467          13,493
     iShares Dow Jones U.S. Healthcare Sector Index Fund                  06/12/00      4/30             4,611           3,101
     iShares Dow Jones U.S. Industrial Sector Index Fund                  06/12/00      4/30            23,318          10,950
     iShares Dow Jones U.S. Technology Sector Index Fund                  05/15/00      4/30            12,021          12,969
     iShares Dow Jones U.S. Telecommunications Sector Index Fund          05/22/00      4/30            58,357          59,573
     iShares Dow Jones U.S. Utilities Sector Index Fund                   06/12/00      4/30            16,579           6,002
     iShares Dow Jones U.S. Financial Services Index Fund                 06/12/00      4/30             1,925           3,669
     iShares Dow Jones U.S. Real Estate Index Fund                        06/12/00      4/30            19,967          18,648
     iShares Russell 3000 Index Fund                                      05/22/00      3/31           101,505          10,762

________________________________________________________________________________
iShares Construction and Maintenance Standards for the Underlying Indices


                                                                                                                 Commissions
                                                                                              Commissions         Paid From
                                                                                            Paid During Most   Inception through
                                                                 Inception   Fiscal Year       Recent Full          First
      Name                                                         Date         End            Fiscal Year     Fiscal Year End
      ----                                                         ----         ---            -----------     ---------------
      iShares Russell 3000 Growth Index Fund                     07/24/00       3/31              5,112              481
      iShares Russell 3000 Value Index Fund                      07/24/00       3/31             11,853            2,279
      iShares Russell 2000 Index Fund                            05/22/00       3/31            760,213          435,597
      iShares Russell 2000 Growth Index Fund                     07/24/00       3/31            164,482           23,347
      iShares Russell 2000 Value Index Fund                      07/24/00       3/31            340,383           41,057
      iShares Russell 1000 Index Fund                            05/15/00       3/31             31,665           25,814
      iShares Russell 1000 Growth Index Fund                     05/22/00       3/31             53,986            9,375
      iShares Russell 1000 Value Index Fund                      05/22/00       3/31             91,295           15,263
      iShares Russell Midcap Index Fund                          07/17/01       3/31               N/A*            4,555
      iShares Russell Midcap Growth Index Fund                   07/17/01       3/31               N/A*            2,100
      iShares Russell Midcap Value Index Fund                    07/17/01       3/31               N/A*            4,117
      iShares Cohen & Steers Realty Majors Index Fund            01/29/01       4/30             19,119            1,391
      iShares Nasdaq Biotechnology Index Fund                    02/05/01       3/31             29,880            9,616
      iShares Goldman Sachs Technology Index Fund                03/13/01       7/31              5,088              249
      iShares Goldman Sachs Networking Index Fund                07/10/01       7/31             67,648            4,244
      iShares Goldman Sachs Semiconductor Index Fund             07/10/01       7/31              4,039                0
      iShares Goldman Sachs Software Index Fund                  07/10/01       7/31              3,602                0
      iShares Goldman Sachs Natural Resources Index Fund         10/22/01       7/31              N/A**            2,758
      iShares MSCI EAFE Index Fund                               08/14/01       7/31              N/A**          279,407

      * As of March 31, 2002, this Fund had not completed a full fiscal year. ** As of July 31, 2002, this Fund had not completed a full fiscal year.

The total commissions paid by the Trust for the Funds with fiscal years ending on March 31, 2002, April 30, 2002 and July 31, 2002 was $2,880,014.

The following table sets forth the names of the Funds' "regular broker dealers", as defined under the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which a Fund invests, together with the market value of such investment as of the respective Fund's most recently completed fiscal year.

                                                                Fiscal Year                                       Market Value of
      Fund                                                         End                    Issuer                    Investment
      ----                                                         ---                    ------                    ----------
      iShares S&P 100 Index Fund                                   3/31       Bank of America Corp.                $ 2,058,353
                                                                              Morgan Stanley Dean Witter  & Co.      1,213,367
                                                                              Merrill Lynch & Co. Inc.                 897,654
                                                                              Lehman Brothers Holdings Inc             304,002

      iShares S&P 500 Index Fund                                   3/31       Bank of America Corp.                 42,866,612
                                                                              Morgan Stanley Dean Witter & Co.      25,234,911
                                                                              Merrill Lynch & Co. Inc.              18,695,623
                                                                              Lehman Brothers Holdings Inc           6,282,426

      iShares S&P 500/BARRA Value Index Fund                       3/31       Bank of America Corp.                 11,715,765
                                                                              Morgan Stanley Dean Witter & Co.       6,906,829
                                                                              Merrill Lynch & Co. Inc.               5,107,088
                                                                              Lehman Brothers Holdings Inc           1,725,242

      iShares S&P Global 100 Index Fund                            3/31       Morgan Stanley Dean Witter & Co.         446,560


      iShares Dow Jones U.S. Total Market Index Fund               4/30       Morgan Stanley Dean Witter & Co.         532,889
                                                                              Merrill Lynch & Co. Inc.                 370,204
                                                                              Prudential Financial Inc.                202,583
                                                                              The Goldman Sachs Group Inc.             188,842
                                                                              Lehman Brothers Holdings Inc             156,822
                                                                              Knight Trading Group Inc.                  6,900

      iShares Dow Jones U.S. Financial Sector Index Fund           4/30       Morgan Stanley Dean Witter & Co.       2,624,314
                                                                              Merrill Lynch & Co. Inc.               1,823,300
                                                                              Prudential Financial Inc.              1,003,125
                                                                              The Goldman Sachs Group Inc.             925,155
                                                                              Lehman Brothers Holdings Inc             772,900

      iShares Dow Jones U.S. Financial Services Index Fund         4/30       Morgan Stanley Dean Witter & Co.       1,762,490
                                                                              Merrill Lynch & Co. Inc.               1,225,025
                                                                              The Goldman Sachs Group Inc.             621,967

________________________________________________________________________________
page 48                                                                 i|Shares

                                                         Fiscal Year                                       Market Value of
      Fund                                                   End                 Issuer                      Investment
      ----                                                   ---                 ------                      ----------
                                                                     Lehman Brothers Holdings Inc               519,082
                                                                     The Bear Stearns Companies Inc.            228,992
                                                                     Investment Technology Group Inc.            82,110
                                                                     Jeffries Group Inc.                         37,564

      iShares Russell 3000 Index Fund                        3/31    Morgan Stanley Dean Witter & Co.         7,454,713
                                                                     Merrill Lynch & Co. Inc.                 5,552,786
                                                                     The Goldman Sachs Group Inc.             2,281,249
                                                                     Lehman Brothers Holdings Inc             1,844,438
                                                                     Investment Technology Group Inc.           300,302
                                                                     Jeffries Group Inc.                        134,623

      iShares Russell 3000 Growth Index Fund                 3/31    Morgan Stanley Dean Witter & Co.            17,021

      iShares Russell 3000 Value Index Fund                  3/31    Morgan Stanley Dean Witter & Co.           670,355
                                                                     Merrill Lynch & Co. Inc.                   529,544
                                                                     The Goldman Sachs Group Inc.               218,044
                                                                     Lehman Brothers Holdings Inc               175,756
                                                                     Knight Trading Group Inc.                    2,563

      iShares Russell 2000 Index Fund                        3/31    Jeffries Group Inc.                      3,184,044

      iShares Russell 1000 Index Fund                        3/31    Morgan Stanley Dean Witter & Co.         2,479,403
                                                                     Merrill Lynch & Co. Inc.                 1,854,122
                                                                     The Goldman Sachs Group Inc.               762,613
                                                                     Lehman Brothers Holdings Inc               617,506
                                                                     Knight Trading Group Inc.                   24,547

      iShares Russell 1000 Growth Index Fund                 3/31    Morgan Stanley Dean Witter & Co.           321,681
                                                                     Knight Trading Group Inc.                   36,714

      iShares Russell 1000 Value Index Fund                  3/31    Morgan Stanley Dean Witter & Co.         7,510,132
                                                                     Merrill Lynch & Co. Inc.                 5,935,573
                                                                     The Goldman Sachs Group Inc.             2,431,335
                                                                     Lehman Brothers Holdings Inc             1,983,349

      iShares Russell Midcap Index Fund                      3/31    Knight Trading Group Inc.                   11,610

      iShares Russell Midcap Growth Index Fund               3/31    Knight Trading Group Inc.                   34,479

      iShares MSCI EAFE Index Fund                           7/31    UBS AG - Registered                     38,862,466
                                                                     Deutsche Bank AG                        21,316,937
                                                                     Credit Suisse Group                     17,135,129

The Trust will not deal with affiliates in principal transactions unless permitted by the applicable rule or regulation or by exemptive order.

The following table sets forth the brokerage commissions paid by each Fund to Barclays Global Investors Services ("BGIS"), during its most recent full fiscal year as well as during the period from the Fund's inception date to its first fiscal year end.

                                                                                           Commissions     Commissions
                                                                                           Paid to BGIS    Paid to BGIS
                                                                                           During Most   From Inception
                                                                 Inception    Fiscal Year  Recent Full    through First
      Name                                                         Date          End       Fiscal Year   Fiscal Year End
      ----                                                         ----          ---       -----------   ---------------
      iShares S&P MidCap 400 Index Fund                          05/22/00       3/31          $     571     $        0
      iShares S&P MidCap 400/BARRA Growth Index Fund             07/24/00       3/31                432              0
      iShares Russell 1000 Index Fund                            05/15/00       3/31              3,878              0
      iShares Russell 1000 Growth Index Fund                     05/22/00       3/31              7,479              0
      iShares Russell 1000 Value Index Fund                      05/22/00       3/31             25,348              0
      iShares Russell Midcap Value Index Fund                    07/17/01       3/31                 51              0
      iShares Cohen & Steers Realty Majors Index Fund            01/29/01       4/30                800              0

BGFA assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Funds and one or more other investment companies or clients supervised by BGFA are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the

________________________________________________________________________________
iShares Construction and Maintenance Standards for the Underlying Indices ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund is expected to be under 50%. The overall reasonableness of brokerage commissions is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

Short-Term Instruments and Temporary Investments. Each Fund may invest in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which a Fund may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC");
(iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA, (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by a Fund.

Additional Information Concerning the Trust

Shares. The Trust was established as a Delaware business trust on December 16, 1999. The Trust currently is comprised of over 50 Funds. Each Fund issues shares of beneficial interest, with no par value. The Board may designate additional Funds.

Each iShare issued by a Fund has a pro rata interest in the assets of the corresponding Fund. iShares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each iShare is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each iShare has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. iShares of all Funds vote together as a single class except that, if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All iShares (regardless of the Fund) have noncumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit Aggregation(s) of iShares of a Fund and immediately prior to the commencement of trading in such Fund's iShares, a holder of iShares may be a "control person" of the Fund, as defined in the 1940 Act. A Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at 1 Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, officers and Trustees of a Fund and beneficial owners of 10% of the iShares of a Fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the Exchange Act and the SEC's rules promulgated thereunder. Insiders should consult with their own legal counsel concerning their obligations under Section 16 of the Exchange Act.

Termination of the Trust or Fund. The Trust or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a super majority of the holders of the Trust or such Fund entitled to vote on termination. Although the iShares are not automatically redeemable upon the occurrence of any specific event, the Trust's organizational documents provide that the Board will have the unrestricted power to alter the number of iShares in a Creation Unit Aggregation. In the event of a termination of

________________________________________________________________________________
page 50                                                                 i|Shares
the Trust or a Fund, the Board, in its sole discretion, could determine to permit the iShares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.

Book-Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled Shareholder Information.

DTC Acts as Securities Depository for the iShares. iShares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of iShares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in iShares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of iShares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the iShares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding iShares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all iShares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in iShares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of iShares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name", and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such iShares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to iShares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Unit Aggregations

Creation. The Trust issues and sells iShares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

________________________________________________________________________________
iShares Construction and Maintenance Standards for the Underlying Indices

A "Business Day" with respect to each Fund is any day on which the AMEX is open for business. As of the date of the Prospectus, the AMEX observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities -- the "Deposit Securities" --each Creation Unit Aggregation constituting a substantial replication, or a portfolio sampling representation, of the stocks involved in the relevant Fund's Underlying Index ("Fund Securities") and an amount of cash -- the "Cash Component" -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit", which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of any Fund.

The Cash Component is sometimes also referred to as the "Balancing Amount." The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the iShares (per Creation Unit Aggregation) and the "Deposit Amount" -- an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

BGFA, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, prior to the opening of business on the AMEX (currently 9:30 am, Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each such Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by BGFA with a view to the investment objective of the relevant Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the relevant Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust also reserves the right to permit or require a "cash in lieu" amount where the delivery of the Deposit Security by the Authorized Participant would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or in certain other situations. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index being tracked by the relevant Fund or resulting from certain corporate actions.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant". Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All iShares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create iShares must be placed for one or more Creation Unit Aggregations. Each Fund, except the iShares S&P 350 Europe Index Fund, iShares S&P Global 100 Index Fund, iShares S&P Latin America 40 Index Fund, iShares S&P/TOPIX 150 Index Fund and iShares MSCI EAFE Index Fund, is hereinafter referred to as a "Domestic Fund" and each of the iShares S&P Europe 350 Index Fund, the iShares S&P Global 100 Index Fund, iShares S&P Global Energy Sector Index Fund, iShares S&P Global Financials Sector Index Fund, iShares S&P Global Healthcare Sector Index Fund, iShares S&P Global Technology Sector

________________________________________________________________________________
page 52                                                                 i|Shares

Index Fund, iShares S&P Global Telecommunications Sector Index Fund, iShares S&P Latin America 40 Index Fund, iShares S&P/TOPIX 150 Index Fund, and iShares MSCI EAFE Index Fund is hereinafter referred to as a "Foreign Fund." Orders to create Creation Unit Aggregations of the Foreign Funds cannot be placed through the Clearing Process. All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the AMEX ("Closing Time") (ordinarily 4:15 pm, Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of iShares of each Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date". Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the Placement of Creation Orders for Domestic Funds Using Clearing Process, the Placement of Creation Orders for Domestic Funds Outside Clearing Process and the Placement of Creation Orders for Foreign Funds sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

Those placing orders for Creation Unit Aggregations of Domestic Funds through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations of Domestic Funds that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Those placing orders for Creation Unit Aggregations of Foreign Funds should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the AMEX. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Distributor.

Placement of Creation Orders for Domestic Funds Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Clearing Process. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through Investors Bank to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders for Domestic Funds Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement preapproved by BGFA and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 am, Eastern time, of the second Business Day immediately following the Transmittal Date. In certain cases Authorized Participants will create and redeem Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

________________________________________________________________________________
iShares Construction and Maintenance Standards for the Underlying Indices

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to Investors Bank through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by Investors Bank no later than 11:00 am, Eastern time, on the second Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if Investors Bank does not receive both the required Deposit Securities and the Cash Component by 11:00 am on the second Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

An additional charge of up to three (3) times the normal transaction fee (for a total charge of up to four (4) times the normal transaction fee) may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. This charge is subject to a limit not to exceed 10/100 of 1% (10 basis points) of the value of one Creation Unit at the time of creation.

Creation Unit Aggregations of Domestic Funds may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the iShares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 125% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 pm, Eastern time, on such date and federal funds in the appropriate amount are deposited with Investors Bank by 11:00 am, Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 pm or federal funds in the appropriate amount are not received by 11:00 am the next Business Day, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 125% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 11:00 am, Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by Investors Bank or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Placement of Creation Orders for Foreign Funds. Fund Deposits in connection with the Foreign Funds will not be made either through the Clearing Process or through DTC. Instead, to initiate an order for a Creation Unit Aggregation of a particular Fund, the Authorized Participant must give notice to the Distributor of its intent to submit such an order to purchase not later than 4:00 pm, Eastern time, on the relevant Business Day. The Distributor shall cause BGFA and Investors Bank to be informed of such advice. Investors Bank will then provide such information to the appropriate sub-custodian(s). For each Fund, Investors Bank shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Following the notice of intention, an irrevocable order to purchase Creation Unit Aggregations, in the form required by the Trust, must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the closing time of the regular trading session on the AMEX on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 pm, Eastern time, on the contractual settlement date.

________________________________________________________________________________
page 54                                                                 i|Shares

The Authorized Participant must also make available no later than 2:00 pm, Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase Transaction Fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of Foreign Funds will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 125% of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 pm, Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of any Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the iShares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated through the facilities of the Listing Exchange for that date by Investors Bank, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;
(vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or BGFA, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, Investors Bank, the Distributor and BGFA make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BGFA, the Distributor, DTC, NSCC, Investors Bank or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit Aggregation of its rejection of the order of such person. The Trust, Investors Bank, a sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. A purchase transaction fee is imposed for the transfer and other transaction costs of a Fund associated with the issuance of Creation Units of iShares. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. Purchasers of Creation Units of iShares for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment. Purchasers of iShares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors are also responsible for payment of the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth the creation transaction fee for each of the Funds.

                                                        Standard      Maximum
                                                        Creation      Creation
                                                       Transaction   Transaction
Name of Fund                                              Fee*          Fee*
------------                                              ----          ----
iShares S&P 100 Index Fund                              $   500       $ 2,000
iShares S&P 500 Index Fund                              $ 2,000       $ 8,000
iShares S&P 500/BARRA Growth Index Fund                 $   500       $ 2,000
iShares S&P 500/BARRA Value Index Fund                  $ 1,500       $ 6,000
iShares S&P MidCap 400 Index Fund                       $ 1,500       $ 6,000
iShares S&P MidCap 400/BARRA Growth Index Fund          $   500       $ 2,000
iShares S&P MidCap 400/BARRA Value Index Fund           $ 1,250       $ 5,000
iShares S&P SmallCap 600 Index Fund                     $ 2,500       $10,000
iShares S&P SmallCap 600/BARRA Growth Index Fund        $   750       $ 3,000

________________________________________________________________________________
iShares Placement of Creation Orders                                     page 55

                                                                                          Standard      Maximum
                                                                                          Creation     Creation
                                                                                         Transaction  Transaction
Name of Fund                                                                                Fee*         Fee*
------------                                                                                ---          ---
iShares S&P SmallCap 600/BARRA Value Index Fund                                            $ 1,750      $ 7,000
iShares S&P Global 100 Index Fund                                                          $ 2,000      $ 8,000
iShares S&P Global Energy Sector Index Fund                                                $   600      $ 2,400
iShares S&P Global Financial Sector Index Fund                                             $ 4,200      $16,800
iShares S&P Global Healthcare Sector Index Fund                                            $   700      $ 2,800
iShares S&P Global Technology Sector Index Fund                                            $ 1,400      $ 5,600
iShares S&P Global Telecommunications Sector Index Fund                                    $   900      $ 3,600
iShares S&P Europe 350 Index Fund                                                          $12,000      $48,000
iShares S&P Latin America 40 Index Fund                                                    $   450      $ 1,800
iShares S&P/TOPIX 150 Index Fund                                                           $ 3,000      $12,000
iShares Dow Jones U.S. Total Market Index Fund                                             $ 8,000      $32,000
iShares Dow Jones U.S. Basic Materials Sector Index Fund                                   $   500      $ 2,000
iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund                                 $ 1,500      $ 6,000
iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund                             $   500      $ 2,000
iShares Dow Jones U.S. Energy Sector Index Fund                                            $   500      $ 2,000
iShares Dow Jones U.S. Financial Sector Index Fund                                         $ 1,500      $ 6,000
iShares Dow Jones U.S. Healthcare Sector Index Fund                                        $   750      $ 3,000
iShares Dow Jones U.S. Industrial Sector Index Fund                                        $ 1,500      $ 6,000
iShares Dow Jones U.S. Technology Sector Index Fund                                        $ 1,250      $ 5,000
iShares Dow Jones U.S. Telecommunications Sector Index Fund                                $   250      $ 1,000
iShares Dow Jones U.S. Utilities Sector Index Fund                                         $   500      $ 2,000
iShares Dow Jones U.S. Financial Services Index Fund                                       $ 1,000      $ 4,000
iShares Dow Jones U.S. Real Estate Index Fund                                              $   500      $ 2,000
iShares Russell 3000 Index Fund                                                            $ 5,000      $20,000
iShares Russell 3000 Growth Index Fund                                                     $ 7,000      $28,000
iShares Russell 3000 Value Index Fund                                                      $ 8,000      $32,000
iShares Russell 2000 Index Fund                                                            $ 7,500      $30,000
iShares Russell 2000 Growth Index Fund                                                     $ 5,000      $20,000
iShares Russell 2000 Value Index Fund                                                      $ 5,000      $20,000
iShares Russell 1000 Index Fund                                                            $ 4,000      $16,000
iShares Russell 1000 Growth Index Fund                                                     $ 2,000      $ 8,000
iShares Russell 1000 Value Index Fund                                                      $ 3,000      $12,000
iShares Russell Midcap Index Fund                                                          $ 3,150      $12,600
iShares Russell Midcap Growth Index Fund                                                   $ 1,600      $ 6,400
iShares Russell Midcap Value Index Fund                                                    $ 2,300      $ 9,200
iShares Cohen & Steers Realty Majors Index Fund                                            $   250      $ 1,000
iShares Nasdaq Biotechnology Index Fund                                                    $   350      $ 1,400
iShares Goldman Sachs Technology Index Fund                                                $   900      $ 3,600
iShares Goldman Sachs Networking Index Fund                                                $   200      $   800
iShares Goldman Sachs Semiconductor Index Fund                                             $   250      $ 1,000
iShares Goldman Sachs Software Index Fund                                                  $   250      $ 1,000
iShares Goldman Sachs Natural Resources Index Fund                                         $   500      $ 2,000
iShares MSCI EAFE Index Fund                                                               $22,000      $88,000

 * If a Creation Unit is purchased outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the Standard Creation or Redemption Transaction Fee.

Redemption of iShares in Creation Units Aggregations. Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through Investors Bank and only on a Business Day. A Fund will not redeem iShares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough iShares in the secondary market to constitute a Creation Unit Aggregation in order to have such iShares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit Aggregation.

With respect to each Fund, BGFA, (i) through the NSCC for Domestic Funds, and
(ii) through the Distributor, makes available immediately prior to the opening of business on the AMEX (currently 9:30 am, Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in

________________________________________________________________________________
page 56                                                                 i|Shares
proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities -- as announced on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the iShares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater then the NAV of the iShares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (i) for any period during which the AMEX is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the AMEX is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the iShares of a Fund or determination of such Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The redemption transaction fees for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth the redemption transaction fee for each of the Funds.

                                                                                         Standard    Maximum
                                                                                        Redemption Redemption
                                                                                       Transaction Transaction
Name of Fund                                                                               Fee*       Fee*
------------                                                                               ----       ----
iShares S&P 100 Index Fund                                                               $   500     $ 2,000
iShares S&P 500 Index Fund                                                               $ 2,000     $ 8,000
iShares S&P 500/BARRA Growth Index Fund                                                  $   500     $ 2,000
iShares S&P 500/BARRA Value Index Fund                                                   $ 1,500     $ 6,000
iShares S&P MidCap 400 Index Fund                                                        $ 1,500     $ 6,000
iShares S&P MidCap 400/BARRA Growth Index Fund                                           $   500     $ 2,000
iShares S&P MidCap 400/BARRA Value Index Fund                                            $ 1,250     $ 5,000
iShares S&P SmallCap 600 Index Fund                                                      $ 2,500     $10,000
iShares S&P SmallCap 600/BARRA Growth Index Fund                                         $   750     $ 3,000
iShares S&P SmallCap 600/BARRA Value Index Fund                                          $ 1,750     $ 7,000
iShares S&P Global 100 Index Fund                                                        $ 2,000     $ 8,000
iShares S&P Global Energy Sector Index Fund                                              $   600     $ 2,400
iShares S&P Global Financials Sector Index Fund                                          $ 4,200     $16,800
iShares S&P Global Healthcare Sector Index Fund                                          $   700     $ 2,800
iShares S&P Global Technology Sector Index Fund                                          $ 1,400     $ 5,600
iShares S&P Global Telecommunications Sector Index Fund                                  $   900     $ 3,600
iShares S&P Europe 350 Index Fund                                                        $12,000     $48,000
iShares S&P Latin America 40 Index Fund                                                  $   450     $ 1,800
iShares S&P/Topix 150 Index Fund                                                         $ 3,000     $12,000
iShares Dow Jones U.S. Total Market Index Fund                                           $ 8,000     $32,000
iShares Dow Jones U.S. Basic Materials Sector Index Fund                                 $   500     $ 2,000
iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund                               $ 1,500     $ 6,000
iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund                           $   500     $ 2,000
iShares Dow Jones U.S. Energy Sector Index Fund                                          $   500     $ 2,000
iShares Dow Jones U.S. Financial Sector Index Fund                                       $ 1,500     $ 6,000
iShares Dow Jones U.S. Healthcare Sector Index Fund                                      $   750     $ 3,000
iShares Dow Jones U.S. Industrial Sector Index Fund                                      $ 1,500     $ 6,000
iShares Dow Jones U.S. Technology Sector Index Fund                                      $ 1,250     $ 5,000
iShares Dow Jones U.S. Telecommunications Sector Index Fund                              $   250     $ 1,000
iShares Dow Jones U.S. Utilities Sector Index Fund                                       $   500     $ 2,000
iShares Dow Jones U.S. Financial Services Index Fund                                     $ 1,000     $ 4,000
iShares Dow Jones U.S. Real Estate Index Fund                                            $   500     $ 2,000
iShares Russell 3000 Index Fund                                                          $ 5,000     $20,000
iShares Russell 3000 Growth Index Fund                                                   $ 7,000     $28,000
iShares Russell 3000 Value Index Fund                                                    $ 8,000     $32,000
iShares Russell 2000 Index Fund                                                          $ 7,500     $30,000
iShares Russell 2000 Growth Index Fund                                                   $ 5,000     $20,000
iShares Russell 2000 Value Index Fund                                                    $ 5,000     $20,000

________________________________________________________________________________
iShare Acceptance of Orders                                              page 57

                                                                                             Standard    Maximum
                                                                                            Redemption Redemption
                                                                                           Transaction Transaction
Name of Fund                                                                                   Fee*       Fee*
------------                                                                                   ---        ---
iShares Russell 1000 Index Fund                                                              $ 4,000     $16,000
iShares Russell 1000 Growth Index Fund                                                       $ 2,000     $ 8,000
iShares Russell 1000 Value Index Fund                                                        $ 3,000     $12,000
iShares Russell Midcap Index Fund                                                            $ 3,150     $12,600
iShares Russell Midcap Growth Index Fund                                                     $ 1,600     $ 6,400
iShares Russell Midcap Value Index Fund                                                      $ 2,300     $ 9,200
iShares Cohen & Steers Realty Majors Index Fund                                              $   250     $ 1,000
iShares Nasdaq Biotechnology Index Fund                                                      $   350     $ 1,400
iShares Goldman Sachs Technology Index Fund                                                  $   900     $ 3,600
iShares Goldman Sachs Networking Index Fund                                                  $   200     $   800
iShares Goldman Sachs Semiconductor Index Fund                                               $   250     $ 1,000
iShares Goldman Sachs Software Index Fund                                                    $   250     $ 1,000
iShares Goldman Sachs Natural Resources Index Fund                                           $   500     $ 2,000
iShares MSCI EAFE Index Fund                                                                 $22,000     $88,000

  * If a Creation Unit is redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the Standard Creation or Redemption Transaction Fee.

Placement of Redemption Orders for Domestic Funds Using Clearing Process. Orders to redeem Creation Unit Aggregations of Domestic Funds through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by Investors Bank not later than 4:00 pm, Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 pm, Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders for Domestic Funds Outside Clearing Process. Orders to redeem Creation Unit Aggregations of Domestic Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of iShares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by Investors Bank not later than 4:00 pm, Eastern time, on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of iShares of the Fund specified in such order, which delivery must be made through DTC to Investors Bank no later than 11:00 am, Eastern time, on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time"); and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust. In certain cases Authorized Participants will redeem and create Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Placement of Redemption Orders for Foreign Funds. Orders to redeem Creation Unit Aggregations of Foreign Funds must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations of Foreign Funds is deemed received by the Trust on the Transmittal Date if (i) such order is received by Investors Bank not later than 4:00 pm, Eastern time, on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of iShares of the Fund specified in such order, which delivery must be made through DTC to Investors Bank no later than the DTC Cut-Off-Time; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for Foreign Funds may take

________________________________________________________________________________
page 58                                                                 i|Shares
longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See below for a list of the local holidays in the foreign countries relevant to the Foreign Funds.

In connection with taking delivery of shares of Fund Securities upon redemption of iShares of Foreign Funds, a redeeming Beneficial Owner or Authorized Participant action on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant's agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Distributor, on behalf of the Fund, at or prior to the closing time of the regular trading session on the AMEX on the date such redemption request is submitted, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing iShares as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 125% of the value of the missing iShares. The current procedures for collateralization of missing iShares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by Investors Bank and marked to market daily, and that the fees of Investors Bank and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant's agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing iShares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by Investors Bank according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to Investors Bank by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of iShares of the relevant Fund are delivered to Investors Bank prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by Investors Bank on such Transmittal Date. If, however, a redemption order is submitted to Investors Bank by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of iShares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, i.e., the Business Day on which the iShares of the relevant Fund are delivered through DTC to Investors Bank by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such iShares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its iShares based on the NAV of iShares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of iShares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the iShares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the Portfolio Securities of a Foreign Fund may trade on the relevant exchange(s) on days that the AMEX is closed or are otherwise not Business Days for such Foreign Fund, stockholders may not be able to redeem their shares of such Foreign Fund, or to purchase and sell iShares of such Foreign Fund on the AMEX or the CBOE, on days when the NAV of such Foreign Fund could be significantly affected by events in the relevant foreign markets.

________________________________________________________________________________
iShares Redemption of iShares                                            page 59

Foreign Market Hours

Argentina
Primary Exchange Trading Hours - Monday through Friday, 10:00 am to 5:00 pm Screened based system (SINAC)
Open Outcry - 1:00 pm to 5:00 pm

Australia
Primary Exchange Trading Hours - Monday through Friday, 10:00 am to 4:00 pm Closing Single Price Auction - 4:00 pm to 4:05 pm
Late trading daily - 4:05 pm to 7:00 pm

Austria
Primary Exchange Trading Hours - Monday through Friday, 9:16 am to 3:00 pm Electronic Quote Delivery Service (EQOS)/9:30 am to 3:00 pm (Other trading)

Belgium
Primary Exchange Trading Hours - Monday through Friday, 10:00 am to 4:45 pm

Brazil
Primary Exchange Trading Hours - Monday through Friday, 11:30 am to 1:00 pm; 2:30 pm to 6:00 pm

Canada
Primary Exchange Trading Hours - Monday through Friday, 9:30 am to 4:00 pm

Chile
Primary Exchange Trading Hours - Monday through Friday, 9:30 am to 5:30 pm

Denmark
Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 5:00 pm

Finland
Primary Exchange Trading Hours - Monday through Friday 10:30 am to 5:30 pm - Continuous trading (Preceded by a 10 min pre-matching period)

France
Primary Exchange Trading Hours - Monday through Friday, 8:30 am to 10:00 am (Pre-market) 10:00 am to 5:05 pm

Germany
Primary Exchange Trading Hours - Monday through Friday, 8:30 am to 5:00 pm

Greece
Primary Exchange Trading Hours - Monday through Friday, 10:45 am to 1:30 pm/(pre-trading 10:15 am to 10:45 am)

Hong Kong
Primary Exchange Trading Hours - Monday through Friday, 10:00 am to 12:30 pm/2:30 pm to 4:00 pm

Indonesia
Primary Exchange Trading Hours - Monday through Thursday, 9:30 am to 12:00 pm/ 1:30 pm to 4:00 pm Friday 9:30 am to 11:30 am/2:00 pm to 4:00 pm

Ireland
Primary Exchange Trading Hours - Monday through Friday, 8:30 am to 5:30 pm

Italy
Primary Exchange Trading Hours - Monday through Friday, 8:00 am to 9:30 am (Pre-open)/

________________________________________________________________________________
page 60                                                                 i|Shares

9:30-5:45 (Trading)

Japan
Primary Exchange Trading Hours - Monday through Friday, 9:30 am to 11:00am/ 12:30 pm to 3:00 pm (Osaka has a 10min pre & post session)

Malaysia
Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 12:30 pm/2:30 pm to 5:00 pm

Mexico
Primary Exchange Trading Hours - Monday through Friday, 8:30 am to 3:00 pm

Netherlands
Primary Exchange Trading Hours - Monday through Friday, 9:30 am to 4:30 pm

New Zealand
Primary Exchange Trading Hours - Monday through Friday, 8:30 am to 9:30 am (pre-market) 9:30 am to 3:30 pm

Norway
Primary Exchange Trading Hours - Monday through Friday, 10:00 am to 4:00 pm (with 1/2 hour, pre-market matching session)

Philippines
Primary Exchange Trading Hours - Monday through Friday, 9:30 am to 12:00 pm There is a 10 minute extension at the close.

Portugal
Primary Exchange Trading Hours - Monday through Friday, 8:30 am to 4:30 pm

Singapore
Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 12:30 pm/2:00 pm to 5:00 pm

South Africa
Primary Exchange Trading Hours - Monday through Friday, 9:30 am to 1:00 pm/ 2:00 pm to 4:30 pm

South Korea
Primary Exchange Trading Hours - Monday through Friday, 9:30 am to 12:00 pm/1:00 pm to 3:00 pm After-hours session 3:10 pm to 3:40 pm

Spain
Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 10:00 am (Pre-opening) 10:00 am to 5:00 pm (Trading)

Sweden
Primary Exchange Trading Hours - Monday through Friday, 10:00 am to 5:00 pm

Switzerland
Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 5:00 pm

Taiwan
Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 12:00 pm Saturday, 9:00 am to 11:00 am (closed 2nd & 4th Saturday of each month)

Thailand
Primary Exchange Trading Hours - Monday through Friday, 10:00 am to 12:30 pm/2:30 pm to 4:30 pm

United Kingdom
Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 4:30 pm

________________________________________________________________________________
iShares Taxes                                                            page 61

United States
Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 4:00 pm (Nasdaq) 9:30 am to 4:00 pm (AMEX)

Venezuela
Primary Exchange Trading Hours - Monday through Friday, 9:45 am to 2:00 pm

Regular Holidays. The dates in calendar year 2003 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

Argentina                                    Netherlands
Jan 1       May 25    Aug 21                 Jan 1         May 29
Apr 17      Jun 9     Oct 12                 Apr 18        Jun 9
Apr 18      Jun 23    Dec 8                  Apr 21        Dec 25
May 1       Jul 9     Dec25                  Apr 30        Dec26
Australia                                    Norway
Jan 1       Apr 25    Dec 25                 Jan 1         May 1   Dec 25
Jan 27      Jun 9     Dec 26                 Apr 17        May 17  Dec 26
Apr 18      Aug 4                            Apr 18        May 29
Apr 21      Oct 6                            Apr 21        Jun 9


Austria                                      Portugal
Jan 1       May 29    Oct 26   Dec 25        Jan 1         Apr 25  Aug 15 Dec 8
Jan 6       Jun 9     Nov 1    Dec 26        Mar 4         May 1   Oct 5  Dec25
Apr 21      Jun 19    Dec 8                  Apr 18        Jun 10  Nov 1
May 1       Aug 15    Dec 24                 Apr 21        Jun 19  Dec 1

Belgium                                      Singapore
Jan 1       Jun 9     Nov 11                 Jan 1         Apr 18  Oct 23
Apr 21      Jul 21    Dec 25                 Feb 1         May 1   Nov 25
May 1       Aug 15    Dec 26                 Feb 3         May 15  Dec 25
May 29      Nov 1                            Feb 12        Aug 9

Brazil                                       Spain
Jan 1       Apr 21    Oct 12                 Jan 1         May 1   Dec 8
Mar 3       May 1     Nov 2                  Jan 6         Oct 12  Dec 25
Mar 4       Jun 19    Nov 15                 Apr 18        Nov 1   Dec 26
Apr 18      Sep 7     Dec 25                 Apr 21        Dec 6

Canada                                       Sweden
Jan 1       Aug 4     Dec 25                 Jan 1         May 1   Dec 25
Apr 18      Sep 1     Dec 26                 Jan 6         May 29  Dec 26
May 19      Oct 13                           Apr 18        Jun 9
Jul 1       Nov 1                            Apr 21        Jun 20

Chile                                        Switzerland
Jan 1       Jun 19    Sep 6    Nov 1         Jan 1         May 1   Dec 24
Apr 18      Jun 28    Sep 18   Dec 8         Jan 2         May 29  Dec 25
May 1       Aug 15    Sep 19   Dec 25        Apr 18        Jun 9   Dec 26
May 21      Sep 1     Oct 12                 Apr 21        Aug 1

________________________________________________________________________________
page 62                                                                 i|Shares

Denmark                                                  Taiwan
Jan 1      May 16      Dec 24                            Jan 1          Feb 3      Apr 5    Oct 10
Apr 17     May 29      Dec 25                            Jan 31         Feb 4      May 1
Apr 18     Jun 5       Dec 26                            Feb 1          Feb 5      Jun 4
Apr 21     Jun 9                                         Feb 2          Feb 28     Sep 11

Finland                                                  United Kingdom
Jan 1      May 1       Dec 6                             Jan 1          May 26
Jan 6      May 29      Dec 24                            Apr 18         Aug 25
Apr 18     Jun 20      Dec 25                            Apr 21         Dec 25
Apr 21     Jun 21      Dec 26                            May 5          Dec 26

France                                                   Greece
Jan 1      May 29      Nov 1                             Jan 1          Apr 25     Aug 15
Apr 21     Jun 9       Nov 11                            Jan 6          Apr 28     Oct 28
May 1      Jul 14      Dec 25                            Mar 10         May 1      Dec 25
May 8      Aug 15                                        Mar 25         Jun 16     Dec 26

Germany                                                  Indonesia
Jan 1      May 29      Nov 1     Dec 31                  Jan 1          Apr 2      May 29   Nov 26
Apr 18     Jun 9       Dec 24                            Feb 1          Apr 18     Aug 17   Dec 25
Apr 21     Jun 19      Dec 25                            Feb 12         May 14     Sep 24
May 1      Oct 3       Dec 26                            Mar 4          May 16     Nov 25

Hong Kong                                                New Zealand
Jan 1      Feb 3       Apr 21    Jul 1     Dec 25        Jan 1          Apr 18     Oct 27
Jan 31     Apr 5       May 1     Sep 12    Dec 26        Jan 2          Apr 21     Dec 25
Feb 1      Apr 18      May 8     Oct 1                   Jan 27         Apr 25     Dec 26
Feb 2      Apr 19      Jun 4     Oct 4                   Feb 6          Jun 2

Ireland                                                  Philippines
Jan 1      May 5       Dec 25                            Jan 1          May 1      Nov 2    Dec 31
Mar 17     Jun 2       Dec 26                            Apr 9          Jun 12     Nov 30
Apr 18     Aug 4                                         Apr 17         Aug 24     Dec 25
Apr 21     Oct 27                                        Apr 18         Nov 1      Dec 30

Italy                                                    South Africa
Jan 1      May 1       Dec 25                            Jan 1          Apr 27     Sep 24
Jan 6      Aug 15      Dec 26                            Mar 21         May 1      Dec 16
Apr 21     Nov 1                                         Apr 18         Jun 16     Dec 25
Apr 25     Dec 8                                         Apr 21         Aug 9      Dec 26

Japan                                                    Thailand
Jan 1      Feb 11      May 4     Sep 23    Dec 23        Jan 1          Apr 15     Jul 1    Dec 5
Jan 2      Mar 21      May 5     Oct 13    Dec 31        Feb 17         May 1      Jul 14   Dec 10
Jan 3      Apr 29      Jul 21    Nov 3                   Apr 7          May 5      Aug 12   Dec 31
Jan 13     May 3       Sep 15    Nov 24                  Apr 14         May 15     Oct 23

________________________________________________________________________________
iShares Taxes                                                            page 63

                                                        United
Korea                                                   States
Jan 1         Apr 5       Jun 6       Sep 11            Jan 1          May 26       Nov 11
Jan 31        May 1       Jul 17      Sep 12            Jan 20         Jul 4        Nov 27
Feb 1         May 5       Aug 15      Oct 3             Feb 17         Sep 1        Dec 25
Mar 1         May 8       Sep 10      Dec 25            Apr 18         Oct 13

Malaysia                                                Venezuela
Jan 1         Mar 5       Jun 7       Nov 27            Jan 1          Apr 17       Jun 24
Feb 1         May 1       Aug 31      Dec 25            Mar 3          Apr 18       Jul 5
Feb 2         May 14      Oct 23                        Mar 4          Apr 19       Jul 24
Feb 12        May 15      Nov 26                        Mar 19         May 1        Dec 25

Mexico
Jan 1         Apr 18      Sep 16      Dec 25
Feb 5         May 1       Nov 2
Mar 21        May 5       Nov 20
Apr 17        Sep 1       Dec 12

________________________________________________________________________________
page 64                                                                 i|Shares

            Settlement Periods Greater than Seven Days for Year 2003

                  Country            Trade Date         Settlement   # of Calendar Days
                  -------            ----------         ----------   ------------------
                  Austria             12/19/2003        12/29/2003           10
                                      12/22/2003        12/30/2003            8
                                      12/23/2003        12/31/2003            8

                  Denmark              4/14/2003         4/22/2003            8
                                       4/15/2003         4/23/2003            8
                                       4/16/2003         4/24/2003            8
                                      12/19/2003        12/29/2003           10
                                      12/22/2003        12/30/2003            8
                                      12/23/2003        12/31/2003            8

                  Finland             12/19/2003        12/29/2003           10
                                      12/22/2003        12/30/2003            8
                                      12/23/2003        12/31/2003            8

                  Germany             12/19/2003        12/29/2003           10
                                      12/22/2003        12/30/2003            8
                                      12/23/2003        12/31/2003            8

                  Indonesia              5/12/03           5/20/03            8
                                         5/13/03           5/21/03            8
                                        11/21/03           12/1/03           10
                                        11/24/03           12/2/03            8

                  Japan                 12/27/02            1/6/03           10
                                        12/30/02            1/7/03            8
                                        12/31/02            1/8/03            8

                  Norway               4/14/2003         4/22/2003            8
                                       4/15/2003         4/23/2003            8
                                       4/16/2003         4/24/2003            8

                  South Africa        12/18/2003        12/29/2003           11
                                      12/19/2003        12/30/2003           11
                                      12/22/2003        12/31/2003            9

                  Switzerland         12/19/2003        12/29/2003           10
                                      12/22/2003        12/30/2003            8
                                      12/23/2003        12/31/2003            8

Taxes

The following information also supplements and should be read in conjunction with the section in the Prospectus entitled Taxes.

Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (the "Code"). To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the company's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) at the close of each quarter of the company's

________________________________________________________________________________
iShares Taxes                                                            page 65
taxable year, (a) at least 50% of the market value of the company's total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the company's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets may be invested in the securities of any one issuer or of two or more issuers that are controlled by the company (within the meaning of Section 851(b)(3)(B) of the Code) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies).

A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year (taking into account any net capital loss carryforwards) plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax. A Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first. The following Funds had tax basis net capital loss carryforwards as of March 31, 2002, the tax year end for the Funds listed.

    ----------------------------------------------------------------------------------------------------------
    iShares Index Fund                                       Expiring 2009       Expiring 2010    Total
    ----------------------------------------------------------------------------------------------------------
    S&P 100                                                        $     --      $ 2,240,710       $ 2,240,710
    S&P 500                                                              --       16,570,119        16,570,119
    S&P 500/BARRA Growth                                                 --        9,841,895         9,841,895
    S&P 500/BARRA Value                                                  --        5,134,741         5,134,741
    S&P MidCap 400                                                       --        4,458,220         4,458,220
    S&P MidCap 400/BARRA Growth                                          --       11,111,322        11,111,322
    S&P MidCap 400/BARRA Value                                           --        1,442,036         1,442,036
    S&P SmallCap 600                                                     --        3,199,196         3,199,196
    S&P SmallCap 600/BARRA Growth                                        --        4,230,989         4,230,989
    S&P SmallCap 600/BARRA Value                                         --        4,241,868         4,241,868
    S&P Global 100                                                       --          329,587           329,587
    S&P Europe 350                                                    3,295          904,300           907,595
    Nasdaq Biotechnology                                                 --        2,280,865         2,280,865
    Russell 3000                                                         --       21,820,617        21,820,617
    Russell 3000 Growth                                                  --        4,176,050         4,176,050
    Russell 3000 Value                                                   --          605,073           605,073
    Russell 2000                                                         --       47,681,248        47,681,248
    Russell 2000 Growth                                                  --       14,797,300        14,797,300
    Russell 2000 Value                                                   --        6,838,382         6,838,382
    Russell 1000                                                         --       12,325,552        12,325,552
    Russell 1000 Growth                                                  --       20,107,067        20,107,067
    Russell 1000 Value                                               99,151        5,765,240         5,864,391
    Russell Midcap                                                       --           66,369            66,369
    Russell Midcap Growth                                                --           40,231            40,231
    Russell Midcap Value                                                 --           30,986            30,986
    -----------------------------------------------------------------------------------------------------------

The following Funds had tax basis net capital loss carryforwards as of April 30, 2002, the tax year end for the Funds listed:

    -----------------------------------------------------------------------------------------------------------
    iShares Index Fund                                       Expiring 2009       Expiring 2010    Total
    -----------------------------------------------------------------------------------------------------------
    Dow Jones U.S. Total Market                                    $     --      $ 2,220,191       $ 2,220,191
    Dow Jones U.S. Basic Materials                                       --           67,181            67,181
    Dow Jones U.S. Consumer Cyclical                                     --          214,348           214,348
    Dow Jones U.S. Consumer Non-Cyclical                             12,169          410,794           422,963
    Dow Jones U.S. Energy Sector                                        369          643,271           643,640
    Dow Jones U.S. Financial Sector                                      --          146,667           146,667
    Dow Jones U.S. Healthcare Sector                                     --          154,330           154,330

________________________________________________________________________________
page 66                                                                 i|Shares

    Dow Jones U.S. Industrial Sector                                     --        4,102,570         4,102,570
    Dow Jones U.S. Technology Sector                                     --        3,803,426         3,803,426
    Dow Jones U.S. Telecommunications Sector                             --       10,282,380        10,282,380
    Dow Jones U.S. Utilities Sector                                      --          173,950           173,950
    Dow Jones U.S. Financial Services                                    --          138,646           138,646
    Cohen & Steers Realty Majors                                         --           66,455            66,455
    ----------------------------------------------------------------------------------------------------------

The following Funds had tax basis net capital loss carryforwards as of July 31, 2002, the tax year end for the Funds listed:

              ---------------------------------------------------------------------------------------
              iShares Index Fund                                      Expiring 2010    Total
              ---------------------------------------------------------------------------------------
              Goldman Sachs Technology                                    $ 638,692         $ 638,692
              Goldman Sachs Networking                                      130,370           130,370
              Goldman Sachs Semiconductor                                   175,882           175,882
              Goldman Sachs Software                                        177,253           177,253
              MSCI EAFE                                                      55,269            55,269
              ----------------------------------------------------------------------------------------

Each Fund, but in particular the iShares Europe 350 Index Fund, the iShares S&P Global 100, iShares S&P Latin America 40 Index Fund, iShares S&P/TOPIX 150 Index Fund, iShares S&P Global Energy Sector Index Fund, iShares S&P Global Financials Sector Index Fund, iShares S&P Global Healthcare Sector Index Fund, iShares S&P Global Technology Sector Index Fund, iShares S&P Global Telecommunications Sector Index Fund, and the iShares MSCI EAFE Index Fund, may be subject to foreign income taxes withheld at source. Each Fund that is permitted to do so will elect to "pass through" to its investors the amount of foreign income taxes paid by the Fund provided that the investor held the iShares of the Fund, and the Fund held the security, on the ex-dividend date and for at least fifteen additional days immediately before and/or thereafter, with the result that each investor will (i) include in gross income, even though not actually received, the investor's pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor's pro rata share of the Fund's foreign income taxes. A foreign tax credit may not exceed the investor's U.S. federal income tax otherwise payable with respect to the investor's foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) his proportionate share of foreign taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from foreign sources; the Fund's gain from the sale of securities will generally be treated as U.S. source income. This foreign tax credit limitation is applied separately to separate categories of income; dividends from the Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent investors from claiming as a credit the full amount of their pro rata share of the Fund's foreign income taxes.

If any Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies", the Fund will be subject to one of the following special tax regimes: (i) the Fund is liable for U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund", the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund in certain circumstances may be entitled to mark-to-market annually the shares of the passive foreign investment company, and, in such event, would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

A Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund. In certain cases, a Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service; (3) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The Trust on behalf of each Fund has the right to reject an order for a purchase of iShares if the purchaser (or group of purchasers) would, upon obtaining the iShares so ordered, own 80% or more of the outstanding iShares of a given Fund and if, pursuant to section 351 of the Code, that Fund would have a basis in the securities different from the market value of such

________________________________________________________________________________
iShares Taxes                                                            page 67
securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of iShares should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Federal Tax Treatment of Futures and Options Contracts. Each Fund is required, for federal income tax purposes, to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indices required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, option contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered qualifying income for purposes of the 90% requirement.

Each Fund intends to distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

The foregoing is only a summary of certain material tax consequences affecting each Fund and shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in each Fund.

Determination of NAV

The following information supplements and should be read in conjunction with the section in the Prospectus entitled Determining NAV.

The NAV per iShare of each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares of such Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of per iShare for each Fund is calculated by Investors Bank and determined as of the close of the regular trading session on the AMEX (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

In computing a Fund's NAV, the Fund's securities holdings are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by BGFA in accordance with procedures adopted by the Board.

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled Shareholder Information.

________________________________________________________________________________
page 68                                                                 i|Shares

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for certain Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on iShares are distributed, as described below, on a pro rata basis to Beneficial Owners of such iShares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole iShares of the same Fund purchased in the secondary market.

Performance and Other Information

The performance of the Funds may be quoted in advertisements, sales literature or reports to shareholders in terms of average annual total return and cumulative total return.

Quotations of average annual total return are expressed in terms of the average annual rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (or the life of a Fund, if shorter). Such total return figures will reflect the deduction of a proportional share of such Fund's expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

Average annual total return is calculated according to the following formula:
P(1 + T)/n/ = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period or fractional portion).

Average annual total return after taxes on distributions is calculated according to the following formula: P(1 + T)/n/ = ATV\\D\\ (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ATV\\D\\ = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period or fractional portion, after taxes on distributions but not after taxes on redemption).

Average annual total return after taxes on distributions and redemptions is calculated according to the following formula: P(1 + T)/n/ = ATV\\DR\\ (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ATV\\DR\\ = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period or fractional portion, after taxes on distributions and redemption).

The following table sets forth each Fund's average annual total returns for the most recently completed fiscal year and since inception as of the most recent fiscal year end, calculated as set forth above.

________________________________________________________________________________
iShares Performance and Other Information                                page 69


                                                                                                                       1 Year
                                                                                                                       ------
                                                                                       Fiscal                       Return After
                                                                      Inception         Year                          Taxes on
Name                                                                    Date            End         Return         Distributions
----                                                                    ----            ---         ------         -------------
iShares S&P 100 Index Fund                                             10/23/00         3/31         (1.23%)           (1.62%)
iShares S&P 500 Index Fund                                             05/15/00         3/31          0.13%            (0.33%)
iShares S&P 500/BARRA Growth Index Fund                                05/22/00         3/31          4.64%             4.35%
iShares S&P 500/BARRA Value Index Fund                                 05/22/00         3/31         (4.48%)           (5.03%)
iShares S&P MidCap 400 Index Fund                                      05/22/00         3/31         18.75%            18.40%
iShares S&P MidCap 400/BARRA Growth Index Fund                         07/24/00         3/31         16.03%            15.96%
iShares S&P MidCap 400/BARRA Value Index Fund                          07/24/00         3/31         21.79%            21.22%
iShares S&P SmallCap 600 Index Fund                                    05/22/00         3/31         21.74%            21.49%
iShares S&P SmallCap 600/BARRA Growth Index Fund                       07/24/00         3/31         17.60%            17.56%
iShares S&P SmallCap 600/BARRA Value Index Fund                        07/24/00         3/31         25.29%            24.92%
iShares S&P Global 100 Index Fund                                      12/05/00         3/31         (5.32%)           (5.65%)
iShares S&P Global Energy Sector Index Fund                            11/12/01         3/31           N/A*              N/A*
iShares S&P Global Financials Sector Index Fund                        11/12/01         3/31           N/A*              N/A*
iShares S&P Global Healthcare Sector Index Fund                        11/13/01         3/31           N/A*              N/A*
iShares S&P Global Technology Sector Index Fund                        11/12/01         3/31           N/A*              N/A*
iShares S&P Global Telecommunications Sector Index Fund                11/12/01         3/31           N/A*              N/A*
iShares S&P Europe 350 Index Fund                                      07/25/00         3/31         (5.16%)           (5.65%)
iShares S&P Latin America 40 Index Fund                                10/25/01         3/31           N/A*              N/A*
iShares S&P/TOPIX 150 Index Fund                                       10/23/01         3/31           N/A*              N/A*
iShares Dow Jones U.S. Total Market Index Fund                         06/12/00         4/30        (11.93%)          (12.30%)
iShares Dow Jones U.S. Basic Materials Sector Index Fund               06/12/00         4/30          3.38%             2.80%
iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund             06/12/00         4/30         (7.98%)           (8.02%)
iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund         06/12/00         4/30         19.65%            19.07%
iShares Dow Jones U.S. Energy Sector Index Fund                        06/12/00         4/30        (13.34%)          (13.79%)
iShares Dow Jones U.S. Financial Sector Index Fund                     05/22/00         4/30          0.66%             0.13%
iShares Dow Jones U.S. Healthcare Sector Index Fund                    06/12/00         4/30         (7.60%)           (7.75%)
iShares Dow Jones U.S. Industrial Sector Index Fund                    06/12/00         4/30        (14.72%)          (14.93%)
iShares Dow Jones U.S. Technology Sector Index Fund                    05/15/00         4/30        (31.55%)          (31.55%)
iShares Dow Jones U.S. Telecommunications Sector Index Fund            05/22/00         4/30        (41.12%)          (41.32%)
iShares Dow Jones U.S. Utilities Sector Index Fund                     06/12/00         4/30        (21.38%)          (22.21%)
iShares Dow Jones U.S. Financial Services Index Fund                   06/12/00         4/30          0.00%            (0.51%)
iShares Dow Jones U.S. Real Estate Index Fund                          06/12/00         4/30         17.83%            15.03%
iShares Russell 3000 Index Fund                                        05/22/00         3/31          1.35%             0.95%
iShares Russell 3000 Growth Index Fund                                 07/24/00         3/31         (1.95%)           (2.13%)
iShares Russell 3000 Value Index Fund                                  07/24/00         3/31          5.34%             4.64%
iShares Russell 2000 Index Fund                                        05/22/00         3/31         13.40%            12.94%
iShares Russell 2000 Growth Index Fund                                 07/24/00         3/31          4.24%             4.16%
iShares Russell 2000 Value Index Fund                                  07/24/00         3/31         23.05%            22.21%
iShares Russell 1000 Index Fund                                        05/15/00         3/31          0.68%             0.22%
iShares Russell 1000 Growth Index Fund                                 05/22/00         3/31         (2.30%)           (2.47%)
iShares Russell 1000 Value Index Fund                                  05/22/00         3/31          4.22%             3.58%
iShares Russell Midcap Index Fund                                      07/17/01         3/31           N/A*              N/A*
iShares Russell Midcap Growth Index Fund                               07/17/01         3/31           N/A*              N/A*
iShares Russell Midcap Value Index Fund                                07/17/01         3/31           N/A*              N/A*
iShares Cohen & Steers Realty Majors Index Fund                        01/29/01         4/30         19.05%            16.26%
iShares Nasdaq Biotechnology Index Fund                                02/05/01         3/31          0.61%             0.61%
iShares Goldman Sachs Technology Index Fund                            03/13/01         7/31        (44.52%)          (44.52%)
iShares Goldman Sachs Networking Index Fund                            07/10/01         7/31        (65.57%)          (65.57%)
iShares Goldman Sachs Semiconductor Index Fund                         07/10/01         7/31        (43.69%)          (43.69%)
iShares Goldman Sachs Software Index Fund                              07/10/01         7/31        (51.10%)          (51.10%)
iShares Goldman Sachs Natural Resources Index Fund                     10/22/01         7/31           N/A**             N/A**
iShares MSCI EAFE Index Fund                                           08/14/01         7/31           N/A**             N/A**



 Name                                                                                              Since Inception
 ----                                                                                              ---------------
                                                                      Return After                  Return After      Return After
                                                                        Taxes on                      Taxes on          Taxes on
                                                                      Redemptions      Return       Distributions      Redemption
                                                                      -----------      ------       -------------      ----------
iShares S&P 100 Index Fund                                              (0.76%)       (14.42%)         (14.76%)         (11.61%)
iShares S&P 500 Index Fund                                               0.08%        (10.73%)         (11.10%)          (8.67%)
iShares S&P 500/BARRA Growth Index Fund                                  2.84%        (15.89%)         (16.11%)         (12.61%)
iShares S&P 500/BARRA Value Index Fund                                  (2.76%)        (2.58%)          (3.13%)          (2.32%)
iShares S&P MidCap 400 Index Fund                                       11.49%          9.70%            9.30%            7.61%
iShares S&P MidCap 400/BARRA Growth Index Fund                           9.83%         (7.96%)          (8.07%)          (6.39%)
iShares S&P MidCap 400/BARRA Value Index Fund                           13.33%         21.92%           21.26%           17.39%
iShares S&P SmallCap 600 Index Fund                                     13.33%         14.16%           13.69%           11.19%
iShares S&P SmallCap 600/BARRA Growth Index Fund                        10.81%         (2.03%)          (2.24%)          (1.72%)
iShares S&P SmallCap 600/BARRA Value Index Fund                         15.49%         22.31%           21.81%           17.79%
iShares S&P Global 100 Index Fund                                       (3.26%)       (15.87%)         (16.14%)         (12.75%)
iShares S&P Global Energy Sector Index Fund                               N/A*         10.10%***        10.03%***         6.19%***
iShares S&P Global Financials Sector Index Fund                           N/A*          4.64%***         4.60%***         2.85%***
iShares S&P Global Healthcare Sector Index Fund                           N/A*         (0.92%)***       (0.93%)***       (0.57%)***
iShares S&P Global Technology Sector Index Fund                           N/A*         (2.40%)***       (2.40%)***       (1.48%)***
iShares S&P Global Telecommunications Sector Index Fund                   N/A*        (11.50%)***      (11.50%)***       (7.06%)***
iShares S&P Europe 350 Index Fund                                       (3.14%)       (15.18%)         (15.51%)         (12.15%)
iShares S&P Latin America 40 Index Fund                                   N/A*         27.16%***        26.88%***        16.66%***
iShares S&P/TOPIX 150 Index Fund                                          N/A*         (4.91%)***       (4.91%)***       (3.01%)***
iShares Dow Jones U.S. Total Market Index Fund                          (7.32%)       (13.28%)         (13.59%)         (10.62%)
iShares Dow Jones U.S. Basic Materials Sector Index Fund                 2.04%          7.47%            6.76%            5.63%
iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund              (4.91%)        (3.82%)          (3.96%)          (3.12%)
iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund          12.02%         10.02%            9.57%            7.83%
iShares Dow Jones U.S. Energy Sector Index Fund                         (8.20%)        (1.04%)          (1.48%)          (1.05%)
iShares Dow Jones U.S. Financial Sector Index Fund                       0.39%          8.65%            7.82%            6.55%
iShares Dow Jones U.S. Healthcare Sector Index Fund                     (4.66%)        (1.95%)          (2.11%)          (1.63%)
iShares Dow Jones U.S. Industrial Sector Index Fund                     (9.04%)       (11.30%)         (11.54%)          (9.05%)
iShares Dow Jones U.S. Technology Sector Index Fund                    (19.37%)       (39.56%)         (39.56%)         (29.92%)
iShares Dow Jones U.S. Telecommunications Sector Index Fund            (25.20%)       (37.13%)         (37.51%)         (28.33%)
iShares Dow Jones U.S. Utilities Sector Index Fund                     (13.13%)        (0.54%)          (1.55%)          (0.89%)
iShares Dow Jones U.S. Financial Services Index Fund                    (0.01%)         5.70%            5.11%            4.28%
iShares Dow Jones U.S. Real Estate Index Fund                           10.77%         18.21%           15.78%           13.42%
iShares Russell 3000 Index Fund                                          0.82%         (8.23%)          (8.56%)          (6.69%)
iShares Russell 3000 Growth Index Fund                                  (1.20%)       (27.42%)         (27.52%)         (21.46%)
iShares Russell 3000 Value Index Fund                                    3.25%          5.32%            4.61%            3.90%
iShares Russell 2000 Index Fund                                          8.20%          4.80%            4.34%            3.61%
iShares Russell 2000 Growth Index Fund                                   2.60%        (19.13%)         (19.19%)         (15.10%)
iShares Russell 2000 Value Index Fund                                   14.07%         22.24%           21.40%           17.54%
iShares Russell 1000 Index Fund                                          0.40%        (10.73%)         (11.10%)          (8.67%)
iShares Russell 1000 Growth Index Fund                                  (1.41%)       (21.96%)         (22.10%)         (17.23%)
iShares Russell 1000 Value Index Fund                                    2.57%          2.92%            2.34%            2.05%
iShares Russell Midcap Index Fund                                         N/A*          3.08%***         2.78%***         1.87%***
iShares Russell Midcap Growth Index Fund                                  N/A*         (3.75%)***       (3.76%)***       (2.30%)***
iShares Russell Midcap Value Index Fund                                   N/A*          7.14%***         6.62%***         4.34%***
iShares Cohen & Steers Realty Majors Index Fund                         11.53%         15.78%           13.38%           11.38%
iShares Nasdaq Biotechnology Index Fund                                  0.38%        (19.83%)         (19.83%)         (15.81%)
iShares Goldman Sachs Technology Index Fund                            (27.34%)       (36.40%)         (36.40%)         (28.58%)
iShares Goldman Sachs Networking Index Fund                            (40.26%)       (61.81%)         (61.81%)         (49.14%)
iShares Goldman Sachs Semiconductor Index Fund                         (26.83%)       (34.93%)         (34.93%)         (27.86%)
iShares Goldman Sachs Software Index Fund                              (31.37%)       (49.89%)         (49.89%)         (39.74%)
iShares Goldman Sachs Natural Resources Index Fund                        N/A**       (11.29%)***      (11.67%)***       (6.90%)***
iShares MSCI EAFE Index Fund                                              N/A**       (16.57%)***      (16.66%)***      (10.18%)***

        * As of March 31, 2002, this Fund had not completed a full fiscal year. ** As of July 31, 2002, this Fund had not completed a full fiscal year.
      ***  Cumulative return; not annualized.

     Quotations of a cumulative total return will be calculated for any specified period by assuming a hypothetical investment in a Fund on the date of the commencement of the period and will assume that all dividends and distributions are reinvested on ex date. However, currently the Trust does not make a dividend reinvestment option available to shareholders of iShares and such calculation is provided for informational purposes only. The net increase or decrease in the value of the investment over the

________________________________________________________________________________
  page 70                                                             i|Shares
period will be divided by its beginning value to arrive at cumulative total return. Total return calculated in this manner will differ from the calculation of average annual total return in that it will not be expressed in terms of an average rate of return.

Quotations of cumulative total return or average annual total return reflect only the performance of a hypothetical investment in a Fund during the particular time period on which the calculations are based. Such quotations for a Fund will vary based on changes in market conditions and the level of such Fund's expenses, and no reported performance figure should be considered an indication of performance that may be expected in the future.

The cumulative and average total returns do not take into account federal or state income taxes which may be payable; total returns would, of course, be lower if such charges were taken into account.

Whenever the Trust calculates total return using the market values of iShares as reported by the Listing Exchange, it will also calculate a similar total return using the relevant Fund's NAV. The Trust may also provide reported closing price data for iShares and calculations of any applicable premiums or discounts against NAV on its website and in the Trust prospectuses and annual reports.

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Because there are different methods for calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

Because some or all of certain Fund's investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part of such a Fund's investment performance. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance information for any of the countries in which a Fund invests, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price-earnings ratios and the total value of stock markets. Sources for such statistics may include official publications of various foreign governments and exchanges.

From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of open-end and closed-end investment companies with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

In addition, in connection with the communication of its performance to current or prospective shareholders, a Fund also may compare those figures to the performance of certain unmanaged indices which may assume the reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples of such indices include, but are not limited to the following:

[X]  Dow Jones Industrial Average
[X]  Consumer Price Index
[X]  Standard & Poor's 500 Composite Stock Price Index (S&P 500)
[X]  Nasdaq OTC Composite Index
[X]  Nasdaq Industrials Index
[X] International Finance Corporation's (Global) Composite and (Investable) Composite Indices
[X]  Morgan Stanley Capital International Indices
[X]  Nasdaq Composite Index
[X]  Wilshire 5000 Stock Index

________________________________________________________________________________
iShares Performance and Other Information                                page 71

Financial Statements

The Fund's audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, independent accountants, are hereby incorporated by reference in this Statement of Additional Information. The Annual Report to Shareholders is delivered with this Statement of Additional Information to shareholders requesting this Statement of Additional Information.

Miscellaneous Information

Counsel. Morgan, Lewis & Bockius LLP, Washington, D.C., is counsel to the Trust.

Independent Auditors. PricewaterhouseCoopers LLP, located at 333 Market Street, San Francisco, CA 94105, serves as the independent accountants of the Trust. It audits the Funds' financial statements and performs other related audit services.

________________________________________________________________________________
page 72                                                                 i|Shares

                                                                 BGI-F-031-02000
iShares Trust
Statement of Additional Information for

iShares Lehman 1-3 Year Treasury Bond Fund iShares Lehman 7-10 Year Treasury Bond Fund iShares Lehman 20+ Year Treasury Bond Fund iShares GS $ InvesTop(TM) Corporate Bond Fund





Dated September 17, 2001 (as revised and restated on March 1, 2003)

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with (i) the Prospectus dated September 17, 2001 (as revised on March 1, 2003) of iShares Trust (the "Trust") for the funds listed above (each a "Fund" and collectively the "Funds"), or (ii) for the iShares GS $ InvesTop(TM) Corporate Bond Fund only, the Prospectus dated March 1, 2003 for such Fund. For the Treasury Bond Funds, references herein to the "Prospectus" refer to the Prospectus dated September 17, 2002 (as revised on March 1, 2003). For the iShares GS $ InvesTop Corporate Bond Fund, references herein to the "Prospectus" refer to both the Prospectus dated September 17, 2002 (as revised on March 1, 2003) describing each of the Funds and to the Prospectus dated March 1, 2003 describing only the GS $ InvesTop Corporate Bond Fund. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's Distributor, SEI Investments Distribution Co., at 1 Freedom Valley Drive, Oaks, PA 19456 or calling 1-800-iShares.

Table of Contents

                                                                                 Page
General Description of the Trust and its Funds ..................................  1
Exchange Listing and Trading ....................................................  2
Investment Strategies and Risks .................................................  2
      Diversification ...........................................................  3
      Bonds .....................................................................  3
      U.S. Government Obligations ...............................................  3
      Loans of Portfolio Securities .............................................  4
      Repurchase Agreements .....................................................  4
      U.S. Registered Securities of Foreign Issuers .............................  5
Construction and Maintenance Standards for the Underlying Indices ...............  5
        The Lehman Indices ......................................................  5
        The InvesTop Index ......................................................  6
Investment Limitations ..........................................................  7
Continuous Offering .............................................................  8
Management ......................................................................  9
      Trustees and Officers .....................................................  9
      Approval of Investment Advisory Contract .................................. 13
      Remuneration of Trustees and Officers ..................................... 14
      Board Committees .......................................................... 15
      Investment Advisor ........................................................ 15
      Administrator, Custodian and Transfer Agent ............................... 16
      Distributor ............................................................... 16
      Index Providers ........................................................... 16
Brokerage Transactions .......................................................... 16
Additional Information Concerning the Trust ..................................... 17
      Shares .................................................................... 17
      Termination of The Trust or a Fund ........................................ 18
      Book Entry Only System .................................................... 18
      DTC Acts as Securities Depository for the iShares ......................... 18
Creation and Redemption of Creation Unit Aggregations ........................... 19
      Creation .................................................................. 19
      Fund Deposit .............................................................. 19
      Procedures for Creation of Creation Unit Aggregations ..................... 20
      Placement of Creation Orders for the Funds ................................ 21
      Acceptance of Orders for Creation Unit Aggregations ....................... 21
      Creation Transaction Fee .................................................. 22
      Redemption of iShares in Creation Unit Aggregations ....................... 22
      Redemption Transaction Fee ................................................ 22
      Placement of Redemption Orders for the Funds .............................. 23
Taxes ........................................................................... 24
Determination of NAV ............................................................ 25
Dividends and Distributions ..................................................... 25
      General Policies .......................................................... 25
      Dividend Reinvestment Service ............................................. 25
Performance and Other Information ............................................... 25
Miscellaneous Information ....................................................... 27

General Description of the Trust
and its Funds

The Trust currently consists of over 50 investment portfolios (each a "Fund" and collectively the "Funds"). The Trust was organized as a Delaware business trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This Statement of Additional Information relates to the following Funds:

.. iShares Lehman 1-3 Year Treasury Bond Fund
.. iShares Lehman 7-10 Year Treasury Bond Fund
.. iShares Lehman 20+ Year Treasury Bond Fund
.. iShares GS $ InvesTop(TM) Corporate Bond Fund

The iShares Lehman 1-3 Year Treasury Bond Fund, iShares Lehman 7-10 Year Treasury Bond Fund, and iShares Lehman 20+ Year Treasury Bond Fund are sometimes referred to herein as the "Treasury Funds." The iShares GS $ InvesTop(TM) Corporate Bond Fund is sometimes referred to as the "InvesTop Corporate Bond Fund."

The shares of each Fund are referred to herein as "iShares."

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each an "Underlying Index") representing a segment of the U.S. bond market. Each Fund is managed by Barclays Global Fund Advisors ("BGFA").

Each Fund offers and issues iShares at their net asset value ("NAV") only in aggregations of a specified number of iShares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of fixed income securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The iShares described in the Prospectus and SAI are listed and traded on national securities exchanges (each, a "Listing Exchange"), such as The American Stock Exchange LLC (the "AMEX"). iShares will trade on one or more Listing Exchanges at market prices that may be below, at, or above NAV. iShares are redeemable only in Creation Unit aggregations, and, generally, in exchange for portfolio securities and a specified cash payment. Creation units are for a specified number of shares, generally 100,000.

The Trust reserves the right to offer a "cash" option for creations and redemptions of iShares although it has no current intention of doing so. iShares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. See the Creation and Redemption of Creation Unit Aggregations section. In all cases, such conditions will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Prospectus in the Overview and the Shareholder Information sections. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of iShares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the iShares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the iShares of a Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index on which such Fund is based is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the iShares of a Fund from listing and trading upon termination of such Fund.

As in the case of other publicly traded securities, broker's commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the share prices of iShares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through share splits or reverse share splits, which would have no effect on the net assets of the applicable Fund. However, the ratio of a Fund's NAV to its Underlying Index would change in such instance.

Investment Strategies and Risks

Each Fund seeks to achieve its objective by investing in fixed income securities that comprise the relevant Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund's portfolio will ordinarily not result in the elimination of the security from a Fund's portfolio.

The Funds will engage in Representative Sampling, which is investing in a representative sample of securities in the Underlying Index, selected by BGFA to have a similar investment profile as the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use Representative Sampling generally do not hold all of the securities that are included in the relevant Underlying Index.

Each Treasury Fund will generally invest at least 90% of its assets in bonds of its Underlying Index and at least 95% of its assets in U.S. government bonds. Each Treasury Fund may hold up to 10% of its assets in U.S. government bonds not included in its Underlying Index. For example, BGFA may invest in bonds not included in the relevant Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in the relevant Underlying Index (such as reconstitutions, additions and deletions). Each Treasury Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations.

The InvesTop Corporate Bond Fund generally will invest at least 90% of its assets in the bonds of its Underlying Index and at least 95% of its assets in corporate bonds. However, the InvesTop Corporate Bond Fund may at times invest up to 20% of its assets in bonds not included in the relevant Underlying Index but which BGFA believes will help the InvesTop Corporate Bond Fund track its Underlying Index and which are either (i) included in the broader index upon which the Underlying Index is based (i.e., the GS $ Investment Grade Index(TM)); or (ii) new issues which BGFA as investment advisor believes are entering or about to enter the Underlying Index or the GS $ Investment Grade Index(TM). The Fund may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations.

Diversification. The following table sets forth the diversification status of each Fund.

                 Non-Diversified Fund
                 --------------------
                 iShares GS $ InvesTop(TM) Corporate Bond Fund

                 Diversified Funds
                 -----------------
                 iShares Lehman 1-3 Year Treasury Bond Fund iShares Lehman 7-10 Year Treasury Bond Fund iShares Lehman 20+ Year Treasury Bond Fund

A "diversified fund" is one that, with respect to 75% of its total assets, does not invest more than 5% of its assets in securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25% of a diversified Fund's assets may be invested in any manner.

A "non-diversified" classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. A non-diversified Fund may also concentrate its investments in a particular industry or group of industries, as noted in the descriptions of such Fund. The securities of a particular issuer, or of issuers in particular industries, may dominate the Underlying Index of such a Fund and, consequently, its investment portfolio. This may adversely affect its performance or subject its iShares to greater price volatility than that experienced by more diversified investment companies.

Each Fund, however (whether diversified or non-diversified), intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code severely limits the investment flexibility of certain Funds and makes it less likely that such Funds will meet their investment objectives. See "Taxes" herein.

Bonds. Each Fund invests almost exclusively in U.S. registered, dollar-denominated bonds, including for the Treasury Funds, U.S. Government obligations. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date.

An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

U.S. Government Obligations. The Treasury Funds invest almost exclusively in various types of U.S Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or
(ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Loans of Portfolio Securities. Each Fund may lend its investment securities to approved borrowers. Barclays Global Investors, N.A. ("BGI") has been granted an exemptive order (the "Order") that permits BGI to serve as the Trust's securities lending agent. The Board of Trustees of the Trust has approved the selection of BGI as securities lending agent subject to the conditions described in the Order. It is expected that BGI will begin acting as the Trust's securities lending agent in the near future. As such, BGI will share with each respective Fund any net income earned on loans of portfolio securities. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the relevant Fund. These loans cannot exceed 331/3% of a Fund's total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to, the review of the Board of Trustees (the "Board" or the "Trustees"). These borrowers may include affiliates of the Trust or of BGI. Lending to any such affiliated borrower will be done in conformity with certain conditions set forth in the Order. the terms, structure and the aggregate amount of loans to all borrowers must be consistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (i) the borrowers pledge and maintain with the relevant Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 100% of the value of the securities loaned (on a "mark-to-market" basis); (ii) the loan be made subject to termination by a Fund at any time; and (iii) a Fund receives reasonable interest on the loan. From time to time, each Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder in connection with a securities loan.

Collateral from securities loaned to a borrower may be invested in high-quality money market instruments and other investment companies (including money market mutual funds advised by BGFA or otherwise affiliated with the Funds.) The money-market instruments in which each Fund may invest include: (1) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") or, if unrated, of comparable quality as determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Investments of collateral from securities loaned to borrowers will not be counted in determining compliance with the investment strategies described herein under "Investment Strategies and Risks".

Repurchase Agreements. Each Fund may enter into repurchase agreements with banks and securities dealers. Such transactions entail the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price, reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Should a Fund enter into a repurchase agreement, each such Fund would maintain custody of the underlying securities prior to their repurchase. Thus, the obligation of the bank or the dealer to pay the repurchase price on the date agreed would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 100% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose each Fund to possible loss because of adverse market action, expenses or delays in connection with the disposition of the underlying obligations. The financial institutions with which each Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government Securities on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by BGFA. BGFA will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain the value of the securities subject to the agreement to equal at least 100% of the repurchase price (including accrued interest). In addition, BGFA will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than 100% of the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. BGFA will mark-to-market daily the value of the securities. Under the 1940 Act, repurchase agreements are considered loans.

U.S. Registered Securities of Foreign Issuers. The InvesTop Corporate Bond Fund may purchase U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national entities. Investing in U.S. registered, dollar denominated, investment grade bonds issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Construction and Maintenance Standards for the Underlying Indices

Each Treasury Fund invests substantially all of its assets in one of the following indices: the Lehman Brothers 1-3 Year Treasury Index, the Lehman Brothers 7-10 Year Treasury Index or the Lehman Brothers 20+ Year Treasury Index (each, a "Lehman Index"). The InvesTop Corporate Bond Fund invests substantially all of its assets in the GS $ InvesTop(TM) Index (the "InvesTop Index").

Brief descriptions of the Underlying Indices on which the Funds are based are provided below.

The Lehman Indices

Lehman Brothers 1-3 Year Treasury Index

Index Description. The Lehman Brothers 1-3 Year Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between 1 and 3 years. As of March 31, 2002, there were 32 issues included in the Index.

Index Methodology. The Lehman Brothers 1-3 Year Treasury Index is market capitalization weighted and includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between 1 and 3 years, are non-convertible, are denominated in U.S. dollars, are rated investment grade (Baa3 or better) by Moody's Investors Service, Inc., are fixed rate, and have more than $150 million par outstanding. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes (TINs), state and local government series bonds (SLGs), and coupon issues that have been stripped from assets that are already included in the Index.

Lehman Brothers 7-10 Year Treasury Index

Index Description. The Lehman Brothers 7-10 Year Treasury Index measures the performance of public obligations of the US Treasury that have a remaining maturity of between 7 and 10 years. As of March 31, 2002, there were 14 issues included in the Index.

Index Methodology. The Lehman Brothers 7-10 Year Treasury Index is market capitalization weighted and includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between 7 and 10 years, are non-convertible, are denominated in U.S. dollars, are rated investment grade (Baa3 or better) by Moody's Investors Service, Inc., are fixed rate, and have more than $150 million par outstanding. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes (TINs), state and local government series bonds (SLGs), and coupon issues that have been stripped from assets that are already included in the Index.

Lehman Brothers 20+ Year Treasury Index

Index Description. The Lehman Brothers 20+ Year Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity greater than 20 years. As of March 31, 2002, there were 19 issues included in the Index.

Index Methodology. The Lehman Brothers 20+ Year Treasury Index is market capitalization weighted and includes all publicly issued, U.S. Treasury securities that have a remaining maturity greater than 20 years, are non-convertible, are denominated in U.S. dollars, are rated investment grade (Baa3 or better) by Moody's Investors Service, Inc., are fixed rate, and have more than $150 million par outstanding. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes (TINs), state and local government series bonds (SLGs), and coupon issues that have been stripped from assets that are already included in the Index.

Component Selection Criteria. The Lehman Indices are market capitalization weighted indices that include all the securities that meet the Index criteria. The Indices includes all publicly issued, U.S. Treasury securities, that are non-convertible, are denominated in U.S. dollars, are rated investment grade (Baa3 or better) by Moody's Investors Service, Inc. are fixed rate, and have more than $150 million par outstanding. Excluded from the Lehman Indices are certain special issues, such as flower bonds, targeted investor notes (TINs), and state and local government series bonds (SLGs), and coupon issues that have been stripped from assets that are already included in the Index.

Index Maintenance. The Index constituents are updated on the last calendar day of each month. The universe of Index constituents is not adjusted for securities that become ineligible for inclusion in an Index during the month (e.g., because of downgrades or called bonds) or for issues that are newly eligible (e.g., up-grades or newly issued bonds). The Lehman Indices are valued using end of day bid side prices, as marked by Lehman Brothers. Intra-month cash flows contribute to monthly returns, but they are not reinvested during the month and do not earn a reinvestment return. Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupon received or accrued, expressed as a percentage of beginning market value. The Lehman Indices are calculated continuously and are available from major data vendors.

The InvesTop Index

Index Description. The InvesTop Index is an index of a fixed number of highly liquid bonds in the U.S. investment grade corporate bond market. The InvesTop Index is a rules-based index consisting of highly liquid, investment grade, SEC registered U.S. dollar-denominated corporate bonds that seeks to maximize liquidity while maintaining representation of the broader corporate bond market. As of July 1, 2002, there are 100 bonds included in the InvesTop Index, although the number of bonds in the Index may change from time to time.

Index Methodology. The InvesTop Index was started in 1999 and is a subset of the GS $ Investment Grade Index(TM) (the "Investment Grade Index"), an index of over 500 investment grade bonds. Bonds in the InvesTop Index are selected from the universe of eligible bonds in the GS $ Investment Grade Index(TM) using defined rules. Currently, the bonds eligible for inclusion in the InvesTop Index include U.S. dollar-denominated, SEC registered corporate bonds that (i) are issued by companies domiciled in the U.S., Canada, Western Europe, or Japan; (ii) are rated investment grade by both Moody's Investors Service, Inc. and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., (iii) have at least $500 million of outstanding face value; and (iv) are less than five years old and have at least three years to maturity.

Component Selection Criteria. Bonds are automatically disqualified from being included in the InvesTop Index if their average spreads and volatility fall outside of certain defined ranges. The InvesTop Index is equally weighted by par value. Eligible bonds are assigned to "cells" using an approach that attempts to match the proportional weighting of the maturity ranges and other characteristics of the Index to those of the broader Investment Grade Index. Eligible bonds also are assigned a liquidity score based on float, age and other factors. The 100 most liquid and representative bonds are chosen using algorithms designed to best match the maturity ranges and broad characteristics of the Index to maturity ranges and characteristics of the Investment Grade Index. The Index is equally weighted by par value. Although, it is not expected to vary, the number of bonds in the Index may change from time to time. To avoid concentration of single-issuer credit risk while still allowing for curve representation, only one bond issue per issuer per maturity range may be included in the Index. The Index is rebalanced monthly after the close of business on the last business day of the month.

Index Maintenance. The InvesTop Index is valued using the midpoint between the bid and ask prices, as marked by Goldman Sachs. Upon rebalancing, however, Goldman Sachs marks new bonds selected for the InvesTop Index at the offer side price in the market. Cash flows occurring during the month earn money market interest until the next rebalancing date, when they are reinvested in the InvesTop Index. The components of the total return of the InvesTop Index are price changes, accrued interest, coupon payments, repayment of principal, and reinvestment income on cash flows earned during the month.

The composition of the InvesTop Index is held constant for any given calendar month to ensure continuity during the month and to avoid jumps unrelated to the price movements of the bonds. The inclusion and exclusion criteria above are applied at month-end, after the close of business. Bonds that were in the Index, but that no longer satisfy all the criteria at month-end, will be removed from the Index. If a bond becomes eligible in the middle of the month, it will still need to pass the test at the end of the month, and can be included only upon rebalancing at month-end. When a bond is called, it remains in the Index at its call price until the end of the month, after which it is removed. Changes in issue size that take place during the month are taken into consideration only at the next rebalancing date.

The methodologies of the InvesTop Index and Investment Grade Index are owned by Goldman Sachs and may be covered by one or more patents or pending patent applications.

Investment Limitations

The Board has adopted as fundamental policies each Fund's investment objectives and the investment restrictions numbered one through six below. Neither these restrictions nor investment objectives can be changed with respect to a Fund without the approval of the holders of a majority of such Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of outstanding voting securities.

No Fund will:

1. Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

3. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4. Make loans. This restriction does not apply to: (i) the purchase of debt obligations in which each Fund may invest consistent with its investment objectives and policies; (ii) repurchase agreements and reverse repurchase agreements; and (iii) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund's investment objective and policies).

6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies, set forth above, each Fund, as non-fundamental policies, will not invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of each Fund's net assets to be invested in illiquid securities.

BGFA monitors the liquidity of restricted securities in each Fund's portfolio. In reaching liquidity decisions, BGFA considers the following factors:

.. The frequency of trades and quotes for the security;

.. The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

.. Dealer undertakings to make a market in the security; and

.. The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

Continuous Offering

The method by which Creation Unit Aggregations of iShares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of iShares are issued and sold by the Funds on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent iShares, and sells such iShares directly to customers, or if it chooses to couple the creation of a supply of new iShares with an active selling effort involving solicitation of secondary market demand for iShares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in iShares, whether or not participating in the distribution of iShares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to iShares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Management

The following information supplements and should be read in conjunction with the section in the relevant Prospectus entitled Management.

Trustees and Officers. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BGFA and other service providers. Each trustee serves until his or her successor is duly elected and qualified.

iShares Trust, iShares, Inc., Master Investment Portfolio and Barclays Global Investors Funds, each an open-end management investment company registered under the 1940 Act, are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and oversees 23 funds within the complex. In addition, Richard K. Lyons serves as a Trustee for Barclays Global Investors Funds and Master Investment Portfolio and oversees 103 portfolios within the fund complex.

------------------------------------------------------------------------------------------------------------------------
                                                 Principal Occupation(s) During     Other Directorships Held by Trustee
Name (age) Address          Position                    the Past 5 Years                        and Officer
------------------------------------------------------------------------------------------------------------------------
*Garrett F. Bouton (56)     Trustee (since       Managing Director and Chief        Director (since 2001) of iShares,
Barclays Global Investors   January 1, 2002),    Executive Officer (since           Inc.; Chairman of the Board of
45 Fremont Street           Chairman (since      1999) for Barclays Global          Directors (since 1998) of BGFA;
San Francisco, CA 94105     February 28, 2002)   Investors, N.A. ("BGI")            Director (since 1998) of BGI;
                            and President.       Global Individual Investor         Director of various Barclays
                                                 Business; Global H.R.              subsidiaries (since 1997).
                                                 Director (from 1996-1999) for
                                                 BGI.

*Nathan Most (88)           Trustee (since       Consultant to BGI                  Director (since 1996) and
PO Box 193                  December 16, 1999)   (1998-present), American           President (1996-2002) of iShares,
Burlingame, CA 94011                             Stock Exchange (1996-2000)         Inc.
                                                 and the Hong Kong Stock
                                                 Exchange (1998 to present);
                                                 Consultant to the Amsterdam
                                                 Stock Exchange (1997-1998);
                                                 Consultant to the Pacific
                                                 Stock Exchange (1997-1998).

------------------------------------------------------------------------------------------------------------------------

* Garrett F. Bouton and Nathan Most are deemed to be "interested persons" (as defined in the 1940 Act) of the Company due to their affiliations with BGFA, the Funds' investment advisor and BGI, the parent company of BGFA.

---------------------------------------------------------------------------------------------------------------------
John B. Carroll (65)        Trustee         Retired Vice President of             Director (since 1996) of iShares,
520 Main Street             (since          Investment Management (1984-2000)     Inc.; Trustee and member of the
Ridgefield, CT 06877        January 1,      of Verizon Corporation; Advisory      Executive Committee (since 1991) of
                            2002)           Board member of Ibbotson Associates   The Common Fund Institutional
                                            (1992-1998); former Vice Chairman     Funds, a non-profit organization;
                                            and Executive Committee Member        Member of the Board of Managers of
                                            (1994-1998) of the Committee on       JP Morgan Private Equity Funds.
                                            Investment of Employee Benefit
                                            Assets of the Financial Executive
                                            Institute.


Richard K. Lyons (41)       Trustee         Professor, University of              Director (since 2001) of iShares,
Haas School of Business,    (since          California, Berkeley: Haas School     Inc.; Trustee of Master Investment
UC Berkeley                 February 15,    of Business (since 1993);             Portfolio (since 2001); Board of
Berkeley, CA 94720          2000)           Consultant for IMF World Bank,        Trustees: Matthews Asian Funds
                                            Federal Reserve Bank, and Citibank    since 1995 (oversees 6 portfolios).
                                            N.A. (since 2000).

---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
George C. Parker (61)           Trustee        Dean Witter Distinguished            Director (since 2001) of iShares,
Graduate School of Business     (since         Professor of Finance (since 1994);   Inc.;  Bailard, Biehl and Kaiser, Inc.
(Room K301)                     February 15,   Associate Dean for Academic          (since 1985); California Casualty
Stanford University             2000)          Affairs, Director of MBA Program,    Group of Insurance Companies
521 Memorial Way                               and Professor, Stanford University:  (since 1978); Continental Airlines,
Stanford, CA 94305                             Graduate School of Business (1993-   Inc. (since 1996); Community First
                                               2001).                               Financial Group (since 1995);
                                                                                    Dresdner/RCM Mutual Funds
                                                                                    (1994-2002); Tyon Ranch Company
                                                                                    (since 1999).

W. Allen Reed (54)              Trustee        President and Chief Executive        Director (since 1996) of iShares,
General Motors Investment       (since         Officer (since 1994) of General      Inc.; Director (since 1994) of
Management Corp.                January 1,     Motors Investment Management         General Motors Investment
767 Fifth Avenue                2002)          Corporation.                         Management Corporation; Director
New York, NY 10153                                                                  (1995-1998) of Taubman Centers,
                                                                                    Inc. (a real estate investment trust);
                                                                                    Director (since 1992) of FLIR
                                                                                    Systems (an imaging technology
                                                                                    company); Director (since 1994) of
                                                                                    General Motors Acceptance
                                                                                    Corporation; Director (since 1994)
                                                                                    of GMAC Insurance Holdings, Inc.;
                                                                                    Director (since 1995) of Global
                                                                                    Emerging Markets Fund; Director
                                                                                    (since 2000) of Temple Inland
                                                                                    Industries; Chairman (since 1995) of
                                                                                    the Investment Advisory Committee
                                                                                    of Howard Hughes Medical
                                                                                    Institute.

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Lee T. Kranefuss (39)           Vice             Chief Executive Officer of the         Board of Trustees for Barclays
Barclays Global Investors       President        Individual Investor Business of        Global Investors Funds and Master
45 Fremont Street                                Barclays Global Investors, N.A.;       Investment Portfolio (since 2001).
San Franicsco, CA 94105                          The Boston Consulting Group (until
                                                 1997).

Michael Latham (36)             Secretary,       Director of Mutual Fund Delivery in    None.
Barclays Global Investors       Treasurer        the U.S. Individual Investor
45 Fremont Street               and Principal    Business of BGI (since 2000); Head
San Franicsco, CA 94105         Financial        of Operations, BGI Europe (1997-
                                Officer          2000).

Donna M. Rogers (36)            Assistant        Senior Director (formerly Director),   None.
Investors Bank & Trust Co.      Treasurer        Mutual Fund Administration at
200 Clarendon Street                             Investors Bank & Trust Company
Boston, MA 02116                                 ("IBT")(since 1994).

Jeffery J. Gaboury (33)         Assistant        Director (formerly Manager),           None.
Investors Bank & Trust Co.      Treasurer        Mutual Fund Administration,
200 Clarendon Street                             Reporting and Compliance, IBT
Boston, MA 02116                                 (since 1996).

Susan C. Mosher (47)            Assistant        Senior Director & Senior Counsel,      None.
Investors Bank & Trust Co.      Secretary        Mutual Fund
200 Clarendon Street                             Administration, IBT (since 1995).
Boston, MA 02116

Sandra I. Madden (36)           Assistant        Senior Associate Counsel, Mutual       None.
Investors Bank & Trust Co.      Secretary        Fund Administration, IBT (since
200 Clarendon Street                             1999); Associate, Scudder Kemper
Boston, MA 02116                                 Investments, Inc. (1996-1999).

Lois Towers (52)                Assistant        US Compliance Officer, BGI (since      None.
Barclays Global Investors       Vice             1999).
45 Fremont Street               President-
San Francisco, CA 94105         AML
                                Compliance
                                Officer

--------------------------------------------------------------------------------------------------------------------------

Fund Securities Holdings as of December 31,2001

----------------------------------------------------------------------------------------------------------------------
Name of Director                  Name of Index Fund                 Dollar Range of         Aggregate Dollar Range
                                                                     Equity Securities       of Equity Securities in
                                                                     in the Fund             All Registered Investment
                                                                                             Companies Overseen by
                                                                                             Director in Family of
                                                                                             Investment Companies
----------------------------------------------------------------------------------------------------------------------
Garrett F. Bouton         iShares Russell 1000 Value                 $50,001 - $100,000    Over $100,000
                          iShares Russell 2000 Value                 Over $100,000
                          iShares Dow Jones U.S. Technology          Over $100,000
                          iShares S&P 500                            Over $100,000
----------------------------------------------------------------------------------------------------------------------
John B. Carroll           None                                       Not Applicable        Not Applicable
----------------------------------------------------------------------------------------------------------------------
Richard K. Lyons          iShares S&P 500                            $1- $10,000           $1- $10,000
----------------------------------------------------------------------------------------------------------------------
Nathan Most               iShares Russell 2000                       Over $100,000         Over $100,000
                          iShares S&P Midcap 400                     Over $100,000
----------------------------------------------------------------------------------------------------------------------
George G.C. Parker        iShares Dow Jones U.S. Technology Sector   $10,001- $50,000      Over $100,000
                          iShares MSCI France                        $10,001- $50,000
                          iShares MSCI South Korea                   $10,001- $50,000
                          iShares MSCI Mexico                        $10,001- $50,000
                          iShares MSCI Singapore                     $10,001- $50,000
                          iShares MSCI United Kingdom                $10,001- $50,000
                          iShares Russell 1000 Value                 Over $100,000
                          iShares S&P 100 Index                      $50,001 - $100,000
                          iShares S&P Global 100                     $10,001- $50,000
                          iShares S&P MidCap 400/Barra Value         $10,001- $50,000
----------------------------------------------------------------------------------------------------------------------
W. Allen Reed             None                                       Not Applicable        Not Applicable
----------------------------------------------------------------------------------------------------------------------

Relationship with the Investment Advisor and Related Companies
None of the disinterested directors (Messrs. Most, Carroll, Lyons, Parker and
Reed) or their immediate family members own beneficially or of record any securities of BGFA (the Fund's investment adviser), SEI (the Fund's distributor) or any person controlling, controlled by or under common control with, BGFA or SEI.

Approval of Investment Advisory Contract. Under Section 15(c) of the Investment Company Act of 1940, the Board is generally required to approve the Trust's investment advisory contract with BGFA (the "Advisory Contract") annually. The Board is provided with quantitative and qualitative information to assist the Board in evaluating the terms of the Advisory Contract. This information includes comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser, as well as a description of the quality of services provided by the investment adviser.

Before approving the Advisory Contract, the Board reviewed a detailed profitability analysis of BGFA based on the fees payable under the Advisory Contract as well as any other servicing relationships between the Trust and BGFA or its affiliates. The Board analyzed the Trust's contractual fees, including the investment advisory fee, as well as co-administration and Rule 12b-1 distribution fees, if any.

The Board also reviewed statistical information regarding the performance and expenses of the Funds. Prior to reviewing the statistical information, the Board was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for the Funds, the Board reviewed the performance information for a group of funds that the BGFA determined was similar to each Fund ("Peer Group") and an appropriate broad-based market index. The Board then reviewed a comparison of each Fund's advisory fee, other fees and total expense ratio to other funds in the Peer Group.

During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to BGFA and its affiliates for advisory and other services provided to the Funds. The Board also reviewed information pertaining to the fee structure for the Funds and considered whether alternative fee structures (i.e. breakpoint fee structures or performance-based fees) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in the Funds' asset levels.

In addition, the Board analyzed BGFA's background and services that it provides to the Funds. For example, the Board reviewed and discussed the investment philosophy and experience of BGFA. The Board also considered the background and experience of the senior management of BGFA and the level of attention given to the Funds by senior investment personnel of BGFA. In addition to the above considerations, the Board also analyzed BGFA's indexing strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board received a presentation from BGFA and reviewed the qualifications, backgrounds and responsibilities of the staff performing investment services for the Funds. The Board recognized that BGFA has the size, visibility and resources to attract and retain highly qualified investment professionals. Similarly, the Board reviewed BGFA's ability to provide a competitive compensation package to its employees such that each entity would be able to attract and retain high-quality employees.

Based on the above analysis, the Board determined that the Advisory Contract for each Fund, including the fee level, was fair and reasonable in light of all relevant circumstances. This determination was based on the following factors as discussed above: (i) level of profits realized by BGFA from its advisory arrangement with the Fund; (ii) an analysis of advisory fees paid by the Fund compared to other similar funds; (iii) the scope of BGFA's background and experience; and (iv) the quality of services provided by BGFA.

Remuneration of Trustees and Officers. The Trust pays each Trustee an annual fee of $52,500 for meetings of the Board attended by the Trustee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the compensation paid to each Trustee for the year ended December 31, 2001.

-------------------------------------------------------------------------------------------------------------
                                  Aggregate          Pension or
                                  Estimated          Retirement                              Total Estimated
                                Compensation      Benefits Accrued      Estimated Annual       Compensation
                                  from the        As Part of Trust       Benefits Upon        from the Fund
 Name of Trustee                   Trust              Expenses**          Retirement**      and Fund Complex*
 ---------------                ------------      ----------------      ----------------    ----------------
 Garrett F. Bouton***              $     0         Not Applicable        Not Applicable         $      0
 John B. Carroll***                $     0         Not Applicable        Not Applicable         $ 50,000
 Richard K. Lyons                  $52,500         Not Applicable        Not Applicable         $ 52,500
 Nathan Most                       $52,500         Not Applicable        Not Applicable         $172,000
 George G.C. Parker                $52,500         Not Applicable        Not Applicable         $ 52,500
 W.  Allen Reed***                 $     0         Not Applicable        Not Applicable         $ 50,000
-------------------------------------------------------------------------------------------------------------

* Includes compensation as Director of iShares, Inc., an investment company with 22 investment portfolios also advised by BFGA.

** No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.

*** Messrs. Bouton, Carroll and Reed did not serve as trustees of the Trust during the year ended December 31, 2001.

Trustees and officers of the Trust collectively owned less than 1% of each of the Trust's outstanding shares as of November 2, 2002.

Board Committees. The Trust has a Nominating Committee, comprised of Messrs. Carroll, Lyons, Parker, and Reed, those Trustees who are not interested persons of the Trust, as the term is defined in the 1940 Act. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees. During the fiscal year ended July 31, 2001, there was one meeting of the Nominating Committee.

The Trust has an Audit Committee, comprised of Messrs. Carroll, Lyons, Parker, and Reed, those Trustees who are not interested person of the Trust, as the term is defined in the 1940 Act. The Audit Committee, among other things, makes recommendations to the Board of Trustees with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Trust's financial operations. During the fiscal year ended July 31, 2001, there were two meetings of the Audit Committee.

Investment Advisor. BGFA serves as investment advisor to each Fund pursuant to an Investment Advisory Agreement between the Trust and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC and is registered as an investment advisor under the Investment Advisers Act of 1940 (the "Advisers Act"). Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund's assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.

Under the Investment Advisory Agreement, BGFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees or expenses and extraordinary expenses. For its investment management services to each Fund, BGFA will be paid a management fee equal to each Fund's allocable portion of the percentage listed below of such Fund's aggregate net assets.

                                                                      Management
iShares Index Fund                                                       Fee
-------------------------------------------------------               ----------
iShares Lehman 1-3 Year Treasury Bond Fund                              0.15%
iShares Lehman 7-10 Year Treasury Bond Fund                             0.15%
iShares Lehman 20+ Year Treasury Bond Fund                              0.15%
iShares GS $ InvesTop(TM) Corporate Bond Fund                           0.15%

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60-days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the applicable Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of federal banking laws and regulations (i) may prohibit Barclays Bank PLC, Barclays Global Investors, N.A. ("BGI"), and BGFA from controlling, or underwriting the iShares, but (ii) would not prohibit Barclays Bank PLC or BGFA generally from acting as an investment adviser, administrator, transfer agent, or custodian to the Funds or from purchasing iShares as agent for and upon the order of a customer.

BGFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BGFA, or its affiliates, would consider performing additional services for the Trust. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA, or its affiliates, might offer to provide additional services.

The Trust and BGFA each have adopted a Codes of Ethics under Rule 17j-1 of the 1940 Act. The Codes permit personnel subject to the Codes to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds.

Administrator, Custodian and Transfer Agent. Investors Bank & Trust Co. ("Investors Bank") serves as administrator, custodian and transfer agent for the Funds. Its principal address is 200 Clarendon Street, Boston, MA 02111. Under the Administration Agreement with the Trust, Investors Bank provides necessary administrative and accounting services for the maintenance and operations of the Trust and each Fund. In addition, Investors Bank makes available the office space, equipment, personnel and facilities required to provide such services. Under the Custodian Agreement with the Trust, Investors Bank maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records, and provides other services. Investors Bank is required, upon the order of the Trust, to deliver securities held by Investors Bank and to make payments for securities purchased by the Trust for each Fund. Also, under a Delegation Agreement, Investors Bank is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, Investors Bank acts as a transfer agent for each Fund's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for the foregoing services, Investors Bank receives certain out-of-pocket costs, transaction fees, and asset-based fees which are accrued daily and paid monthly.

Distributor. SEI Investments Distribution Co. is the Distributor of iShares. Its principal address is 1 Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes iShares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. iShares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading Creation and Redemption of Creation Units Aggregations. iShares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the relevant Prospectus and, upon request, the Statement of Additional Information to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. ("NASD").

The Distribution Agreement for each Fund will provide that it may be terminated at any time, without the payment of any penalty, on at least 60-days' written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of iShares. Such Soliciting Dealers may also be Authorized Participants (as defined below), DTC Participants (as defined below) and/or Investor Services Organizations.

BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor or to otherwise promote the sale of iShares.

Index Providers. Each Fund is based upon a particular bond market index compiled by Lehman Brothers, or Goldman Sachs, neither of which is affiliated with a Fund or with BGI or its affiliates.

Brokerage Transactions

The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, BGFA relies upon its experience and knowledge regarding commissions generally charged by various brokers.

In seeking to implement the Trust's policies, BGFA effects transactions with those brokers and dealers that BGFA believes provide the most favorable prices and are capable of providing efficient executions. BGFA and its affiliates do not participate in soft dollar transactions.

The Trust may execute brokerage or other agency transactions through affiliates that are registered broker-dealers, for commissions, in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. Under these provisions, affiliates of BGFA are permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the affiliate and the Trust expressly permitting the affiliate of BGFA to receive and retain such compensation. These rules further require that the commissions paid by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid and will review these procedures periodically.

The Trust will not deal with affiliates in principal transactions unless permitted by the applicable rule or regulation or by exemptive order.

BGFA assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Funds and one or more other investment companies or clients supervised by BGFA are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

Portfolio turnover may vary from year to year, as well as within a year. The portfolio turnover rate for each Treasury Fund is expected to be under 50% and for the InvesTop Corporate Bond Fund is expected to be approximately 70%. Higher turnover rates would likely result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

Additional Information Concerning
the Trust

Shares. The Trust was established as a Delaware business trust on December 16, 1999. The Trust currently is comprised of over 50 funds. Each Fund issues shares of beneficial interest, with no par value. The Board may designate additional funds. Each Fund is currently registered as an open-end management investment company with the SEC.

Each iShare issued by a Fund has a pro rata interest in the assets of the corresponding Fund. iShares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each iShare is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each iShare has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. iShares of all Funds vote together as a single class except that, if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All iShares (regardless of the Fund) have noncumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit Aggregation(s) of iShares of a Fund and immediately prior to the commencement of trading in such Fund's iShares, a holder of iShares may be a "control person" of the Fund, as defined in the 1940 Act. A Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.
Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at 1 Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, officers and Trustees of the Funds and beneficial owners of 10% of the iShares of a Fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the Exchange Act and the SEC's rules promulgated thereunder. Insiders should consult with their own legal counsel concerning their obligations under Section 16 of the Exchange Act.

Termination of the Trust or Fund. The Trust or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a super majority of the holders of the Trust or such Fund entitled to vote on termination. Although the iShares are not automatically redeemable upon the occurrence of any specific event, the Trust's organizational documents provide that the Board will have the unrestricted power to alter the number of iShares in a Creation Unit Aggregation. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the iShares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the relevant Prospectus entitled "Shareholder Information."

DTC Acts as Securities Depository for the iShares. iShares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the AMEX and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of iShares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in iShares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of iShares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the iShares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding iShares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all iShares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in iShares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of iShares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such iShares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to iShares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation
Unit Aggregations

Creation. The Trust issues and sells iShares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" with respect to each Fund is any day on which the AMEX is open for business. As of the date of the relevant Prospectus, the AMEX observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (the "Deposit Securities"). Each Creation Unit Aggregation constitutes a substantial replication, or a portfolio sampling representation, of the securities involved in the relevant Fund's Underlying Index ("Fund Securities") and an amount of cash (the "Cash Component") computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of any Fund.

The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the iShares (per Creation Unit Aggregation) and the "Deposit Amount" an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

BGFA, through the National Securities Clearing Corporation ("NSCC"), makes available on each Business Day, prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each such Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments, corporate action events, and interest payments on underlying bonds are reflected from time to time by BGFA with a view to the investment objective of the relevant Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Securities of the relevant Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount ) to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC for corporate bonds or the Federal Reserve System for U.S. Treasury securities. The Trust also reserves the right to permit or require a "cash in lieu" amount where the delivery of the Deposit Security by the Authorized Participant would be restricted under the securities law or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or in certain other situations. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index being tracked by the relevant Fund or resulting from certain corporate actions.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be a DTC Participant (see the Book-Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A DTC Participant who has executed a participant agreement that has been delivered to the Fund and accepted by the Distributor is referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All iShares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations must be received by the Distributor no later than the closing time of the regular trading session on the AMEX ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of iShares of each Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Unit Aggregations on behalf of an investor shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

Placement of Creation Orders for the Funds. Fund Deposits must be delivered through the Federal Reserve System (for cash and government securities) and through DTC (for corporate securities) by an Authorized Participant. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 3:00 p.m., Eastern time, on the date of settlement (the "Settlement Date"). All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to Investors Bank through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by Investors Bank no later than 3:00 p.m., Eastern time, on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Unit Aggregations of the Funds may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the iShares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 105% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date and the federal funds in the appropriate amount are deposited with Investors Bank by 3:00 p.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 3:00 p.m. the next Business Day, then the order may be deemed to be rejected and the Authorized Participant shall be liable to each Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 105% of the daily marked to market value of the missing Deposit Securities. In the event of a failure to deliver the missing Deposit Securities the Trust may buy securities according to industry standards and procedures. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities, on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by Investors Bank or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. Therefore, Authorized Participants will be required to provide collateral to cover a failed delivery of Deposit Securities in connection with an "in-kind" creation of iShares.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of any Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the iShares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated through the facilities of the Listing Exchange for that date by Investors Bank, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;
(vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or BGFA, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, Investors Bank, the Distributor and BGFA make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BGFA, the Distributor, DTC, NSCC's Continuous Net Settlement, Federal

Reserve, Investors Bank or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit Aggregation of its rejection of the order of such person. The Trust, Investors Bank, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. A purchase transaction fee is imposed for the transfer and other transaction costs of the InvesTop Corporate Bond Fund associated with the issuance of Creation Units of iShares. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed an additional variable charge for cash purchases on the "cash in lieu" portion of its investment. Purchasers of iShares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors are also responsible for payment of the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. The standard creation fee for the iShares GS $ InvesTop(TM) Corporate Bond Fund is $500.

Redemption of iShares in Creation Units Aggregations. Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund only on a Business Day. A Fund will not redeem iShares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough iShares in the secondary market to constitute a Creation Unit Aggregation in order to have such iShares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit Aggregation.

With respect to each Fund, BGFA, through the NSCC, makes available immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities -- as announced on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the iShares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater then the NAV of the iShares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (i) for any period during which the AMEX is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the AMEX is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the iShares of a Fund or determination of such Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the InvesTop Corporate Bond Fund. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The redemption transaction fees for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. The standard redemption fee for the iShares GS $ InvesTop(TM)Corporate Bond Fund is $500.

Placement of Redemption Orders for the Funds. To be eligible to place redemption orders for Creation Unit Aggregations of the Funds, an entity must be a DTC Participant that has executed a Participant Agreement. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if (i) such order is received not later than 4:00 p.m., Eastern time, on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of iShares of the Fund specified in such order, which delivery must be made through DTC to Investors Bank no later than 3:00 p.m., Eastern time, on the third Business Day immediately following such Transmittal Date; and
(iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

To the extent contemplated by an Authorized Participant's agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Distributor, on behalf of the Fund, at or prior to the closing time of the regular trading session on the AMEX on the date such redemption request is submitted, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing iShares as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral having a value (marked to market daily) at least equal to 105% of the value of the missing iShares. The current procedures for collateralization of missing iShares require, among other things, that any collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by Investors Bank and marked to market daily, and that the fees of Investors Bank in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant's agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing iShares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by Investors Bank according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Distributor by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of iShares of the relevant Fund are delivered to Investors Bank prior to the 3:00 p.m., Eastern time on the third business day following the transmittal day, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by Investors Bank on such Transmittal Date. A redemption order must be submitted in proper form. If the requisite number of iShares of the relevant Fund are not delivered by 3:00 p.m., Eastern time on the third business day following the transmittal day, the Fund will not release the underlying securities for delivery unless collateral is posted in the amount of 105% of the missing shares (market to market daily)

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such iShares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its iShares based on the NAV of iShares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of iShares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized

Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the iShares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Taxes

The following information also supplements and should be read in conjunction with the section in the relevant Prospectus entitled Taxes.

Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (the "Code"). To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the company's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) at the close of each quarter of the company's taxable year, (a) at least 50% of the market value of the company's total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the company's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets may be invested in the securities of any one issuer or of two or more issuers that are controlled by the company (within the meaning of Section 851(b)(3)(B) of the Code) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies).

A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

The Trust on behalf of each Fund has the right to reject an order for a purchase of iShares if the purchaser (or group of purchasers) would, upon obtaining the iShares so ordered, own 80% or more of the outstanding iShares of a given Fund and if, pursuant to section 351 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Each Fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of iShares should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Determination of NAV

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Determining NAV."

The NAV per iShare of each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares of such Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per iShare for each Fund is calculated by Investors Bank and determined as of the close of the regular trading session on the AMEX (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

In computing a Fund's NAV, fixed income securities are normally valued based on information provided by the Fund's index provider. Fixed income securities are normally valued using data that reflects quoted bond prices as of 3:00 p.m. Eastern time, the generally observed close of the U.S. bond markets. Other portfolio securities are normally valued using market quotations. Securities for which index provider information or reliable market quotations are not readily available are valued using "fair value pricing procedures." In these situations, a security's value for NAV purposes is determined in good faith by BGFA in accordance with procedures adopted by the Funds' Board. A Fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the generally observed close of the U.S. bond market.

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the relevant Prospectus entitled "Shareholder Information."

General Policies. Dividends from net investment income, if any, are declared and paid at least monthly by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for certain Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on iShares are distributed, as described below, on a pro rata basis to Beneficial Owners of such iShares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole iShares of the same Fund purchased in the secondary market.

Performance and Other Information

The performance of the Funds may be quoted in advertisements, sales literature or reports to shareholders in terms of average annual total return and cumulative total return.

Total Return Quotation (Before Taxes). Quotations of average annual total return are expressed in terms of the average annual rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (or the life of a Fund, if shorter). Such total return figures will reflect the deduction of a proportional share of such Fund's expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

Average annual total return is calculated according to the following formula:
P(1 + T)/n/ = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period or fractional portion).

Total Return Quotation (After-Taxes on Distributions). The total return (after-taxes on distributions) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVD, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATVD = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains (applicable tax rates may vary over the measurement period). Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.

Total Return Quotation (After-Taxes on Distributions and Sale). The total return (after-taxes on distributions and sale) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is sold at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVDR, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and sale); n = number of years; and ATVDR = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is sold at the end of each measurement period. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on sales by shareholders are calculated by subtracting the capital gains taxes resulting from the sale and adding the tax benefit from capital losses resulting from the sale. For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains (applicable tax rates may vary over the measurement period). Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.

Cumulative Total Return Quotation. Quotations of a cumulative total return will be calculated for any specified period by assuming a hypothetical investment in a Fund on the date of the commencement of the period and will assume that all dividends and distributions are reinvested on ex date. However, currently the Trust does not make a dividend reinvestment option available to shareholders of iShares and such calculation is provided for informational purposes only. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at cumulative total return. Total return calculated in this manner will differ from the calculation of average annual total return in that it will not be expressed in terms of an average rate of return.

Quotations of cumulative total return or average annual total return reflect only the performance of a hypothetical investment in a Fund during the particular time period on which the calculations are based. Such quotations for a Fund will vary based on changes in market conditions and the level of such Fund's expenses, and no reported performance figure should be considered an indication of performance that may be expected in the future.

Whenever the Trust calculates total return using the market values of iShares (the midpoint of the spread between the bid and ask prices as of the close of trading) as reported by the Listing Exchange, it will also calculate a similar total return using the relevant Fund's NAV. The Trust may also provide reported closing price data for iShares and calculations of any applicable premiums or discounts against NAV on its website and in the Trust Prospectuses and annual reports.

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Because there are different methods for calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of open-end and closed-end investment companies with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

In addition, in connection with the communication of its performance to current or prospective shareholders, a Fund also may compare those figures to the performance of certain unmanaged indices which may assume the reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples of such indices include, but are not limited to the following:

.. Dow Jones Industrial Average
.. Consumer Price Index
.. Standard & Poor's 500 Composite Stock Price Index (S&P 500)
.. NASDAQ OTC Composite Index
.. NASDAQ Industrials Index
.. International Finance Corporation's (Global) Composite and (Investable)
  Composite Indices
.. Morgan Stanley Capital International Indices
.. NASDAQ Composite Index
.. Wilshire 5000 Stock Index

Miscellaneous Information

Counsel. Morgan, Lewis & Bockius LLP, Washington, D.C., is counsel to the Trust.

Independent Auditors. PricewaterhouseCoopers LLP, located at 333 Market Street, San Francisco, CA 94105, serve as the independent auditors and accountants of the Trust. They audit the Funds' financial statements and perform other related audit services.